UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-06719

Sterling Capital Funds

(Exact name of registrant as specified in charter)

434 Fayetteville Street Mall, 5th Floor

Raleigh, NC 27601-0575

(Address of principal executive offices) (Zip code)

E.G. Purcell, III, President

Sterling Capital Funds

434 Fayetteville Street Mall, 5th Floor

Raleigh, NC 27601-0575

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (800) 228-1872

Date of fiscal year end:  September 30

Date of reporting period:  September 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

STERLING CAPITAL FUNDS

ANNUAL REPORT

SEPTEMBER 30, 2011

May lose value • Not FDIC insured • Not insured by any government agency • Not guaranteed by the bank • Not a deposit

Notice of Privacy Policy & Practices

Sterling Capital Funds recognizes and respects the privacy expectations of our customers.1 We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the Sterling Capital Funds.

Collection of Customer Information

We collect nonpublic personal information about our customers from the following sources:

•	Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

•	Account History, including information about the transactions and balances in a customer’s accounts; and

•	Correspondence, written, telephonic or electronic between a customer and the Sterling Capital Funds or service providers to the Sterling Capital Funds.

Disclosure of Customer Information

We many disclose all of the consumer information outlined above to third parties who are not affiliated with the Sterling Capital Funds:

•	as permitted by law — for example with service providers who maintain or service shareholder accounts for the Sterling Capital Funds or to a shareholder’s broker or agent; and

•	to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

Security of Customer Information

We require service providers to the Sterling Capital Funds:

•	to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the Sterling Capital Funds; and

•	to maintain physical, electronic and procedural safeguards that comply with applicable legal standards to guard nonpublic personal information of customers of the Sterling Capital Funds.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former customer of the Sterling Capital Funds.

1 For purposes of this notice, the terms “customer” or “customers” includes both individual shareholders of the Sterling Capital Funds and individuals who provide nonpublic personal information to the Sterling Capital Funds, but do not invest in Sterling Capital Funds shares.

Sterling Capital Funds

(This page has been left blank intentionally.)

Letter from the President and the Investment Advisor

Dear Shareholders:

We are pleased to present this annual report for the 12-month period ended September 30, 2011. The economy during this time continued its slow recovery from the severe recession of 2008. A number of leading economic indicators pointed to slow growth, though many quickly deteriorated in early 2011. Downward revisions to GDP numbers indicated the economy’s expansion had nearly stalled. The resulting blow to investor confidence sent financial markets into a period of tremendous volatility, which erased much of the gains made during the first three quarters of the fiscal year. Overall, the S&P 500 returned 1.1%; the Russell 2000 Index of small-capitalization stocks returned -3.53%; the MSCI EAFE Index of international stocks returned -12.02%; and the Barclays Capital U.S. Aggregate Bond Index returned 5.26%.

A stalling economy

Entering 2011, a second round of quantitative easing by the Federal Reserve, along with strengthened corporate balance sheets and improved earnings reports, led to general sentiment that the economy was on a path to recovery. But while our projections for the first half of the fiscal year accurately predicted soft patches and a faltering expansion, they over estimated economic growth. Several factors continued to drag on the recovery, including continued weakness in the housing market and stubbornly high unemployment figures. Additionally, supply chain disruptions resulting from the March 2011 tsunami in Japan dealt a setback to manufacturing activity and the deteriorated fiscal positions of Greece, Ireland, Portugal and other peripheral members of the euro zone tempered any optimism.

Those negatives, along with concerns that domestic political bickering would limit opportunities for policies that could support a near-term recovery, boosted concerns about a double-dip recession. A few positives remained by September 2011, in particular robust manufacturing activity and an expanded service sector. Nevertheless, it appeared that the recession was much more severe than initially reported and that the U.S. economic recovery to this point has been much flatter.

A volatile period for stocks

Equity markets ended the period down slightly. Market gains through the first three quarters of the fiscal year gave way to high market volatility and steep losses in the final quarter. The market’s volatility was the result of several factors, including concern over the slowing pace of the U.S. economy, Greek sovereign debt challenges and partisan gridlock in Washington. A second round of quantitative easing by the Federal Reserve and strengthening corporate balance sheets helped the market perform well early in the period. Attractive valuations and dividend yields (which in many cases were higher than yields offered by domestic fixed-income securities) helped drive up investor confidence, fueling increasing demand for equities. Investors who until this point had traded largely based on their appetite for risk began paying more attention to industry and company fundamentals.

Equities stumbled at the end of the second quarter of 2011, as concerns about European sovereign debt, most notably in Greece, raised fears of financial system contagion and a second global recession. Additionally, unrest in the Middle East contributed to worries about the global oil supply, sending prices higher. After steadying briefly in July, the markets gave back their gains for the year in August. High market volatility continued through the remainder of the period as confidence swung wildly and investors returned to trading based on their degree of willingness to assume risk.

Consumer staples, which tends to hold up well in slowing economies, was one of the best-performing sectors during the 12-month period. Financial services and basic materials stocks were among the period’s worst performers. Emerging markets suffered from efforts by China and others to cool mounting inflation, while European stock markets were hurt by concerns about sovereign debt problems in countries such as Greece. Many of our Sterling Capital funds lagged their benchmarks slightly during this fiscal year due to the challenging economic and investing climate.

Strong performance from Treasuries

The fixed-income market performed well during the first half of the period. The Federal Reserve’s policies to provide quantitative easing and to keep the federal funds rate low provided support for many kinds of bonds. The Treasury yield curve remained steep through the first quarter of 2011: Short-term yields remained anchored by the low federal funds rate, while long-term rates reflected the expectation for higher inflation brought about by strengthening economic growth.

Concerns about European sovereign debt near the end of the third fiscal quarter drove investors to the perceived safety of the U.S. dollar and Treasuries, pushing down yields. Lower GDP numbers further contributed to the flight from risk, causing a downward shift in yields. In an ironic twist, Standard & Poor’s August downgrade of the U.S. long-term credit rating sparked a bond market rally that drove the 10-year Treasury yield close at its all-time low. Investors continued to view Treasuries as safe havens as they cut risk amid uncertainty.

Our perspective

Challenges to the recovery remain, as high unemployment and uncertain fiscal policy produce headwinds. We believe unemployment is unlikely to improve in 2011. Still, we believe that the Federal Reserve’s policies will continue to be accommodative although it is unlikely to be enough without fiscal expansion to boost economic growth and we see a likely chance of recession here and in Europe.

Thank you for your confidence in the Sterling Capital Funds. We encourage you to call us with any questions at 1-800-228-1872.

Sincerely,

E.G. Purcell, III

President

Sterling Capital Funds

Jeffrey J. Schappe, CFA

Managing Director-Chief Investment Officer

Sterling Capital Management LLC

Past performance does not guarantee future results.

This report is authorized for distribution only when preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money. Sterling Capital Management LLC (“Sterling Capital”) serves as investment advisor to the Sterling Capital Funds and is paid a fee for its services. Shares of the Sterling Capital Funds (each a “Fund” and collectively, the “Funds”) are not deposits or obligations of, or guaranteed or endorsed by, Branch Banking and Trust Company or its affiliates. The Funds are not insured by the FDIC or any other government agency. The Funds currently are distributed by Sterling Capital Distributors, Inc. The distributor is not affiliated with Branch Banking and Trust Company or its affiliates.

The foregoing information and opinions are for general information only. Sterling Capital does not guarantee their accuracy or completeness, nor assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only and are not intended as an offer or solicitation with respect to the purchase or sale of any security or as offering individual or personalized investment advice.

1

Sterling Capital Select Equity Fund

Portfolio Manager

Stephen L. Morgan

Sterling Capital Select Equity Fund (formerly known as BB&T Select Equity Fund) (the “Fund”) is managed by Stephen L. Morgan, portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Stephen joined Sterling Capital in 1999. He has investment experience since 1980. Stephen is a graduate of American University where he received his BS in Finance and Accounting. He received his MBA from Virginia Tech. The Investment Team supporting the Fund has more than 65 combined years of investment experience and includes:

•	Greg Towner, CFA, CMT, Director
•	J. Blake Guyler, CFA, Director
•	James M. Walden, CFA, Director

Investment Concerns

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. Equity securities (stocks) are more volatile and carry more risk. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The Fund may invest in foreign securities which involve certain risks such as currency volatility and political, social and economic instability.

Q. How did the Fund perform during the 12-month period between October 1, 2010 and September 30, 2011?

A. The Fund posted a return of -4.74% (Institutional Shares). That compared to a 1.14% return for its benchmark, S&P 500® Index.

Q. What factors affected the Fund’s performance?

A. The Fund’s return relative to its benchmark benefited from its overweight position in the energy and technology sectors, both of which performed relatively well during the period. Investors favored technology stocks, for example, for their perceived attractive valuations and strong balance sheets. The Fund’s underweight position in financial services stocks also benefited relative performance, as those stocks underperformed other sectors of the market.1

The Fund’s underperformance relative to its benchmark resulted in part from the fact that growth stocks outperformed value stocks during the period, and the Fund was underweight growth stocks. The Fund’s underweight positions in consumer staples and utilities — defensive sectors which performed relatively well during the period — also dampened the Fund’s relative performance.1

[1]	Portfolio composition is as of September 30, 2011 and is subject to change.

2

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2011	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	10/9/92	-10.45%	-7.50%	-0.24%
Class B Shares**	1/1/96	-9.44%	-7.22%	-0.26%
Class C Shares***	2/1/01	-5.72%	-7.10%	-0.41%
Institutional Shares	10/9/92	-4.74%	-6.15%	0.60%
S&P 500® Index	N/A	1.14%	-1.18%	2.82%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

S&P 500® Index is generally considered to be representative of the performance of the stock market as a whole. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

3

Sterling Capital Mid Value Fund

Portfolio Manager

Timothy P. Beyer, CFA

Sterling Capital Mid Value Fund (formerly known as BB&T Mid Cap Value Fund) (the “Fund”) is managed by Timothy P. Beyer, CFA, portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Timothy joined Sterling Capital in 2004. He has investment experience since 1989. Timothy is a graduate of East Carolina University where he received his BSBA in Finance. The Investment Team supporting the Fund has more than 97 combined years of investment experience and includes:

•	Eduardo A. Brea, CFA, Managing Director
•	Robert W. Bridges, CFA, Director
•	Lee D. Houser, CFA, Director
•	Patrick W. Rau, CFA, Executive Director
•	Brian R. Walton, CFA, Managing Director

Investment Concerns

The Fund may invest in undervalued securities which may not appreciate in value as anticipated or remain undervalued for longer than anticipated. Investments made in small to mid-capitalization companies are subject to greater risks than large company stocks due to limited resources and inventory and are more sensitive to adverse conditions. The Fund may invest in foreign securities which may be more volatile and less liquid due to currency fluctuation and political, social and economic instability.

Q. How did the Fund perform during the 12-month period between October 1, 2010 and September 30, 2011?

A. The Fund posted a return of -5.29% (Institutional Shares). That compared to a -2.36% return for its benchmark, Russell Midcap® Value Index.

Q. What factors affected the Fund’s performance?

A. In a market environment that continued to exhibit signs of economic stress, cyclical stocks led the market lower. Weakening energy prices hurt energy stocks, and technology stocks performed poorly.

Meanwhile, defensive stocks, such as utilities and consumer staples, performed well. Health care stocks contributed positively to the Fund’s absolute return due to their attractive valuations and defensive nature in a weakening economy.1

Much of the Fund’s underperformance relative to its benchmark can be attributed to underweight positions in utilities and consumer staples.1

Overweight positions in the health care, financials and consumer discretionary sectors benefited the Fund’s relative performance. Stock selection in health care, including new investments in a biotech-related health care company, also benefited the Fund. Additionally, holdings of a dominant online retailer as well as a specialty mattress firm helped the Fund’s relative performance.1

[1]	Portfolio composition is as of September 30, 2011 and is subject to change.

4

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2011	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	8/1/96	-10.96%	-1.30%	5.44%
Class B Shares**	7/25/01	-10.00%	-1.11%	5.41%
Class C Shares***	7/25/01	-6.26%	-0.96%	5.24%
Institutional Shares	8/1/96	-5.29%	0.04%	6.29%
Class R Shares	2/1/10[1]	-5.71%	-0.06%	6.24%
Russell Midcap® Value Index	N/A	-2.36%	-0.84%	7.54%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]

Class R Shares were not in existence prior to 2/1/10. Performance for periods prior to 2/1/10 is based on the performance of the Institutional Shares, but such performance does not reflect Class R Shares’ 12b-1 fees, which if reflected, would have caused performance to be lower.

The Fund is measured against Russell Midcap® Value Index, an unmanaged index which measures the performance of those securities in the Russell 1000 with lower price-to-book ratios or lower forecasted growth values. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If fees had not been waived, the Fund’s total return for the periods would have been lower.

5

Sterling Capital Small Value Fund

Portfolio Manager

Eduardo Brea, CFA

Sterling Capital Small Value Fund (formerly known as Sterling Capital Small Cap Value Fund) (the “Fund”) is managed by Eduardo Brea, CFA, Managing Director and Equity Portfolio Manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Eduardo joined Sterling Capital in 1995. He has investment experience since 1989. Mr. Brea is a graduate of the University of Florida where he received his BS in Finance. He received his MBA from University of South Florida. The Investment Team supporting the Fund has more than 97 combined years of investment experience and includes:

•	Timothy P. Beyer, CFA, Managing Director
•	Brian R. Walton, CFA, Managing Director
•	Patrick W. Rau, CFA, Executive Director
•	Robert W. Bridges, CFA, Director
•	Lee D. Houser, CFA, Director

Investment Concerns

The Fund may invest in undervalued securities which may not appreciate in value as anticipated or remain undervalued for longer than anticipated. Investments made in small to mid-capitalization companies are subject to greater risks than large company stocks due to limited resources and inventory and are more sensitive to adverse conditions. The Fund may invest in foreign securities which may be more volatile and less liquid due to currency fluctuation and political, social and economic instability.

Q. How did the Fund perform during the 12-month period between October 1, 2010 and September 30, 2011?

A. The Fund returned -3.31% (Institutional Shares). That compared to a -5.99% return for its benchmark, Russell 2000® Value Index (the “Index”) of small-cap stocks.

Q. What factors affected the Fund’s performance?

A. While the Fund’s performance was slightly negative for fiscal year 2011, we performed better than the Russell 2000® Value Index. The recent decline in the equity markets reflects investor concerns regarding budgetary imbalances and the inexorable growth in debt financed government spending, both in the U.S. and Europe. These concerns were manifest in significant declines in economically sensitive companies in the consumer, financial, technology, and producer durables sectors. Defensive sectors such as utilities and consumer staples outperformed.1

For the Fund, we outperformed the Index in 7 out of 10 sectors, largely through stock selection. The impact of sector selection was marginally negative. As a bottom-up value manager, we expect the vast majority of our value–added attribution to reside in stock selection. In 2011, our portfolio also benefited from the announced acquisition of two portfolio holdings - National Semiconductor (acquired by Texas Instruments) and Graham Packaging (acquired by Reynolds Group) at significant premiums to our purchase price.1

We are using the weak equity markets to establish positions in businesses with significant upside and economic sensitivity. This is where the best risk/reward valuations lead us. While our sector weightings are not dramatically different from the benchmark, we do have overweights in technology, consumer discretionary and producer durables. We have meaningful underweights in utilities and REITs.1

[1]	Portfolio composition is as of September 30, 2011 and is subject to change.

6

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2011	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	2/1/10[1]	-9.10%	-0.87%	6.12%
Class B Shares**	2/1/10[1]	-9.08%	-0.18%	6.62%
Class C Shares***	2/1/10[1]	-4.30%	0.08%	6.62%
Institutional Shares	1/2/97[1]	-3.31%	0.40%	6.79%
Class R Shares	2/1/10[1]	-3.49%	0.34%	6.76%
Russell 2000® Value Index	N/A	-5.99%	-3.08%	6.47%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

1	Class A, B, C and R Shares were not in existence prior to 2/1/10. Performance for periods prior to 2/1/10 is based on the performance of Institutional Shares and has been adjusted for maximum CDSC to the class applicable but does not include 12b-1 fees, which if reflected, would have caused performance of Class A, B C and R Shares to be lower. The performance information for Institutional Shares (formerly known as Sterling Shares) prior to 12/18/06 is based on the performance of the Institutional Shares of the Fund’s Predecessor, Sterling Capital Small Cap Value Fund, a series of The Advisors’ Inner Circle Fund (the “Predecessor Fund”), which transferred all of its assets and liabilities to the Fund pursuant to a reorganization. Information prior to 3/16/01 relates to the UAM Fund Inc.’s Sterling Partners’ Small Cap Value Portfolio, the assets of which were acquired by the Predecessor Fund. The performance of the Fund’s Institutional Shares would have been different because the Fund’s Institutional Shares have different expenses than the Predecessor’s Institutional Shares.

Russell 2000® Value Index is a widely recognized index of common stocks that measures the performance of small- to mid-sized companies. The Index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

7

Sterling Capital International Fund

Portfolio Managers

Richard Pell, Chief Investment Officer

Artio Global Management LLC (subadviser)

Sterling Capital International Fund (formerly known as BB&T International Equity Fund) (the “Fund”) is managed by Richard Pell, Chief Investment Officer, at Ario Global Management LLC (“Artio Global”), subadvisor to the Fund. Richard has managed the Fund since 2007. He received his BA from the University of California at Berkeley and an MBA from New York University. Richard has investment experience since 1983.

Investment Concerns

The Fund invests in the securities of foreign and emerging markets which involve certain risks such as currency fluctuation and political, social and economic instability. The Fund may invest in derivatives (futures, options, swaps) and exchange traded funds which may incur additional costs. Derivatives may be more sensitive to changes in market conditions and may amplify risks. The Fund may engage in writing covered call options. By writing covered call options, the Fund limits its opportunity to profit from an increase in the price of the underlying stock above the premium and the strike price, but continues to bear the risk of a decline in the stock price. While the Fund receives premiums for writing covered call options, the price it realizes from the exercise of an option could be substantially below a stock’s current market price.

Q. How did the Fund perform during the 12-month period between October 1, 2010 and September 30, 2011?

A. The Fund returned -18.50% (Institutional Shares). That compared to a -13.24% return for its benchmark, MSCI All Country World Index Ex-US. (net).

Q. What factors affected the Fund’s performance?

A. Volatility was the overriding trend of the 12-month period, as investor sentiment rose and fell amid bouts of extreme optimism and pessimism. The global economy worked through a long list of challenges. Meanwhile, governmental policy actions to prop up weaker segments of the market rendered traditional fundamental analysis less effective at determining market direction. Ultimately, investor concerns outweighed optimism and absolute returns were in negative territory for the period.1

The single largest drag on the Fund’s relative performance was its overweight position in emerging markets. An overweight position in China and India and stock selection in those countries and Russia also were notable detractors for the period.1

Stock and sector selection in certain areas of the developed markets, most notably in the financial and consumer staples sectors, also hurt the Fund’s relative performance. While an underweight position in the financials sector helped mitigate some of the poor relative performance, stock selection offset any benefits.1

The Fund’s relative performance benefited from stock selection in the developed markets portion of the portfolio. In particular, the industrials and information technology sectors added value. Stock selection in the emerging markets of Korea and Taiwan also boosted relative performance.1

[1]	Portfolio composition is as of September 30, 2011 and is subject to change.

8

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2011	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	1/2/97	-23.64%	-8.84%	-0.23%
Class B Shares**	1/2/97	-22.42%	-8.50%	-0.23%
Class C Shares***	2/1/01	-19.23%	-8.41%	-0.38%
Institutional Shares	1/2/97	-18.50%	-7.49%	0.60%
MSCI All Country World Index Ex-U.S. (net)	N/A	-13.24%	-4.13%	4.28%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

MSCI All Country World Index Ex-U.S. (net) is a unmanaged market capitalization-weighted index that is designed to represent the performance of equity markets in the global developed and emerging markets, excluding the United States. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

9

Sterling Capital Special Opportunities Fund

Portfolio Manager

George F. Shipp, CFA

Chief Investment Officer

Scott & Stringfellow, LLC (subadviser)

Sterling Capital Special Opportunities Fund (formerly known as BB&T Special Opportunities Fund) (the “Fund”) is managed by George F. Shipp, CFA, Chief Investment Officer of Scott & Stringfellow, LLC (“Scott & Stringfellow”), subadvisor to the Fund. George has been the Fund’s manager since 2003 and also manages the Sterling Capital Equity Income Fund. He has investment experience since 1982. George is a graduate of the University of Virginia and received his MBA at the Darden Graduate School of Business. The Investment Team supporting the Fund has more than 123 combined years of investment experience and includes:

•	Adam B. Bergman, CFA
•	Joshua L. Haggerty, CFA
•	R. Griffith Jones, Jr.
•	Farley C. Shiner, CFA
•	Colin R. Ducharme, CFA
•	Guy W. Ford, CFA
•	Michael S. Peasley, CFA

Investment Concerns

The Fund is subject to investment style risk which depends on the market segment in which the Fund is primarily invested. An investment in growth stocks may be particularly sensitive to market conditions while value stocks may be undervalued for longer than anticipated. The Fund may invest in foreign securities subject to risks such as currency volatility and political and social instability or small capitalization companies subject to greater volatility and less liquidity due to limited resources or product lines. The Fund may engage in writing covered call options. By writing covered call options, the Fund limits its opportunity to profit from an increase in the price of the underlying stock above the premium and the strike price, but continues to bear the risk of a decline in the stock price. While the Fund receives premiums for writing covered call options, the price it realizes from the exercise of an option could be substantially below a stock’s current market price.

Q. How did the Fund perform during the 12-month period between October 1, 2010 and September 30, 2011?

A. The Fund returned -3.46% (Institutional Shares). That compared to a 1.14% return for its benchmark, S&P 500® Index.

Q. What factors affected the Fund’s performance?

A. Easy monetary policy and strong corporate earnings helped buoy investors’ appetite for stocks early in the 12-month period. Midway through 2011, however, investor optimism gave way to increasing uncertainty as a result of ongoing European sovereign credit concerns and evidence of macroeconomic deceleration. The end of the 12-month period was marked by increasing volatility.1

The Fund’s relative performance suffered from an overweight position in small- and mid-cap stocks, which experienced considerable volatility during the period. By comparison, the benchmark has a bias toward larger-cap shares, which weathered the volatility better than the smaller cap stocks. Stock selection within the technology and energy sectors also detracted from performance. An underweight position in the market’s top performing sectors, utilities and consumer staples, further contributed to the Fund’s relative underperformance.1

The Fund benefited from overweight positions in the technology and health care sectors, both of which performed well during the period under review. Stock selection in the health care sector also contributed to the Fund’s relative performance. In particular, double-digit percentage gains in a diversified health insurer and a large drug distributor helped relative performance. The Fund’s lone holding in basic materials was also a solid contributor.1

[1]	Portfolio composition is as of September 30, 2011 and is subject to change.

10

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2011	Inception Date	1 Year	5 Years	Since Inception
Class A Shares*	6/2/03	-9.25%	1.39%	7.90%
Class B Shares**	6/2/03	-8.23%	1.67%	7.87%
Class C Shares***	6/2/03	-4.43%	1.83%	7.86%
Institutional Shares	6/2/03	-3.46%	2.85%	8.93%
Class R Shares	2/1/10[1]	-3.95%	2.77%	8.88%
S&P 500® Index	5/31/03	1.14%	-1.18%	4.01%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains.

[1]

Class R Shares were not in existence prior to 2/1/10. Performance for periods prior to 2/1/10 is based on the performance of Institutional Shares, but such performance does not reflect Class R Shares’ 12b-1 fees, which if reflected, would have caused performance to be lower.

The Fund is measured against S&P 500® Index, an unmanaged index which is generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

11

Sterling Capital Equity Income Fund

Portfolio Manager

George F. Shipp, CFA

Chief Investment Officer

Scott & Stringfellow, LLC (subadviser)

Sterling Capital Equity Income Fund (formerly known as BB&T Equity Income Fund) (the “Fund”) is managed by George F. Shipp, CFA, Chief Investment Officer of Scott & Stringfellow, LLC (“Scott & Stringfellow”), subadvisor to the Fund. George has been the Fund’s manager since 2004 and also manages the Sterling Capital Special Opportunities Fund. He has investment experience since 1982. George is a graduate of the University of Virginia and received his MBA at the Darden Graduate School of Business. The Investment Team supporting the Fund has more than 123 combined years of investment experience and includes:

•	Adam B. Bergman, CFA
•	Joshua L. Haggerty, CFA
•	R. Griffith Jones, Jr.
•	Farley C. Shiner, CFA
•	Colin R. Ducharme, CFA
•	Guy W. Ford, CFA
•	Michael S. Peasley, CFA

Investment Concerns

The Fund invests primarily in dividend-paying securities but also in convertible securities in search of yield. These securities may be undervalued and their value could be negatively affected by a rise in interest rates. The Fund may engage in writing covered call options. By writing covered call options, the Fund limits its opportunity to profit from an increase in the price of the underlying stock above the premium and the strike price, but continues to bear the risk of a decline in the stock price. While the Fund receives premiums for writing covered call options, the price it realizes from the exercise of an option could be substantially below a stock’s current market price.

Q. How did the Fund perform during the 12-month period between October 1, 2010 and September 30, 2011?

A. The Fund returned 3.17% (Institutional Shares). That compared to a 1.14% return for its benchmark, S&P 500® Index.

Q. What factors affected the Fund’s performance?

A. Easy monetary policy and strong corporate earnings helped buoy investors’ appetite for stocks in the first half of 2011. But this positive performance gave way to increasing volatility in the final quarter of the fiscal year, as ongoing sovereign credit concerns and evidence of macroeconomic deceleration dominated investor sentiment.1

The Fund’s positioning in large cap, dividend-paying securities served it well during the period of market volatility. The Fund surpassed its benchmark in part due to an overweight position in the consumer staples sector. Stock selection in this sector also benefited the Fund, with strong performance coming from shares of a global foods company and a global personal care business. The Fund sold both holdings during the year. Underweight positions in the financials and basic materials sectors, the market’s worst performing sectors, also contributed to relative performance.1

The Fund’s relative performance suffered in part due to underperformance from its health care holdings. Weak returns from shares of a European capital goods company and a domestic thrift also contributed negatively to the Fund’s performance relative to the benchmark. The Fund’s cash holdings were an additional drag on performance due to the Federal Reserve’s decision to keep interest rates near zero.1

[1]	Portfolio composition is as of September 30, 2011 and is subject to change.

12

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%
***

Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2011	Inception Date	1 Year	5 Years	Since Inception
Class A Shares*	6/30/04	-3.02%	2.48%	6.94%
Class B Shares**	6/30/04	-1.88%	2.76%	7.01%
Class C Shares***	6/30/04	2.13%	2.94%	7.01%
Institutional Shares	6/30/04	3.17%	3.97%	8.08%
Class R Shares	2/1/10[1]	2.74%	3.82%	7.97%
S&P 500® Index	6/30/04	1.14%	-1.18%	1.95%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]

Class R Shares were not in existence prior to 2/1/10. Performance for periods prior to 2/1/10 is based on the performance of Institutional Shares, but such performance does not reflect Class R Shares’ 12b-1 fees, which if reflected, would have caused performance to be lower.

The Fund is measured against S&P 500® Index, an unmanaged index which is generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

13

Sterling Capital Short-Term Bond Fund

Portfolio Managers

Sterling Capital Short-Term Bond Fund (formerly known as BB&T Short U.S. Government Fund) (the “Fund”) is managed by Mark Montgomery, CFA and Richard LaCoff, portfolio managers for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Mark Montgomery, CFA

Mark joined Sterling Capital in 1997. He has co-managed the Fund since 2008 and also co-manages the Sterling Capital Total Return Bond Fund. He received his BS from West Chester University and an MBA from Drexel University. Mark has investment experience since 1990.

Richard D. LaCoff

Richard joined Sterling Capital in 2007. He has co-managed the Fund since 2010 and also co-manages the Sterling Capital Total Return Bond Fund. He received his BS from Villanova University and an MBA from Drexel University. Richard has investment experience since 1991.

The Investment Team supporting the Fund includes 18 investment professionals with an average of more than 16 years industry experience.

Investment Concerns

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise the value of bond prices will decline and an investor may lose money. The Fund may invest in more aggressive investments such as foreign securities which may expose the fund to currency and exchange rate fluctuations; derivatives (futures and swaps); mortgage-backed securities sensitive to interest rates and high yield debt (also known as junk bonds) all of which may cause greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify risks.

Q. How did the Fund perform during the 12-month period between October 1, 2010 and September 30, 2011?

A. The Fund gained 0.05% (Institutional Shares). That compared to a 1.23% return for its benchmark, Barclays Capital 1-3 Year Government Index.

Q. What factors affected the Fund’s performance?

A. Investors engaged in a flight-to-quality during the period, selecting U.S. Treasuries and municipal bonds in the face of sluggish U.S. economic growth and the uncertainty generated by Europe’s sovereign debt woes. The Fund benefited from an overweight exposure to taxable municipal bonds. However, the Fund’s allocation to commercial mortgage-backed securities was a drag on absolute performance, as spreads widened due to concerns about a slowdown in the U.S. economy.1

The Fund’s position in long-duration bonds, which rose in value as rates fell, boosted relative performance. Exposure to corporate bonds weighed on relative performance, as investors reacted to a slowing global economy and Greece’s ongoing debt crisis.1

1	Portfolio composition is as of September 30, 2011 and is subject to change.

14

*	Reflects 2.50% maximum sales charge.

Average Annual Total Returns
As of September 30, 2011	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	11/30/92	-2.72%	2.67%	2.46%
Institutional Shares	11/30/92	0.05%	3.42%	2.96%
Barclays Capital 1-3 Year Government Index	11/30/92	1.23%	3.96%	3.44%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against Barclays Capital 1-3 Year Government Index which consists of securities in Barclays Capital U.S. Government Index with a maturity from one up to three years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

15

Sterling Capital Intermediate U.S. Government Fund

Portfolio Manager

Brad D. Eppard, CFA

Sterling Capital Intermediate U.S. Government Fund (formerly known as BB&T Intermediate U.S. Government Fund) (the “Fund”) is managed by Brad D. Eppard, CFA, Director and Portfolio Manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Brad joined Sterling Capital in 2003. He has investment experience since 1985. He has been the portfolio manager for the Fund since 2003. Brad is a graduate of Radford University where he received his BS in Business Administration/Accounting. He is a CFA Charterholder. The Investment Team supporting the Fund includes 18 investment professionals with an average of more than 16 years industry experience.

Investment Concerns

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise the value of bond prices will decline and an investor may lose money. The Fund may invest in mortgage-backed securities which tend to be more sensitive to changes in interest rates. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies (such as Fannie Mae or Freddie Mac). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Q. How did the Fund perform during the 12-month period between October 1, 2010 and September 30, 2011?

A. The Fund gained 3.02% (Institutional Shares). That compared to a 3.40% return for its benchmark, Barclays Capital Intermediate Government Index.

Q. What factors affected the Fund’s performance?

A. The Fund’s coupon income remained low during the period as the Federal Reserve’s concerns about the U.S. economy weighed upon interest rates. The yield for the 10-year Treasury, for instance, dropped from 2.51% to 1.92% over the course of the period. At the same time, the Fund’s absolute return was boosted by higher bond prices, as investors sought shelter from continued fiscal problems in peripheral European countries.1

The Fund’s performance lagged the benchmark in part because of its stake in high-grade paper issued by financial corporations. The industry’s struggles dragged on bond prices during the period under review.1

At the same time, the Fund’s relative performance benefited from maintaining a longer average duration than the benchmark index. The strategy allowed the portfolio to benefit from an overall drop in interest rates.1

[1]	Portfolio composition is as of September 30, 2011 and is subject to change.

16

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2011	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	10/9/92	-3.07%	4.19%	3.86%
Class B Shares**	1/1/96	-2.00%	4.46%	3.85%
Class C Shares***	2/1/01	1.99%	4.67%	3.71%
Institutional Shares	10/9/92	3.02%	5.69%	4.73%
Barclays Capital Intermediate Government Index	9/30/92	3.40%	5.92%	5.12%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains.

The Fund is measured by Barclays Capital Intermediate Government Bond Index, an unmanaged index comprised of all publicly issued non-convertible domestic debt of the U.S. government or any agency there of, or corporate debt guaranteed by the U.S. government all with outstanding principal of $1 million and maturity between one and ten years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

17

Sterling Capital Total Return Bond Fund

Portfolio Managers

Sterling Capital Total Return Bond Fund (formerly known as BB&T Total Return Bond Fund) (the “Fund”) is managed by Mark Montgomery, CFA and Richard LaCoff, portfolio managers for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Mark Montgomery, CFA

Mark joined Sterling Capital in 1997. He has co-managed the Fund since 2008 and also co-manages the Sterling Capital Short-Term Bond Fund. He received his BS from West Chester University and an MBA from Drexel University. Mark has investment experience since 1990.

Richard D. LaCoff

Richard joined Sterling Capital in 2007. He has co-managed the Fund since 2010 and also co-manages the Sterling Capital Short-Term Bond Fund. He received his BS from Villanova University and an MBA from Drexel University. Richard has investment experience since 1991. The Investment Team supporting the Fund includes 18 investment professionals with an average of more than 16 years industry experience.

Investment Concerns

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise the value of bond prices will decline and an investor may lose money. The Fund may invest in more aggressive investments such as foreign securities which may expose the fund to currency and exchange rate fluctuations; derivatives (futures and swaps); mortgage-backed securities sensitive to interest rates and high yield debt (also known as junk bonds) all of which may cause greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify risks.

Q. How did the Fund perform during the 12-month period between October 1, 2010 and September 30, 2011?

A. The Fund gained 3.94% (Institutional Shares). That compared to a 5.26% return for its benchmark, Barclays Capital U.S. Aggregate Bond Index.

Q. What factors affected the Fund’s performance?

A. Concerns about sovereign debt risk in Europe — particularly in Greece — and its potential to weigh on the U.S. economy’s growth rate created uncertainty during the period. Nervous investors flocked to U.S. Treasury securities with extremely high levels of liquidity and safety — pushing bond prices higher and yields lower. The Fund’s absolute return benefited in that environment.1

The Fund’s relative return benefited from the Fund’s overweight position in mortgage-backed securities, which offered higher yields than

Treasury securities along with strong credit ratings. Also, the Fund’s duration was longer than that of its benchmark index, which helped relative returns as prices of longer-term securities rose more than prices on shorter-term issues in the declining rate environment.1

The Fund’s relative return was dampened by the Fund’s overweight position in corporate bonds, which lagged Treasuries during the period. Investors feared that the U.S. economy would slow significantly and corporate profits would suffer as a result. Combined, those forces pushed down prices on corporate bonds. In particular, the Fund’s overweight position in corporate bonds from the financials sector was a drag on relative performance. Investors worried about global financial institutions’ exposure to Greece, which was in danger of defaulting on its debt during the period.1

[1]	Portfolio composition is as of September 30, 2011 and is subject to change.

18

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2011	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	12/2/99	-2.28%	5.48%	4.90%
Class B Shares**	12/2/99	-1.00%	5.78%	4.89%
Class C Shares***	2/1/01	2.91%	5.96%	4.77%
Institutional Shares	12/2/99	3.94%	7.00%	5.79%
Class R Shares	2/1/10[1]	3.24%	6.77%	5.67%
Barclays Capital U.S. Aggregate Bond Index	N/A	5.26%	6.53%	5.66%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]

Class R Shares were not in existence prior to 2/1/10. Performance for periods prior to 2/1/10 is based on the performance of Institutional Shares, but such performance does not reflect Class R Shares’ 12b-1 fees, which if reflected, would have caused performance to be lower.

The Fund is measured against Barclays Capital U.S. Aggregate Bond Index, an unmanaged index which is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

19

Sterling Capital Kentucky Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

Sterling Capital Kentucky Intermediate Tax-Free Fund (formerly known as BB&T Kentucky Intermediate Tax-Free Fund) (the “Fund”) is managed by Robert F. Millikan, CFA, Executive Director and Portfolio Manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Robert joined Sterling Capital in 2000. He manages the state-specific municipal bond fund portfolios and has investment experience since 1990. Bob is a graduate of Wake Forest University where he received his BA in Economics and is a CFA Charterholder. The Investment Team supporting the Fund includes 18 investment professionals with an average of more than 16 years industry experience.

Investment Concerns

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by Kentucky and its political subdivisions and therefore will be affected by economic, political or other events affecting Kentucky.

Q. How did the Fund perform during the 12-month period between October 1, 2010 and September 30, 2011?

A. The Fund gained 3.34% (Institutional Shares). That compared to a 4.65% return for Barclays Capital 7-Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. Municipal bond markets generated strong absolute returns during the period. Several factors sparked a rally in Treasuries, which also prompted a muni bond rally. The threat of default by the Greek government and its reverberations through Europe in addition to Japan’s economic woes combined to drive Treasury and muni prices higher. Soft domestic economic growth and the Federal Reserve’s decision to keep short-term rates low buoyed the Fund’s returns as well. Issues with longer maturities — 7 to 10 years — were the bond market’s biggest performers.1

The Fund’s exposure to shorter-term bonds than the benchmark index dragged on relative returns. The Fund’s relative performance benefited from exposure to hospital, education and transportation bonds, which outperformed general obligation issues.1

[1]	Portfolio composition is as of September 30, 2011 and is subject to change.

20

*	Reflects 3.00% maximum sales charge.

Average Annual Total Returns
As of September 30, 2011	Inception Date	1 Year	5 Years	Since Inception
Class A Shares*	2/24/03	-0.06%	4.28%	3.92%
Institutional Shares	2/24/03	3.34%	5.18%	4.35%
Barclays Capital 7-Year Municipal Bond Index	2/28/03	4.65%	5.95%	4.90%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against Barclays Capital 7-Year Municipal Bond Index, an unmanaged index which is representative of municipal bonds with a minimum credit rating of at least Baa, have a maturity value of at least $5 million and a maturity range of six to eight years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

21

Sterling Capital Maryland Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

Sterling Capital Maryland Intermediate Tax-Free Fund (formerly known as BB&T Maryland Intermediate Tax-Free Fund) (the “Fund”) is managed by Robert F. Millikan, CFA, Executive Director and Portfolio Manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Robert joined Sterling Capital in 2000. He manages the state-specific municipal bond fund portfolios and has investment experience since 1990. Bob is a graduate of Wake Forest University where he received his BA in Economics and is a CFA Charterholder. The Investment Team supporting the Fund includes 18 investment professionals with an average of more than 16 years industry experience.

Investment Concerns

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by Maryland and its political subdivisions and therefore will be affected by economic, political or other events affecting Maryland.

Q. How did the Fund perform during the 12-month period between October 1, 2010 and September 30, 2011?

A. The Fund gained 3.44% (Institutional Shares). That compared to a 4.65% return for Barclays Capital 7-Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. Investors bid up U.S. Treasuries and municipal bonds as market participants sought shelter from a global economy slowdown and the worries triggered by the euro zone’s ongoing debt crisis. Falling interest rates also helped longer-duration municipal bonds generate strong absolute returns.1

The Fund’s exposure to bonds shorter than five years dragged on returns relative to the benchmark. Meanwhile, holdings in high-quality states such as Maryland lagged those of bonds in more economically challenged jurisdictions, such as California, Illinois and New Jersey, which outperformed as spreads narrowed. Exposure to general obligation bonds weighed on relative returns, while the Fund’s positions in health care and education revenue bonds buoyed relative performance.1

[1]	Portfolio composition is as of September 30, 2011 and is subject to change.

22

*	Reflects 3.00% maximum sales charge.

Average Annual Total Returns
As of September 30, 2011	Inception Date	1 Year	5 Years	Since Inception
Class A Shares*	2/24/03	-0.04%	4.60%	3.94%
Institutional Shares	2/24/03	3.44%	5.51%	4.49%
Barclays Capital 7-Year Municipal Bond Index	2/28/03	4.65%	5.95%	4.90%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against Barclays Capital 7-Year Municipal Bond Index, an unmanaged index which is representative of municipal bonds with a minimum credit rating of at least Baa, have a maturity value of at least $5 million and a maturity range of six to eight years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

23

Sterling Capital North Carolina Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

Sterling Capital North Carolina Intermediate Tax-Free Fund (formerly known as BB&T North Carolina Intermediate Tax-Free Fund) (the “Fund”) is managed by Robert F. Millikan, CFA, Executive Director and Portfolio Manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Robert joined Sterling Capital in 2000. He manages the state-specific municipal bond fund portfolios and has investment experience since 1990. Bob is a graduate of Wake Forest University where he received his BA in Economics and is a CFA Charterholder. The Investment Team supporting the Fund includes 18 investment professionals with an average of more than 16 years industry experience.

Investment Concerns

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by North Carolina and its political subdivisions and therefore will be affected by economic, political or other events affecting North Carolina.

Q. How did the Fund perform during the 12-month period between October 1, 2010 and September 30, 2011?

A. The Fund gained 3.60% (Institutional Shares). That compared to a 4.65% return for Barclays Capital 7-Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. Investors bid up U.S. Treasuries and municipal bonds as market participants sought shelter from a global economy slowdown and the worries triggered by the euro zone’s ongoing debt crisis. Falling interest rates also helped longer-duration municipal bonds generate strong absolute returns.1

The Fund’s exposure to bonds shorter than five years dragged on returns relative to the benchmark. Meanwhile, holdings in high-quality states such as North Carolina lagged those of bonds in more economically challenged jurisdictions, such as California, Illinois and New Jersey, which outperformed as spreads narrowed. Exposure to general obligation bonds weighed on relative returns, while the Fund’s positions in health care and education revenue bonds buoyed relative performance.1

[1]	Portfolio composition is as of September 30, 2011 and is subject to change.

24

*	Reflects 3.00% maximum sales charge.

Average Annual Total Returns
As of September 30, 2011	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	10/16/92	0.25%	4.29%	3.90%
Institutional Shares	10/16/92	3.60%	5.19%	4.44%
Barclays Capital 7-Year Municipal Bond Index	N/A	4.65%	5.95%	5.25%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against Barclays Capital 7-Year Municipal Bond Index, an unmanaged index which is representative of municipal bonds with a minimum credit rating of at least Baa, have a maturity value of at least $5 million and a maturity range of six to eight years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

25

Sterling Capital South Carolina Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

Sterling Capital South Carolina Intermediate Tax-Free Fund (formerly known as BB&T South Carolina Intermediate Tax-Free Fund) (the “Fund”) is managed by Robert F. Millikan, CFA, Executive Director and Portfolio Manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Robert joined Sterling Capital in 2000. He manages the state-specific municipal bond fund portfolios and has investment experience since 1990. Bob is a graduate of Wake Forest University where he received his BA in Economics and is a CFA Charterholder. The Investment Team supporting the Fund includes 18 investment professionals with an average of more than 16 years industry experience.

Investment Concerns

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by South Carolina and its political subdivisions and therefore will be affected by economic, political or other events affecting South Carolina.

Q. How did the Fund perform during the 12-month period between October 1, 2010 and September 30, 2011?

A. The Fund gained 3.37% (Institutional Shares). That compared to a 4.65% return for Barclays Capital 7-Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. Investors bid up U.S. Treasuries and municipal bonds as market participants sought shelter from a global economy slowdown and the worries triggered by the euro zone’s ongoing debt crisis. Falling interest rates also helped longer-duration municipal bonds generate strong absolute returns.1

The Fund’s exposure to bonds shorter than five years dragged on returns relative to the benchmark. Meanwhile, holdings in high-quality states such as South Carolina lagged those of bonds in more economically challenged jurisdictions, such as California, Illinois and New Jersey, which outperformed as spreads narrowed. Exposure to general obligation bonds weighed on relative returns, while the Fund’s positions in health care and education revenue bonds buoyed relative performance.1

1	Portfolio composition is as of September 30, 2011 and is subject to change.

26

*	Reflects 3.00% maximum sales charge.

Average Annual Total Returns
As of September 30, 2011	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	10/20/97	0.00%	4.28%	3.95%
Institutional Shares	10/20/97	3.37%	5.17%	4.51%
Barclays Capital 7-Year Municipal Bond Index	N/A	4.65%	5.95%	5.25%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against Barclays Capital 7-Year Municipal Bond Index, an unmanaged index which is representative of municipal bonds with a minimum credit rating of at least Baa, have a maturity value of at least $5 million and a maturity range of six to eight years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

27

Sterling Capital Virginia Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

Sterling Capital Virginia Intermediate Tax-Free Fund (formerly known as BB&T Virginia Intermediate Tax-Free Fund) (the “Fund”) is managed by Robert F. Millikan, CFA, Executive Director and Portfolio Manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Robert joined Sterling Capital in 2000. He manages the state-specific municipal bond fund portfolios and has investment experience since 1990. Bob is a graduate of Wake Forest University where he received his BA in Economics and is a CFA Charterholder. The Investment Team supporting the Fund includes 18 investment professionals with an average of more than 16 years industry experience.

Investment Concerns

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by Virginia and its political subdivisions and therefore will be affected by economic, political or other events affecting Virginia.

Q. How did the Fund perform during the 12-month period between October 1, 2010 and September 30, 2011?

A. The Fund gained 3.11% (Institutional Shares). That compared to a 4.65% return for Barclays Capital 7-Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. Investors bid up U.S. Treasuries and municipal bonds as market participants sought shelter from a global economy slowdown and the worries triggered by the euro zone’s ongoing debt crisis. Falling interest rates also helped longer-duration municipal bonds generate strong absolute returns.1

The Fund’s exposure to bonds shorter than five years dragged on returns relative to the benchmark. Meanwhile, holdings in high-quality states such as Virginia lagged those of bonds in more economically challenged jurisdictions, such as California, Illinois and New Jersey, which outperformed as spreads narrowed. Exposure to general obligation bonds weighed on relative returns, while the Fund’s positions in health care and education revenue bonds buoyed relative performance.1

[1]	Portfolio composition is as of September 30, 2011 and is subject to change.

28

*	Reflects 3.00% maximum sales charge.

Average Annual Total Returns
As of September 30, 2011	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	5/17/99	-0.27%	4.33%	3.88%
Institutional Shares	5/17/99	3.11%	5.22%	4.42%
Barclays Capital 7-Year Municipal Bond Index	N/A	4.65%	5.95%	5.25%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against Barclays Capital 7-Year Municipal Bond Index, an unmanaged index which is representative of municipal bonds with a minimum credit rating of at least Baa, have a maturity value of at least $5 million and a maturity range of six to eight years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

29

Sterling Capital West Virginia Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

Sterling Capital West Virginia Intermediate Tax-Free Fund (formerly known as BB&T West Virginia Intermediate Tax-Free Fund) (the “Fund”) is managed by Robert F. Millikan, CFA, Executive Director and Portfolio Manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Robert joined Sterling Capital in 2000. He manages the state-specific municipal bond fund portfolios and has investment experience since 1990. Bob is a graduate of Wake Forest University where he received his BA in Economics and is a CFA Charterholder. The Investment Team supporting the Fund includes 18 investment professionals with an average of more than 16 years industry experience.

Investment Concerns

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by West Virginia and its political subdivisions and therefore will be affected by economic, political or other events affecting West Virginia.

Q. How did the Fund perform during the 12-month period between October 1, 2010 and September 30, 2011?

A. The Fund gained 3.48% (Institutional Shares). That compared to a 4.65% return for Barclays Capital 7-Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. Municipal bond markets generated strong absolute returns during the period. Several factors sparked a rally in Treasuries, which also prompted a muni bond rally. The threat of default by the Greek government and its reverberations through Europe in addition to

Japan’s economic woes combined to drive Treasury and muni prices higher. Soft domestic economic growth and the Federal Reserve’s decision to keep short-term rates low buoyed the Fund’s returns as well. Issues with longer maturities — seven to 10 years — were the bond market’s biggest performers.1

The Fund’s exposure to shorter-term bonds than the benchmark index dragged on relative returns. The Fund’s relative performance benefited from exposure to hospital, education and transportation bonds, which outperformed general obligation issues.1

[1]	Portfolio composition is as of September 30, 2011 and is subject to change.

30

*	Reflects 3.00% maximum sales charge.

Average Annual Total Returns
As of September 30, 2011	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	12/17/93	0.17%	3.76%	3.80%
Institutional Shares	12/1/93	3.48%	4.65%	4.38%
Barclays Capital 7-Year Municipal Bond Index	N/A	4.65%	5.95%	5.25%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against Barclays Capital 7-Year Municipal Bond Index, an unmanaged index which is representative of municipal bonds with a minimum credit rating of at least Baa, have a maturity value of at least $5 million and a maturity range of six to eight years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

31

Sterling Capital National Tax-Free Money Market Fund

Portfolio Manager

Michael Sirianni, CFA

Federated Investment Management Company (subadviser)

Sterling Capital National Tax-Free Money Market Fund (formerly known as BB&T National Tax-Free Money Market Fund) (the “Fund”) was managed during the 12-month period by Michael Sirianni, portfolio manager for Federated Investment Management Company (“Federated IMC”), subadvisor to the Fund. Michael managed the Fund since 2006. He received his BA from Pennsylvania State University and an MBA from the University of Pittsburgh. Michael has investment experience since 1987. The Investment Team at Federated IMC supporting the Fund has an average of more than 11 years of investment management experience:

•	Gregg Purinton
•	Hanan Callas, CFA
•	Kyle D. Stewart, CFA

Investment Concerns

Distributions of the Fund net interest income from tax-exempt securities generally are not subject to federal income tax, but for some may be subject to the federal alternative minimum tax and to state and local taxes. A portion of the Fund distributions may be taxable as ordinary income or capital gains.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money market fund.

Q. What factors affected the Fund’s yield during the 12-month period between October 1, 2010 and September 30, 2011?

A. The Fund began the period with a seven-day yield of 0.02% (Institutional Shares) and ended the period with a seven-day yield of 0.01%.

The Federal Reserve worked to safeguard a U.S. economic recovery by holding short-term lending rates at the historically low range of 0.00%

to 0.25%. That kept the yield generated by the Fund low in turn.1

The Fund’s absolute performance was also affected by the European debt crisis, which caused a backup in seven-day variable rate demand note rates late in the period. Performance also fell during a reconfiguration of the Fund’s portfolio in connection with a change in subadvisor. Overall, rates moved steadily downward during the period due to demand from taxable money funds.1

[1]	Portfolio composition is as of September 30, 2011 and is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

32

Sterling Capital Prime Money Market Fund

Portfolio Manager

Paige Wilhelm, CFA

Federated Investment Management Company (subadviser)

Sterling Capital Prime Money Market Fund (formerly known as BB&T Prime Money Market Fund) (the “Fund”) was managed during the 12-month period by Paige Wilhelm, portfolio manager for Federated Investment Management Company (“Federated IMC”), subadvisor to the Fund. Paige managed the Fund since 2006. She received her BS from Indiana University and an MBA from Duquesne University. Paige has investment experience since 1991. The Investment Team at Federated IMC supporting the Fund has an average of more than 11 years of investment management experience:

•	Jason DeVito
•	William Jamison
•	Natalie F. Metz
•	Mary Ellen Tesla
•	Mark F. Weiss, CFA

Investment Concerns

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money market fund.

Q. What factors affected the Fund’s yield during the 12-month period between October 1, 2010 and September 30, 2011?

A. Concerns that the U.S. economic recovery was weakening spurred the Federal Reserve to keep short term rates between 0.00% and 0.25%, a factor that limited absolute returns. Meanwhile, the European debt crisis weighed on three-month LIBOR rates, which ended the period under review at 0.37%. These borrowing rates influenced the yields of commercial paper and certificates of deposit securities in the Fund’s portfolio.1

The Fund’s yield fell in the last month of the fiscal year, the result of portfolio adjustments in connection with the appointment of its new subadvisor.1

The Fund’s seven-day yield was 0.06% (Institutional Shares) at the beginning of the 12-month period, eventually declining to 0.01% by the end of the period.1

The Fund continued its approach of investing in commercial paper, asset-backed commercial paper and bank instruments. Throughout the year, the Fund’s managers targeted an average maturity of 40 to 50 days for the Fund. The majority of the purchases were concentrated in the short end of the money market yield curve, from one to three months.1

[1]	Portfolio composition is as of September 30, 2011 and is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

33

Sterling Capital U.S. Treasury Money Market Fund

Portfolio Manager

Kevin E. McNair, CFA

Sterling Capital U.S. Treasury Money Market Fund (formerly known as BB&T U.S. Treasury Money Market Fund) (the “Fund”) is managed by Kevin E. McNair, CFA, portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. McNair joined Sterling Capital in 1994. He has investment experience since 1994. Kevin is a graduate of the University of North Carolina at Chapel Hill where he received his BA in Economics. He received his MA in Economics from North Carolina State University. The Investment Team supporting the Fund has more than 65 combined years of investment experience:

•	Robert F. Millikan, CFA, Executive Director
•	Brad D. Eppard, CFA, Director
•	David T. Johnson, Associate Director

Investment Concerns

U.S. government guarantees apply only to the underlying securities of the Fund that are issued by the U.S. government or its agencies or instrumentalities and not the Fund shares.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money market fund.

Q. What was the fund’s seven-day yield during the period between October 1, 2010 and September 30, 2011?

A. The Fund’s seven-day yield was 0.01% at the beginning of the period; it remained 0.01% at the end of the 12-months.1

Q. What factors affected the Fund’s yield during the 12-month period between October 1, 2010 and September 30, 2011?

A. Throughout the fiscal year, the Federal Reserve Board maintained its target for the Federal Funds Rate at the historically low range between 0.00% and 0.25%. Additionally, investors fled to U.S. Treasuries as shelter from the uncertainty stirred by Europe’s unfolding sovereign debt crisis and concerns about a global economic slowdown. Interest rates in general fell throughout the period, resulting in significantly lower yields among money market securities.1

As of September 30, 2011, the Fund held 40% of its assets in repurchase agreements, 26% in Treasury bills and 22% in Treasury notes. The Fund’s average maturity was 59 days, and its credit quality as rated by Standard & Poor’s was AAA.1

[1]	Portfolio composition is as of September 30, 2011 and is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

34

Sterling Capital Strategic Allocation Funds

Portfolio Managers

Team Managed

Sterling Capital Strategic Allocation Funds (formerly known as BB&T Capital Manager Funds) (the “Funds”) are managed by Asset Allocation and ARC Teams of Sterling Capital Management LLC led by Jeffrey J. Schappe, CFA, Managing Director and Chief Investment Officer & James C. Willis, CFA, Managing Director. The Investment Team supporting the Funds includes 10 investment professionals with an average of more than 15 years industry experience.

Investment Concerns

The Funds are primarily concentrated in underlying funds and are therefore subject to the same risks the funds are invested in bear a portion of the expenses of the underlying funds. The underlying funds may be invested in equity securities and are subject to market risk. Investments in bonds are subject to credit risk, call risk and interest rate risk (as interest rates rise the value of bond prices will decline). The underlying funds may invest in more aggressive investments such as foreign securities, which involve certain risks such as currency volatility, political and social instability and reduced market liquidity; small capitalization companies subject to greater volatility and less liquidity due to limited resources or product lines and more sensitive to economic factors; and high-yield (junk) debt securities which involve greater risks than investment grade bonds. The underlying funds may also be money market funds.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in them.

Sterling Capital Strategic Allocation Conservative Fund (formerly known as BB&T Capital Manager Conservative Growth Fund) Sterling Capital Strategic Allocation Balanced Fund (formerly known as BB&T Capital Manager Moderate Growth Fund) Sterling Capital Strategic Allocation Growth Fund (formerly known as BB&T Capital Manager Growth Fund) Sterling Capital Strategic Allocation Equity Fund (formerly known as BB&T Capital Manager Equity Fund) (Collectively, “Sterling Capital Strategic Allocation Funds”)

Q. How did the Funds (Institutional Shares) perform during the 12-month period between October 1, 2010 and September 30, 2011?

A. Sterling Capital Strategic Allocation Funds and their benchmarks generated the following returns:

Sterling Capital Strategic Allocation Conservative Fund: -0.31%. Composite index with a 40% weighting in S&P 500® and a 60% weighting in Barclays Capital Intermediate Government Bond Index: 2.96%.

Sterling Capital Strategic Allocation Balanced Fund: -3.02%. Composite index with a 60% weighting in S&P 500® and a 40% weighting in Barclays Capital Intermediate Government Bond Index: 2.44%.

Sterling Capital Strategic Allocation Growth Fund: -4.86%. Composite index with a 75% weighting in S&P 500® and a 25% weighting in Barclays Capital Intermediate Government Bond Index: 1.99%.

Sterling Capital Strategic Allocation Equity Fund: -6.64%. The S&P 500® Index: 1.14%.

Q. What factors affected the Funds’ performance?

A. The Strategic Allocation Funds invest in a combination of Sterling Capital equity funds, external equity and commodity funds, and exchange traded funds. The three Strategic Allocation Funds with fixed-

income allocations also hold exposure to Sterling Capital Total Return Bond Fund.1

The bond market performed well during the period as government bond yields dropped to very low levels due to a slowdown in global economic growth. Global equity markets were a drag on the Fund’s absolute returns as fears of double-dip recessions in the United States and Europe resulted in sub-par returns over the period.1

The Funds’ relative performance suffered from overweight positions in mid-cap and small cap equity shares within the United States. The Russell Mid Cap and Russell 2000® indices returned -0.88% and -3.53%, respectively, versus 1.14% for S&P 500® over the 1-year period. The overall equity allocation made a negative contribution to relative performance, as did an overweight position in value stocks within developed equity, both domestic and international. The Russell 3000® Value Index underperformed Russell 3000® Growth Index (-2.22% vs. 3.39%), and Russell Developed ex U.S. Large Cap Value Index underperformed its growth counterpart over the period (-7.28% vs. -10.75%).1

In the Balanced and Growth Funds, a 5% overweight position in equity contributed negatively to the Funds’ relative performances, as stocks underperformed bonds during the period. S&P 500® returned 1.14% during the period, versus 3 .40% for Barclays Capital Intermediate Government Bond Index.1

The Funds’ relative performance benefited from an overweight position in non-U.S. small cap equity. The Russell Developed ex-U.S. Small Cap Index returned -4.67%, versus -8.71% for Russell Developed ex-U.S. Index. An overweight position in value stocks within the emerging markets equity allocation also made a positive contribution to relative performance. The Russell Emerging Markets Value Index returned - 13.99% versus -16.70% for Russell Emerging Markets Growth Index. The Funds maintained a 60/40 value -to-growth split within their emerging markets equity allocation.1

[1]	Portfolio composition is as of September 30, 2011 and is subject to change.

35

Sterling Capital Strategic Allocation Conservative Fund

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Annual Average Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2011	Inception Date	1 Year	5 Years	10 Years
A Shares*	1/29/98	-6.24%	1.28%	2.94%
B Shares**	1/29/99	-5.11%	1.58%	2.94%
C Shares***	2/1/01	-1.30%	1.73%	2.78%
Institutional Shares	10/2/97	-0.31%	2.74%	3.82%
S&P 500® Index	9/30/97	1.14%	-1.18%	2.82%
Barclays Capital Int. Government Bond Index	N/A	3.40%	5.92%	5.12%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains.

The Fund is measured against S&P 500® Index, which is generally considered to be representative of the performance of the stock market as a whole, and against Barclays Capital Intermediate Government Bond Index, which is widely used as a broad measure of the performance of U.S. Government Bonds with maturities of less than 10 years. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and, fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees have been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

36

Sterling Capital Strategic Allocation Balanced Fund

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Annual Average Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2011	Inception Date	1 Year	5 Years	10 years
A Shares*	1/29/98	-8.83%	-1.04%	2.11%
B Shares**	1/29/99	-7.80%	-0.76%	2.12%
C Shares***	2/1/01	-3.97%	-0.59%	1.98%
Institutional Shares	10/2/97	-3.02%	0.41%	2.99%
S&P 500® Index	9/30/97	1.14%	-1.18%	2.82%
Barclays Capital Int. Government Bond Index	N/A	3.40%	5.92%	5.12%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains.

The Fund is measured against S&P 500® Index, which is generally considered to be representative of the performance of the stock market as a whole, and against Barclays Capital Intermediate Government Bond Index, which is widely used as a broad measure of the performance of U.S. Government Bonds with maturities of less than 10 years. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and, fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees have been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

37

Sterling Capital Strategic Allocation Growth Fund

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Annual Average Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2011	Inception Date	1 Year	5 Years	10 Years
A Shares*	1/29/98	-10.57%	-2.90%	1.32%
B Shares**	1/29/99	-9.43%	-2.64%	1.31%
C Shares***	2/1/01	-5.78%	-2.48%	1.18%
Institutional Shares	10/2/97	-4.86%	-1.51%	2.18%
S&P 500® Index	9/30/97	1.14%	-1.18%	2.82%
Barclays Capital Int. Government Bond Index	N/A	3.40%	5.92%	5.12%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains.

The Fund is measured against S&P 500® Index, which is generally considered to be representative of the performance of the stock market as a whole, and against Barclays Capital Intermediate Government Bond Index, which is widely used as a broad measure of the performance of U.S. Government Bonds with maturities of less than 10 years. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and, fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees have been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

38

Sterling Capital Strategic Allocation Equity Fund

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Annual Average Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2011	Inception Date	1 Year	5 Years	10 Years
A Shares*	3/19/01	-12.29%	-5.48%	0.22%
B Shares**	3/19/01	-11.35%	-5.21%	0.22%
C Shares***	3/19/01	-7.55%	-4.99%	0.09%
Institutional Shares	3/19/01	-6.64%	-4.11%	1.08%
S&P 500® Index	3/19/01	1.14%	-1.18%	2.82%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against S&P 500® Index, an unmanaged index generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees have been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

39

Sterling Capital Funds

Summary of Portfolio Holdings (Unaudited)

Sterling Capital Funds invested, as a percentage of net assets, in the following industry sectors, countries, states, funds or security types, as of September 30, 2011.

Sterling Capital Select Equity Fund	Percentage of net assets
Consumer Discretionary	10.8%
Consumer Staples	12.2%
Energy	11.4%
Financials	13.2%
Health Care	12.7%
Industrials	8.1%
Information Technology	23.4%
Materials	2.9%
Telecommunication Services	2.2%
Exchange Traded Fund	0.8%
Cash Equivalents	2.2%

99.9%

Sterling Capital Mid Value Fund	Percentage of net assets
Consumer Discretionary	19.8%
Energy	4.5%
Financial Services	35.8%
Health Care	15.6%
Producer Durables	9.9%
Technology	12.6%
Cash Equivalents	1.8%

100.0%

Sterling Capital Small Value Fund	Percentage of net assets
Consumer Discretionary	15.7%
Energy	5.1%
Financial Services	31.2%
Health Care	7.4%
Materials & Processing	4.7%
Producer Durables	19.0%
Technology	13.7%
Utilities	2.3%
Cash Equivalents	1.3%

100.4%

Sterling Capital International Fund	Percentage of net assets
Australia	2.1%
Austria	0.4%
Brazil	0.1%
Canada	7.0%
China	10.8%
Czech Republic	0.7%
Denmark	1.9%
Finland	0.2%
France	9.7%
Germany	8.3%
Greece	0.1%
Hong Kong	3.4%
India	6.9%
Ireland	1.4%
Israel	0.3%
Italy	1.9%
Japan	10.5%
Korea (South)	2.2%
Mexico	0.2%
Netherlands	1.4%
Norway	0.2%
Russia	2.4%
South Africa	0.3%
Sweden	1.1%
Switzerland	3.7%
United Kingdom	18.3%
Cash Equivalents	3.8%

99.3%

Sterling Capital Special Opportunities Fund	Percentage of net assets
Consumer Discretionary	11.4%
Consumer Staples	5.7%
Energy	12.0%
Financials	6.3%
Health Care	20.6%
Industrials	4.7%
Information Technology	31.9%
Materials	3.2%
Utilities	1.4%
Cash Equivalents	5.1%

102.3%

Sterling Capital Equity Income Fund	Percentage of net assets
Consumer Discretionary	12.5%
Consumer Staples	11.7%
Energy	17.1%
Financials	5.7%
Health Care	10.1%
Industrials	10.1%
Information Technology	13.6%
Telecommunication Services	6.5%
Cash Equivalents	12.7%

100.0%

Sterling Capital Funds

Summary of Portfolio Holdings (Unaudited)

Sterling Capital Short-Term Bond Fund	Percentage of net assets
Collateralized Mortgage Obligations	10.3%
Commercial Mortgage-Backed Securities	15.3%
Corporate Bonds	56.5%
Mortgage-Backed Securities	1.2%
Municipal Bonds	9.5%
Preferred Stocks	3.5%
U.S. Government Agencies	0.8%
U.S. Treasury Notes	1.6%
Cash Equivalents	0.7%

99.4%

Sterling Capital Intermediate U.S. Government Fund	Percentage of net assets
Collateralized Mortgage Obligations	5.9%
Corporate Bonds	7.6%
Mortgage-Backed Securities	24.9%
Municipal Bonds	2.4%
U.S. Government Agencies	42.7%
U.S. Treasury Notes	15.4%
Cash Equivalents	3.4%

102.3%

Sterling Capital Total Return Bond Fund	Percentage of net assets
Asset Backed Securities	2.9%
Collateralized Mortgage Obligations	10.3%
Commercial Mortgage-Backed Securities	10.0%
Corporate Bonds	35.2%
Mortgage-Backed Securities	33.1%
Municipal Bonds	3.8%
Preferred Stocks	1.1%
U.S. Treasury Notes	4.2%
Cash Equivalents	3.3%

103.9%

Sterling Capital Kentucky Intermediate Tax-Free Fund	Percentage of net assets
Kentucky Municipal Bonds	92.2%
Cash Equivalents	6.9%

99.1%

Sterling Capital Maryland Intermediate Tax-Free Fund	Percentage of net assets
Maryland Municipal Bonds	97.8%
Cash Equivalents	0.4%

98.2%

Sterling Capital North Carolina Intermediate Tax-Free Fund	Percentage of net assets
North Carolina Municipal Bonds	100.4%
Cash Equivalents	0.3%

100.7%

Sterling Capital South Carolina Intermediate Tax-Free Fund	Percentage of net assets
South Carolina Municipal Bonds	97.9%
Cash Equivalents	3.0%

100.9%

Sterling Capital Virginia Intermediate Tax-Free Fund	Percentage of net assets
District of Columbia Municipal Bonds	1.3%
Virginia Municipal Bonds	96.6%
Cash Equivalents	1.2%

99.1%

Sterling Capital West Virginia Intermediate Tax-Free Fund	Percentage of net assets
West Virginia Municipal Bonds	95.0%
Cash Equivalents	5.7%

100.7%

Sterling Capital National Tax-Free Money Market Fund	Percentage of net assets
Alaska	12.1%
Arizona	6.6%
California	9.7%
Florida	3.9%
Georgia	6.1%
Illinois	2.5%
Louisiana	4.5%
Nevada	4.1%
New Jersey	2.4%
New York	11.8%
Ohio	20.9%
Pennsylvania	6.2%
Texas	2.2%
Utah	2.0%
Virginia	2.9%
Wisconsin	1.0%
Cash Equivalents	1.0%

99.9%

Sterling Capital Prime Money Market Fund	Percentage of net assets
Asset Backed Securities	0.4%
Certificates of Deposit	12.5%
Commercial Paper	45.3%
Corporate Bonds	2.2%
Repurchase Agreement	21.9%
U.S. Government Agencies	12.2%
U.S. Treasury Notes	1.0%
Variable Rate Notes	4.5%

100.0%

Sterling Capital U.S. Treasury Money Market Fund	Percentage of net assets
Repurchase Agreements	40.2%
U.S. Treasury Bills	26.2%
U.S. Treasury Notes	22.2%

88.6%

Sterling Capital Funds
Summary of Portfolio Holdings (Unaudited)

Sterling Capital Strategic Allocation Conservative Fund	Percentage of net assets
Sterling Capital Equity Income Fund, Institutional Class	2.8%
Sterling Capital International Fund, Institutional Class	3.6%
Sterling Capital Mid Value Fund, Institutional Class	3.8%
Sterling Capital Select Equity Fund, Institutional Class	7.7%
Sterling Capital Small Value Fund, Institutional Class	1.0%
Sterling Capital Special Opportunities Fund, Institutional Class	1.8%
Sterling Capital Total Return Bond Fund, Institutional Class	52.9%
Sterling Capital U.S. Treasury Money Market Fund	5.7%
Non-Affiliated Investment Companies	7.2%
Exchange Traded Funds	14.7%

101.2%

Sterling Capital Strategic Allocation Balanced Fund	Percentage of net assets
Sterling Capital Equity Income Fund, Institutional Class	4.4%
Sterling Capital International Fund, Institutional Class	5.7%
Sterling Capital Mid Value Fund, Institutional Class	6.0%
Sterling Capital Select Equity Fund, Institutional Class	12.0%
Sterling Capital Small Value Fund, Institutional Class	1.5%
Sterling Capital Special Opportunities Fund, Institutional Class	2.8%
Sterling Capital Total Return Bond Fund, Institutional Class	27.4%
Sterling Capital U.S. Treasury Money Market Fund	7.6%
Non-Affiliated Investment Companies	9.2%
Exchange Traded Funds	24.8%

101.4%

Sterling Capital Strategic Allocation Growth Fund	Percentage of net assets
Sterling Capital Equity Income Fund, Institutional Class	5.5%
Sterling Capital International Fund, Institutional Class	7.1%
Sterling Capital Mid Value Fund, Institutional Class	7.5%
Sterling Capital Select Equity Fund, Institutional Class	15.0%
Sterling Capital Small Value Fund, Institutional Class	1.9%
Sterling Capital Special Opportunities Fund, Institutional Class	3.5%
Sterling Capital Total Return Bond Fund, Institutional Class	11.5%
Sterling Capital U.S. Treasury Money Market Fund	9.8%
Non-Affiliated Investment Companies	9.1%
Exchange Traded Funds	30.9%

101.8%

Sterling Capital Strategic Allocation Equity Fund	Percentage of net assets
Sterling Capital Equity Income Fund, Institutional Class	6.4%
Sterling Capital International Fund, Institutional Class	8.3%
Sterling Capital Mid Value Fund, Institutional Class	8.8%
Sterling Capital Select Equity Fund, Institutional Class	17.6%
Sterling Capital Small Value Fund, Institutional Class	2.2%
Sterling Capital Special Opportunities Fund, Institutional Class	4.1%
Sterling Capital U.S. Treasury Money Market Fund	5.7%
Non-Affiliated Investment Companies	10.2%
Exchange Traded Funds	39.4%

102.7%

Sterling Capital Funds

Expense Example (Unaudited)

As a shareholder of the Sterling Capital Funds (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2011 through September 30, 2011.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this year.

	Beginning Account Value 4/1/11	Ending Account Value 9/30/11	Expenses Paid During Period* 4/1/11 - 9/30/11	Annualized Expense Ratio During Period 4/1/11 - 9/30/11
Sterling Capital Select Equity Fund
Class A Shares	$1,000.00	$819.80	$4.97	1.09%
Class B Shares	1,000.00	816.50	8.38	1.84%
Class C Shares	1,000.00	816.70	8.38	1.84%
Institutional Shares	1,000.00	821.00	3.83	0.84%
Sterling Capital Mid Value Fund
Class A Shares	1,000.00	776.40	5.30	1.19%
Class B Shares	1,000.00	773.10	8.62	1.94%
Class C Shares	1,000.00	773.30	8.62	1.94%
Institutional Shares	1,000.00	777.30	4.19	0.94%
Class R Shares	1,000.00	775.90	6.37	1.43%
Sterling Capital Small Value Fund
Class A Shares	1,000.00	760.40	5.87	1.33%
Class B Shares	1,000.00	757.60	9.16	2.08%
Class C Shares	1,000.00	757.60	9.16	2.08%
Institutional Shares	1,000.00	761.40	4.77	1.08%
Class R Shares	1,000.00	762.50	6.80	1.54%
Sterling Capital International Fund
Class A Shares	1,000.00	755.10	6.20	1.41%
Class B Shares	1,000.00	753.70	9.54	2.17%
Class C Shares	1,000.00	754.80	9.50	2.16%
Institutional Shares	1,000.00	756.70	5.11	1.16%
Sterling Capital Special Opportunities Fund
Class A Shares	1,000.00	835.20	5.93	1.29%
Class B Shares	1,000.00	832.10	9.37	2.04%
Class C Shares	1,000.00	832.20	9.37	2.04%
Institutional Shares	1,000.00	836.50	4.79	1.04%
Class R Shares	1,000.00	834.10	7.08	1.54%
Sterling Capital Equity Income Fund
Class A Shares	1,000.00	922.80	5.74	1.19%
Class B Shares	1,000.00	919.30	9.33	1.94%
Class C Shares	1,000.00	919.50	9.34	1.94%
Institutional Shares	1,000.00	924.00	4.53	0.94%
Class R Shares	1,000.00	921.80	6.89	1.43%
Sterling Capital Short-Term Bond Fund
Class A Shares	1,000.00	1,002.20	3.97	0.79%
Institutional Shares	1,000.00	1,002.40	2.71	0.54%
Sterling Capital Intermediate U.S. Government Fund
Class A Shares	1,000.00	1,047.00	4.87	0.95%
Class B Shares	1,000.00	1,043.20	8.71	1.70%
Class C Shares	1,000.00	1,042.20	8.70	1.70%
Institutional Shares	1,000.00	1,048.30	3.59	0.70%
Sterling Capital Total Return Bond Fund
Class A Shares	1,000.00	1,038.80	4.86	0.95%
Class B Shares	1,000.00	1,034.90	8.67	1.70%
Class C Shares	1,000.00	1,035.80	8.68	1.70%
Institutional Shares	1,000.00	1,041.00	3.58	0.70%
Class R Shares	1,000.00	1,037.90	6.13	1.20%
Sterling Capital Kentucky Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,055.70	4.84	0.94%
Institutional Shares	1,000.00	1,057.10	3.56	0.69%

Sterling Capital Funds

Expense Example (Unaudited)

	Beginning Account Value 4/1/11	Ending Account Value 9/30/11	Expenses Paid During Period* 4/1/11 - 9/30/11	Annualized Expense Ratio During Period 4/1/11 - 9/30/11
Sterling Capital Maryland Intermediate Tax-Free Fund
Class A Shares	$1,000.00	$1,053.80	$4.74	0.92%
Institutional Shares	1,000.00	1,055.10	3.45	0.67%
Sterling Capital North Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,055.40	4.74	0.92%
Institutional Shares	1,000.00	1,056.70	3.45	0.67%
Sterling Capital South Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,055.40	4.95	0.96%
Institutional Shares	1,000.00	1,057.00	3.66	0.71%
Sterling Capital Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,051.30	4.78	0.93%
Institutional Shares	1,000.00	1,053.60	3.50	0.68%
Sterling Capital West Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,052.90	4.84	0.94%
Institutional Shares	1,000.00	1,054.20	3.55	0.69%
Sterling Capital National Tax-Free Money Market Fund
Class A Shares	1,000.00	1,000.10	1.40	0.28%
Institutional Shares	1,000.00	1,000.10	1.40	0.28%
Sterling Capital Prime Money Market Fund
Class A Shares	1,000.00	1,000.10	1.00	0.20%
Class B Shares	1,000.00	1,000.10	1.00	0.20%
Class C Shares	1,000.00	1,000.10	1.00	0.20%
Institutional Shares	1,000.00	1,000.10	1.00	0.20%
Sterling Capital U.S. Treasury Money Market Fund
Class A Shares	1,000.00	1,000.10	0.25	0.05%
Class B Shares	1,000.00	1,000.10	0.25	0.05%
Class C Shares	1,000.00	1,000.10	0.25	0.05%
Institutional Shares	1,000.00	1,000.10	0.25	0.05%
Sterling Capital Strategic Allocation Conservative Fund
Class A Shares	1,000.00	934.40	3.54	0.73%
Class B Shares	1,000.00	931.50	7.17	1.48%
Class C Shares	1,000.00	931.40	7.17	1.48%
Institutional Shares	1,000.00	936.10	2.33	0.48%
Sterling Capital Strategic Allocation Balanced Fund
Class A Shares	1,000.00	872.10	3.14	0.67%
Class B Shares	1,000.00	869.10	6.65	1.42%
Class C Shares	1,000.00	870.10	6.66	1.42%
Institutional Shares	1,000.00	874.00	1.97	0.42%
Sterling Capital Strategic Allocation Growth Fund
Class A Shares	1,000.00	837.00	3.18	0.69%
Class B Shares	1,000.00	834.80	6.62	1.44%
Class C Shares	1,000.00	834.60	6.62	1.44%
Institutional Shares	1,000.00	838.30	2.03	0.44%
Sterling Capital Strategic Allocation Equity Fund
Class A Shares	1,000.00	811.00	3.72	0.82%
Class B Shares	1,000.00	807.00	7.11	1.57%
Class C Shares	1,000.00	807.50	7.11	1.57%
Institutional Shares	1,000.00	812.00	2.59	0.57%

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 183 days divided by 365 (to reflect the six month period).

Sterling Capital Funds

Expense Example (Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the year. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/11	Ending Account Value 9/30/11	Expenses Paid During Period* 4/1/11 - 9/30/11	Annualized Expense Ratio During Period 4/1/11 - 9/30/11
Sterling Capital Select Equity Fund
Class A Shares	$1,000.00	$1,019.60	$5.52	1.09%
Class B Shares	1,000.00	1,015.84	9.30	1.84%
Class C Shares	1,000.00	1,015.84	9.30	1.84%
Institutional Shares	1,000.00	1,020.86	4.26	0.84%
Sterling Capital Mid Value Fund
Class A Shares	1,000.00	1,019.10	6.02	1.19%
Class B Shares	1,000.00	1,015.34	9.80	1.94%
Class C Shares	1,000.00	1,015.34	9.80	1.94%
Institutional Shares	1,000.00	1,020.36	4.76	0.94%
Class R Shares	1,000.00	1,017.90	7.23	1.43%
Sterling Capital Small Value Fund
Class A Shares	1,000.00	1,018.40	6.73	1.33%
Class B Shares	1,000.00	1,014.64	10.50	2.08%
Class C Shares	1,000.00	1,014.64	10.50	2.08%
Institutional Shares	1,000.00	1,019.65	5.47	1.08%
Class R Shares	1,000.00	1,017.35	7.79	1.54%
Sterling Capital International Fund
Class A Shares	1,000.00	1,018.00	7.13	1.41%
Class B Shares	1,000.00	1,014.19	10.96	2.17%
Class C Shares	1,000.00	1,014.24	10.91	2.16%
Institutional Shares	1,000.00	1,019.25	5.87	1.16%
Sterling Capital Special Opportunities Fund
Class A Shares	1,000.00	1,018.60	6.53	1.29%
Class B Shares	1,000.00	1,014.84	10.30	2.04%
Class C Shares	1,000.00	1,014.84	10.30	2.04%
Institutional Shares	1,000.00	1,019.85	5.27	1.04%
Class R Shares	1,000.00	1,017.35	7.79	1.54%
Sterling Capital Equity Income Fund
Class A Shares	1,000.00	1,019.10	6.02	1.19%
Class B Shares	1,000.00	1,015.34	9.80	1.94%
Class C Shares	1,000.00	1,015.34	9.80	1.94%
Institutional Shares	1,000.00	1,020.36	4.76	0.94%
Class R Shares	1,000.00	1,017.90	7.23	1.43%
Sterling Capital Short-Term Bond Fund
Class A Shares	1,000.00	1,021.11	4.00	0.79%
Institutional Shares	1,000.00	1,022.36	2.74	0.54%
Sterling Capital Intermediate U.S. Government Fund
Class A Shares	1,000.00	1,020.31	4.81	0.95%
Class B Shares	1,000.00	1,016.55	8.59	1.70%
Class C Shares	1,000.00	1,016.55	8.59	1.70%
Institutional Shares	1,000.00	1,021.56	3.55	0.70%
Sterling Capital Total Return Bond Fund
Class A Shares	1,000.00	1,020.31	4.81	0.95%
Class B Shares	1,000.00	1,016.55	8.59	1.70%
Class C Shares	1,000.00	1,016.55	8.59	1.70%
Institutional Shares	1,000.00	1,021.56	3.55	0.70%
Class R Shares	1,000.00	1,019.05	6.07	1.20%
Sterling Capital Kentucky Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.36	4.76	0.94%
Institutional Shares	1,000.00	1,021.61	3.50	0.69%

Sterling Capital Funds

Expense Example (Unaudited)

	Beginning Account Value 4/1/11	Ending Account Value 9/30/11	Expenses Paid During Period* 4/1/11 - 9/30/11	Annualized Expense Ratio During Period 4/1/11 - 9/30/11
Sterling Capital Maryland Intermediate Tax-Free Fund
Class A Shares	$1,000.00	$1,020.46	$4.66	0.92%
Institutional Shares	1,000.00	1,021.71	3.40	0.67%
Sterling Capital North Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.46	4.66	0.92%
Institutional Shares	1,000.00	1,021.71	3.40	0.67%
Sterling Capital South Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.26	4.86	0.96%
Institutional Shares	1,000.00	1,021.51	3.60	0.71%
Sterling Capital Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.41	4.71	0.93%
Institutional Shares	1,000.00	1,021.66	3.45	0.68%
Sterling Capital West Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.36	4.76	0.94%
Institutional Shares	1,000.00	1,021.61	3.50	0.69%
Sterling Capital National Tax-Free Money Market Fund
Class A Shares	1,000.00	1,023.66	1.42	0.28%
Institutional Shares	1,000.00	1,023.66	1.42	0.28%
Sterling Capital Prime Money Market Fund
Class A Shares	1,000.00	1,024.07	1.01	0.20%
Class B Shares	1,000.00	1,024.07	1.01	0.20%
Class C Shares	1,000.00	1,024.07	1.01	0.20%
Institutional Shares	1,000.00	1,024.07	1.01	0.20%
Sterling Capital U.S. Treasury Money Market Fund
Class A Shares	1,000.00	1,024.82	0.25	0.05%
Class B Shares	1,000.00	1,024.82	0.25	0.05%
Class C Shares	1,000.00	1,024.82	0.25	0.05%
Institutional Shares	1,000.00	1,024.82	0.25	0.05%
Sterling Capital Strategic Allocation Conservative Fund
Class A Shares	1,000.00	1,021.41	3.70	0.73%
Class B Shares	1,000.00	1,017.65	7.49	1.48%
Class C Shares	1,000.00	1,017.65	7.49	1.48%
Institutional Shares	1,000.00	1,022.66	2.43	0.48%
Sterling Capital Strategic Allocation Balanced Fund
Class A Shares	1,000.00	1,021.71	3.40	0.67%
Class B Shares	1,000.00	1,017.95	7.18	1.42%
Class C Shares	1,000.00	1,017.95	7.18	1.42%
Institutional Shares	1,000.00	1,022.96	2.13	0.42%
Sterling Capital Strategic Allocation Growth Fund
Class A Shares	1,000.00	1,021.61	3.50	0.69%
Class B Shares	1,000.00	1,017.85	7.28	1.44%
Class C Shares	1,000.00	1,017.85	7.28	1.44%
Institutional Shares	1,000.00	1,022.86	2.23	0.44%
Sterling Capital Strategic Allocation Equity Fund
Class A Shares	1,000.00	1,020.96	4.15	0.82%
Class B Shares	1,000.00	1,017.20	7.94	1.57%
Class C Shares	1,000.00	1,017.20	7.94	1.57%
Institutional Shares	1,000.00	1,022.21	2.89	0.57%

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 183 days divided by 365 (to reflect the six month period).

Sterling Capital Select Equity Fund
Schedule of Portfolio Investments
September 30, 2011

Shares		Fair Value
COMMON STOCKS (96.9%)
	Consumer Discretionary (10.8%)
207,600	Comcast Corp., Class A	$4,338,840
70,100	Kohl’s Corp.	3,441,910
161,000	Lowe’s Cos., Inc.	3,113,740
132,571	Staples, Inc.	1,763,194
71,000	Target Corp.	3,481,840
123,900	Walt Disney Co. (The)	3,736,824

		19,876,348

	Consumer Staples (12.2%)
139,500	Archer-Daniels-Midland Co.	3,460,995
37,230	Coca-Cola Co. (The)	2,515,259
93,500	CVS Caremark Corp.	3,139,730
83,400	Kraft Foods, Inc., Class A	2,800,572
86,100	PepsiCo, Inc.	5,329,590
46,900	Procter & Gamble Co. (The)	2,963,142
42,900	Wal-Mart Stores, Inc.	2,226,510

		22,435,798

	Energy (11.4%)
40,400	Baker Hughes, Inc.	1,864,864
89,000	Cenovus Energy, Inc.	2,733,190
29,000	Chevron Corp.	2,683,080
27,000	ConocoPhillips	1,709,640
55,250	Exxon Mobil Corp.	4,012,808
60,000	Schlumberger, Ltd.	3,583,800
170,000	Suncor Energy, Inc.	4,324,800

		20,912,182

	Financials (13.2%)
19,800	American Express Co.	889,020
40,500	Aon Corp.	1,700,190
49,550	Berkshire Hathaway, Inc., Class B(a)	3,520,032
150,000	JPMorgan Chase & Co.	4,518,000
97,100	MetLife, Inc.	2,719,771
121,400	Morgan Stanley	1,638,900
58,200	Travelers Cos., Inc. (The)	2,836,086
155,400	Wells Fargo & Co.	3,748,248
171,900	Weyerhaeuser Co., REIT	2,673,045

		24,243,292

	Health Care (12.7%)
38,400	Abbott Laboratories	1,963,776
66,000	Amgen, Inc.	3,626,700
81,600	Express Scripts, Inc.(a)	3,024,912
45,600	Johnson & Johnson.	2,905,176
89,000	Medtronic, Inc.	2,958,360
72,000	Merck & Co., Inc.	2,355,120
148,200	Pfizer, Inc.	2,620,176
89,000	St. Jude Medical, Inc.	3,220,910
13,500	Stryker Corp.	636,255

		23,311,385

	Industrials (8.1%)
39,000	FedEx Corp.	2,639,520
359,000	General Electric Co.	5,471,160
82,500	Honeywell International, Inc.	3,622,575
393,000	Southwest Airlines Co.	3,159,720

		14,892,975

	Information Technology (23.4%)
18,600	Apple, Inc.(a)	7,089,948

Shares		Fair Value
COMMON STOCKS — (continued)
	Information Technology — (continued)
297,000	Cisco Systems, Inc.	$4,600,530
113,190	Corning, Inc.	1,399,028
6,720	Google, Inc., Class A(a)	3,456,634
105,000	Intel Corp.	2,239,650
18,450	International Business Machines Corp.	3,229,303
258,000	Microsoft Corp.	6,421,620
125,700	Oracle Corp.	3,612,618
53,300	QUALCOMM, Inc.	2,591,979
162,900	TE Connectivity, Ltd.	4,584,006
138,000	Texas Instruments, Inc.	3,677,700

		42,903,016

	Materials (2.9%)
278,000	Alcoa, Inc.(b)	2,660,460
45,000	E.I. du Pont de Nemours & Co.	1,798,650
27,000	Freeport-McMoRan Copper & Gold, Inc.	822,150

		5,281,260

	Telecommunication Services (2.2%)
138,950	AT&T, Inc	3,962,854

	Total Common Stocks (Cost $180,120,323)	177,819,110

EXCHANGE TRADED FUND (0.8%)
44,000	Utilities Select Sector Standard and Poors Depositary Receipt Fund	1,480,160

	Total Exchange Traded Fund (Cost $1,412,784)	1,480,160

INVESTMENT COMPANY (1.2%)
2,203,142	Federated Treasury Obligations Fund, Institutional Shares	2,203,142

	Total Investment Company (Cost $2,203,142)	2,203,142

Principal Amount
SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (1.0%)
$1,853,159	BNY Mellon Overnight Government Fund	1,853,159

	Total Securities Held as Collateral for Securities on Loan (Cost $1,853,159)	1,853,159

Total Investments — 99.9% (Cost $185,589,408)		183,355,571
Net Other Assets (Liabilities) — 0.1%		176,642

NET ASSETS — 100.0%		$183,532,213

(a)	Represents non-income producing security.
(b)	Represents that all or a portion of the security was on loan as of September 30, 2011.

REIT — Real Estate Investment Trust

See accompanying notes to the financial statements.

Sterling Capital Mid Value Fund
Schedule of Portfolio Investments
September 30, 2011

Shares		Fair Value
COMMON STOCKS (98.2%)
	Consumer Discretionary (19.8%)
520,112	Chico’s FAS, Inc.	$5,944,880
395,725	eBay, Inc.(a)	11,669,930
119,757	Gannett Co., Inc.	1,141,284
179,189	International Speedway Corp., Class A	4,092,677
1,403,642	Interpublic Group of Cos., Inc. (The)	10,106,222
300,770	Omnicom Group, Inc.	11,080,367
146,111	Select Comfort Corp.(a)	2,041,171
240,826	Universal Technical Institute, Inc.(a)	3,272,825
358,983	Viacom, Inc., Class B	13,907,001

		63,256,357

	Energy (4.5%)
553,418	EXCO Resources, Inc.	5,932,641
261,926	Forest Oil Corp.(a)	3,771,734
383,275	Rex Energy Corp.(a)(b)	4,848,429

		14,552,804

	Financial Services (35.8%)
293,697	Annaly Capital Management, Inc., REIT	4,884,181
500,692	Aspen Insurance Holdings, Ltd.	11,535,944
153,228	Assurant, Inc.	5,485,562
363,203	Assured Guaranty, Ltd.	3,991,601
716,400	E*Trade Financial Corp.(a)	6,526,404
365,385	Endurance Specialty Holdings, Ltd.	12,477,898
31,775	Enstar Group, Ltd.(a)	3,025,933
352,967	Fair Isaac Corp.	7,705,270
228,552	Fidelity National Information Services, Inc.	5,558,385
310,300	Lender Processing Services, Inc.	4,248,007
584,850	Leucadia National Corp.	13,264,398
354,600	Lincoln National Corp.	5,542,398
410,820	MI Developments, Inc.	10,907,271
168,886	StanCorp Financial Group, Inc.	4,656,187
433,184	Willis Group Holdings PLC.	14,888,534

		114,697,973

	Health Care (15.6%)
125,500	Becton Dickinson & Co.	9,201,660
188,613	Covidien PLC.	8,317,833
181,700	Life Technologies Corp.(a)	6,982,731
369,000	Omnicare, Inc.	9,383,670
152,042	WellPoint, Inc.	9,925,302
116,422	Zimmer Holdings, Inc.(a)	6,228,577

		50,039,773

	Producer Durables (9.9%)
173,095	General Dynamics Corp.	9,847,374
349,319	Lexmark International, Inc., Class A(a)	9,442,093

Shares		Fair Value
COMMON STOCKS — (continued)
	Producer Durables — (continued)
57,296	Synopsys, Inc.(a)	$ 1,395,731
1,557,467	Xerox Corp.	10,855,545

		31,540,743

	Technology (12.6%)
722,549	CA, Inc.	14,024,676
125,648	Computer Sciences Corp.	3,373,649
261,275	DST Systems, Inc.	11,451,683
711,696	EarthLink, Inc.	4,647,375
300,000	Netscout Systems, Inc.(a)	3,426,000
288,400	SAIC, Inc.(a)	3,406,004

		40,329,387

	Total Common Stocks (Cost $321,228,957)	314,417,037

INVESTMENT COMPANY (1.8%)
5,620,153	Federated Treasury Obligations Fund, Institutional Shares	5,620,153

	Total Investment Company (Cost $5,620,153)	5,620,153

Principal Amount
SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (0.0%)
$109,928	BNY Mellon Overnight Government Fund	109,928

	Total Securities Held as Collateral for Securities on Loan (Cost $109,928)	109,928

Total Investments — 100.0% (Cost $326,959,038)		320,147,118
Net Other Assets (Liabilities) — 0.0%		(96,837)

NET ASSETS — 100.0%		$320,050,281

(a)	Represents non-income producing security.
(b)	Represents that all or a portion of the security was on loan as of September 30, 2011.

REIT — Real Estate Investment Trust

See accompanying notes to the financial statements.

Sterling Capital Small Value Fund
Schedule of Portfolio Investments
September 30, 2011

Shares		Fair Value
COMMON STOCKS (99.1%)
	Consumer Discretionary (15.7%)
130,958	Cambium Learning Group, Inc.(a)	$ 391,564
83,600	Chico’s FAS, Inc.	955,548
170,899	Entercom Communications Corp., Class A(a)	897,220
270,900	Exide Technologies(a)	1,083,600
108,600	hhgregg, Inc.(a)(b)	1,058,850
64,196	Kirkland’s, Inc.(a)	588,677
114,500	Meredith Corp.(b)	2,592,280
169,500	Regis Corp.	2,388,255
39,217	Signet Jewelers, Ltd.(a)	1,325,534

		11,281,528

	Energy (5.1%)
61,600	Forest Oil Corp.(a)	887,040
118,085	Resolute Energy Corp.(a)	1,341,446
114,000	Rex Energy Corp.(a)	1,442,100

		3,670,586

	Financial Services (31.2%)
87,800	AMERISAFE, Inc.(a)	1,616,398
65,752	Aspen Insurance Holdings, Ltd.	1,514,926
119,142	Assured Guaranty, Ltd.	1,309,371
26,155	Avatar Holdings, Inc.(a)	213,948
254,870	Bank Mutual Corp.	665,211
72,570	Brookline Bancorp, Inc.	559,515
76,696	Campus Crest Communities, Inc., REIT(b)	834,452
54,381	Endurance Specialty Holdings, Ltd.	1,857,111
2,388	Enstar Group, Ltd.(a)	227,409
64,200	Fair Isaac Corp.	1,401,486
193,700	First American Financial Corp.	2,479,360
10,238	First Citizens BancShares, Inc., Class A	1,469,562
48,063	Horace Mann Educators Corp.	548,399
164,700	Investment Technology Group, Inc.(a)	1,612,413
80,000	Lender Processing Services, Inc.	1,095,200
72,435	Parkway Properties, Inc., REIT	797,509
683,800	Popular, Inc.(a)	1,025,700
46,023	StanCorp Financial Group, Inc.	1,268,854
112,370	Washington Federal, Inc.	1,431,594
68,546	Westfield Financial, Inc.	451,718

		22,380,136

	Health Care (7.4%)
37,019	Coventry Health Care, Inc.(a)	1,066,517
54,700	Lincare Holdings, Inc.	1,230,750
37,300	Teleflex, Inc.	2,005,621
61,400	VCA Antech, Inc.(a)	981,172

		5,284,060

	Materials & Processing (4.7%)
24,800	Cabot Microelectronics Corp.(a)	852,872
226,000	Ferro Corp.(a)	1,389,900
29,557	Mueller Industries, Inc.	1,140,605

		3,383,377

	Producer Durables (19.0%)
85,736	Covanta Holding Corp.	1,302,330
268,600	EnergySolutions, Inc.(a)	948,158
42,500	FTI Consulting, Inc.(a)	1,564,425
58,200	Granite Construction, Inc.	1,092,414
84,400	Harsco Corp.	1,636,516

Shares		Fair Value
COMMON STOCKS — (continued)
	Producer Durables — (continued)
64,800	Lexmark International, Inc., Class A(a)	$1,751,544
68,556	PHH Corp.(a)	1,102,380
118,360	SYKES Enterprises, Inc.(a)	1,769,482
52,400	TeleTech Holdings, Inc.(a)	798,576
130,918	UTi Worldwide, Inc.	1,707,171

		13,672,996

	Technology (13.7%)
51,014	Black Box Corp.	1,089,149
131,598	Compuware Corp.(a)	1,008,041
69,917	DST Systems, Inc.	3,064,462
339,071	EarthLink, Inc.	2,214,134
272,989	Lionbridge Technologies, Inc.(a)	671,553
180,863	Orbotech, Ltd.(a)	1,750,754

		9,798,093

	Utilities (2.3%)
94,767	NTELOS Holdings Corp.	1,680,219

	Total Common Stocks (Cost $82,883,568)	71,150,995

RIGHTS (0.0%)
79,600	Voyager Learning Co., Contingent Rights(c)	0

	Total Rights (Cost $0)	0

INVESTMENT COMPANY (0.2%)
158,745	Federated Treasury Obligations Fund, Institutional Shares	158,745

	Total Investment Company (Cost $158,745)	158,745

Principal Amount
SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (1.1%)
$769,385	BNY Mellon Overnight Government Fund	769,385

	Total Securities Held as Collateral for Securities on Loan (Cost $769,385)	769,385

Total Investments — 100.4% (Cost $83,811,698)		72,079,125
Net Other Assets (Liabilities) — (0.4)%		(312,980)

NET ASSETS — 100.0%		$71,766,145

(a)	Represents non-income producing security.
(b)	Represents that all or a portion of the security was on loan as of September 30, 2011.
(c)	Security was fair valued under methods approved by the Board.

REIT — Real Estate Investment Trust

See accompanying notes to the financial statements.

Sterling Capital International Fund
Schedule of Portfolio Investments
September 30, 2011

Shares		Fair Value
COMMON STOCKS (95.5%)
	Australia (2.1%)
99,821	Asciano, Ltd.	$137,532
122,658	MAp Group	379,804
23,647	Newcrest Mining, Ltd.	779,431

		1,296,767

	Austria (0.4%)
9,321	Erste Group Bank AG	237,722

	Brazil (0.1%)
4,600	Diagnosticos da America SA	38,410

	Canada (7.0%)
26,081	Barrick Gold Corp.	1,222,290
10,265	Cenovus Energy, Inc.(a)	316,110
7,492	Goldcorp, Inc.	343,678
34,177	Ivanhoe Mines, Ltd.(b)	471,283
2,767	Pan American Silver Corp.	74,542
23,779	Potash Corp. of Saskatchewan, Inc.	1,032,488
35,875	Suncor Energy, Inc.	916,132

		4,376,523

	China (10.8%)
13,000	Anhui Conch Cement Co., Ltd., H Shares	35,310
9,294	Baidu, Inc., ADR(b)	993,622
689,000	Belle International Holdings, Ltd.	1,187,831
290,600	Changsha Zoomlion Heavy Industry Science & Technology Development Co., Ltd., H Shares(a)	324,739
177,564	China Merchants Holdings International Co., Ltd.	476,087
90,000	China National Building Material Co., Ltd., H Shares	75,847
198,000	China Resources Enterprise, Ltd.	658,647
25,751	Ctrip.Com International, Ltd., ADR(b)	828,152
256,000	Dongfeng Motor Group Co., Ltd., H Shares	347,057
8,448	Focus Media Holding, Ltd., ADR(b)	141,842
925,000	Geely Automobile Holdings, Ltd.(a)	204,701
177,000	Golden Eagle Retail Group, Ltd.(a)	360,784
296,000	Intime Department Store Group Co., Ltd.	327,836
75,600	Lianhua Supermarket Holdings, Ltd., H Shares	107,153
110,000	Tingyi Cayman Islands Holding Corp.	269,640
163,000	Wumart Stores, Inc., H Shares	322,139
88,000	Zhuzhou CSR Times Electric Co., Ltd., H Shares	145,349

		6,806,736

	Czech Republic (0.7%)
2,250	Komercni Banka AS	417,306

	Denmark (1.9%)
2,352	Carlsberg AS, Class B	139,378
10,744	Novo Nordisk AS, Class B	1,071,544

		1,210,922

	Finland (0.2%)
6,170	Fortum OYJ	145,234

	France (9.7%)
6,448	CFAO SA	230,763
12,396	Cie Generale d’Optique Essilor International SA	891,430
11,167	Danone	686,470
5,501	Eutelsat Communications SA	220,986
10,989	GDF Suez	326,501

Shares		Fair Value
COMMON STOCKS — (continued)
	France — (continued)
2,045	IIiad SA	$228,456
139,577	L’Occitane International SA(b)	281,135
7,236	LVMH Moet Hennessy Louis Vuitton SA	955,152
2,634	PPR	340,473
5,188	Sanofi	341,249
13,682	Schneider Electric SA	732,198
8,604	SES SA	209,381
3,784	Technip SA	303,162
5,460	Total SA	240,891
2,243	Vinci SA	96,206

		6,084,453

	Germany (8.3%)
2,646	BASF SE	161,314
5,649	Bayerische Motoren Werke AG	373,179
2,500	Brenntag AG	216,873
2,201	Continental AG(b)	127,041
7,166	Daimler AG	318,703
9,972	Deutsche Bank AG	345,542
15,052	E.ON AG	326,568
19,589	Fraport AG Frankfurt Airport Services Worldwide	1,153,464
9,923	Fresenius SE & Co. KGaA	882,022
456	Henkel AG & Co. KGaA	19,985
3,079	Henkel AG & Co. KGaA, Preference Shares	163,717
6,348	SAP AG	323,000
5,921	Volkswagen AG, Preference Shares	781,383

		5,192,791

	Greece (0.1%)
4,858	Coca-Cola Hellenic Bottling Co. SA(b)	85,620

	Hong Kong (3.4%)
357,000	Hang Lung Properties, Ltd.	1,062,191
206,000	Li & Fung, Ltd.(a)	343,728
163,600	Sands China, Ltd.(b)	382,771
64,000	United Laboratories International Holdings, Ltd. (The)(a)	48,532
117,200	Wynn Macau, Ltd.	277,156

		2,114,378

	India (6.9%)
35,731	Adani Enterprises, Ltd.	382,973
20,879	Axis Bank, Ltd.	431,530
50,364	HDFC Bank, Ltd.	476,430
29,074	Housing Development Finance Corp.	378,499
145,512	ITC, Ltd.	586,171
17,822	JSW Steel, Ltd.	214,480
20,232	Larsen & Toubro, Ltd.	557,596
31,098	Mahindra & Mahindra, Ltd.	507,983
114,448	Mundra Port & Special Economic Zone, Ltd.	382,422
12,760	Reliance Capital, Ltd.	81,434
8,192	State Bank of India, Ltd.	317,734

		4,317,252

	Ireland (1.4%)
12,365	CRH PLC.	192,293
90,415	Dragon Oil PLC.	666,888

		859,181

	Israel (0.3%)
5,795	Teva Pharmaceutical Industries, Ltd., ADR	215,690

Continued

Sterling Capital International Fund
Schedule of Portfolio Investments — (continued)
September 30, 2011

Shares		Fair Value
COMMON STOCKS — (continued)
	Italy (1.9%)
7,142	Buzzi Unicem SpA(b)	$ 57,664
13,359	ENI SpA	235,021
43,116	Fiat Industrial SpA(b)	322,171
16,883	Saipem SpA	592,547

		1,207,403

	Japan (10.5%)
4,000	Aisin Seiki Co., Ltd.	133,182
22,000	Asahi Glass Co., Ltd.	214,791
3,686	Canon, Inc.	167,367
900	Daikin Industries, Ltd.	25,778
3,831	Denso Corp.	123,156
4,125	FANUC Corp.	568,202
15,706	Honda Motor Co., Ltd.	460,105
82,000	Isuzu Motors, Ltd.	352,284
27,000	Itochu Corp.	258,007
38	KDDI Corp.	261,606
27,900	Komatsu, Ltd.	601,526
12,700	Mitsubishi Corp.	258,567
25,000	Mitsubishi Electric Corp.	221,447
4,800	Mitsui & Co., Ltd.	69,529
41,200	Nissan Motor Co., Ltd.	364,539
1,400	Nitto Denko Corp.	55,099
2,350	SMC Corp.	343,481
10,700	Softbank Corp.	313,083
19,800	Suzuki Motor Corp.	436,450
15,654	Toyota Motor Corp.	536,606
17,060	Unicharm Corp.	818,258

		6,583,063

	Korea (South) (2.2%)
23,591	Celltrion, Inc	865,581
3,024	Hyundai Motor Co.	528,649

		1,394,230

	Mexico (0.2%)
34,571	Grupo Financiero Banorte SAB de CV, Series O	102,179

	Netherlands (1.4%)
3,358	ASML Holding NV	116,114
5,014	Heineken NV	225,081
72,865	ING Groep NV, CVA(b)	513,978

		855,173

	Norway (0.2%)
285,066	Marine Harvest ASA	124,236

	Russia (2.4%)
2,172	Magnit OJSC, GDR	41,174
1,048	NovaTek OAO, GDR	120,319
8,227	O’Key Group SA, GDR(a)	51,941
6,900	Pharmstandard, OJSC, GDR(b)	130,911
282,356	Sberbank of Russia	610,861
137,668	VTB Bank, OJSC, GDR	564,102

		1,519,308

	South Africa (0.3%)
15,483	Shoprite Holdings, Ltd.	216,807

	Sweden (1.1%)
13,890	Atlas Copco AB, Class A	245,860

Shares		Fair Value
COMMON STOCKS — (continued)
	Sweden — (continued)
11,742	Elekta AB, Class B(a)	$ 441,729

		687,589

	Switzerland (3.7%)
5,975	Dufry AG(b)	522,353
371	Flughafen Zuerich AG	139,785
15,242	Nobel Biocare Holding AG(b)	153,000
1,372	Swatch Group AG (The)	451,421
7,425	Swiss Re AG(b)	348,313
2,253	Syngenta AG(b)	585,483
13,944	UBS AG(b)	159,500

		2,359,855

	United Kingdom (18.3%)
16,370	AMEC PLC.	206,556
34,325	ARM Holdings PLC.	293,536
70,247	BG Group PLC.	1,344,436
57,501	BHP Billiton PLC.	1,536,084
16,879	Burberry Group PLC.	306,512
27,062	Cairn Energy PLC(b)	117,369
40,234	Compass Group PLC.	324,593
23,117	Diageo PLC.	440,765
34,194	Hikma Pharmaceuticals PLC.	302,089
84,398	HSBC Holdings PLC.	646,432
44,736	Premier Oil PLC(b)	240,499
8,091	Reckitt Benckiser Group PLC.	409,957
23,720	Rio Tinto PLC.	1,051,942
42,021	Rolls-Royce Holdings PLC(b)	386,290
46,139	Royal Dutch Shell PLC, Class A	1,425,562
23,288	Smith & Nephew PLC.	209,486
415,415	Vodafone Group PLC.	1,070,645
35,414	WPP PLC.	328,024
68,603	Xstrata PLC.	866,301

		11,507,078

	Total Common Stocks (Cost $65,404,905)	59,955,906

INVESTMENT COMPANY (0.8%)
	United States (0.8%)
505,528	Federated Treasury Obligations Fund, Institutional Shares	505,528

	Total Investment Company (Cost $505,528)	505,528

Principal Amount
SECURITIES HELD AS COLLATERAL FOR
SECURITIES ON LOAN (3.0%)
$1,876,684	BNY Mellon Overnight Government Fund	1,876,684

	Total Securities Held as Collateral for Securities on Loan (Cost $1,876,684)	1,876,684

Total Investments — 99.3% (Cost $67,787,117)		62,338,118
Net Other Assets (Liabilities) — 0.7%		448,002

NET ASSETS — 100.0%		$62,786,120

Continued

Sterling Capital International Fund
Schedule of Portfolio Investments — (continued)
September 30, 2011

(a)	Represents that all or a portion of the security was on loan as of September 30, 2011.
(b)	Represents non-income producing security.

ADR — American Depository Receipt

CVA — Share Certificate

GDR — Global Depository Receipt

OAO — Unlimited Joint-Stock Company

OJSC — Open Joint Stock Company

Sector (unaudited)	Percentage of net assets
Consumer Discretionary	21.7%
Consumer Staples	8.5%
Energy	10.7%
Financials	10.7%
Health Care	8.9%
Industrials	13.8%
Information Technology	3.0%
Materials	13.9%
Telecommunication Services	3.0%
Utilities	1.3%
Cash Equivalents	3.8%

99.3%

Forward Foreign Currency Exchange Contracts	Counterparty	Delivery Date	Contract Amount in Local Currency	Contract Amount in U.S. Dollars	Fair Value	Unrealized Appreciation/ (Depreciation)
Short
Euro vs. U.S. Dollar	Credit Suisse First Boston	12/21/2011	(865,883)	$ (1,200,759)	$ (1,155,221)	$ 45,538
Euro vs. U.S. Dollar	Credit Suisse First Boston	12/21/2011	(999,640)	(1,377,724)	(1,338,834)	38,890
Euro vs. U.S. Dollar	Deutsche Bank	12/21/2011	(1,547,902)	(2,122,856)	(2,081,147)	41,709
Euro vs. U.S. Dollar	Deutsche Bank	12/21/2011	(1,322,803)	(1,831,752)	(1,771,651)	60,101
Euro vs. U.S. Dollar	Deutsche Bank	12/21/2011	(1,214,402)	(1,672,493)	(1,626,468)	46,025
Euro vs. U.S. Dollar	UBS Securities	12/21/2011	(2,482,393)	(3,334,244)	(3,334,244)	-
Swiss Franc vs. U.S. Dollar	Goldman Sach	12/21/2011	(609,187)	(698,898)	(673,292)	25,606
Swiss Franc vs. U.S. Dollar	UBS Securities	12/21/2011	(626,844)	(711,817)	(692,806)	19,011

Total Short Contracts				$(12,950,543)	$(12,673,663)	$276,880

Long
Euro vs. U.S. Dollar	Credit Suisse First Boston	12/21/2011	940,255	$ 1,282,504	$ 1,261,166	$ (21,338)
Euro vs. U.S. Dollar	Deutsche Bank	12/21/2011	864,423	1,178,709	1,159,416	(19,293)

Total Long Contracts				$ 2,461,213	$ 2,420,582	$ (40,631)

See accompanying notes to the financial statements.

Sterling Capital Special Opportunities Fund
Schedule of Portfolio Investments
September 30, 2011

Shares		Fair Value
COMMON STOCKS (97.2%)
	Consumer Discretionary (11.4%)
1,283,000	Comcast Corp., Class A	$26,814,700
2,368,000	Ford Motor Co.(a)	22,898,560
422,000	Yum! Brands, Inc.(b)	20,842,580

		70,555,840

	Consumer Staples (5.7%)
1,530,387	Dole Food Co., Inc.(a)(c)	15,303,870
298,000	Energizer Holdings, Inc.(a)(b)	19,799,120

		35,102,990

	Energy (12.0%)
268,000	Apache Corp.(b)	21,504,320
185,000	EOG Resources, Inc.	13,136,850
591,000	Halliburton Co.(b)	18,037,320
295,000	Southwestern Energy Co.(a)(b)	9,832,350
923,000	Weatherford International, Ltd.(a)(b)	11,269,830

		73,780,670

	Financials (6.3%)
1,238,400	Charles Schwab Corp. (The)	13,956,768
100,000	CME Group, Inc.	24,640,000

		38,596,768

	Health Care (20.6%)
54,000	Becton Dickinson & Co.	3,959,280
720,000	Gilead Sciences, Inc.(a)	27,936,000
190,000	McKesson Corp.	13,813,000
847,000	Merck & Co., Inc.	27,705,370
679,000	Teva Pharmaceutical Industries, Ltd., ADR	25,272,380
606,900	UnitedHealth Group, Inc.(b)	27,990,228

		126,676,258

	Industrials (4.7%)
213,000	FedEx Corp.	14,415,840
235,000	L-3 Communications Holdings, Inc.(b)	14,562,950

		28,978,790

	Information Technology (31.9%)
2,268,000	Activision Blizzard, Inc.	26,989,200
951,000	Adobe Systems, Inc.(a)	22,985,670
248,000	Akamai Technologies, Inc.(a)	4,930,240
713,000	Broadcom Corp., Class A(a)(b)	23,735,770
1,439,000	Cisco Systems, Inc.	22,290,110
1,440,000	Dell, Inc.(a)	20,376,000

Shares		Fair Value
COMMON STOCKS — (continued)
	Information Technology — (continued)
841,000	eBay, Inc.(a)(b)	$24,801,090
514,000	Harris Corp.(c)	17,563,380
410,000	Intuit, Inc.(a)	19,450,400
466,000	Itron, Inc.(a)	13,747,000

		196,868,860

	Materials (3.2%)
1,427,000	Yamana Gold, Inc.(b)	19,492,820

	Utilities (1.4%)
164,200	NextEra Energy, Inc.	8,870,084

	Total Common Stocks (Cost $589,430,715)	598,923,080

INVESTMENT COMPANY (3.4%)
21,004,244	Federated Treasury Obligations Fund, Institutional Shares	21,004,244

	Total Investment Company (Cost $21,004,244)	21,004,244

Principal Amount
SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (1.7%)
$10,443,545	BNY Mellon Overnight Government Fund	10,443,545

	Total Securities Held as Collateral for Securities on Loan (Cost $10,443,545)	10,443,545

Total Investments — 102.3% (Cost $620,878,504)		630,370,869
Net Other Assets (Liabilities) — (2.3)%		(13,885,507)

NET ASSETS — 100.0%		$616,485,362

(a)	Represents non-income producing security.
(b)	Security held as collateral for written call option.
(c)	Represents that all or a portion of the security was on loan as of September 30, 2011.

ADR — American Depository Receipt

See accompanying notes to the financial statements.

Sterling Capital Equity Income Fund
Schedule of Portfolio Investments
September 30, 2011

Shares		Fair Value
COMMON STOCKS (87.3%)
	Consumer Discretionary (12.5%)
320,000	McDonald’s Corp.(a)	$28,102,400
453,000	Omnicom Group, Inc.	16,688,520
941,000	Pearson PLC, ADR	16,476,910
603,000	Target Corp.	29,571,120

		90,838,950

	Consumer Staples (11.7%)
760,000	Archer-Daniels-Midland Co.	18,855,600
201,000	Diageo PLC, ADR	15,261,930
497,000	PepsiCo, Inc.	30,764,300
314,200	Philip Morris International, Inc.	19,599,796

		84,481,626

	Energy (17.1%)
268,000	Chevron Corp.	24,795,360
380,000	ConocoPhillips	24,061,600
514,000	Kinder Morgan Management LLC(b)	30,166,660
981,400	Natural Resource Partners LP(c)	24,888,304
189,500	Royal Dutch Shell PLC, ADR	11,758,475
275,000	Teekay LNG Partners LP	8,558,000

		124,228,399

	Financials (5.7%)
103,000	BlackRock, Inc.	15,245,030
41,000	Hudson City Bancorp, Inc	232,060
530,000	Travelers Cos., Inc. (The)	25,826,900

		41,303,990

	Health Care (10.1%)
569,000	Abbott Laboratories	29,098,660
456,000	Novartis AG, ADR	25,431,120
1,068,000	Pfizer, Inc.	18,882,240

		73,412,020

	Industrials (10.1%)
625,000	Emerson Electric Co.(a)	25,818,750
317,000	Illinois Tool Works, Inc	13,187,200
230,000	Lockheed Martin Corp	16,707,200
529,000	Waste Management, Inc	17,224,240

		72,937,390

	Information Technology (13.6%)
1,039,000	Intel Corp.	22,161,870
966,000	Microsoft Corp.	24,043,740

Shares		Fair Value
COMMON STOCKS — (continued)
	Information Technology — (continued)
533,000	Paychex, Inc.	$14,055,210
1,694,000	Taiwan Semiconductor Manufacturing Co., Ltd., ADR(c)	19,362,420
707,000	Texas Instruments, Inc.	18,841,550

		98,464,790

	Telecommunication Services (6.5%)
795,000	Rogers Communications, Inc., Class B	27,196,950
535,000	Verizon Communications, Inc.	19,688,000

		46,884,950

	Total Common Stocks (Cost $589,117,872)	632,552,115

INVESTMENT COMPANY (12.7%)
91,686,701	Federated Treasury Obligations Fund, Institutional Shares	91,686,701

	Total Investment Company (Cost $91,686,701)	91,686,701

Principal Amount
SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (0.0%)
$289,900	BNY Mellon Overnight Government Fund	289,900

	Total Securities Held as Collateral for Securities on Loan (Cost $289,900)	289,900

Total Investments — 100.0% (Cost $681,094,473)		724,528,716
Net Other Assets (Liabilities) — 0.0%		(120,961)

NET ASSETS — 100.0%		$724,407,755

(a)	Security held as collateral for written call option.
(b)	Represents non-income producing security.
(c)	Represents that all or a portion of the security was on loan as of September 30, 2011.

ADR — American Depository Receipt

See accompanying notes to the financial statements.

Sterling Capital Short-Term Bond Fund
Schedule of Portfolio Investments
September 30, 2011

Principal Amount		Fair Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (10.3%)
$ 546,820	Countrywide Home Loans Mortgage Pass Through Trust, Series 2003-J7, Class 1A3, 5.250%, 8/25/33	$ 562,120
649,189	Freddie Mac, Series 3640, Class JA, 1.500%, 3/15/15(a)	654,862
589,783	Freddie Mac, Series 2636, Class B, 5.500%, 7/15/17(a)	612,418
949,584	Freddie Mac, Series 3414, Class A, 4.500%, 7/15/22(a)	991,854
558,662	Freddie Mac, Series 3591, Class A, 4.000%, 1/15/23(a)	580,936
436,488	Ginnie Mae, Series 2004-5, Class VB, 6.000%, 5/20/23	444,978
1,479,047	Ginnie Mae, Series 2010-34, Class AD, 2.500%, 10/20/32	1,516,460
239,413	Ginnie Mae, Series 2005-58, Class NJ, 4.500%, 8/20/35	242,847
485,092	Structured Asset Securities Corp., Series 2003-10, Class A, 6.000%, 4/25/33	507,923
395,613	Wells Fargo Mortgage Backed Securities Trust, Series 2007-16, Class 1A1, 6.000%, 12/28/37	409,480

	Total Collateralized Mortgage Obligations (Cost $6,533,673)	6,523,878

COMMERCIAL MORTGAGE-BACKED
SECURITIES (15.3%)
628,540	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2004-3, Class A5, 5.730%, 6/10/39(b)	676,707
600,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2004-4, Class A6, 4.877%, 7/10/42(b)	628,936
300,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-1, Class A5, 5.330%, 11/10/42(b)	325,516
500,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-1, Class AJ, 5.353%, 11/10/42(b)	476,509
420,000	Bear Stearns Commercial Mortgage Securities, Series 2003-T12, Class A4, 4.680%, 8/13/39(b)	438,698
500,000	Bear Stearns Commercial Mortgage Securities, Series 2005-PW10, Class A4, 5.405%, 12/11/40(b)	540,763
540,000	Bear Stearns Commercial Mortgage Securities, Series 2005-PWR8, Class A4, 4.674%, 6/11/41	573,753
155,000	Bear Stearns Commercial Mortgage Securities, Series 2004-T16, Class A6, 4.750%, 2/13/46(b)	165,109
120,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-CP5, Class C, 5.230%, 12/15/35	120,854
650,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C5, Class A4, 4.829%, 11/15/37	693,417
115,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C1, Class A4, 5.014%, 2/15/38(b)	122,937

Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED
SECURITIES — (continued)
$603,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C1, Class AJ, 5.075%, 2/15/38(b)	$ 575,393
600,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP2, Class AM, 4.780%, 7/15/42	598,475
230,100	LB-UBS Commercial Mortgage Trust, Series 2004-C7, Class A6, 4.786%, 10/15/29(b)	244,464
600,000	LB-UBS Commercial Mortgage Trust, Series 2005-C2, Class A5, 5.150%, 4/15/30(b)	648,440
414,000	LB-UBS Commercial Mortgage Trust, Series 2004-C2, Class A4, 4.367%, 3/15/36	434,431
500,000	Merrill Lynch Mortgage Trust, Series 2005-MKB2, Class AJ, 5.263%, 9/12/42(b)	440,983
616,000	Morgan Stanley Capital I, Series 2005-HQ6, Class A4A, 4.989%, 8/13/42	663,341
650,000	Wachovia Bank Commercial Mortgage Trust, Series 2004-C11, Class A5, 5.215%, 1/15/41(b)	691,282
600,000	Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class AMFX, 5.179%, 7/15/42(b)	615,926

	Total Commercial Mortgage-Backed Securities (Cost $9,847,561)	9,675,934

CORPORATE BONDS (56.5%)
	Consumer Discretionary (3.1%)
1,000,000	Macy’s Retail Holdings, Inc., 5.750%, 7/15/14	1,068,086
900,000	Royal Caribbean Cruises, Ltd., 6.875%,
	12/1/13	906,750

		1,974,836

	Consumer Staples (1.9%)
875,000	Altria Group, Inc., 8.500%, 11/10/13	997,952
245,000	Pepsico, Inc., 0.800%, 8/25/14	243,761

		1,241,713

	Energy (6.1%)
360,000	Apache Corp., 5.250%, 4/15/13	383,220
1,000,000	BP Capital Markets PLC, 5.250%, 11/7/13	1,076,735
1,179,000	Energy Transfer Partners LP, 8.500%, 4/15/14	1,337,737
1,000,000	Spectra Energy Capital LLC, 5.900%, 9/15/13	1,070,550

		3,868,242

	Financials (33.8%)
665,000	Abbey National Treasury Services PLC, 2.875%, 4/25/14	626,641
1,000,000	ABN AMRO Bank NV, 3.000%, 1/31/14(c)	984,153
1,000,000	American Express Bank FSB, BKNT, 5.500%, 4/16/13	1,055,698
640,000	American Honda Finance Corp., 1.850%, 9/19/14(c)	640,952
1,000,000	Bank of America Corp., 5.125%, 11/15/14	979,639
1,000,000	Brandywine Operating Partnership LP, REIT, 5.750%, 4/1/12	1,013,955
1,000,000	Citigroup, Inc., 5.625%, 8/27/12	1,018,259
1,000,000	Citigroup, Inc., 5.000%, 9/15/14	980,759
1,000,000	Colonial Realty LP, 6.150%, 4/15/13.	1,031,183
650,000	Ford Motor Credit Co. LLC, 7.000%, 10/1/13	682,576

Continued

Sterling Capital Short-Term Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2011

Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Financials — (continued)
$1,000,000	General Electric Capital Corp., 4.800%, 5/1/13	$1,050,212
1,000,000	Goldman Sachs Group, Inc. (The), 5.250%, 10/15/13	1,039,051
1,000,000	HCP, Inc., REIT, 2.700%, 2/1/14	985,172
1,000,000	HSBC Finance Corp., 4.750%, 7/15/13	1,033,830
1,000,000	Jackson National Life Global Funding, 5.375%, 5/8/13(c)	1,056,181
1,000,000	Jefferies Group, Inc., 5.875%, 6/8/14	1,049,179
1,000,000	JPMorgan Chase & Co., 5.125%, 9/15/14	1,053,146
1,000,000	Metropolitan Life Global Funding I, 2.000%, 1/10/14(c)	1,004,581
1,000,000	Metropolitan Life Global Funding I, 5.125%, 6/10/14(c)	1,080,064
1,000,000	Morgan Stanley, 5.300%, 3/1/13	1,008,350
260,000	PNC Funding Corp., 3.000%, 5/19/14	268,575
1,000,000	Prudential Financial, Inc., MTN, 2.750%, 1/14/13	1,008,823
500,000	UBS AG, BKNT, 2.250%, 8/12/13	491,035
280,000	USAA Capital Corp., 1.050%, 9/30/14(c)	279,032

		21,421,046

	Health Care (1.6%)
420,000	Stryker Corp., 3.000%, 1/15/15	442,862
540,000	UnitedHealth Group, Inc., 5.500%, 11/15/12	566,815

		1,009,677

	Industrials (4.4%)
1,000,000	Corrections Corp. of America, 6.250%, 3/15/13	1,000,000
1,000,000	Roper Industries, Inc., 6.625%, 8/15/13	1,083,014
705,000	Sealed Air Corp., 7.875%, 6/15/17	741,641

		2,824,655

	Materials (2.8%)
650,000	Alcoa, Inc., 6.000%, 7/15/13	695,117
1,024,000	Dow Chemical Co. (The), 4.850%, 8/15/12	1,054,313

		1,749,430

	Telecommunication Services (2.8%)
550,000	America Movil SAB de CV, 5.500%, 3/1/14	594,688
180,000	Qwest Communications International, Inc., Series B, 7.500%, 2/15/14	180,000
1,000,000	Telecom Italia Capital SA, 5.250%, 11/15/13	977,475

		1,752,163

	Total Corporate Bonds (Cost $36,315,894)	35,841,762

MORTGAGE-BACKED SECURITIES (1.2%)
	Fannie Mae(a) (0.9%)
55,229	6.500%, 8/1/13, Pool #251901	57,437
100,917	6.000%, 3/1/16, Pool #253702	109,470
97,726	6.000%, 4/1/16, Pool #535846	106,008
177,607	6.500%, 4/1/16, Pool #253706	195,099
77,450	6.000%, 8/1/16, Pool #545125	84,159

		552,173

	Freddie Mac(a) (0.3%)
24,114	6.500%, 5/1/13, Pool #E00548	25,007

Principal Amount		Fair Value
MORTGAGE-BACKED SECURITIES — (continued)
Freddie Mac(a) — (continued)
$161,923	6.000%, 9/1/16, Pool #E01049	$173,090

		198,097

	Total Mortgage-Backed Securities (Cost $696,424)	750,270

MUNICIPAL BONDS (9.5%)
	California (1.7%)
1,000,000	Northern California Transmission Agency, California-Oregon Transmission Project, Refunding Revenue, Series B, 5.370%, 5/1/15	1,096,860

	Illinois (1.6%)
1,000,000	Illinois State, Build America Bonds, G.O., 4.200%, 7/1/14	1,041,120

	Nebraska (1.2%)
690,000	Nebraska Public Power District General Revenue, Taxable, Series B, 4.850%, 1/1/14	744,676

	New York (1.7%)
1,000,000	New York State Urban Development Corporate, Revenue, Taxable, State Personal Income Tax, Series B, 2.626%, 12/15/14	1,047,390

	North Carolina (1.7%)
1,000,000	Brunswick County, NC, Build America Bonds, Recovery Revenue, Series Z, 3.300%, 4/1/15	1,063,670

	Virginia (1.6%)
310,000	Danville, VA, Refunding G.O., Series B, Taxable (Assured Guaranty, State Aid Withholding), 4.000%, 3/1/13	324,297
215,000	Danville, VA, Refunding G.O., Series B, Taxable (Assured Guaranty, State Aid Withholding), 4.200%, 3/1/14	230,676
430,000	Danville, VA, Refunding G.O., Series B, Taxable (Assured Guaranty, State Aid Withholding), 4.550%, 3/1/15	472,798

		1,027,771

	Total Municipal Bonds (Cost $5,769,808)	6,021,487

U.S. GOVERNMENT AGENCIES (0.8%)
	Freddie Mac(a) (0.8%)
500,000	1.350%, 5/23/14	500,655

	Total U.S. Government Agencies (Cost $501,656)	500,655

U.S. TREASURY NOTES (1.6%)
950,000	2.250%, 1/31/15	1,004,179

	Total U.S. Treasury Notes (Cost $1,004,893)	1,004,179

Continued

Sterling Capital Short-Term Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2011

Shares		Fair Value
PREFERRED STOCKS (3.5%)
	Financials (3.5%)
18,393	Duke Realty Corp., REIT, 8.375%	$ 478,218
29,500	Fifth Third Capital Trust VI, 7.250%	742,810
16,156	Public Storage, REIT, 7.000%(d)	415,048
21,766	Vornado Realty LP, REIT, 7.875%	583,329

	Total Preferred Stocks (Cost $2,242,560)	2,219,405

INVESTMENT COMPANY (0.6%)
408,137	Federated Treasury Obligations Fund, Institutional Shares	408,137

	Total Investment Company (Cost $408,137)	408,137

Principal Amount
SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (0.1%)
$53,000	BNY Mellon Overnight Government Fund	53,000

	Total Securities Held as Collateral for Securities on Loan (Cost $53,000)	53,000

Total Investments — 99.4% (Cost $63,373,606)		62,998,707
Net Other Assets (Liabilities) — 0.6%		365,615

NET ASSETS — 100.0%		$ 63,364,322

(a)

On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Fannie Mae and Freddie Mac into conservatorship with FHFA as the conservator. The conservatorship is a statutory process designed to stabilize a troubled institution with the objective of returning the entities to normal business operations.

(b)

The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2011. The maturity date reflected is the final maturity date.

(c)

Rule 144A, Section 4(2) or other security which is restricted as to resale to qualified institutional investors. The Investment Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

(d)	Represents that all or a portion of the security was on loan as of September 30, 2011.

BKNT — Bank Note

G.O. — General Obligation

MTN — Medium Term Note

REIT — Real Estate Investment Trust

See accompanying notes to the financial statements.

Sterling Capital Intermediate U.S. Government Fund
Schedule of Portfolio Investments
September 30, 2011

Principal Amount		Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS (5.9%)
$2,757,432	Fannie Mae, Series 2010-129, Class NA, 3.500%, 3/25/25(a)	$ 2,907,320
2,000,000	Freddie Mac, Series K701, Class A2, 3.882%, 11/25/17(a)(b)	2,160,957
3,865,070	Freddie Mac, Series 3644, Class BA, 4.500%, 2/15/29(a)	4,096,596
860,744	Ginnie Mae, Series 1999-17, Class F, 0.529%, 5/16/29(b)	861,312

	Total Collateralized Mortgage Obligations (Cost $9,770,100)	10,026,185

CORPORATE BONDS (7.6%)
	Financials (7.6%)
1,570,000	Aflac, Inc., 8.500%, 5/15/19	1,911,076
3,000,000	General Electric Capital Corp., 2.800%, 1/8/13	3,051,642
1,000,000	Goldman Sachs Group, Inc. (The), 5.125%, 1/15/15	1,032,377
2,000,000	MBNA Corp., 5.000%, 6/15/15	1,954,560
2,000,000	Metropolitan Life Global Funding I, 2.000%, 1/10/14(c)	2,009,162
3,000,000	Morgan Stanley, GMTN, 5.750%, 8/31/12	3,099,120

	Total Corporate Bonds (Cost $12,991,398)	13,057,937

MORTGAGE-BACKED SECURITIES (24.9%)
	Fannie Mae(a) (15.3%)
1,792,372	5.000%, 1/1/18, Pool #650205	1,939,297
1,657,163	4.500%, 3/1/18, Pool #555292	1,775,137
1,983,151	3.584%, 9/1/20, Pool #FN0000	2,088,959
4,528,753	4.000%, 8/1/25, Pool #AE2977	4,782,519
857,410	5.500%, 1/1/33, Pool #678321	936,908
1,380,179	5.000%, 7/1/33, Pool #724965	1,492,677
693,981	5.000%, 8/1/33, Pool #724365	749,944
176,774	5.000%, 8/1/33, Pool #738751	191,017
470,677	5.000%, 10/1/33, Pool #753298	508,886
2,016,039	6.500%, 11/1/34, Pool #783476	2,223,681
4,316,110	5.500%, 9/1/35, Pool #835787	4,712,248
1,223,985	6.000%, 7/1/37, Pool #938378	1,343,400
3,206,476	5.500%, 8/1/37, Pool #946238	3,475,052

		26,219,725

	Freddie Mac(a) (6.5%)
2,100,671	4.500%, 2/1/18, Pool #E94445	2,244,933
4,690,243	3.500%, 12/1/25, Pool #G14007	4,893,925
2,884,087	5.500%, 2/1/29, Pool #A18613	3,141,582
833,213	6.000%, 8/1/37, Pool #P51312	906,744

		11,187,184

	Ginnie Mae (3.1%)
654,237	6.500%, 12/20/38, Pool #4311	723,869
756,785	6.500%, 1/20/39, Pool #4338	837,332
1,228,973	5.000%, 11/20/38, Pool #4283	1,316,432
2,291,753	5.500%, 8/20/39, Pool #4514	2,469,438

		5,347,071

	Total Mortgage-Backed Securities (Cost $40,137,031)	42,753,980

Principal Amount		Fair Value
MUNICIPAL BONDS (2.4%)
	New York (1.2%)
$1,950,000	New York State, Build America Bonds, G.O., 4.090%, 3/1/18	$ 2,113,644

	North Carolina (1.2%)
1,855,000	Brunswick County, NC, Enterprise System Water Utility Improvements Revenue, Build America Bonds, Recovery Zone Economic Development Project, Callable 4/1/20 @ 100, 5.050%, 4/1/22	2,020,726

	Total Municipal Bonds (Cost $3,899,872)	4,134,370

U.S. GOVERNMENT AGENCIES (42.7%)
	Fannie Mae(a) (13.2%)
2,000,000	0.400%, 2/1/13, Series 1(b)	2,003,418
3,000,000	4.050%, 2/22/13	3,152,835
5,000,000	1.000%, 4/12/16, STEP	5,000,970
5,000,000	1.000%, 7/27/21, STEP	5,006,950
2,450,000	2.000%, 5/23/23, Series 1, STEP	2,453,651
5,000,000	3.000%, 7/27/26, Series 1, STEP	5,023,215

		22,641,039

	Federal Farm Credit Bank (16.6%)
10,000,000	4.670%, 2/27/18	11,656,230
13,800,000	5.050%, 12/21/21	16,688,312

		28,344,542

	Federal Home Loan Bank (1.1%)
1,895,000	2.250%, 7/13/26, STEP	1,899,707

	Freddie Mac(a) (5.8%)
2,000,000	4.875%, 6/13/18	2,391,844
3,000,000	0.500%, 9/20/18, STEP	3,002,874
4,000,000	3.750%, 3/27/19(d)	4,518,852

		9,913,570

	Private Export Funding Corp. (6.0%)
4,350,000	4.974%, 8/15/13	4,700,288
5,000,000	4.550%, 5/15/15	5,621,005

		10,321,293

	Total U.S. Government Agencies (Cost $68,297,148)	73,120,151

U.S. TREASURY NOTES (15.4%)
2,000,000	4.625%, 2/15/17	2,372,968
3,000,000	2.500%, 6/30/17	3,225,000
4,000,000	3.500%, 2/15/18	4,543,436
5,000,000	3.625%, 8/15/19	5,757,810
3,000,000	3.125%, 5/15/21	3,329,760
5,000,000	6.250%, 8/15/23	7,126,560

	Total U.S. Treasury Notes (Cost $24,468,933)	26,355,534

Continued

Sterling Capital Intermediate U.S. Government Fund
Schedule of Portfolio Investments — (continued)
September 30, 2011

Shares		Fair Value
INVESTMENT COMPANY (0.7%)
1,276,702	Federated Treasury Obligations Fund, Institutional Shares	$ 1,276,702

	Total Investment Company (Cost $1,276,702)	1,276,702

Principal Amount
SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (2.7%)
$4,605,000	BNY Mellon Overnight Government Fund	4,605,000

	Total Securities Held as Collateral for Securities on Loan (Cost $4,605,000)	4,605,000

Total Investments — 102.3% (Cost $165,446,184)		175,329,859
Net Other Assets (Liabilities) — (2.3)%		(3,897,454)

NET ASSETS — 100.0%		$ 171,432,405

(a)

On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Fannie Mae and Freddie Mac into conservatorship with FHFA as the conservator. The conservatorship is a statutory process designed to stabilize a troubled institution with the objective of returning the entities to normal business operations.

(b)

The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2011. The maturity date reflected is the final maturity date.

(c)

Rule 144A, Section 4(2) or other security which is restricted as to resale to qualified institutional investors. The Investment Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

(d)	Represents that all or a portion of the security was on loan as of September 30, 2011.

G.O. — General Obligation

GMTN — Global Medium Term Note

STEP — Step Coupon Bond

See accompanying notes to the financial statements.

Sterling Capital Total Return Bond Fund
Schedule of Portfolio Investments
September 30, 2011

Principal Amount		Fair Value
ASSET BACKED SECURITIES (2.9%)
$2,300,000	Capital One Multi-Asset Execution Trust, Series 2004-A1, Class A1, 0.439%, 12/15/16(a)	$ 2,297,774
2,154,000	Chase Issuance Trust, Series 2007-A13, Class A13, 0.269%, 7/15/14(a)(b)	2,152,593
1,345,079	Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB5, Class AF2, STEP, 4.831%, 8/25/35	1,306,399
650,000	MBNA Credit Card Master Note Trust, Series 2006-A2, Class A2, 0.289%, 6/15/15(a)	649,826
4,100,000	MBNA Credit Card Master Note Trust, Series 2006-A5, Class A5, 0.289%, 10/15/15(a)	4,097,959
2,026,803	RAAC, Series 2004-SP1, Class AI3, STEP, 5.618%, 3/25/34	2,077,815

	Total Asset Backed Securities (Cost $12,560,047)	12,582,366

COLLATERALIZED MORTGAGE OBLIGATIONS (10.3%)
1,881,756	Adjustable Rate Mortgage Trust, Series 2004-5, Class 4A1, 5.182%, 4/25/35(a)	1,754,068
1,263,108	Banc of America Alternative Loan Trust, Series 2004-10, Class 1CB1, 6.000%, 11/25/34	1,281,038
2,491,926	Banc of America Funding Corp., Series 2006-2, Class 3A1, 6.000%, 3/25/36	2,480,084
1,560,845	Countrywide Home Loan Mortgage Pass Through Trust, Series 2002-38, Class A3, 5.000%, 2/25/18	1,576,647
550,854	Countrywide Home Loan Mortgage Pass Through Trust, Series 2003-28, Class A3, 4.500%, 8/25/33	555,723
611,223	Countrywide Home Loans Mortgage Pass Through Trust, Series 2003-J7, Class 1A3, 5.250%, 8/25/33	628,325
1,594,488	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-7, Class 4A3, 5.000%, 8/25/20	1,616,047
4,070,391	Fannie Mae, Series 2011-31, Class DA, 3.500%, 11/25/28(c)	4,246,640
1,549,210	Fannie Mae, Series 2003-33, Class A, 4.000%, 5/25/33(c)	1,668,240
1,477,487	Fannie Mae, Series 2003-33, Class AQ, 4.000%, 5/25/33(c)	1,571,827
2,416,988	Fannie Mae, Series 2008-29, Class BG, 4.700%, 12/25/35(c)	2,589,382
1,050,110	First Horizon Asset Securities, Inc., Series 2003-5, Class 1A19, 5.500%, 7/25/33	1,088,794
1,037,842	Freddie Mac, Series 2906, Class VC, 5.000%, 12/15/15(c)	1,095,389
1,354,200	Freddie Mac, Series 3773, Class AL, 3.250%, 6/15/25(c)	1,417,605
3,118,021	Ginnie Mae, Series 2008-51, Class PG, 5.000%, 6/20/38	3,417,434
1,364,439	MASTR Alternative Loans Trust, Series 2004-13, Class 3A1, 6.500%, 1/25/35	1,376,117
382,908	MASTR Asset Securitization Trust, Series 2003-4, Class 5A1, 5.500%, 5/25/33	405,208
2,003,381	RAAC, Series 2004-SP3, Class AI5, 4.890%, 12/25/32(a)	2,015,450
1,887,526	Residential Accredit Loans, Inc., Series 2005-QR1, Class A, 6.000%, 10/25/34	1,905,975
972,562	Residential Asset Securitization Trust, Series 2004-IP2, Class 4A, 3.445%, 12/25/34(a)	831,013

Principal Amount		Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
$2,554,774	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 4A1, 2.520%, 6/25/34(a)	$ 2,327,696
2,080,234	Structured Asset Securities Corp., Series 2003-10, Class A, 6.000%, 4/25/33	2,178,145
916,175	Structured Asset Securities Corp., Series 2005-6, Class 5A1, 5.000%, 5/25/35	908,870
2,139,459	Wells Fargo Mortgage Backed Securities Trust, Series 2004-BB, Class A2, 2.738%, 1/25/35(a)	1,880,013
2,331,768	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16, Class 6A3, 2.724%, 10/25/35(a)	2,039,355
1,274,666	Wells Fargo Mortgage Backed Securities Trust, Series 2007-16, Class 1A1, 6.000%, 12/28/37	1,319,345

	Total Collateralized Mortgage Obligations (Cost $43,701,293)	44,174,430

COMMERCIAL MORTGAGE-BACKED SECURITIES (10.0%)
936,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2004-4, Class A6, 4.877%, 7/10/42(a)	981,140
1,164,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-1, Class AJ, 5.353%, 11/10/42(a)	1,109,313
2,100,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-3, Class A4, 5.889%, 7/10/44(a)	2,263,313
938,139	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-2, Class A2, 5.634%, 4/10/49(a)	950,916
3,848,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class AM, 5.398%, 7/15/44(a)	3,955,036
2,050,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A5, 5.617%, 10/15/48	2,155,407
850,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C6, Class A4, 5.230%, 12/15/40(a)	924,096
1,620,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-CP5, Class C, 5.230%, 12/15/35	1,631,526
700,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C5, Class A4, 4.829%, 11/15/37	746,757
2,828,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C1, Class AJ, 5.075%, 2/15/38(a)	2,698,530
2,214,000	DBUBS Mortgage Trust, Series 2011-LC2A, Class A4, 4.537%, 7/10/44(d)	2,248,828
3,080,000	LB-UBS Commercial Mortgage Trust, Series 2004-C7, Class A6, 4.786%, 10/15/29(a)	3,272,263
2,500,000	LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class A4, 5.424%, 2/15/40	2,638,520
2,600,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-3, Class A3, 5.389%, 7/12/46(a)	2,603,596

Continued

Sterling Capital Total Return Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2011

Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)
$3,700,000	Morgan Stanley Capital I, Series 2005-HQ6, Class A4A, 4.989%, 8/13/42	$ 3,984,356
2,390,000	Morgan Stanley Capital I, Series 2006-HQ8, Class AM, 5.647%, 3/12/44(a)	2,364,437
1,050,000	Wachovia Bank Commercial Mortgage Trust, Series 2004-C11, Class B, 5.306%, 1/15/41(a)	1,038,204
3,600,000	Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class AMFX, 5.179%, 7/15/42(a)	3,695,555
2,807,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A3, 5.246%, 12/15/43	2,845,549
716,000	Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A4, 5.444%, 12/15/44(a)	779,482

	Total Commercial Mortgage-Backed Securities (Cost $41,925,732)	42,886,824

CORPORATE BONDS (35.2%)
	Consumer Discretionary (3.5%)
1,270,000	CBS Corp., 8.875%, 5/15/19	1,621,993
3,100,000	Comcast Cable Communications Holdings, Inc., 9.455%, 11/15/22(b)	4,472,841
3,790,000	Macy’s Retail Holdings, Inc., 5.350%, 3/15/12	3,848,317
2,492,000	NBCUniversal Media LLC, 5.950%, 4/1/41	2,772,305
1,013,000	Nordstrom, Inc., 6.250%, 1/15/18	1,200,181
1,039,000	Walt Disney Co. (The), 1.350%, 8/16/16	1,024,581

		14,940,218

	Consumer Staples (3.5%)
2,125,000	Altria Group, Inc., 9.950%, 11/10/38	3,028,301
1,657,000	Anheuser-Busch InBev Worldwide, Inc., 6.375%, 1/15/40	2,199,785
1,000,000	Coca-Cola Co. (The), 3.150%, 11/15/20	1,032,188
2,015,000	CVS Caremark Corp., 6.125%, 9/15/39	2,364,429
2,851,000	Lorillard Tobacco Co., 6.875%, 5/1/20(e)	3,161,554
1,057,000	Procter & Gamble Co. (The), 1.450%, 8/15/16	1,057,093
1,833,000	Wal-Mart Stores, Inc., 5.625%, 4/15/41	2,258,262

		15,101,612

	Energy (3.1%)
1,445,000	Baker Hughes, Inc., 3.200%, 8/15/21(d)	1,456,184
1,655,000	BP Capital Markets PLC, 3.200%, 3/11/16	1,725,382
3,575,000	Energy Transfer Partners LP, 9.000%, 4/15/19	4,306,388
2,688,000	NuStar Logistics LP, 7.650%, 4/15/18(b)	3,206,209
757,000	Occidental Petroleum Corp., 1.750%, 2/15/17	751,309
1,949,000	Schlumberger Investment SA, 3.300%, 9/14/21(d)	1,950,943

		13,396,415

	Financials (15.3%)
586,000	Aflac, Inc., 8.500%, 5/15/19	713,306
2,134,000	American Honda Finance Corp., 1.850%, 9/19/14(d)	2,137,173
907,000	American International Group, Inc., 4.875%, 9/15/16	869,539
1,318,000	Berkshire Hathaway, Inc., 2.200%, 8/15/16	1,326,601
3,016,000	Colonial Realty LP, 6.250%, 6/15/14	3,201,915
3,958,000	Credit Suisse AG, 5.400%, 1/14/20	3,802,486

Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Financials — (continued)
$1,000,000	Ford Motor Credit Co. LLC, 7.000%, 10/1/13(b)	$ 1,050,117
1,950,000	Ford Motor Credit Co. LLC, 7.000%, 4/15/15(b)	2,047,500
2,960,000	General Electric Capital Corp., 2.950%, 5/9/16	2,966,530
1,835,000	General Electric Capital Corp., GMTN, 6.875%, 1/10/39	2,106,105
2,595,000	Goldman Sachs Group, Inc. (The), 7.500%, 2/15/19	2,895,810
1,461,000	Goldman Sachs Group, Inc. (The), 5.250%, 7/27/21	1,441,298
1,780,000	Health Care REIT, Inc., 4.950%, 1/15/21(b)	1,709,701
2,100,000	ING Bank NV, 4.000%, 3/15/16(b)(d)	2,112,888
1,817,000	Jefferies Group, Inc., 8.500%, 7/15/19(b)	2,020,833
1,014,000	John Deere Capital Corp., MTN, 1.850%, 9/15/16	1,008,850
3,496,000	JPMorgan Chase & Co., 4.350%, 8/15/21(e)	3,532,725
959,000	KeyCorp, MTN, 5.100%, 3/24/21(b)	967,732
3,376,000	Macquarie Bank, Ltd., 6.625%, 4/7/21(b)(d)	3,171,624
1,917,000	Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/18	1,917,688
2,250,000	MetLife, Inc., 6.750%, 6/1/16	2,587,781
1,992,000	Morgan Stanley, 4.750%, 4/1/14	1,893,035
3,499,000	Morgan Stanley, MTN, 6.625%, 4/1/18(b)	3,471,225
665,000	PNC Funding Corp., 2.700%, 9/19/16.	665,057
987,000	Prudential Financial, Inc., 8.875%, 6/15/38(a)(b)	1,064,726
2,230,000	Scottrade Financial Services, Inc., 6.125%, 7/11/21(d)	2,253,738
1,882,000	Simon Property Group LP, REIT, 10.350%, 4/1/19	2,517,384
2,135,000	SL Green Realty Corp., REIT, 5.000%, 8/15/18 .	2,063,467
1,272,000	U.S. Bank N.A., 3.778%, 4/29/20(a)	1,288,084
1,396,000	Ventas Realty LP, REIT, 4.750%, 6/1/21(b)	1,340,682
1,240,000	WEA Finance LLC, 4.625%, 5/10/21(b)(d)	1,184,076
467,000	XL Group, Ltd., 5.750%, 10/1/21(f)	465,662
4,040,000	ZFS Finance USA Trust II, 6.450%, 12/15/65(a)(d)	3,555,200

		65,350,538

	Health Care (1.0%)
1,190,000	DENTSPLY International, Inc., 2.750%, 8/15/16	1,198,196
1,726,000	Stryker Corp., 2.000%, 9/30/16	1,734,323
1,390,000	Thermo Fisher Scientific, Inc., 2.250%, 8/15/16	1,409,365

		4,341,884

	Industrials (2.4%)
1,101,000	Burlington Northern Santa Fe LLC, 4.950%, 9/15/41	1,168,248
4,089,000	Corrections Corp. of America, 6.250%, 3/15/13(b)	4,089,000
1,210,000	Textron, Inc., 4.625%, 9/21/16	1,224,792
2,210,000	Verisk Analytics, Inc., 5.800%, 5/1/21(b)	2,481,059
1,210,000	Waste Management, Inc., 2.600%, 9/1/16	1,212,868

		10,175,967

	Information Technology (0.7%)
1,210,000	Applied Materials, Inc., 4.300%, 6/15/21	1,260,809
887,000	Intel Corp., 4.800%, 10/1/41	953,479

Continued

Sterling Capital Total Return Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2011

Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Information Technology — (continued)
$855,000	Oracle Corp., 5.375%, 7/15/40(d)	$991,797

		3,206,085

	Materials (2.1%)
1,091,000	ArcelorMittal, 5.500%, 3/1/21	977,591
399,000	Bemis Co., Inc., 4.500%, 10/15/21(f)	403,798
4,779,000	Sealed Air Corp., 6.875%, 7/15/33(d)	4,154,069
1,846,000	Vale Overseas, Ltd., 6.875%, 11/21/36	1,991,094
1,459,000	Xstrata Finance Canada, Ltd., 5.800%, 11/15/16(d)	1,604,137

		9,130,689

	Telecommunication Services (2.7%)
1,299,000	AT&T, Inc., 3.875%, 8/15/21	1,336,228
1,965,000	Crown Castle International Corp., 9.000%, 1/15/15	2,082,900
1,074,000	France Telecom SA, 4.125%, 9/14/21	1,067,657
1,185,000	Qwest Communications International, Inc., Series B, 7.500%, 2/15/14	1,185,000
2,144,000	Telecom Italia Capital SA, 7.721%, 6/4/38	2,044,190
1,306,000	Telefonica Emisiones SAU, 5.134%, 4/27/20(b)	1,216,339
2,095,000	Verizon Communications, Inc., 6.350%, 4/1/19	2,519,300

		11,451,614

	Utilities (0.9%)
1,619,000	Duke Energy Carolinas LLC, 6.100%, 6/1/37	2,039,618
471,000	PSEG Power LLC, 2.750%, 9/15/16	468,882
1,389,000	Southern Co., 1.950%, 9/1/16	1,382,662

		3,891,162

	Total Corporate Bonds (Cost $150,225,682)	150,986,184

MORTGAGE-BACKED SECURITIES (33.1%)
	Fannie Mae(c) (16.2%)
15,500	6.000%, 10/1/13, Pool #252061	16,814
85,391	5.000%, 8/1/20, Pool #832058	92,337
243,757	5.000%, 8/1/20, Pool #838787	263,586
42,246	5.000%, 5/1/22, Pool #256716	45,524
310,205	6.000%, 7/1/22, Pool #944967	337,651
872,113	5.000%, 5/1/23, Pool #976197	938,151
1,663,215	4.000%, 5/1/24, Pool #AA4622	1,755,373
220,902	5.000%, 10/1/24, Pool #AD0339	237,629
559,341	5.000%, 9/1/25, Pool #255892	607,747
2,466,975	4.000%, 12/1/25, Pool #AH0973	2,605,211
12,386,532	3.500%, 6/1/26, Pool #AB3171	12,953,269
1,187,263	5.500%, 2/1/27, Pool #256600	1,291,780
299,345	6.500%, 1/1/35, Pool #809198	334,971
1,776,040	5.500%, 3/1/35, Pool #787561	1,939,047
166,907	6.000%, 4/1/35, Pool #735503	185,277
166,375	7.000%, 6/1/35, Pool #255820	190,951
253,735	7.000%, 6/1/35, Pool #830686	291,215
1,126,713	5.500%, 10/1/35, Pool #817568	1,230,124
535,383	6.500%, 3/1/36, Pool #866062	595,753
343,706	6.500%, 7/1/36, Pool #885493	382,463
2,575,896	6.000%, 7/1/37, Pool #940807	2,831,232
465,639	6.000%, 9/1/37, Pool #955005	511,795
3,377,762	5.500%, 6/1/38, Pool #257231	3,670,888
1,941,499	4.754%, 7/1/38, Pool #981430(a)	2,078,202
5,245,459	4.500%, 1/1/40, Pool #AC8568	5,571,933
5,842,424	4.500%, 6/1/40, Pool #AD6432	6,206,054
3,818,284	5.000%, 6/1/40, Pool #AB1149	4,114,122

Principal Amount		Fair Value
MORTGAGE-BACKED SECURITIES — (continued)
	Fannie Mae(c) — (continued)
$1,833,273	5.000%, 6/1/40, Pool #AD4927	$ 1,975,314
1,835,772	5.000%, 6/1/40, Pool #AD8718	1,978,006
1,398,718	5.000%, 6/1/40, Pool #AD8842	1,506,216
3,301,701	4.000%, 3/1/41, Pool #AH8824	3,464,000
4,723,818	4.500%, 5/1/41, Pool #AI1023	5,017,826
4,173,000	4.500%, 10/15/41(f)	4,426,640

		69,647,101

	Freddie Mac(c) (11.1%)
589,993	5.000%, 5/1/20, Pool #B19275	637,619
728,525	5.500%, 10/1/21, Pool #G12425	788,597
517,253	5.000%, 12/1/21, Pool #J04025	558,361
863,402	5.000%, 7/1/25, Pool #C90908	938,958
1,429,707	5.500%, 7/1/35, Pool #A36540	1,557,353
421,795	6.000%, 7/1/35, Pool #A36304	465,385
806,841	5.000%, 3/1/36, Pool #G08115	869,254
244,913	6.500%, 5/1/36, Pool #A48509	273,344
258,172	5.000%, 7/1/36, Pool #G02291	278,021
354,631	6.000%, 8/1/37, Pool #A64067	389,506
3,982,783	6.000%, 8/1/37, Pool #A64401	4,380,999
1,144,567	6.000%, 8/1/37, Pool #A64981	1,257,128
939,103	5.500%, 1/1/38, Pool #A71523	1,019,279
853,078	5.500%, 3/1/38, Pool #G04044	924,443
5,626,191	5.500%, 10/1/38, Pool #G04814	6,106,527
977,970	5.000%, 2/1/39, Pool #G05253	1,050,106
8,915,229	5.500%, 1/1/40, Pool #G06021	9,676,366
5,878,314	5.000%, 6/1/40, Pool #C03479	6,318,330
2,268,145	3.776%, 7/1/40, Pool #1B4948(a)	2,391,489
4,522,595	5.000%, 7/1/40, Pool #A93070	4,861,130
2,523,268	4.000%, 9/1/40, Pool #A93643	2,645,226

		47,387,421

	Ginnie Mae (5.8%)
1,969,625	5.500%, 1/15/39, Pool #646685	2,177,731
7,060,663	4.500%, 3/15/39, Pool #697957	7,698,519
3,039,515	4.500%, 2/15/40, Pool #737031	3,307,454
1,403,753	5.000%, 2/15/40, Pool #737037	1,543,129
4,633,572	4.500%, 9/20/40, Pool #4801	5,030,446
2,718,000	5.000%, 10/15/41(f)	2,984,704
1,762,000	5.500%, 10/15/41(f)	1,946,459

		24,688,442

	Total Mortgage-Backed Securities (Cost $137,758,188)	141,722,964

MUNICIPAL BONDS (3.8%)
	California (1.6%)
1,285,000	California State, Build America Bonds, School Improvements G.O., Taxable, 7.625%, 3/1/40 .	1,607,496
780,000	Los Angeles Harbor Department, Crossover Refunding Revenue, Series A, Callable 8/1/12 @ 100 (AMBAC), 5.500%, 8/1/14	806,325
3,700,000	Metropolitan Water District of Southern California, Build America Bonds, Water Utility Improvements Revenue, Callable 7/1/19 @ 100, 6.538%, 7/1/39	4,253,890

		6,667,711

Continued

Sterling Capital Total Return Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2011

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Florida (0.6%)
$2,500,000	Greater Orlando Aviation Authority, Airport Facilities Refunding Revenue, Taxable, Series D, 3.733%, 10/1/20(f)	$2,513,900

	New York (1.6%)
1,785,000	New York & New Jersey Port Authority, Port, Airport & Marina Improvements Revenue, Series 122, Callable 10/31/11 @ 100 (G.O. of Authority), 5.500%, 7/15/15	1,790,641
1,735,000	New York City Municipal Water Finance Authority, Water Utility Improvements Revenue, Series EE, Build America Bonds Taxable, Callable 6/15/20 @ 100, 6.491%, 6/15/42	1,969,416
2,900,000	New York, NY, Build America Bonds, Public Improvements G.O., Series G1, 4.774%, 3/1/20	3,243,563

		7,003,620

	Total Municipal Bonds (Cost $14,811,338)	16,185,231

U.S. TREASURY NOTES (4.2%)
7,415,000	2.125%, 8/15/21	7,545,949
8,015,000	4.500%, 8/15/39	10,490,882

	Total U.S. Treasury Notes (Cost $15,526,459)	18,036,831

Shares
PREFERRED STOCKS (1.1%)
	Financials (1.1%)
75,600	Citigroup Capital XIII, 7.875%	1,996,596
102,026	Fifth Third Capital Trust VI, 7.250%	2,569,015

	Total Preferred Stocks (Cost $4,524,092)	4,565,611

INVESTMENT COMPANY (1.7%)
7,128,049	Federated Treasury Obligations Fund, Institutional Shares	7,128,049

	Total Investment Company (Cost $7,128,049)	7,128,049

Principal Amount		Fair Value
SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (1.6%)
$6,977,960	BNY Mellon Overnight Government Fund Total Securities Held as Collateral for Securities on Loan (Cost $6,977,960)	$6,977,960

	Total Securities Held as Collateral for Securities on Loan (Cost $6,977,960)	6,977,960

Total Investments — 103.9% (Cost $435,138,840)		445,246,450
Net Other Assets (Liabilities) — (3.9)%		(16,897,318)

NET ASSETS — 100.0%		$428,349,132

(a)	The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2011. The maturity date reflected is the final maturity date.
(b)	Represents that all or a portion of the security was pledged as collateral for securities purchased on a when-issued basis.
(c)	On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Fannie Mae and Freddie Mac into conservatorship with FHFA as the conservator. The conservatorship is a statutory process designed to stabilize a troubled institution with the objective of returning the entities to normal business operations.
(d)	Rule 144A, Section 4(2) or other security which is restricted as to resale to qualified institutional investors. The Investment Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.
(e)	Represents that all or a portion of the security was on loan as of September 30, 2011.
(f)	Represents securities purchased on a when-issued basis. At September 30, 2011, total cost of investments purchased on a when-issued basis was $12,739,194.

AMBAC — American Municipal Bond Insurance Corp.

G.O. — General Obligation

GMTN — Global Medium Term Note

MTN — Medium Term Note

N.A. — North America

REIT — Real Estate Investment Trust

STEP — Step Coupon Bond

See accompanying notes to the financial statements.

Sterling Capital Kentucky Intermediate Tax-Free Fund
Schedule of Portfolio Investments
September 30, 2011

Principal Amount		Fair Value
MUNICIPAL BONDS (92.2%)
	Kentucky (92.2%)
$ 75,000	Bullitt County, KY, School District Finance Corp., Bullitt County School Building Revenue, Callable 3/1/18 @ 100, OID, 4.750%, 3/1/22	$83,012
185,000	Campbell & Kenton Counties, KY, Sanitation District No. 1, Sewer Improvements Revenue, Callable 8/1/17 @ 100 (NATL-RE), 5.000%, 8/1/25	203,657
375,000	Casey County, KY, Public Properties Corp., First Mortgage Revenue, Judicial Center Project, Callable 8/1/12 @ 100, OID, 4.500%, 8/1/16	385,136
500,000	Christian County Public Courthouse Corp., KY, Court Facility Project Refunding Revenue (AMBAC), 4.000%, 8/1/16	559,035
300,000	Christian County, KY, Jennie Stuart Medical Center Revenue (Assured Guaranty), 5.250%, 2/1/18	325,056
105,000	Grayson County, KY, Public Properties Corp., Judicial Center Project Public Improvements Revenue (CIFG), 4.375%, 9/1/17	117,670
300,000	Jefferson County, KY, School District Finance Corp., Jefferson County School Building Refunding Revenue, Series A (AGM), 5.250%, 1/1/15	341,322
500,000	Jefferson County, KY, School District Finance Corp., Jefferson County School Building Refunding Revenue, Series A (AGM), 5.250%, 1/1/19	600,215
100,000	Kenton County, KY, Public Properties Corp., First Mortgage Court Facilities Project Refunding Revenue (AMBAC), 4.125%, 3/1/16	112,126
500,000	Kentucky Asset/Liability Commission, Project Notes-Federal Highway Transit Revenue, First Series (NATL-RE), 4.500%, 9/1/17	578,300
300,000	Kentucky Asset/Liability Commission, University of Kentucky Project Notes Refunding Revenue, Series A, Callable 10/1/17 @ 100 (AMBAC), 5.000%, 10/1/18.	349,287
480,000	Kentucky Asset/Liability Commission, University of Kentucky Project Notes Revenue (NATL-RE FGIC), 5.000%, 10/1/15.	552,091
510,000	Kentucky Asset/Liability Commission, University of Kentucky Project Notes Revenue, Series B, Callable 10/1/17 @ 100, 5.000%, 10/1/21	570,792
670,000	Kentucky Economic Development Finance Authority, Baptist Healthcare System Revenue, Series A, Callable 8/15/18 @ 100, OID, 4.750%, 8/15/19	750,728
500,000	Kentucky Economic Development Finance Authority, Catholic Health Revenue, Series B, 5.000%, 5/1/39(a)	558,970
500,000	Kentucky Economic Development Finance Authority, Owensboro Medical Health System Revenue, Series A, 5.000%, 6/1/16	534,760
555,000	Kentucky Economic Development Finance Authority, Saint Elizabeth Medical Center, Inc. Refunding Revenue, Series A, Callable 5/1/19 @ 100, OID, 5.000%, 5/1/24	589,121

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Kentucky — (continued)
$250,000	Kentucky Housing Corp. Refunding Revenue, Series B, 2.950%, 7/1/15	$261,273
500,000	Kentucky Municipal Power Agency, Prairie State Project Revenue, Series A (AGM), 5.000%, 9/1/20	581,390
165,000	Kentucky Municipal Power Agency, Prairie State Project Revenue, Series A (NATL-RE), 5.250%, 9/1/17	193,786
255,000	Kentucky Municipal Power Agency, Prairie State Project Revenue, Series A, Callable 9/1/17 @ 100 (NATL-RE), 5.250%, 9/1/20.	286,577
500,000	Kentucky Rural Water Finance Corp., Refunding & Improvements Revenue, Flexible Term Program, Series B, Callable 2/1/20 @ 100, 4.000%, 2/1/21	551,160
410,000	Kentucky State Property & Buildings Commission, Project No. 76 Refunding Revenue (AMBAC), 5.500%, 8/1/21	492,935
530,000	Kentucky State Property & Buildings Commission, Project No. 81 Revenue, Callable 11/1/13 @ 100 (AMBAC), 5.000%, 11/1/16	570,487
385,000	Kentucky State Property & Buildings Commission, Project No. 83 Refunding Revenue (AMBAC), 5.000%, 10/1/19	451,370
105,000	Kentucky Turnpike Authority Revenue, Series B (AMBAC), 5.000%, 7/1/15	120,389
500,000	Kentucky Turnpike Authority, Revitalization Projects Refunding Revenue, Series B, Callable 7/1/15 @ 100 (AMBAC), 5.000%, 7/1/25	527,500
500,000	Kentucky Turnpike Authority, Revitalization Projects Revenue, Series A, Callable 7/1/19 @ 100, 5.000%, 7/1/25	555,895
260,000	Knott County, KY, Recreational Facilities Improvements Youth & Recreation Center Project G.O., 5.000%, 9/1/12	266,833
265,000	Larue County, KY, School District Finance Corp., Larue County School Building Revenue (NATL-RE), 4.250%, 7/1/15	296,538
415,000	Laurel County, KY, Judicial Center Public Properties Corp. Revenue, Callable 3/1/18 @ 100, OID, 4.500%, 3/1/24	442,104
400,000	Louisville & Jefferson County, KY, Metropolitan Government First Mortgage Christian Church Homes Revenue, Callable 10/31/11 @ 100, OID, 6.125%, 11/15/18	400,652
500,000	Louisville & Jefferson County, KY, Metropolitan Sewer District, Sewer Refunding Revenue, Series A, Callable 11/15/21 @ 100, 5.000%, 5/15/30	542,570
605,000	Louisville & Jefferson County, KY, Metropolitan Sewer District, Sewer Refunding Revenue, Series A, Callable 5/15/15 @ 100 (AGM), 5.000%, 5/15/19	675,410
730,000	Louisville & Jefferson County, KY, Metropolitan Sewer District, Sewer Refunding Revenue, Series A, Callable 5/15/19 @ 100, 5.000%, 5/15/20	850,946

Continued

Sterling Capital Kentucky Intermediate Tax-Free Fund
Schedule of Portfolio Investments – (continued)
September 30, 2011

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Kentucky — (continued)
$500,000	Louisville Kentucky Regional Airport Authority Refunding Revenue, Series B, 3.000%, 7/1/15	$ 525,295
240,000	Monroe County, KY, School District Finance Corp., Monroe County School Building Revenue, Callable 10/31/11 @ 100, OID, 4.300%, 10/1/18	240,386
535,000	Owensboro, KY, Water Refunding & Improvements Revenue, Callable 9/15/18 @ 100 (Assured Guaranty), 5.250%, 9/15/21	618,658
585,000	Owensboro-Daviess County, KY, Regional Water Resource Agency Refunding & Improvements Revenue, Series A (XLCA), 4.000%, 1/1/16	642,739
655,000	Pulaski County, KY, Public Properties Corp. First Mortgage Revenue, Administration Office of the Court Judicial Facility, Callable 12/1/18 @ 100, OID, 5.500%, 12/1/24	754,652
250,000	Pulaski County, KY, Public Properties Corp. First Mortgage Revenue, Administration Office of the Court Judicial Facility, Callable 12/1/18 @ 100, OID, 5.625%, 12/1/25	288,243
300,000	Rowan County, KY, School District Finance Corp., Rowan County School Building Revenue, OID, 4.000%, 11/1/17	343,296
490,000	Russell, KY, Bon Secours Health System, Inc. Refunding Revenue, Series A, Callable 11/15/12 @ 100, OID, 5.625%, 11/15/30	491,367
225,000	Somerset, KY, Water System Revenue, Series B, Callable 10/31/11 @ 100 (AGM), OID, 4.375%, 12/1/18	225,421
375,000	Warren County, KY, Community Hospital Corp. Project Refunding Revenue, Series A, 5.000%, 8/1/14	400,736
380,000	Warren County, KY, Community Hospital Corp. Project Refunding Revenue, Series A, 5.000%, 8/1/17	415,245
500,000	Western Kentucky University, KY, General Receipts Revenue (Assured Guaranty), 3.000%, 9/1/13	520,420

	Total Municipal Bonds (Cost $19,391,375)	20,745,551

Shares		Fair Value
INVESTMENT COMPANY (6.9%)
1,547,054	Federated Tax-Free Obligations Fund, Institutional Class	$ 1,547,054

	Total Investment Company (Cost $1,547,054)	1,547,054

Total Investments — 99.1% (Cost $20,938,429)		22,292,605
Net Other Assets (Liabilities) — 0.9%		194,002

NET ASSETS — 100.0%.		$22,486,607

(a)	The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2011. The maturity date reflected is the final maturity date.

AGM — Assured Guaranty Municipal Corp.

AMBAC — American Municipal Bond Insurance Corp.

CIFG — CDC IXIS Financial Guarantee

FGIC — Financial Guaranty Insurance Corp.

G.O. — General Obligation

NATL — National

OID — Original Issue Discount

RE — Reinsurance

XLCA — XL Capital Assurance

See accompanying notes to the financial statements.

Sterling Capital Maryland Intermediate Tax-Free Fund
Schedule of Portfolio Investments
September 30, 2011

Principal Amount		Fair Value
MUNICIPAL BONDS (97.8%)
	Maryland (97.8%)
$370,000	Annapolis, MD, Refunding G.O., Callable 8/1/21 @ 100, 5.000%, 8/1/23	$443,034
500,000	Anne Arundel County, MD, Construction General Improvements Refunding G.O., 4.000%, 4/1/20	573,205
580,000	Baltimore County, MD, Water Utility Improvements, Metropolitan District, 71st Issue G.O., 5.000%, 2/1/17	692,885
600,000	Baltimore, MD, Refunding Certificate of Participation, Series A, 5.000%, 10/1/17	700,602
75,000	Baltimore, MD, Waste Water Project Revenue, Series D, Callable 7/1/17 @ 100 (AMBAC), 5.000%, 7/1/18	88,049
375,000	Baltimore, MD, Waste Water Projects Revenue, Series A, Callable 7/1/21 @ 100, 4.000%, 7/1/22	415,526
250,000	Baltimore, MD, Waste Water Projects Revenue, Series C, Callable 7/1/16 @ 100 (AMBAC), 5.000%, 7/1/26	272,675
500,000	Cecil County, MD, Construction Public Improvements G.O., 4.000%, 6/1/18	573,130
500,000	Frederick County, MD, Consolidated Public Improvements G.O., Series A, 4.000%, 2/1/18	570,405
500,000	Frederick County, MD, Public Facilities Improvements G.O., 5.000%, 6/1/16	590,060
225,000	Frederick, MD, Public Improvements G.O., Series A, 4.000%, 3/1/19	258,577
500,000	Harford County, MD, G.O., Public Improvements, Callable 7/15/15 @ 100, 5.000%, 7/15/23	557,110
125,000	Howard County, MD, Certificates of Participation, Series A, 8.050%, 2/15/21	181,727
135,000	Howard County, MD, Certificates of Participation, Series B, 8.250%, 2/15/20	194,018
445,000	Howard County, MD, Construction & Public Improvements Refunding G.O., Series A, 4.000%, 4/15/17	509,374
100,000	Maryland Community Development Administration, Residential Housing Refunding Revenue, Series C, 3.850%, 9/1/15	106,756
250,000	Maryland Community Development Administration, Residential Housing Refunding Revenue, Series K, 4.100%, 9/1/16	271,700
805,000	Maryland Community Development Administration, Residential Housing Revenue, Series A, Callable 9/1/18 @ 100, 4.400%, 9/1/24	837,603
440,000	Maryland Community Development Administration, Residential Housing Revenue, Series A, Callable 9/1/18 @ 100, 4.750%, 9/1/29	449,244
315,000	Maryland Community Development Administration, Residential Housing Revenue, Series B, 3.750%, 9/1/14	331,774
680,000	Maryland Community Development Administration, Residential Housing Revenue, Series G, Callable 3/1/17 @ 100, 4.300%, 9/1/17	731,408
250,000	Maryland Economic Development Corp., Electricity Lights & Power Improvements Refunding Revenue, Callable 3/1/19 @ 100, 6.200%, 9/1/22	299,177

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Maryland — (continued)
$ 210,000	Maryland Economic Development Corp., Lutheran World Relief Refugee Refunding Revenue, Callable 4/1/17 @ 100, 5.250%, 4/1/19	$ 223,705
540,000	Maryland Economic Development Corp., University of Maryland College Park Projects Refunding Revenue (AGC), 5.000%, 6/1/13	566,816
735,000	Maryland Economic Development Corp., University of Maryland College Park Projects Refunding Revenue (AGC), 5.000%, 6/1/16	811,050
555,000	Maryland Environmental Service Revenue, Mid Shore II Regional Landfill, 4.000%, 11/1/17 .	622,022
95,000	Maryland Health & Higher Educational Facilities Authority, Anne Arundel Health System Revenue, OID, 4.000%, 7/1/18	101,274
250,000	Maryland Health & Higher Educational Facilities Authority, Anne Arundel Health System Revenue, OID, 4.250%, 7/1/19	268,065
570,000	Maryland Health & Higher Educational Facilities Authority, Board of Child Care Revenue, Callable 7/1/12 @ 100, 5.500%, 7/1/13	586,946
250,000	Maryland Health & Higher Educational Facilities Authority, Carroll County General Hospital Revenue, Callable 7/1/12 @ 100, 6.000%, 7/1/20	254,533
200,000	Maryland Health & Higher Educational Facilities Authority, Charlestown Community Refunding Revenue, OID, 2.650%, 1/1/13	200,560
900,000	Maryland Health & Higher Educational Facilities Authority, College of Notre Dame Refunding Revenue, 4.000%, 10/1/19	974,061
1,250,000	Maryland Health & Higher Educational Facilities Authority, Helix Health Issue Refunding Revenue (AMBAC), OID, 5.000%, 7/1/27	1,506,900
35,000	Maryland Health & Higher Educational Facilities Authority, Howard County General Hospital Refunding Revenue, Callable 10/31/11 @ 100, OID, 5.500%, 7/1/13	36,299
185,000	Maryland Health & Higher Educational Facilities Authority, Medlantic/Helix Issue Revenue, Series A, Callable 10/31/11 @ 100 (AGM), OID, 4.750%, 8/15/18	185,313
295,000	Maryland Health & Higher Educational Facilities Authority, Medlantic/Helix Issue Revenue, Series B, Callable 10/31/11 @ 100 (AMBAC), 5.250%, 8/15/13	295,944
575,000	Maryland Health & Higher Educational Facilities Authority, Medstar Health Refunding Revenue, Callable 8/15/14 @ 100, OID, 5.375%, 8/15/24	596,637
360,000	Maryland Health & Higher Educational Facilities Authority, Memorial Hospital at Easton Revenue, Callable 10/31/11 @ 100 (NATL-RE), OID, 4.700%, 7/1/19	360,515
320,000	Maryland Health & Higher Educational Facilities Authority, Peninsula Regional Medical Center Revenue, 5.000%, 7/1/15	352,458

Continued

Sterling Capital Maryland Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2011

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Maryland — (continued)
$ 405,000	Maryland Health & Higher Educational Facilities Authority, Peninsula Regional Medical Center Revenue, Callable 7/1/16 @ 100, 5.000%, 7/1/20	$ 433,933
585,000	Maryland Health & Higher Educational Facilities Authority, Peninsula Regional Medical Center Revenue, Callable 7/1/16 @ 100, 5.000%, 7/1/26	598,356
400,000	Maryland Health & Higher Educational Facilities Authority, Suburban Hospital Refunding Revenue, Series A, 5.500%, 7/1/13	429,592
310,000	Maryland Health & Higher Educational Facilities Authority, University of Maryland Medical System Refunding Revenue, Series F, Callable 7/1/18 @ 100, 5.250%, 7/1/21	341,673
400,000	Maryland Health & Higher Educational Facilities Authority, University of Maryland Medical System Revenue, 5.000%, 7/1/19	447,612
320,000	Maryland Health & Higher Educational Facilities Authority, Washington County Hospital Revenue, 5.000%, 1/1/17	339,520
240,000	Maryland Health & Higher Educational Facilities Authority, Western Maryland Health System Refunding Revenue, Series A (NATL-RE FHA), 4.000%, 1/1/12	241,896
265,000	Maryland State Department of Transportation County Transportation, Transit Improvements Revenue, Second Issue, 5.000%, 6/1/18	320,581
400,000	Maryland State Department of Transportation, County Transportation Transit Improvements Revenue, 5.250%, 12/15/17	489,816
500,000	Maryland State Department of Transportation, County Transportation Transit Improvements Revenue, Second Issue, Callable 9/1/18 @ 100, 5.000%, 9/1/23	574,270
1,005,000	Maryland State Transportation Authority Grant & Revenue Anticipate, MD Transit Improvements Revenue, 5.000%, 3/1/16	1,174,895
1,000,000	Maryland State Transportation Authority, Transportation Facility Projects Revenue, Series A, 4.000%, 7/1/18	1,141,670
610,000	Maryland State Transportation Authority, Transportation Facility Projects Revenue, Series A, 5.000%, 7/1/19	738,362
500,000	Maryland State, State & Local Facilities Loan Public Improvements G.O., First Series, 5.000%, 3/1/16	587,600
330,000	Maryland State, State & Local Facilities Loan Public Improvements G.O., First Series, 5.000%, 3/15/16	388,235
590,000	Maryland State, State & Local Facilities Loan Public Improvements G.O., Second Series, Callable 7/15/18 @ 100, 5.000%, 7/15/23	680,913
250,000	Maryland Water Quality Financing Administration, Revolving Loan Fund Sewer Improvements Revenue, 5.000%, 3/1/18	298,240
250,000	Montgomery County Housing Opportunities Commission, Housing Refunding Revenue, Series A, Callable 1/1/16 @ 100 (FHA/VA Mortgages), 3.800%, 7/1/16	266,463

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Maryland — (continued)
$ 250,000	Montgomery County Housing Opportunities Commission, Local Housing Revenue, Series A, 3.700%, 7/1/14	$ 264,425
500,000	Montgomery County, MD, Construction & Public Improvements G.O., Series A, Callable 6/1/15 @ 100, 5.000%, 6/1/24	555,315
480,000	Montgomery County, MD, Construction & Public Improvements Refunding G.O., Series A, 5.000%, 5/1/15	553,891
700,000	Montgomery County, MD, Construction & Public Improvements Refunding G.O., Series A, 5.000%, 7/1/15	812,133
510,000	Montgomery County, MD, Construction & Public Improvements Refunding G.O., Series A, 5.000%, 7/1/17	615,045
270,000	Montgomery County, MD, Construction & Public Improvements Refunding G.O., Series A, Callable 7/1/15 @ 100, 5.000%, 7/1/18	307,854
500,000	Montgomery County, MD, Department Liquor Control Revenue, Series A, Callable 4/1/21 @ 100, OID, 4.500%, 4/1/26	537,610
1,000,000	Montgomery County, MD, Public Transportation Equipment Certificate of Participation, 4.000%, 5/1/17	1,110,790
250,000	Prince Georges County, MD, Construction & Public Improvements G.O., 5.000%, 10/1/14	283,207
500,000	Talbot County, MD, Public Improvements G.O., 5.000%, 12/15/16	598,325
500,000	University System of Maryland, Auxiliary Facility & Tuition Revenue, Unrefunded Balance, Series A, Callable 4/1/12 @ 100, 5.250%, 4/1/17	511,575
400,000	Westminster, MD, McDaniel College, Inc. Revenue, Callable 11/1/16 @ 100, 5.000%, 11/1/22	421,240

	Total Municipal Bonds (Cost $31,535,879)	33,656,174

Shares
INVESTMENT COMPANY (0.4%)
115,828	Federated Maryland Municipal Cash Trust	115,828

	Total Investment Company (Cost $115,828)	115,828

Total Investments — 98.2% (Cost $31,651,707)		33,772,002
Net Other Assets (Liabilities) — 1.8%		634,332

NET ASSETS — 100.0%		$34,406,334

AGC — Assured Guaranty Corp.

AGM — Assured Guaranty Municipal Corp.

AMBAC — American Municipal Bond Insurance Corp.

FHA — Federal Housing Authority

G.O. — General Obligation

NATL — National

OID — Original Issue Discount

RE — Reinsurance

VA — Veterans Administration

See accompanying notes to the financial statements.

Sterling Capital North Carolina Intermediate Tax-Free Fund
Schedule of Portfolio Investments
September 30, 2011

Principal Amount		Fair Value
MUNICIPAL BONDS (100.4%)
	North Carolina (100.4%)
$1,000,000	Alamance County, NC, School Improvements G.O., Callable 2/1/16 @ 100, 5.000%, 2/1/19	$1,134,670
1,760,000	Albemarle, NC, Hospital Authority Refunding Revenue, OID, 4.500%, 10/1/11	1,759,982
1,045,000	Albemarle, NC, Hospital Authority Refunding Revenue, OID, 4.500%, 10/1/12	1,042,565
2,335,000	Appalachian State University Revenue, Callable 10/1/21 @ 100, 5.000%, 10/1/24	2,712,966
2,655,000	Appalachian State University Revenue, Callable 10/1/21 @ 100, 4.750%, 10/1/27	2,907,225
1,065,000	Broad River Water Authority, NC, Water System Refunding Revenue, Callable 6/1/15 @ 100 (XLCA), 5.000%, 6/1/18	1,139,976
725,000	Broad River Water Authority, NC, Water System Refunding Revenue, Callable 6/1/15 @ 100 (XLCA), 5.000%, 6/1/19	768,007
1,000,000	Buncombe County, NC, Certificate of Participation, Callable 4/1/16 @ 100 (NATL-RE), 5.000%, 4/1/19	1,115,230
1,935,000	Buncombe County, NC, Public Improvements Revenue, Series A, 4.000%, 6/1/17	2,128,326
2,975,000	Cabarrus County, NC, Installment Financing Contract Certificate of Participation, 4.000%, 1/1/15	3,261,909
1,960,000	Cabarrus County, NC, Installment Financing Contract Certificate of Participation, 5.000%, 1/1/17	2,286,869
1,305,000	Cabarrus County, NC, Installment Financing Contract Certificate of Participation, Callable 1/1/19 @ 100, 5.000%, 1/1/20	1,511,699
1,730,000	Cabarrus County, NC, Installment Financing Contract Certificate of Participation, Callable 1/1/19 @ 100, 5.000%, 1/1/23	1,940,766
1,000,000	Cabarrus County, NC, Installment Financing Contract Certificate of Participation, Series C, Callable 6/1/18 @ 100, OID, 5.000%, 6/1/23	1,111,160
1,135,000	Cape Fear Public Utility Authority, NC, Water & Sewer System Revenue, Callable 8/1/18 @ 100, 5.000%, 8/1/26	1,255,094
930,000	Cape Fear Public Utility Authority, NC, Water & Sewer System Revenue, Callable 8/1/18 @ 100, 5.000%, 8/1/31	999,480
1,475,000	Cape Fear Public Utility Authority, NC, Water & Sewer System Revenue, Callable 8/1/21 @ 100, 5.000%, 8/1/26	1,684,096
1,015,000	Catawba County, NC, Public School & Community College Improvements Projects Certificate of Participation, Callable 6/1/14 @ 100 (NATL-RE), 5.250%, 6/1/23	1,064,258
1,000,000	Charlotte, NC, Airport Refunding Revenue, Series B, 5.000%, 7/1/15	1,131,340
1,000,000	Charlotte, NC, Airport Revenue, Series A, Callable 7/1/20 @ 100, 5.000%, 7/1/27	1,082,390
1,280,000	Charlotte, NC, Storm Water Fee Public Improvements Revenue, Callable 6/1/16 @ 100, 5.000%, 6/1/20	1,445,466
1,000,000	Charlotte, NC, Storm Water Fee Public Improvements Revenue, Callable 6/1/16 @ 100, 5.000%, 6/1/23	1,106,760

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	North Carolina — (continued)
$1,415,000	Charlotte-Mecklenburg Hospital Authority, NC, Carolinas Health Care System Refunding Revenue, Series A, 5.000%, 1/15/17	$1,632,485
2,000,000	Concord, NC, Refunding Revenue, Series B, Callable 12/1/19 @ 100, 5.000%, 12/1/22	2,292,040
1,180,000	Cumberland County, NC, County Improvements Projects Certificate of Participation, Series A, Callable 12/1/19 @ 100, OID, 4.875%, 12/1/25	1,291,911
2,710,000	Cumberland County, NC, Refunding G.O. (NATL-RE), 5.000%, 5/1/13	2,908,237
2,205,000	Cumberland County, NC, Refunding G.O. (NATL-RE), 5.000%, 5/1/14	2,458,421
990,000	Durham County, NC, Industrial Facilities & Pollution Control Financing Authority, Research Triangle Institute Revenue, 5.000%, 2/1/20	1,164,408
2,000,000	Durham County, NC, Public Improvements Certificate of Participation, Series A, Callable 6/1/19 @ 100, 5.000%, 6/1/24	2,235,100
365,000	Elizabeth City State University Revenue, Series A (AGM), 4.000%, 4/1/13	376,731
380,000	Elizabeth City State University Revenue, Series A (AGM), 4.000%, 4/1/14	397,514
470,000	Elizabeth City State University Revenue, Series A (AGM), 4.000%, 4/1/15	497,312
565,000	Elizabeth City State University Revenue, Series A (AGM), 4.000%, 4/1/16	599,471
2,070,000	Fayetteville, NC, Public Works Commission Refunding Revenue, Series A, 5.000%, 3/1/16	2,416,021
305,000	Haywood County, NC, School Improvements G.O., Callable 5/1/16 @ 100 (XLCA), 5.000%, 5/1/17	350,049
1,000,000	Henderson County, NC, Certificates of Participation, Series A (AMBAC), 5.000%, 6/1/16	1,150,810
1,030,000	Henderson County, NC, Limited Obligation Revenue, Series B, 4.000%, 12/1/16	1,155,475
450,000	Iredell County, NC, School Projects Certificate of Participation (AGM), 5.250%, 6/1/17	528,111
1,000,000	Lee County, NC, Public Facilities Projects Certificate of Participation, Callable 4/1/17 @ 100 (AGM), 5.000%, 4/1/19	1,133,720
1,750,000	Lincoln County, NC, Refunding G.O., Series A, 5.000%, 6/1/18	2,117,045
2,535,000	Lincoln County, NC, Refunding G.O., Series A, 4.000%, 6/1/19	2,905,414
800,000	Lincolnton, NC, Combined Enterprise System Refunding Revenue, Callable 5/1/15 @ 100 (XLCA), 5.000%, 5/1/17	846,560
310,000	Lincolnton, NC, Combined Enterprise System Refunding Revenue, Callable 5/1/15 @ 100 (XLCA), OID, 4.125%, 5/1/20	310,800
2,000,000	Mecklenburg County, NC, Refunding G.O., 5.000%, 2/1/21	2,478,240
1,280,000	Monroe, NC, Combined Enterprise System Refunding Revenue (AGM), 4.000%, 3/1/19	1,417,587
1,000,000	Mooresville, NC, Telecommunications Improvements Certificate of Participation, 5.000%, 9/1/15	1,136,120

Continued

Sterling Capital North Carolina Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2011

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	North Carolina — (continued)
$1,460,000	Mooresville, NC, Telecommunications Improvements Certificate of Participation, 5.000%, 9/1/16	$1,684,198
1,855,000	New Hanover County, NC, New Hanover County Projects Refunding Revenue, 5.000%, 12/1/19	2,224,646
1,015,000	New Hanover County, NC, New Hanover County Projects Refunding Revenue, 5.000%, 12/1/20	1,218,984
1,000,000	New Hanover County, NC, New Hanover Regional Medical Center Project Revenue, Callable 10/1/11 @ 100 (NATL-RE), 5.250%, 10/1/12	1,000,140
3,000,000	New Hanover County, NC, New Hanover Regional Medical Center Project Revenue, Callable 10/1/11 @ 100 (NATL-RE), OID, 5.000%, 10/1/19	3,000,390
2,500,000	New Hanover County, NC, New Hanover Regional Medical Refunding Revenue, 4.000%, 10/1/19	2,647,825
1,270,000	New Hanover County, NC, New Hanover Regional Medical Refunding Revenue, Callable 10/1/21 @ 100, 5.000%, 10/1/23	1,378,763
1,000,000	New Hanover County, NC, Regional Medical Center Revenue, Series A, Callable 10/1/19 @ 100 (AGM), 5.000%, 10/1/21	1,119,680
1,050,000	New Hanover County, NC, Regional Medical Center Revenue, Series A, Callable 10/1/19 @ 100 (AGM), 5.000%, 10/1/22	1,162,193
1,905,000	North Carolina Eastern Municipal Power Agency, Power System Refunding Revenue, Series A, 5.000%, 1/1/14	2,073,402
2,065,000	North Carolina Eastern Municipal Power Agency, Power System Refunding Revenue, Series A, Callable 1/1/16 @ 100 (AMBAC), 5.250%, 1/1/20	2,317,508
2,000,000	North Carolina Eastern Municipal Power Agency, Power System Refunding Revenue, Series B, OID, 4.000%, 1/1/18	2,189,580
2,400,000	North Carolina Eastern Municipal Power Agency, Power System Revenue, Series A, OID, 6.400%, 1/1/21	2,996,640
2,115,000	North Carolina Infrastructure Finance Corp., Correctional Facilities Projects Revenue, Callable 10/1/13 @ 100, 5.000%, 10/1/19	2,257,910
5,000,000	North Carolina Infrastructure Finance Corp., Correctional Facilities Projects Revenue, Callable 10/1/13 @ 100, 5.000%, 10/1/20	5,352,200
2,015,000	North Carolina Medical Care Commission, Blue Ridge Healthcare Refunding Revenue, Series A, 4.000%, 1/1/16	2,136,162
2,065,000	North Carolina Medical Care Commission, Caromont Health Revenue (Assured Guaranty), OID, 3.500%, 2/15/19	2,147,393
990,000	North Carolina Medical Care Commission, First Mortgage Deerfield Revenue, Series A, Callable 11/1/18 @ 100, OID, 6.000%, 11/1/33	1,013,423
1,515,000	North Carolina Medical Care Commission, Firsthealth Carolina Refunding Revenue, Series C, OID, 4.000%, 10/1/18	1,667,833

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	North Carolina — (continued)
$ 915,000	North Carolina Medical Care Commission, Health Care Facilities Refunding Revenue, Appalachian Regional Healthcare System, Series A, 5.000%, 7/1/19	$ 978,565
1,180,000	North Carolina Medical Care Commission, Health Care Facilities Refunding Revenue, Appalachian Regional Healthcare System, Series A, 5.375%, 7/1/20	1,292,360
2,005,000	North Carolina Medical Care Commission, Health Care Housing ARC Projects Revenue, Series A (HUD Section 8), 4.650%, 10/1/14	2,054,544
1,435,000	North Carolina Medical Care Commission, Health Care Housing ARC Projects Revenue, Series A, Callable 10/1/14 @ 101 (HUD Section 8), 5.500%, 10/1/24	1,457,099
1,000,000	North Carolina Medical Care Commission, Mission Health Combine Group Refunding Revenue, Callable 10/1/17 @ 100 (AGM-CR), 5.000%, 10/1/25	1,060,290
3,000,000	North Carolina Medical Care Commission, North Carolina Baptist Hospital Refunding Revenue, 5.000%, 6/1/20	3,459,870
1,580,000	North Carolina Medical Care Commission, Novant Health Obligation Group Refunding Revenue, Group A, 5.000%, 11/1/13	1,679,461
1,910,000	North Carolina Medical Care Commission, Novant Health Obligation Group Refunding Revenue, Group A, Callable 11/1/13 @ 100, 5.000%, 11/1/14	2,014,248
1,000,000	North Carolina Medical Care Commission, Novant Health Refunding Revenue, Callable 11/1/13 @ 100 (AGM-CR), 5.000%, 11/1/15	1,065,430
2,000,000	North Carolina Medical Care Commission, Rex Healthcare Refunding Revenue, Series A, 5.000%, 7/1/17	2,238,980
1,000,000	North Carolina Medical Care Commission, Stanly Memorial Hospital Project Revenue, Callable 10/31/11 @ 100, OID, 6.250%, 10/1/19	1,001,540
3,485,000	North Carolina Medical Care Commission, Universal Health System Refunding Revenue, Series E2, 6.000%, 12/1/36(a)	3,926,968
1,045,000	North Carolina Medical Care Commission, Wakemed Revenue, Series A, Callable 10/1/14 @ 100 (Assured Guaranty), 4.000%, 10/1/17	1,101,639
2,000,000	North Carolina Medical Care Commission, Wakemed Revenue, Series A, Callable 10/1/14 @ 100 (Assured Guaranty), 5.625%, 10/1/29	2,084,780
1,115,000	North Carolina Medical Care Commission, Wilson Medical Center Refunding Revenue, 5.000%, 11/1/17	1,228,596
1,000,000	North Carolina Municipal Power Agency No. 1, Catawba Electric Power Refunding Revenue, Series A, 5.250%, 1/1/17	1,172,700
925,000	North Carolina Municipal Power Agency No. 1, Catawba Electric Power Refunding Revenue, Series A, Callable 1/1/18 @ 100, 5.250%, 1/1/20	1,060,411

Continued

Sterling Capital North Carolina Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2011

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	North Carolina — (continued)
$1,470,000	North Carolina Municipal Power Agency No. 1, Catawba Electric Revenue, Series A, Callable 1/1/13 @ 100 (AGM), 5.250%, 1/1/16	$1,546,425
2,135,000	North Carolina Municipal Power Agency No. 1, Catawba Electric Revenue, Series A, Callable 1/1/13 @ 100 (NATL-RE), 5.250%, 1/1/19	2,235,857
1,000,000	North Carolina State, Clean Water G.O., Series A, Callable 3/1/16 @ 100, 5.000%, 3/1/17	1,162,090
2,000,000	North Carolina State, Public Improvements G.O., Series A, Callable 3/1/17 @ 100, 5.000%, 3/1/20	2,307,800
2,925,000	North Carolina State, Refunding G.O., Series A, 5.000%, 9/1/16	3,483,090
2,380,000	North Carolina State, Refunding G.O., Series B, 5.000%, 4/1/17	2,855,714
1,000,000	North Carolina State, Repair & Renovation Project, Certificates of Participation, Series B, Callable 6/1/14 @ 100, 5.000%, 6/1/21	1,059,430
1,080,000	North Carolina State, Vehicle Grant Revenue, Highway Improvements (NATL-RE), 5.000%, 3/1/16	1,255,468
1,720,000	North Carolina State, Vehicle Grant Revenue, Highway Improvements (NATL-RE), 5.000%, 3/1/17	2,025,042
1,085,000	North Carolina State, Vehicle Grant Revenue, Highway Improvements, Callable 3/1/17 @ 100 (NATL-RE), 5.000%, 3/1/18	1,260,390
115,000	Onslow Water & Sewer Authority, Combined Enterprise Systems Revenue, Series A (NATL-RE), 5.000%, 6/1/18	134,760
1,520,000	Onslow Water & Sewer Authority, Combined Enterprise Systems Revenue, Series B, Callable 6/1/14 @ 100 (XLCA), 5.000%, 6/1/21	1,644,108
1,365,000	Orange County, NC, Public Facilities Co. Revenue, Callable 10/1/21 @ 100, 5.000%, 10/1/23	1,567,225
1,105,000	Orange County, NC, Public Improvements Project Certificates of Participation, Series A, Callable 4/1/16 @ 100 (AMBAC), 5.000%, 4/1/19	1,227,323
1,105,000	Pasquotank County, NC, Refunding Certificate of Participation (NATL-RE), 5.250%, 6/1/18	1,277,347
1,000,000	Pasquotank County, NC, Refunding Certificate of Participation (NATL-RE), 5.250%, 6/1/19	1,155,310
2,440,000	Pitt County, NC, Pitt County Memorial Hospital Project Refunding Revenue, Callable 10/31/11 @ 100, OID, 5.500%, 12/1/15	2,648,156
2,700,000	Raleigh Durham Airport Authority Refunding Revenue, Series B, 3.000%, 11/1/16	2,883,222
2,150,000	Raleigh Durham Airport Authority Refunding Revenue, Series B1, Callable 5/1/20 @ 100, 5.000%, 11/1/28	2,363,882
4,445,000	Raleigh, NC, Combined Enterprise Systems Revenue, Callable 3/1/14 @ 100, 5.000%, 3/1/31	4,704,010
1,400,000	Rockingham County, NC, Certificate of Participation (Assured Guaranty), 5.000%, 4/1/17	1,629,726
1,510,000	Rockingham County, NC, Refunding Revenue, 5.000%, 4/1/18	1,729,222

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	North Carolina — (continued)
$1,085,000	Surry County, NC, Northern Hospital District Revenue, Callable 4/1/18 @ 100, OID, 5.500%, 10/1/21	$ 1,127,423
160,000	Surry County, NC, Northern Hospital District Revenue, OID, 4.000%, 10/1/11	160,003
2,000,000	Union County, NC, Refunding G.O., Series A, 5.000%, 3/1/22	2,472,040
4,610,000	Union County, NC, School Improvements G.O., Series D, Callable 3/1/17 @ 100 (NATL-RE), 5.000%, 3/1/19	5,355,714
2,285,000	University of North Carolina at Greensboro, Refunding Revenue, Callable 4/1/21 @ 100, 5.000%, 4/1/23	2,626,402
2,000,000	University of North Carolina at Greensboro, Refunding Revenue, Callable 4/1/21 @ 100, 5.000%, 4/1/36	2,125,920
1,160,000	University of North Carolina System Pool Refunding Revenue, Appalachian State University, Series B1, 4.000%, 10/1/15	1,298,875
3,260,000	University of North Carolina System Pool Refunding Revenue, Appalachian State University, Series B1, Callable 4/1/20 @ 100, 5.250%, 10/1/22	3,882,334
3,095,000	University of North Carolina System Pool Refunding Revenue, Asheville/Wilmington, Series C, Callable 4/1/20 @ 100 (Assured Guaranty), 5.000%, 10/1/20	3,707,965
1,485,000	University of North Carolina System Pool Refunding Revenue, Asheville/Wilmington, Series C, Callable 4/1/20 @ 100 (Assured Guaranty), 5.250%, 10/1/24	1,729,877
1,975,000	University of North Carolina System Pool Refunding Revenue, The University of North Carolina at Greensboro, Series B2, 5.000%, 4/1/17	2,329,078
1,565,000	University of North Carolina System Pool Revenue, General Trust Indenture, Series C, 4.250%, 10/1/14	1,693,158
1,005,000	University of North Carolina System Pool Revenue, Series A, Callable 10/1/16 @ 100 (NATL-RE), 5.000%, 10/1/17	1,157,680
890,000	University of North Carolina System Pool Revenue, Series A, Callable 4/1/13 @ 100 (AMBAC), 5.250%, 4/1/21	934,981
500,000	University of North Carolina System Pool Revenue, Series B (AMBAC), 4.000%, 4/1/14	525,105
1,000,000	Wilkes County, NC, Certificates of Participation (NATL-RE), OID, 4.000%, 6/1/13	1,050,680
1,000,000	Wilson, NC, Public Improvements Project Certificates of Participation, Series A (Assured Guaranty), 5.000%, 5/1/16	1,149,420
1,000,000	Winston-Salem, NC, Water & Sewer System Refunding Revenue, Series A, Callable 6/1/17 @ 100, 5.000%, 6/1/19	1,174,660

	Total Municipal Bonds (Cost $201,392,267)	213,513,079

Continued

Sterling Capital North Carolina Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2011

Shares		Fair Value
INVESTMENT COMPANY (0.3%)
697,165	Federated North Carolina Municipal Money Market Portfolio, Institutional Class	$ 697,165

	Total Investment Company (Cost $697,165)	697,165

Total Investments — 100.7% (Cost $202,089,432)		214,210,244
Net Other Assets (Liabilities) — (0.7)%		(1,430,472)

NET ASSETS — 100.0%.		$212,779,772

(a)	The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2011. The maturity date reflected is the final maturity date.

AGM — Assured Guaranty Municipal Corp.

AMBAC — American Municipal Bond Insurance Corp.

CR — Custodial Receipts

G.O. — General Obligation

HUD — Housing & Urban Development

NATL — National

OID — Original Issue Discount

RE — Reinsurance

XLCA — XL Capital Assurance

See accompanying notes to the financial statements.

Sterling Capital South Carolina Intermediate Tax-Free Fund
Schedule of Portfolio Investments
September 30, 2011

Principal Amount		Fair Value
MUNICIPAL BONDS (97.9%)
	South Carolina (97.9%)
$ 335,000	Anderson County, School District No. 1, SC, School Improvements G.O. (SCSDE), 4.000%, 3/1/19	$ 380,758
1,000,000	Anderson Regional Joint Water System Refunding Revenue, Series A, Callable 7/15/21 @ 100, 5.000%, 7/15/25	1,129,590
1,000,000	Beaufort County School District, Refunding G.O., SC, Series A, Callable 3/1/17 @ 100 (AGM, SCSDE), 5.000%, 3/1/27	1,084,220
400,000	Beaufort County School District, Refunding G.O., SC, Series D, Callable 3/1/19 @ 100 (SCSDE), 5.000%, 3/1/23	460,572
615,000	Beaufort County, SC, New River Redevelopment Project Area Tax Increment Revenue, Callable 12/1/12 @ 100 (NATL-RE), 5.500%, 6/1/16	648,591
505,000	Bennettsville, SC, Combined Utility Systems, Refunding & Improvements Revenue, Callable 2/1/14 @ 100 (AMBAC), OID, 3.625%, 2/1/16	513,529
250,000	Camden, SC, Public Utilities Improvements Refunding Revenue (NATL-RE FGIC), OID, 3.500%, 3/1/12	253,113
290,000	Camden, SC, Public Utilities Improvements Refunding Revenue, Callable 3/1/14 @ 100 (NATL-RE FGIC), 5.000%, 3/1/15	315,392
125,000	Cayce, SC, Waterworks & Sewer Systems Refunding & Improvements Revenue, Series A (XLCA), 4.500%, 7/1/15	138,560
760,000	Cayce, SC, Waterworks & Sewer Systems Refunding & Improvements Revenue, Series A (XLCA), 5.250%, 7/1/16	877,587
310,000	Cayce, SC, Waterworks & Sewer Systems Refunding & Improvements Revenue, Series A (XLCA), 5.250%, 7/1/17	361,184
595,000	Cayce, SC, Waterworks & Sewer Systems Refunding & Improvements Revenue, Series A (XLCA), 5.250%, 7/1/20	696,858
310,000	Charleston County, SC, Hospital Facilities Care Alliance Health Revenue, Series B1 (AGM), 5.000%, 8/15/16	351,642
660,000	Chesterfield County School District, SC, Refunding Certificate Participation, Chesterfield School Facilities Inc., Callable 2/1/13 @ 100 (XLCA), OID, 3.500%, 2/1/14	670,441
185,000	Coastal Carolina University, SC, Refunding Revenue (XLCA), 4.000%, 6/1/17.	202,963
485,000	College of Charleston, SC, Academic & Administrative Facilities Revenue, Series D (XLCA), 4.500%, 4/1/17	543,850
120,000	Colleton County, SC, School Improvements G.O., Callable 10/31/11 @ 100 (AGM, State Aid Withholding), OID, 4.200%, 3/1/12	120,358
350,000	Dorchester County, SC, Transition Projects G.O., Series A (XLCA), 5.000%, 5/1/14	385,123
345,000	Dorchester County, SC, Transition Projects G.O., Series A (XLCA), 5.000%, 5/1/15	390,061
225,000	Dorchester County, SC, Waterworks Revenue (NATL-RE), 5.000%, 10/1/15	255,033

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	South Carolina — (continued)
$670,000	Easley, SC, Combined Utility System Refunding Revenue, Callable 12/1/19 @ 100 (Assured Guaranty), 5.000%, 12/1/24	$ 764,912
200,000	Educational Facilities Authority, SC, Wofford College Revenue, Series A, 4.000%, 4/1/15	216,500
125,000	Educational Facilities Authority, SC, Wofford College Revenue, Series A, 4.250%, 4/1/17	138,473
440,000	Fort Mill School Facilities Corp., SC, Installment Purchase Revenue, 5.000%, 12/1/12	459,716
335,000	Fort Mill School Facilities Corp., SC, Installment Purchase Revenue, Callable 12/1/16 @ 100, 5.250%, 12/1/18	373,036
260,000	Georgetown County School District, SC, Refunding G.O., Series B, Callable 3/1/12 @ 102 (AGM, SCSDE), 5.000%, 3/1/16	269,916
1,030,000	Georgetown County, SC, Refunding G.O., 4.000%, 3/1/23	1,141,456
200,000	Grand Strand Water & Sewer Authority, SC, Water Works & Sewer System Refunding Revenue, Callable 6/1/12 @ 100 (AGM), 5.375%, 6/1/14	206,428
900,000	Greenville County, SC, School District Installment Purchase Refunding Revenue, Callable 12/1/16 @ 100, 5.000%, 12/1/22	990,864
500,000	Greenville, SC, Hospital System Board Facilities Refunding Revenue, Series A, Callable 5/1/18 @100, 5.250%, 5/1/22	552,915
260,000	Greenville, SC, Hospital System Board Facilities Revenue, Callable 10/31/11 @ 101 (AMBAC), 5.500%, 5/1/26	260,018
100,000	Greenville, SC, Sewer System Revenue, Callable 4/1/12 @ 100 (NATL-RE), OID, 4.600%, 4/1/15	101,655
380,000	Greenville, SC, Waterworks Revenue, Prerefunded 2/1/13 @ 100, 5.250%, 2/1/19	404,746
395,000	Greenwood County, SC, Self Regional Healthcare Revenue, Callable 10/1/19 @ 100, OID, 4.875%, 10/1/22	419,723
530,000	Greenwood County, SC, Self Regional Healthcare Revenue, Callable 10/1/19 @ 100, OID, 5.000%, 10/1/23	560,968
1,175,000	Greenwood, SC, Combined Public Utility Revenue, Series A, 4.000%, 12/1/18	1,304,744
250,000	Horry County School District, SC, School Improvements G.O., Series A, Prerefunded 3/1/12 @ 100 (SCSDE), 5.375%, 3/1/15	255,425
325,000	Horry County School District, SC, School Improvements G.O., Series B, Callable 3/1/17 @ 100 (NATL-RE, SCSDE), 5.000%, 3/1/21	369,021
500,000	Kershaw County, SC, Public Schools Foundation Installment Power, Refunding Revenue, Kershaw County School District Project (AGC), 5.000%, 12/1/16	555,170
645,000	Lancaster Educational Assistance Program, Inc., Lancaster County School District Project Revenue, Callable 12/1/14 @ 100, 5.250%, 12/1/17	702,405
315,000	Laurens County School District No. 55, SC, School Improvements Revenue, Callable 12/1/15 @ 100, 5.250%, 12/1/24	328,980

Continued

Sterling Capital South Carolina Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2011

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	South Carolina — (continued)
$ 825,000	Lexington County, SC, Health Services District, Inc., Refunding Revenue, 5.000%, 11/1/15	$ 920,015
480,000	Lexington County, SC, Health Services District, Inc., Refunding Revenue, 5.000%, 11/1/16	543,341
725,000	Lexington County, SC, Health Services District, Inc., Refunding Revenue, Callable 11/1/21 @ 100, 5.000%, 11/1/22	801,147
1,010,000	Lexington County, SC, School District No. 1, Refunding G.O., Callable 3/1/17 @ 100 (SCSDE), 5.125%, 3/1/21	1,153,198
500,000	Lexington County, SC, School District No. 3, Refunding G.O., Callable 3/1/12 @ 102 (AGM, SCSDE), 5.000%, 3/1/16	518,965
1,000,000	Lexington One School Facilities Corp., Lexington County School District No. 1 Revenue, 5.000%, 12/1/16	1,143,550
890,000	Lexington, SC, Waterworks & Sewer System Refunding Revenue, Callable 4/1/21 @ 100, 5.000%, 4/1/22	1,034,474
400,000	Mount Pleasant, SC, Public Improvements G.O., 4.000%, 12/1/12	417,592
115,000	Myrtle Beach, SC, Public Improvements G.O., Series A (Assured Guaranty), 5.000%, 3/1/18	138,599
365,000	Myrtle Beach, SC, Recreational Facilities Improvements, Special Tax Revenue, 4.000%, 3/1/19	406,176
735,000	Myrtle Beach, SC, Refunding G.O., Series B, Callable 3/1/21 @ 100 (State Aid Withholding), 4.000%, 3/1/23	802,414
840,000	Myrtle Beach, SC, Refunding G.O., Series B, Callable 3/1/21 @ 100 (State Aid Withholding), 4.000%, 3/1/24	902,756
310,000	Newberry Investing in Children’s Education, SC, Newberry County School District Project Revenue, 5.000%, 12/1/12	321,817
790,000	Newberry Investing in Children’s Education, SC, Newberry County School District Project Revenue, 5.250%, 12/1/14	864,797
750,000	Oconee County, SC, Duke Power Co. Project Refunding Revenue, 3.600%, 2/1/17	803,753
565,000	Orangeburg County, SC, School District No. 5, Refunding G.O. (SCSDE), 5.000%, 3/1/21	678,938
420,000	Piedmont Municipal Power Agency, SC, Power System Refunding Revenue (NATL-RE), OID, 5.375%, 1/1/25	501,056
830,000	Piedmont Municipal Power Agency, SC, Power System Refunding Revenue, Series A3, 5.000%, 1/1/16	941,892
435,000	Piedmont Municipal Power Agency, SC, Power System Refunding Revenue, Series A3 (Assured Guaranty), 5.000%, 1/1/18	501,929
400,000	Renewable Water Resources Sewage System, SC, Refunding Revenue, Series A, Callable 1/1/20 @ 100, 5.000%, 1/1/21	466,028
1,000,000	Richland County School District No. 1, SC, School Improvements G.O., Callable 3/1/13 @ 101 (AGM, SCSDE), OID, 4.750%, 3/1/24	1,057,590

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	South Carolina — (continued)
$125,000	Richland County School District No. 1, SC, School Improvements G.O., Callable 3/1/13 @ 101 (AGM, SCSDE), OID, 4.750%, 3/1/27	$ 130,867
365,000	Rock Hill, SC, Public Improvements G.O., Callable 4/1/21 @ 100 (State Aid Withholding), 5.000%, 4/1/26	414,625
390,000	Rock Hill, SC, Public Improvements G.O., Callable 4/1/21 @ 100 (State Aid Withholding), 5.000%, 4/1/27	439,635
205,000	Scago Educational Facilities Corp. for Colleton School District, SC, School Improvements Revenue (Assured Guaranty), 5.000%, 12/1/15	230,863
635,000	Scago Educational Facilities Corp. for Pickens School District, SC, Pickens County Project Revenue (AGM), 5.000%, 12/1/14	707,898
520,000	Scago Educational Facilities Corp. for Pickens School District, SC, Pickens County Project Revenue, Callable 12/1/16 @ 100 (AGM), 5.000%, 12/1/18	586,180
750,000	Scago Educational Facilities Corp. for Pickens School District, SC, Pickens County Project Revenue, Callable 12/1/16 @ 100 (AGM), 5.000%, 12/1/19	833,445
545,000	Scago Educational Facilities Corp. for Spartanburg School District No. 5, SC, Spartanburg County Project Revenue, Callable 10/1/15 @ 100 (AGM), 5.000%, 4/1/21	584,442
500,000	Scago Public Facilities Corp. for Georgetown County Project, Refunding Revenue, Series A, 5.000%, 12/1/18	567,890
500,000	Scago Public Facilities Corp. for Georgetown County Project, Refunding Revenue, Series A, 5.000%, 12/1/19	565,225
250,000	South Carolina Educational Facilities Authority for Private Nonprofit Institutions of Higher Learning, SC, Furman University Revenue, 5.000%, 10/1/18	295,377
180,000	South Carolina Educational Facilities Authority for Private Nonprofit Institutions, Wofford College Project Revenue, 4.000%, 4/1/15	194,040
240,000	South Carolina Educational Facilities Authority for Private Nonprofit Institutions, Wofford College Project Revenue, 4.000%, 4/1/16	260,388
325,000	South Carolina Jobs-Economic Development Authority, Coastal Housing Foundation Revenue, Series A, OID, 5.500%, 4/1/20	343,798
775,000	South Carolina Jobs-Economic Development Authority, Kershaw County Medical Center Project Revenue, OID, 5.000%, 9/15/18	809,162
500,000	South Carolina Jobs-Economic Development Authority, Palmetto Health Refunding Revenue, Series A (AGM), 5.000%, 8/1/19	553,410
250,000	South Carolina Jobs-Economic Development Authority, Refunding & Improvement AnMed Health Revenue, 5.000%, 2/1/16	280,995

Continued

Sterling Capital South Carolina Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2011

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	South Carolina — (continued)
$550,000	South Carolina Jobs-Economic Development Authority, Refunding & Improvement AnMed Health Revenue, Series B (Assured Guaranty), 5.000%, 2/1/19	$624,646
300,000	South Carolina Jobs-Economic Development Authority, Refunding & Improvement- Palmetto Health Facilities Revenue, Series C, Prerefunded 8/1/13 @ 100, 6.875%, 8/1/27	334,920
150,000	South Carolina State Public Service Authority, Improvements Revenue, Series A, Prerefunded 1/1/12 @ 101 (AGM), 5.250%, 1/1/17	153,365
540,000	South Carolina State Public Service Authority, Refunding Revenue, Series A, Callable 1/1/17 @ 100 (AMBAC), 5.000%, 1/1/23	597,910
65,000	South Carolina State Public Service Authority, Refunding Revenue, Series A, Callable 1/1/17 @ 100 (AMBAC), 5.000%, 1/1/26	70,351
580,000	South Carolina State Public Service Authority, Refunding Revenue, Series A, Callable 1/1/19 @ 100, 5.000%, 1/1/27	637,223
635,000	South Carolina State Public Service Authority, Refunding Revenue, Series A, Callable 1/1/19 @ 100, 5.000%, 1/1/32	678,307
690,000	South Carolina State Public Service Authority, Refunding Revenue, Series B, Callable 1/1/16 @ 100 (NATL-RE), 5.000%, 1/1/22	757,109
450,000	South Carolina Transportation Infrastructure Bank, Highway Improvements Revenue, Series A, Callable 10/1/12 @ 100 (AMBAC), 5.250%, 10/1/21	465,907
750,000	South Carolina Transportation Infrastructure Bank, Highway Improvements Revenue, Series A, Callable 10/1/12 @ 100 (AMBAC), 5.000%, 10/1/25	775,763
305,000	South Carolina Transportation Infrastructure Bank, Junior Lien Revenue, Series B (AMBAC), 5.250%, 10/1/11	305,043
500,000	South Carolina Transportation Infrastructure Bank, Refunding Revenue, Series B (AMBAC), 5.250%, 10/1/15	574,510
475,000	South Carolina Transportation Infrastructure Bank, Transit Improvements Revenue, Series A (XLCA), 5.000%, 10/1/15	541,182
435,000	South Carolina Transportation Infrastructure Bank, Transit Improvements Revenue, Series A, Callable 10/1/16 @ 100 (XLCA), 5.000%, 10/1/22	466,398
400,000	Spartanburg County School District No. 1, SC, School Improvements G.O., Callable 9/1/16 @ 100 (AGM, SCSDE), 5.000%, 3/1/22	441,660
325,000	Spartanburg County, SC, Regional Health Services District, Refunding Revenue, Series A (Assured Guaranty), 4.000%, 4/15/16	350,152
600,000	Spartanburg County, SC, Regional Health Services District, Refunding Revenue, Series A, Callable 4/15/18 @ 100 (Assured Guaranty), 5.250%, 4/15/21	662,532

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	South Carolina — (continued)
$1,000,000	Sumter County, SC, Public Improvements G.O., 5.000%, 3/1/13	$ 1,064,070
250,000	Three Rivers Solid Waste Authority, SC, Solid Waste Disposal Facilities Refunding Revenue, 5.000%, 12/15/13	269,520
830,000	Three Rivers Solid Waste Authority, SC, Solid Waste Disposal Facilities Refunding Revenue, 4.500%, 12/15/16	915,988
500,000	University of South Carolina Refunding Revenue, Series A, Callable 5/1/20 @ 100, 5.000%, 5/1/28	545,120
150,000	University of South Carolina Revenue, Series A, Callable 5/1/13 @ 100 (AMBAC), OID, 4.750%, 5/1/27	152,331
280,000	York County, SC, G.O., Callable 11/1/16 @ 100, OID, 5.100%, 11/1/21	315,487
370,000	York County, SC, School District No. 1, Refunding G.O., Series A, Callable 3/1/19 @ 100 (SCSDE), 5.000%, 3/1/20	440,837

	Total Municipal Bonds (Cost $52,466,023)	55,015,094

Shares
INVESTMENT COMPANY (3.0%)
1,698,948	Federated Tax-Free Obligations Fund, Institutional Class	1,698,948

	Total Investment Company (Cost $1,698,948)	1,698,948

Total Investments — 100.9% (Cost $54,164,971)		56,714,042
Net Other Assets (Liabilities) — (0.9)%		(513,271)

NET ASSETS — 100.0%		$56,200,771

AGC — Assured Guaranty Corp.

AGM — Assured Guaranty Municipal Corp.

AMBAC — American Municipal Bond Insurance Corp.

FGIC — Financial Guaranty Insurance Corp.

G.O. — General Obligation

NATL — National

OID — Original Issue Discount

RE — Reinsurance

SCSDE — South Carolina School District Enhancement

XLCA — XL Capital Assurance

See accompanying notes to the financial statements.

Sterling Capital Virginia Intermediate Tax-Free Fund
Schedule of Portfolio Investments
September 30, 2011

Principal Amount		Fair Value
MUNICIPAL BONDS (97.9%)
	District of Columbia (1.3%)
$1,000,000	Metropolitan Washington Airports Authority Revenue, Series A, Callable 10/1/20 @ 100, 5.000%, 10/1/23	$1,133,140
400,000	Metropolitan Washington Airports Authority, Refunding Revenue, Series B, Callable 10/1/19 @ 100, 5.000%, 10/1/21	458,228

		1,591,368

	Virginia (96.6%)
1,000,000	Alexandria, VA, Public Improvements G.O., Series A, 5.000%, 6/15/16	1,184,320
1,000,000	Alexandria, VA, Refunding G.O. (State Aid Withholding), 5.000%, 6/15/21	1,244,420
1,000,000	Arlington County, VA, Industrial Development Authority, VA Hospital Center Arlington Health System Refunding Revenue, 5.000%, 7/1/18	1,132,820
1,100,000	Chesapeake Bay Bridge & Tunnel District, General Resolution Refunding Revenue (BHAC-CR NATL-RE), 5.500%, 7/1/25	1,308,153
2,100,000	Chesapeake Economic Development Authority, Pollution Control Refunding Revenue, 3.600%, 2/1/32(a)	2,164,533
1,805,000	Chesapeake Hospital Authority, VA, Chesapeake General Hospital Refunding Revenue, Series A, Callable 7/1/14 @ 101, 5.250%, 7/1/17	1,952,035
875,000	Chesapeake, VA, Refunding G.O., Series A (State Aid Withholding), 4.000%, 12/1/21	991,935
925,000	Chesapeake, VA, Refunding G.O., Series A (State Aid Withholding), 3.000%, 12/1/22	941,456
1,100,000	Chesterfield County, VA, Economic Development Authority, Electric & Power Refunding Revenue, Series A, Callable 5/1/19 @ 100, 5.000%, 5/1/23	1,223,783
2,325,000	Chesterfield County, VA, Refunding Public Improvements G.O., 5.000%, 1/1/14	2,562,941
675,000	Danville, VA, Refunding G.O., Series A, Callable 3/1/19 @ 100 (Assured Guaranty, State Aid Withholding), 5.000%, 3/1/21	781,441
600,000	Danville, VA, Refunding G.O., Series A, Callable 3/1/19 @ 100 (Assured Guaranty, State Aid Withholding), 5.000%, 3/1/22	686,442
1,750,000	Dinwiddie County, VA, Industrial Development Authority Refunding Revenue, Series B, Callable 2/15/14 @ 100 (NATL-RE), 5.000%, 2/15/24	1,798,510
1,000,000	Fairfax County, VA, Industrial Development Authority, Inova Health System Project Refunding Revenue (AGM-CR), OID, 5.250%, 8/15/19	1,137,100
1,000,000	Fairfax County, VA, Industrial Development Authority, Inova Health Systems Project Refunding Revenue, Series C, 4.000%, 5/15/14	1,081,760
795,000	Fairfax County, VA, Industrial Development Authority, Inova Health Systems Project Refunding Revenue, Series C, 5.000%, 5/15/18	934,888
915,000	Fairfax County, VA, Redevelopment & Housing Authority Refunding Revenue, 3.500%, 10/1/18	1,002,080

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Virginia — (continued)
$1,500,000	Fredericksburg Economic Development Authority, MediCorp Health System Obligation Refunding Revenue, 5.000%, 6/15/16	$1,659,000
1,175,000	Fredericksburg Economic Development Authority, MediCorp Health System Obligation Refunding Revenue, 5.000%, 6/15/17	1,307,235
1,275,000	Fredericksburg Economic Development Authority, MediCorp Health System Obligation Refunding Revenue, 5.250%, 6/15/19	1,434,809
1,000,000	Hampton, VA, Public Improvements Refunding G.O., Series A, Callable 1/15/19 @100, 5.000%, 1/15/21	1,183,730
775,000	Harrisonburg, VA, Refunding G.O., Series B (State Aid Withholding), 5.000%, 7/15/18	934,511
1,000,000	Loudoun County, VA, Public Improvements G.O., Series B (State Aid Withholding), 5.000%, 12/1/14	1,139,890
1,000,000	Loudoun County, VA, Public Improvements G.O., Series B (State Aid Withholding), 5.000%, 12/1/15	1,174,130
1,020,000	Loudoun County, VA, Public Improvements G.O., Series B (State Aid Withholding), 5.000%, 12/1/16	1,219,981
580,000	Middlesex County, VA, Industrial Development Authority Refunding Revenue, Callable 8/1/14 @ 101 (NATL-RE), 4.000%, 8/1/20	573,887
1,465,000	Montgomery County, VA, Economic Development Authority, Virginia Tech Foundation Refunding Revenue, Series A, Callable 6/1/20 @ 100, 5.000%, 6/1/27	1,643,159
1,315,000	Montgomery County, VA, Industrial Development Authority Revenue, 5.000%, 2/1/18	1,538,234
1,000,000	Montgomery County, VA, Industrial Development Authority, Public Projects Revenue, Callable 2/1/18 @ 100, 5.000%, 2/1/24	1,091,420
1,155,000	Newport News Economic Development Authority, Public Improvements Revenue, Series A, Callable 1/15/16 @ 100, 5.250%, 1/15/25	1,258,326
1,105,000	Newport News, VA, Refunding G.O., Series B (State Aid Withholding), 5.000%, 2/1/15	1,261,004
1,000,000	Newport News, VA, Refunding Public Improvements-Water G.O., Series B, 5.250%, 7/1/21	1,250,910
500,000	Norfolk, VA, Bond Anticipation Notes Refunding G.O., Series A, Callable 7/1/12 @ 100, 3.000%, 1/1/14	509,760
1,000,000	Norfolk, VA, Parking Systems Refunding Revenue, Series B (AMBAC), 5.000%, 2/1/13	1,041,440
1,030,000	Norfolk, VA, Water Utility Improvements Refunding Revenue, Callable 10/31/11 @ 100 (AGM), 5.125%, 11/1/11	1,034,182
200,000	Norfolk, VA, Water Utility Improvements Refunding Revenue, Callable 10/31/11 @ 100 (AGM), 5.125%, 11/1/23	200,686

Continued

Sterling Capital Virginia Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2011

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Virginia — (continued)
$1,000,000	Norfolk, VA, Water Utility Improvements Revenue, Callable 11/1/18 @ 100, 5.000%, 11/1/23	$1,145,470
400,000	Northern Virginia Transportation District Commission, VA, Commuter Rail Refunding Revenue, Virginia Railway Express Project, Callable 10/31/11 @ 100 (AGM), 5.375%, 7/1/14	401,552
900,000	Northwestern Regional Jail Authority Revenue, Callable 7/1/15 @ 100 (NATL-RE), 5.000%, 7/1/33	922,815
1,000,000	Pittsylvania County, VA, Refunding G.O., Series B, 3.000%, 3/1/16	1,069,440
1,000,000	Pittsylvania County, VA, School Improvements G.O., Series B, 5.000%, 2/1/19	1,183,500
1,320,000	Pittsylvania County, VA, School Improvements G.O., Series B, Callable 2/1/19 @ 100, OID, 5.200%, 2/1/20	1,556,610
1,775,000	Pittsylvania County, VA, School Improvements G.O., Series B, Callable 2/1/19 @ 100, OID, 5.375%, 2/1/21	2,095,618
1,440,000	Portsmouth, VA, Refunding G.O., Series B, Callable 7/15/19 @ 100, 5.250%, 7/15/23	1,711,094
1,055,000	Portsmouth, VA, Refunding G.O., Series D, Callable 7/15/20 @ 100, 5.000%, 7/15/21	1,277,911
1,500,000	Prince William County, VA, Lease Refunding Certificate of Participation, 3.500%, 10/1/18	1,627,140
825,000	Prince William County, VA, Service Authority, Water & Sewer Systems Refunding Revenue, Callable 7/1/13 @ 102, 5.000%, 7/1/14	906,056
1,035,000	Richmond Metropolitan Authority, VA, Expressway Refunding Revenue (NATL-RE FGIC), 5.250%, 7/15/15	1,170,564
1,490,000	Richmond Metropolitan Authority, VA, Expressway Refunding Revenue (NATL-RE FGIC), 5.250%, 7/15/16	1,710,103
880,000	Riverside, VA, Regional Jail Authority Refunding Revenue, Callable 7/1/13 @ 101 (NATL-RE), 5.000%, 7/1/17	942,277
2,000,000	Roanoke Economic Development Authority, Carilion Health System Revenue, Series A, Callable 7/1/12 @ 100 (NATL-RE), 5.750%, 7/1/14	2,071,040
1,100,000	Smyth County, VA, Industrial Development Authority, Mountain States Health Alliance Refunding Revenue, 5.000%, 7/1/15	1,183,556
885,000	Smyth County, VA, Industrial Development Authority, Mountain States Health Alliance Refunding Revenue, 5.000%, 7/1/20	947,738
550,000	Southampton County, VA, Industrial Development Authority, Public Facilities Lease Revenue, Series A, Callable 4/1/16 @ 100 (AGC), 5.000%, 4/1/19	592,477
1,000,000	Spotsylvania County, VA, Public Improvements G.O., Callable 1/15/16 @ 100 (AGM), 5.000%, 1/15/17	1,152,350
1,420,000	Spotsylvania County, VA, Water & Sewer System Refunding Revenue, Series A, Callable 6/1/20 @ 100, 5.000%, 6/1/28	1,596,094

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Virginia — (continued)
$375,000	Stafford County & Staunton Industrial Development Authority, VA, Virginia Municipal League Association Counties Program B Revenue (AGC), OID, 4.250%, 8/1/15	$ 402,293
170,000	Stafford County & Staunton Industrial Development Authority, VA, Virginia Municipal League Association Counties Program Revenue (XLCA), 4.000%, 8/1/15	184,154
355,000	Stafford County & Staunton Industrial Development Authority, VA, Virginia Municipal League Association Counties Program Revenue (XLCA), OID, 4.000%, 8/1/17	387,166
600,000	Stafford County & Staunton Industrial Development Authority, VA, Virginia Municipal League Association Counties Program Revenue (XLCA), OID, 4.000%, 8/1/18	652,050
765,000	Stafford County & Staunton Industrial Development Authority, VA, Virginia Municipal League Association Counties Program, Public Improvements Revenue, Series B (XLCA), 5.000%, 8/1/16	857,213
1,515,000	Stafford County & Staunton Industrial Development Authority, VA, Virginia Municipal League Association Revenue, Series I, 4.000%, 2/1/16	1,659,167
960,000	Stafford County & Staunton Industrial Development Authority, VA, Virginia Municipal League Association Revenue, Series I, 4.000%, 2/1/17	1,054,656
1,000,000	Suffolk, VA, Public Improvements Refunding G.O., Callable 12/1/15 @100, 5.000%, 12/1/18	1,140,410
1,300,000	Suffolk, VA, Public Improvements Refunding G.O., Series A (NATL-RE), 5.000%, 2/1/16	1,515,774
2,425,000	Suffolk, VA, Public Improvements Refunding G.O., Series A (NATL-RE), 5.000%, 2/1/17	2,873,407
2,175,000	Tobacco Settlement Financing Corp., VA, Asset-Backed Revenue, Callable 6/1/15 @ 100, OID, 5.500%, 6/1/26	2,418,339
535,000	Tobacco Settlement Financing Corp., VA, Asset-Backed Revenue, Prerefunded 6/1/15 @ 100, OID, 5.625%, 6/1/37	629,154
1,650,000	Virginia Beach, VA, Public Improvements G.O., Prerefunded 6/1/19 @ 100, 5.000%, 6/1/20	2,049,581
2,000,000	Virginia Beach, VA, Public Improvements G.O., Prerefunded 6/1/19 @ 100, 5.000%, 6/1/22	2,484,340
1,000,000	Virginia Biotechnology Research Partnership Authority, Constructions Laboratories Project Refunding Revenue, 5.000%, 9/1/19	1,203,510
2,000,000	Virginia College Building Authority, 21st Century College Program Refunding Revenue, Series B, 5.250%, 2/1/13	2,130,640
825,000	Virginia College Building Authority, Public Higher Education Financing Program Revenue, 21St Century College & Equipment, Series A, Callable 2/1/18 @ 100, 5.000%, 2/1/21	954,665

Continued

Sterling Capital Virginia Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2011

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Virginia — (continued)
$1,040,000	Virginia College Building Authority, Public Higher Education Financing Program Revenue, Series A, Callable 9/1/15 @ 100, 5.000%, 9/1/22	$1,162,751
1,525,000	Virginia Commonwealth, Public Improvements G.O., Series B, 5.000%, 6/1/17	1,837,595
1,370,000	Virginia Commonwealth, Refunding G.O., Series B, 5.000%, 6/1/14	1,534,359
1,075,000	Virginia Housing Development Authority, Commonwealth Mortgage Single Family Housing-State Refunding Revenue, Series A1, Callable 7/1/19 @ 100 (G.O. of Authority), 4.600%, 7/1/25	1,119,613
1,500,000	Virginia Housing Development Authority, Homeownership Mortgage Single Family Housing-State Revenue, Series A, 3.900%, 3/1/19	1,586,100
1,500,000	Virginia Port Authority Revenue, Callable 7/1/20 @ 100, 5.000%, 7/1/28	1,677,885
1,000,000	Virginia Public Building Authority, Virginia Public Facilities Building Revenue, Series A, Callable 8/1/17 @ 100 (NATL-RE), 5.000%, 8/1/18	1,184,050
1,000,000	Virginia Public School Authority, School Financing 1997 Resolution Revenue, Series B, Callable 8/1/17 @100 (NATL-RE), 5.000%, 8/1/26	1,099,000
1,225,000	Virginia Resources Authority, Clean Water State Revolving Fund Revenue, Callable 10/1/17 @ 100, 4.750%, 10/1/24	1,346,557
1,100,000	Virginia Resources Authority, State Revolving Fund Refunding Revenue, 5.500%, 10/1/17	1,361,085
70,000	Virginia Resources Authority, State Revolving Fund Revenue, 5.250%, 10/1/15	82,870
2,160,000	Virginia Resources Authority, State Revolving Fund Revenue, Series B, Callable 10/1/21 @ 100, 4.000%, 10/1/30	2,202,876
1,835,000	Virginia Small Business Financing Authority, Sentara Healthcare Refunding Revenue, 4.000%, 11/1/16	2,034,116
525,000	Virginia Small Business Financing Authority, Sentara Healthcare Refunding Revenue, Callable 5/1/20 @ 100, OID, 4.000%, 11/1/20	570,685
1,255,000	Western Regional Jail Authority Revenue, Callable 6/1/17 @ 100 (NATL-RE), 4.750%, 6/1/23	1,358,525

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Virginia — (continued)
$2,000,000	York County, VA, Economic Development Authority, Electric & Power Refunding Revenue, Series A, 4.050%, 5/1/33(a)	$2,128,720

		113,731,622

	Total Municipal Bonds (Cost $107,302,033)	115,322,990

Shares
	INVESTMENT COMPANY (1.2%)
1,366,647	Federated Virginia Municipal Money Market Portfolio, Institutional Class	1,366,647

	Total Investment Company (Cost $1,366,647)	1,366,647

Total Investments — 99.1% (Cost $108,668,680)		116,689,637
Net Other Assets (Liabilities) — 0.9%		1,076,415

NET ASSETS — 100.0%		$117,766,052

(a)	The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2011. The maturity date reflected is the final maturity date.

AGC — Assured Guaranty Corp.

AGM — Assured Guaranty Municipal Corp.

AMBAC — American Municipal Bond Insurance Corp.

BHAC — Berkshire Hathaway Insurance Corp.

CR — Custodial Receipts

FGIC — Financial Guaranty Insurance Corp.

G.O. — General Obligation

NATL — National

OID — Original Issue Discount

RE — Reinsurance

XLCA — XL Capital Assurance

See accompanying notes to the financial statements.

Sterling Capital West Virginia Intermediate Tax-Free Fund
Schedule of Portfolio Investments
September 30, 2011

Principal Amount		Fair Value
MUNICIPAL BONDS (95.0%)
	West Virginia (95.0%)
$1,250,000	Berkeley County Board of Education, WV, School Improvements G.O., Callable 5/1/12 @ 101 (NATL-RE FGIC), 5.000%, 5/1/16	$1,294,175
975,000	Berkeley County, WV, Public Service Sewer District Revenue, Series A, Callable 3/1/15 @ 100, 5.000%, 3/1/22	1,017,081
2,500,000	Berkeley, Hardy, & Jefferson Counties, WV, Local Multifamily Housing Revenue, Scattered Site Project, Callable 12/1/20 @ 100 (Freddie Mac), 5.375%, 12/1/44(a)	2,622,475
670,000	Braxton County, WV, Board of Education Public Schools Improvements G.O., Callable 5/1/18 @ 100 (AGM), 5.000%, 5/1/23	748,973
1,110,000	Brooke County, WV, Board of Education School Improvements G.O., Callable 10/31/11 @ 100 (NATL-RE FGIC), 5.000%, 5/1/16	1,114,096
1,450,000	Cabell County, WV, Board of Education School Improvements G.O. (NATL-RE), 5.000%, 5/1/16	1,689,003
1,030,000	Charleston, WV, Urban Renewal Authority, Public Improvements Lease Revenue, Callable 10/25/11 @ 102 (AGM), 5.250%, 12/15/18	1,053,741
2,425,000	Clarksburg, WV, Water Refunding Revenue, Callable 9/1/12 @ 101 (NATL-RE FGIC), 5.250%, 9/1/19	2,532,306
900,000	Fairmont State University, WV, University & College Improvements Revenue, Series A, Callable 6/1/13 @ 100 (NATL-RE FGIC), 5.250%, 6/1/22	928,278
680,000	Fairmont, WV, Waterworks Refunding Revenue, Callable 10/31/11 @ 100 (NATL-RE), OID, 5.375%, 7/1/13	682,394
2,250,000	Greenbrier County, WV, Board of Education Public Schools Improvements G.O. (AGM), 5.000%, 5/1/18	2,678,917
1,030,000	Greenbrier County, WV, Commission Tax Increment Revenue, White Sulphur Springs Project 1-A, Callable 6/1/15 @ 100, 6.000%, 6/1/18	1,071,262
2,090,000	Hancock County, WV, Board of Education G.O., Callable 5/1/21 @ 100 (West Virginia Board Commission), OID, 4.500%, 5/1/32	2,147,308
1,320,000	Harrison County, WV, County Commission Tax Allocation Refunding Revenue, Charles Pointe Project No. 2, Series A, Callable 6/1/18 @ 100, 6.500%, 6/1/23	1,232,920
245,000	Huntington Municipal Development Authority Revenue, Huntington Public Facilities Refunding Revenue, Series A, 3.000%, 11/1/13	247,114
875,000	Huntington Municipal Development Authority Revenue, Huntington Public Facilities Refunding Revenue, Series A, 4.000%, 11/1/16	903,026
610,000	Logan County, WV, 1st Mortgage-Logan County Health Revenue, 8.000%, 12/1/16	729,121
1,000,000	Mason County, WV, Appalachian Power Co. Project Refunding Revenue, Series K, Callable 10/31/11 @ 100.5 (AMBAC), 6.050%, 12/1/24	1,005,310

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	West Virginia — (continued)
$3,040,000	Monongalia County, WV, Board of Education G.O., Callable 5/1/14 @ 101 (NATL-RE), OID, 5.000%, 5/1/33	$ 3,209,480
1,555,000	Monongalia County, WV, Building Commission, Monongalia General Hospital Revenue, Series A, Callable 7/1/15 @ 100, 5.250%, 7/1/20	1,633,077
600,000	Morgantown, WV, Custodial Receipts Revenue, OID, 4.375%, 7/15/24	600,258
1,060,000	Ohio County, WV, County Commission Sewage System, Fort Henry Centre Tax Allocation Revenue, District A, 5.350%, 6/1/17	1,086,447
290,000	Ohio County, WV, Board of Education, Refunding G.O., Callable 12/1/11 @ 100 (NATL-RE-IBC), OID, 5.000%, 6/1/13	291,082
250,000	Ohio County, WV, Board of Education, Refunding G.O., Callable 12/1/11 @ 100 (NATL-RE-IBC), OID, 5.125%, 6/1/18	250,827
1,030,000	Ohio County, WV, County Commission Sewage System, Fort Henry Centre Tax Allocation Revenue, District A, Callable 6/1/17 @ 100, 5.625%, 6/1/22	1,054,215
1,190,000	Parkersburg, WV, Combined Waterworks & Sewer Systems Refunding Revenue, Series C (NATL-RE FGIC), 5.000%, 9/1/14	1,292,959
1,330,000	Parkersburg, WV, Combined Waterworks & Sewer Systems Refunding Revenue, Series C (NATL-RE FGIC), 5.000%, 9/1/15	1,471,884
420,000	Pleasants County, WV, Board of Education G.O., 3.000%, 5/1/17	448,606
220,000	Pleasants County, WV, Board of Education G.O., 4.000%, 5/1/18	247,124
960,000	Pleasants County, WV, Board of Education G.O., 4.000%, 5/1/21	1,063,056
795,000	Pleasants County, WV, Board of Education G.O., Callable 5/1/21 @ 100, 4.000%, 5/1/22	862,448
1,210,000	Pleasants County, WV, Board of Education G.O., Callable 5/1/21 @ 100, 4.000%, 5/1/23	1,288,009
1,265,000	Pleasants County, WV, Board of Education G.O., Callable 5/1/21 @ 100, 4.000%, 5/1/24	1,325,252
1,000,000	Preston County, WV, Board of Education G.O. (West Virginia Board Commission), 3.000%, 5/1/19	1,044,910
1,570,000	Preston County, WV, Board of Education G.O. (West Virginia Board Commission), 4.000%, 5/1/21	1,744,144
1,555,000	Princeton, WV, Princeton Community Hospital Refunding Revenue, Callable 5/1/15 @ 100, 4.250%, 5/1/18	1,478,852
2,105,000	Putnam County, WV, Board of Education G.O., 4.000%, 5/1/19	2,409,488
1,000,000	Putnam County, WV, Board of Education G.O., Callable 5/1/20 @ 100, 4.000%, 5/1/22	1,102,560
1,400,000	Shepherd University Board of Governors, WV, Residence Facilities Projects Revenue, Callable 6/1/15 @ 100 (NATL-RE), 5.000%, 6/1/25	1,466,248
1,000,000	Shepherd University Board of Governors, WV, Shepherd University Wellness Center Project Revenue, Callable 12/1/17 @ 100 (NATL-RE), 5.000%, 6/1/22	1,104,900

Continued

Sterling Capital West Virginia Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2011

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	West Virginia — (continued)
$1,700,000	West Virginia Board of Education, WV, Refunding Revenue, 5.000%, 5/1/19	$1,932,441
1,235,000	West Virginia Commissioner of Highways, Surface Transportation Improvements Revenue, Series A (AGM), 5.000%, 9/1/14	1,386,016
555,000	West Virginia Economic Development Authority, Correctional Juvenile & Public Lease Revenue, Callable 6/1/12 @ 101 (NATL-RE) OID, 5.000%, 6/1/26	573,304
2,000,000	West Virginia Economic Development Authority, Correctional Juvenile & Public Lease Revenue, Series A (NATL-RE), 5.500%, 6/1/12	2,065,060
1,000,000	West Virginia Economic Development Authority, Department of Environmental Protection Lease Revenue, Callable 11/1/12 @ 102, 5.500%, 11/1/22	1,063,080
1,000,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue, Ohio Power Co. Amos Project, Series A, 3.125%, 3/1/43(a)	1,030,340
155,000	West Virginia Economic Development Authority, State Energy Savings Project Lease Revenue, Callable 6/1/15 @ 100, 4.750%, 6/1/21	163,926
1,000,000	West Virginia Economic Development Authority, State Office Building & Parking Lot Lease Revenue, Series A, Callable 8/1/19 @ 100, OID, 4.750%, 8/1/29	1,054,100
1,250,000	West Virginia Economic Development Authority, State Office Building Lease Revenue, Series A, Callable 10/31/11 @ 101, 5.000%, 10/1/15	1,266,687
360,000	West Virginia Higher Education Policy Commission, Community & Technical Capital Improvements Revenue, Series A, Callable 7/1/19 @ 100, 5.000%, 7/1/20	411,196
820,000	West Virginia Higher Education Policy Commission, Higher Education Facilities Refunding Revenue, Series B (NATL-RE FGIC), 5.000%, 4/1/14	901,147
1,125,000	West Virginia Higher Education Policy Commission, Higher Education Facilities Refunding Revenue, Series B, Callable 4/1/14 @ 100 (NATL-RE FGIC), 5.000%, 4/1/16	1,216,170
1,850,000	West Virginia Higher Education Policy Commission, Higher Education Facilities Refunding Revenue, Series B, Callable 4/1/14 @ 100 (NATL-RE FGIC), 5.000%, 4/1/23	1,991,877
2,490,000	West Virginia Higher Education Policy Commission, Higher Education Facilities Refunding Revenue, Series B, Callable 4/1/14 @ 100 (NATL-RE FGIC), 5.000%, 4/1/34	2,531,533
550,000	West Virginia School Building Authority Excess, Lottery Revenue, 5.000%, 7/1/16	636,196
1,500,000	West Virginia School Building Authority, Capital Improvements Refunding Revenue, Series A (NATL-RE FGIC), 5.000%, 7/1/14	1,652,355
1,600,000	West Virginia School Building Authority, Capital Improvements Refunding Revenue, Series A (NATL-RE FGIC), 5.000%, 7/1/15	1,808,896

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	West Virginia — (continued)
$2,100,000	West Virginia School Building Authority, Capital Improvements Refunding Revenue, Series A (NATL-RE FGIC), 5.000%, 7/1/16	$2,412,480
1,960,000	West Virginia School Building Authority, Capital Improvements Refunding Revenue, Series A, Callable 7/1/17 @ 100 (NATL-RE FGIC), 5.000%, 7/1/18	2,256,685
1,790,000	West Virginia School Building Authority, Capital Improvements Refunding Revenue, Series A, Callable 7/1/17 @ 100 (NATL-RE FGIC), 5.000%, 7/1/19	2,026,280
1,150,000	West Virginia School Building Authority, Capital Improvements Revenue (NATL-RE), 5.250%, 7/1/14	1,279,203
1,300,000	West Virginia School Building Authority, Excess Lottery Revenue, 5.000%, 7/1/18	1,533,922
1,705,000	West Virginia School Building Authority, Excess Lottery Revenue, Callable 7/1/18 @ 100, OID, 5.000%, 7/1/27	1,859,678
1,000,000	West Virginia School Building Authority, Excess Lottery Revenue, Series B, Callable 7/1/20 @ 100, 5.000%, 7/1/30	1,100,320
1,690,000	West Virginia State Building Commission, Regional Jail Refunding Revenue, Series A (AMBAC), 5.375%, 7/1/21	1,801,455
640,000	West Virginia State Hospital Finance Authority, Charleston Area Medical Center, Inc. Revenue, Series A, OID, 6.500%, 9/1/16	770,336
500,000	West Virginia State Hospital Finance Authority, United Health System Refunding Revenue, Series C, 5.000%, 6/1/18	554,215
845,000	West Virginia State Hospital Finance Authority, Vy Health System Obligation Revenue, Callable 1/1/15 @ 100, OID, 5.000%, 1/1/24	862,204
785,000	West Virginia State Hospital Finance Authority, West Virginia United Health System Refunding Revenue, Series E, Callable 12/1/18 @ 100, OID, 5.375%, 6/1/28	811,093
825,000	West Virginia State Parkways Economic Development & Tourism Authority, Refunding Revenue (NATL-RE FGIC G.O. of Authority), 5.250%, 5/15/17	977,377
2,000,000	West Virginia State Parkways Economic Development & Tourism Authority, Refunding Revenue (NATL-RE FGIC G.O. of Authority), 5.250%, 5/15/19	2,398,980
285,000	West Virginia University, Projects Refunding Revenue, Series B, Callable 10/1/14 @ 100 (NATL-RE FGIC), 5.000%, 10/1/21	311,542
955,000	West Virginia University, Projects Revenue, Series A (NATL-RE), 5.250%, 4/1/28	1,109,548
500,000	West Virginia University, Projects Revenue, Series B, 5.000%, 10/1/19	587,380
465,000	West Virginia Water Development Authority, Infrastructure Jobs Refunding Revenue, Series A, Callable 10/1/16 @ 100 (AGM), 5.000%, 10/1/26	494,779
500,000	West Virginia Water Development Authority, Infrastructure Jobs Revenue, Series A, Callable 10/1/16 @ 100 (AGM), 4.750%, 10/1/23	534,065

Continued

Sterling Capital West Virginia Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2011

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	West Virginia — (continued)
$1,110,000	West Virginia Water Development Authority, Loan Program II Refunding Revenue, Series B, Callable 11/1/13 @ 101 (AMBAC), 5.250%, 11/1/23	$ 1,163,003
890,000	West Virginia Water Development Authority, Loan Programs Refunding Revenue, Series A1, Callable 11/1/12 @ 102 (AMBAC), 5.250%, 11/1/23	925,253
2,090,000	West Virginia, State Road Refunding G.O. (NATL-RE FGIC), 5.000%, 6/1/15	2,407,764

	Total Municipal Bonds (Cost $95,191,999)	100,035,212

Shares
INVESTMENT COMPANY (5.7%)
5,990,426	Federated Tax-Free Obligations Fund, Institutional Class	5,990,426

	Total Investment Company (Cost $5,990,426)	5,990,426

Total Investments — 100.7% (Cost $101,182,425)		106,025,638
Net Other Assets (Liabilities) — (0.7)%		(783,795)

NET ASSETS — 100.0%.		$105,241,843

(a)	The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2011. The maturity date reflected is the final maturity date.

AGM — Assured Guaranty Municipal Corp.

AMBAC — American Municipal Bond Insurance Corp.

FGIC — Financial Guaranty Insurance Corp.

G.O. — General Obligation

IBC — Insured Bond Certificates

NATL — National

OID — Original Issue Discount

RE — Reinsurance

See accompanying notes to the financial statements.

Sterling Capital National Tax-Free Money Market Fund
Schedule of Portfolio Investments
September 30, 2011

Principal Amount		Amortized Cost
MUNICIPAL BONDS (98.9%)
	Alaska (12.1%)
$6,590,000	Valdez City, AK, Exxon Mobil Project Refunding Revenue (Exxon Mobil Corp.), 0.080%, 10/3/11(a)	$6,590,000
12,000,000	Valdez City, AK, Exxon Pipeline Co. Refunding Revenue, Project A, 0.090%, 10/3/11(a)	12,000,000

		18,590,000

	Arizona (6.6%)
1,315,000	Phoenix Industrial Development Authority, AZ, Southwestern College of Phoenix Revenue (Comerica Bank), 0.250%, 10/7/11(a)	1,315,000
5,000,000	Salt River Project Agricultural Improvement & Power District, Electric System Refunding Revenue, Callable 1/1/16 @ 100, 0.160%, 10/7/11(a)(b)	5,000,000
3,780,000	Sun Devil Energy Center LLC, Arizona State University Project Refunding Revenue (Assured Guaranty, Royal Bank of Canada), 0.210%, 10/7/11(a)	3,780,000

		10,095,000

	California (9.7%)
6,915,000	California Statewide Communities Development Authority Refunding Revenue, Rady Children Hospital, Series B (Wells Fargo Bank N.A.), 0.090%, 10/3/11(a)	6,915,000
8,000,000	California, G.O. Cash Flow Management, Series C1 (Bank of America N.A.), 0.140%, 10/3/11(a)	8,000,000

		14,915,000

	Florida (3.9%)
6,000,000	St. Lucie County, FL, Florida Power & Light Co. Project Refunding Revenue, 0.170%, 10/3/11(a)	6,000,000

	Georgia (6.1%)
4,330,000	Bartow County, GA, Development Authority Revenue, VMC Specialty Alloys (Comerica Bank), 0.190%, 10/7/11(a)	4,330,000
1,250,000	Fayette County, GA, Hospital Authority Refunding Revenue, Fayette Community Hospital (FHLB), 0.140%, 10/7/11(a)	1,250,000
2,025,000	Main Street Natural Gas, Inc., GA, Gas Project Revenue, Series A (Royal Bank of Canada), 0.160%, 10/7/11(a)	2,025,000
1,750,000	Roswell Housing Authority, Multifamily Housing Refunding Revenue, Belcourt Ltd. Project, Series A (Northern Trust Company), 0.160%, 10/7/11(a)	1,750,000

		9,355,000

	Illinois (2.5%)
3,900,000	Illinois Finance Authority, IL, Swedish Conevant Refunding Revenue, Series A (Bank of America N.A.), 0.230%, 10/7/11(a)	3,900,000

	Louisiana (4.5%)
7,000,000	St. James Parish, LA, Nucor Steel LLC Project Revenue, Series B1 (Nucor Corporation), 0.160%, 10/7/11(a)	7,000,000

Principal Amount		Amortized Cost
MUNICIPAL BONDS — (continued)
	Nevada (4.1%)
$6,250,000	Clark County, NV, Las Vegas-McCarran International Airport, Refunding Revenue (Union Bank N.A.), 0.160%, 10/7/11(a)	$6,250,000

	New Jersey (2.4%)
1,000,000	Belmar Borough, NJ, G.O. Bond Anticipation Notes Cash Flow Management, 2.000%, 4/27/12	1,002,811
1,750,000	Clinton Township, NJ, G.O. Bond Anticipation Notes Cash Flow Management, 1.500%, 2/2/12	1,754,126
1,000,000	Stone Harbor Borough, NJ, G.O. Bond Anticipation Notes Cash Flow Management, 1.250%, 11/10/11	1,000,653

		3,757,590

	New York (11.8%)
3,000,000	Nassau County, NY, Interim Finance Authority Refunding Revenue, Series C (JP Morgan Chase Bank), 0.150%, 10/7/11(a)	3,000,000
1,500,000	New York Mortgage Agency, Single Family Housing State Revenue, Series 159 (Bank of America N.A.), 0.160%, 10/7/11(a)	1,500,000
8,000,000	New York State Housing Finance Agency, Gotham West Housing Revenue, Series A2 (Wells Fargo Bank N.A.), 0.090%, 10/7/11(a)	8,000,000
5,700,000	Triborough Bridge & Tunnel Authority Refunding Revenue, Series C (JP Morgan Chase Bank), 0.150%, 10/7/11(a)	5,700,000

		18,200,000

	Ohio (20.9%)
7,145,000	Allen County, OH, Catholic Healthcare Revenue, Series C (Bank of Nova Scotia), 0.090%, 10/3/11(a)	7,145,000
3,000,000	Avon City, OH, G.O. Bond Anticipation Notes, Series A, 1.000%, 7/3/12	3,013,058
1,000,000	Bowling Green City, OH, G.O. Bond Anticipation Notes, 1.000%, 3/16/12	1,001,355
1,500,000	Butler County, OH, G.O. Bond Anticipation Notes, 0.500%, 8/2/12	1,500,000
3,915,000	Greene County, OH, Medical Health System, Inc. Refunding Revenue, Series A (JPMorgan Chase Bank), 0.230%, 10/7/11(a)	3,915,000
3,005,000	Hamilton County, OH, Local Multifamily Housing Revenue, Block 3 Project (Citizens Bank, Bank of New York Mellon), 0.160%, 10/7/11(a)	3,005,000
1,500,000	Kent City, OH, G.O. Bond Anticipation Notes Cash Flow Management, Parking Improvement, 1.500%, 5/17/12	1,506,983
5,000,000	Montgomery County, OH, Miami Valley Hospital Revenue, Series B (JP Morgan Chase Bank), 0.160%, 10/3/11(a)	5,000,000
2,000,000	Niles City, OH, G.O. Bond Anticipation Notes Cash Flow Management, 1.250%, 11/9/11	2,001,167
4,000,000	University of Cincinnati, OH, Bond Anticipation Refunding Revenue Notes, Series H, 2.000%, 12/16/11	4,012,427

		32,099,990

Continued

Sterling Capital National Tax-Free Money Market Fund
Schedule of Portfolio Investments — (continued)
September 30, 2011

Principal Amount		Amortized Cost
MUNICIPAL BONDS — (continued)
	Pennsylvania (6.2%)
$9,540,000	Pennsylvania Higher Educational Facilities Authority, La Salle University Revenue, Series B (Citizens Bank), 0.230%, 10/7/11(a)	$9,540,000

	Texas (2.2%)
3,345,000	Houston Higher Education Finance Corp., TX, University & College Improvements Revenue, Tierwester Oaks, Series A (Bank of New York Mellon), 0.850%, 10/31/11(a)	3,345,000

	Utah (2.0%)
3,125,000	Utah Housing Corp., UT, Timbergate Local Multifamily Housing Revenue, Series A (Freddie Mac), 0.210%, 10/7/11(a)	3,125,000

	Virginia (2.9%)
4,500,000	Hanover County, VA, Economic Development Authority Refunding Revenue, Bon Secours Health System, Inc., Series D2 (U.S. Bank N.A.), 0.120%, 10/7/11(a)	4,500,000

	Wisconsin (1.0%)
1,500,000	Wisconsin Health & Educational Facilities Authority, Capitol Lakes, Inc. Revenue, Series B (U.S. Bank N.A.), 0.170%, 10/7/11(a)	1,500,000

	Total Municipal Bonds (Cost $152,172,580)	152,172,580

Shares		Fair Value
	INVESTMENT COMPANY (1.0%)
1,501,481	SEI Institutional Tax Free Fund	$1,501,481

	Total Investment Company (Cost $1,501,481)	1,501,481

Total Investments — 99.9% (Cost $153,674,061)		153,674,061
Net Other Assets (Liabilities) — 0.1%		118,522

NET ASSETS — 100.0%.		$153,792,583

(a)	The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2011. The maturity date reflected is the next reset date.
(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to qualified institutional investors. The Investment Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

FHLB — Federal Home Loan Bank

G.O. — General Obligation

N.A. — North America

See accompanying notes to the financial statements.

Sterling Capital Prime Money Market Fund
Schedule of Portfolio Investments
September 30, 2011

Principal Amount		Amortized Cost
ASSET BACKED SECURITIES (0.4%)
$ 793,007	AmeriCredit Automobile Receivables Trust, Series 2011-2, Class A1, 0.323%, 4/9/12	$793,007
1,231,624	World Omni Automobile Lease Securitization Trust, Series 2011-A, Class A1, 0.301%, 4/16/12	1,231,624

	Total Asset Backed Securities (Cost $2,024,631)	2,024,631

CERTIFICATES OF DEPOSIT (12.5%)
	Banks (12.5%)
21,000,000	Bank of Montreal, 0.080%, 10/3/11	21,000,000
3,500,000	Bank of Montreal, Series YCD, 0.325%, 10/26/11	3,500,000
15,000,000	Bank of Tokyo Mitsubishi UFJ, Ltd., 0.320%, 12/8/11	15,000,000
17,000,000	Mizuho Corp. Bank, Ltd., 0.300%, 11/15/11	17,000,000
5,000,000	Westpac Banking Corp., Series YCD, 0.330%, 10/17/11(a)	5,000,000

	Total Certificates of Deposit (Cost $61,500,000)	61,500,000

COMMERCIAL PAPER(b) (45.3%)
	Asset Backed Securities (17.7%)
18,000,000	Chariot Funding LLC, 0.150%, 10/24/11(c)	17,998,275
24,000,000	Falcon Asset Securitization Co. LLC, 0.150%, 10/17/11(c)	23,998,400
10,750,000	Fcar Auto Loan Trust, 0.210%, 10/3/11	10,749,875
9,000,000	Fcar Auto Loan Trust, 0.210%, 11/7/11	8,998,057
1,367,000	Gotham Funding Corp., 0.220%, 10/25/11(c)	1,366,799
7,000,000	Gotham Funding Corp., 0.210%, 10/31/11(c)	6,998,775
7,200,000	Jupiter Securitization Co. LLC, 0.120%, 10/11/11(c)	7,199,760
10,000,000	Variable Funding Capital Co., 0.130%, 10/26/11(c)	9,999,097

		87,309,038

	Banking (1.4%)
7,000,000	Australia & New Zealand Banking Group, Ltd., 0.314%, 10/7/11(a)(c)(d)	7,000,000

	Financial Services (26.2%)
24,000,000	Bank of Nova Scotia, 0.075%, 10/3/11	23,999,900
24,000,000	Citigroup Funding, Inc., 0.200%, 10/3/11	23,999,733
1,000,000	Citigroup Funding, Inc., 0.300%, 11/7/11	999,692
3,175,000	Conocophillips Qatar Funding, Ltd., 0.150%, 10/7/11(c)	3,174,921
21,000,000	Conocophillips Qatar Funding, Ltd., 0.220%, 11/7/11(c)	20,995,252
5,000,000	Du Pont (E.I.) de Nemours Co., 0.090%, 10/12/11(c)	4,999,863
8,000,000	General Electric Capital Corp., 0.050%, 10/31/11	7,999,667
5,000,000	General Electric Capital Corp., 0.300%, 2/15/12	4,994,292
23,000,000	Roche Holdings, Inc., 0.030%, 10/3/11(c)	22,999,962
15,000,000	Toyota Motor Credit Corp., 0.340%, 12/22/11	14,988,383

		129,151,665

	Total Commercial Paper (Cost $223,460,703)	223,460,703

Principal Amount		Amortized Cost
CORPORATE BONDS (2.2%)
	Financial Services (2.2%)
$ 3,539,000	General Electric Capital Corp., MTN, Series A, 5.875%, 2/15/12	$3,611,361
7,037,000	General Electric Capital Corp., MTN, Series A, 6.000%, 6/15/12	7,310,039

	Total Corporate Bonds (Cost $10,921,400)	10,921,400

VARIABLE RATE NOTES(a) (4.5%)
	Banking (4.5%)
1,465,000	Anchor Holdings LLC, Series 2000 (U.S. Bank, N.A.), 0.450%, 10/6/11	1,465,000
20,000,000	Australia & New Zealand Banking Group, Ltd., 0.311%, 10/20/11(c)	20,000,000
400,000	JPMorgan Chase Bank N.A., 0.277%, 10/28/11	399,828
45,000	Spira Millennium LLC, Series 2001 (Bank of America N.A.), 1.050%, 10/6/11	45,000
500,000	Wells Fargo & Co., 0.343%, 10/24/11	499,981

	Total Variable Rate Notes (Cost $22,409,809)	22,409,809

U.S. GOVERNMENT AGENCIES (12.2%)
	Federal Financing Bank (5.1%)
25,000,000	Straight-A Funding LLC, 0.200%, 10/25/11(c)	24,996,667

	Federal Home Loan Bank (7.1%)
20,000,000	Federal Home Loan Bank, 0.190%, 3/15/12	19,996,983
10,000,000	Federal Home Loan Bank, 0.330%, 9/11/12	10,000,000
5,000,000	Federal Home Loan Bank, 0.450%, 9/21/12	5,000,000

		34,996,983

	Total U.S. Government Agencies (Cost $59,993,650)	59,993,650

U.S. TREASURY NOTES (1.0%)
5,000,000	0.750%, 11/30/11	5,003,651

	Total U.S. Treasury Notes (Cost $5,003,651)	5,003,651

REPURCHASE AGREEMENT (21.9%)
108,224,000	Merrill Lynch & Co., Inc., 0.090%, dated 9/30/11, due 10/3/11, proceeds at maturity, $108,224,812 (Collateralized fully by Government Mortgage-Backed Securities)	108,224,000

	Total Repurchase Agreement (Cost $108,224,000)	108,224,000

Total Investments — 100.0% (Cost $493,537,844)		493,537,844
Net Other Assets (Liabilities) — 0.0%		(15,608)

NET ASSETS — 100.0%		$493,522,236

(a)

The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2011. The maturity date reflected is the

Continued

Sterling Capital Prime Money Market Fund
Schedule of Portfolio Investments – (continued)
September 30, 2011

(b)	Discount note or zero coupon bond. Rate disclosed represents the annualized yield from date of purchase.
(c)

Rule 144A, Section 4(2) or other security which is restricted as to resale to qualified institutional investors.The Investment Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

(d)	Interest bearing commercial paper.

MTN — Medium Term Note

N.A. — North America

YCD — Yankee Certificate of Deposit

See accompanying notes to the financial statements.

Sterling Capital U.S. Treasury Money Market Fund
Schedule of Portfolio Investments
September 30, 2011

Principal Amount		Amortized Cost
U.S. TREASURY NOTES (22.2%)
$ 20,000,000	1.750%, 11/15/11	$20,042,649
15,000,000	0.750%, 11/30/11	15,016,972
20,000,000	0.875%, 1/31/12	20,054,820

	Total U.S. Treasury Notes (Cost $55,114,441)	55,114,441

U.S. TREASURY BILLS(a) (26.2%)
20,000,000	0.020%, 12/8/11	19,999,244
25,000,000	0.045%, 2/16/12	24,995,678
20,000,000	0.031%, 3/29/12	19,996,895

	Total U.S. Treasury Bills (Cost $64,991,817)	64,991,817

Principal Amount		Amortized Cost
REPURCHASE AGREEMENTS (40.2%)
$ 50,000,000	Bank of America Corp., 0.020%, dated 9/30/11, due 10/3/11, proceeds at maturity, $50,000,083 (Collateralized fully by U.S. Treasury Securities)	$50,000,000
50,000,000	JPMorgan Chase & Co., 0.010%, dated 9/30/11, due 10/3/11, proceeds at maturity, $50,000,042 (Collateralized fully by U.S. Treasury Securities)	50,000,000

	Total Repurchase Agreements (Cost $100,000,000)	100,000,000

Total Investments — 88.6% (Cost $220,106,258)		220,106,258
Net Other Assets (Liabilities) — 11.4%		28,187,260

NET ASSETS — 100.0%		$248,293,518

(a)	Rate disclosed represents the annualized yield from date of purchase.

See accompanying notes to the financial statements.

Sterling Capital Strategic Allocation Conservative Fund
Schedule of Portfolio Investments
September 30, 2011

Shares		Fair Value
AFFILIATED INVESTMENT COMPANIES (79.3%)
34,998	Sterling Capital Equity Income Fund, Institutional Class	$464,421
142,553	Sterling Capital International Fund, Institutional Class(a)	603,000
55,954	Sterling Capital Mid Value Fund, Institutional Class	639,550
128,131	Sterling Capital Select Equity Fund, Institutional Class	1,274,908
14,991	Sterling Capital Small Value Fund, Institutional Class(a)	162,202
19,096	Sterling Capital Special Opportunities Fund, Institutional Class(a)	297,891
794,738	Sterling Capital Total Return Bond Fund, Institutional Class	8,789,797
942,110	Sterling Capital U.S. Treasury Money Market Fund, Institutional Class	942,110

	Total Affiliated Investment Companies (Cost $12,163,718)	13,173,879

NON-AFFILIATED INVESTMENT COMPANIES (7.2%)
39,216	Credit Suisse Commodity Return Strategy Fund	320,396
23,815	Harding, Loevner International Equity Portfolio	303,643
16,553	Lazard Emerging Markets Equity Portfolio	284,222
9,922	Oppenheimer Developing Markets Fund	282,666

	Total Non-Affiliated Investment Companies (Cost $1,274,981)	1,190,927

EXCHANGE TRADED FUNDS (14.7%)
6,394	iShares Dow Jones US Real Estate Index Fund	323,345
6,222	iShares MSCI EAFE Small Cap Index Fund	217,397
7,435	iShares MSCI EAFE Value Index Fund	308,478
3,949	iShares MSCI Emerging Markets Index Fund	138,491
3,730	iShares Russell 2000 Index Fund	239,653
12,679	iShares Russell Midcap Growth Index Fund	629,386
5,098	iShares S&P 500 Index Fund	579,592

	Total Exchange Traded Funds (Cost $2,214,721)	2,436,342

Total Investments — 101.2% (Cost $15,653,420)		16,801,148
Net Other Assets (Liabilities) — (1.2)%		(194,069)

NET ASSETS — 100.0%		$16,607,079

(a)	Represents non-income producing security.

See accompanying notes to the financial statements.

Sterling Capital Strategic Allocation Balanced Fund
Schedule of Portfolio Investments
September 30, 2011

Shares		Fair Value
AFFILIATED INVESTMENT COMPANIES (67.4%)
107,587	Sterling Capital Equity Income Fund, Institutional Class	$1,427,685
437,910	Sterling Capital International Fund, Institutional Class(a)	1,852,360
171,952	Sterling Capital Mid Value Fund, Institutional Class	1,965,410
393,575	Sterling Capital Select Equity Fund, Institutional Class	3,916,075
46,078	Sterling Capital Small Value Fund, Institutional Class(a)	498,560
58,731	Sterling Capital Special Opportunities Fund, Institutional Class(a)	916,197
807,670	Sterling Capital Total Return Bond Fund, Institutional Class	8,932,827
2,485,500	Sterling Capital U.S. Treasury Money Market Fund, Institutional Class	2,485,500

	Total Affiliated Investment Companies (Cost $20,646,121)	21,994,614

NON-AFFILIATED INVESTMENT COMPANIES (9.2%)
118,567	Credit Suisse Commodity Return Strategy Fund	968,692
73,075	Harding, Loevner International Equity Portfolio	931,704
31,710	Lazard Emerging Markets Equity Portfolio	544,458
19,057	Oppenheimer Developing Markets Fund	542,943

	Total Non-Affiliated Investment Companies (Cost $3,141,204)	2,987,797

EXCHANGE TRADED FUNDS (24.8%)
19,312	iShares Dow Jones US Real Estate Index Fund	976,608
19,121	iShares MSCI EAFE Small Cap Index Fund	668,088
22,801	iShares MSCI EAFE Value Index Fund	946,014
30,345	iShares MSCI Emerging Markets Index Fund	1,064,199
11,455	iShares Russell 2000 Index Fund	735,984
38,923	iShares Russell Midcap Growth Index Fund	1,932,138
15,660	iShares S&P 500 Index Fund	1,780,385

	Total Exchange Traded Funds (Cost $7,752,228)	8,103,416

Total Investments — 101.4% (Cost $31,539,553)		33,085,827
Net Other Assets (Liabilities) — (1.4)%		(456,744)

NET ASSETS — 100.0%		$32,629,083

(a)	Represents non-income producing security.

See accompanying notes to the financial statements.

Sterling Capital Strategic Allocation Growth Fund
Schedule of Portfolio Investments
September 30, 2011

Shares		Fair Value
AFFILIATED INVESTMENT COMPANIES (61.8%)
95,459	Sterling Capital Equity Income Fund, Institutional Class	$ 1,266,746
388,782	Sterling Capital International Fund, Institutional Class(a)	1,644,549
152,585	Sterling Capital Mid Value Fund, Institutional Class	1,744,043
349,341	Sterling Capital Select Equity Fund, Institutional Class	3,475,945
40,928	Sterling Capital Small Value Fund, Institutional Class(a)	442,839
52,132	Sterling Capital Special Opportunities Fund, Institutional Class(a)	813,262
239,725	Sterling Capital Total Return Bond Fund, Institutional Class	2,651,356
2,258,108	Sterling Capital U.S. Treasury Money Market Fund, Institutional Class	2,258,108

	Total Affiliated Investment Companies (Cost $13,651,557)	14,296,848

NON-AFFILIATED INVESTMENT COMPANIES (9.1%)
84,402	Credit Suisse Commodity Return Strategy Fund	689,568
64,849	Harding, Loevner International Equity Portfolio	826,822
16,883	Lazard Emerging Markets Equity Portfolio	289,877
10,167	Oppenheimer Developing Markets Fund	289,658

	Total Non-Affiliated Investment Companies (Cost $2,189,890)	2,095,925

EXCHANGE TRADED FUNDS (30.9%)
17,203	iShares Dow Jones US Real Estate Index Fund	869,956
16,979	iShares MSCI EAFE Small Cap Index Fund	593,246
10,150	iShares MSCI EAFE Value Index Fund	421,123
37,704	iShares MSCI Emerging Markets Index Fund	1,322,279
10,166	iShares Russell 2000 Index Fund	653,166
34,539	iShares Russell Midcap Growth Index Fund	1,714,516
13,903	iShares S&P 500 Index Fund	1,580,632

	Total Exchange Traded Funds (Cost $6,866,394)	7,154,918

Total Investments — 101.8% (Cost $22,707,841)		23,547,691
Net Other Assets (Liabilities) — (1.8)%		(427,521)

NET ASSETS — 100.0%		$ 23,120,170

(a)	Represents non-income producing security.

See accompanying notes to the financial statements.

Sterling Capital Strategic Allocation Equity Fund
Schedule of Portfolio Investments
September 30, 2011

Shares		Fair Value
AFFILIATED INVESTMENT COMPANIES (53.1%)
36,527	Sterling Capital Equity Income Fund, Institutional Class	$ 484,720
148,467	Sterling Capital International Fund, Institutional Class(a)	628,015
58,325	Sterling Capital Mid Value Fund, Institutional Class	666,660
133,506	Sterling Capital Select Equity Fund, Institutional Class	1,328,382
15,669	Sterling Capital Small Value Fund, Institutional Class(a)	169,543
19,903	Sterling Capital Special Opportunities Fund, Institutional Class(a)	310,489
432,478	Sterling Capital U.S. Treasury Money Market Fund, Institutional Class	432,478

	Total Affiliated Investment Companies (Cost $3,937,689)	4,020,287

NON-AFFILIATED INVESTMENT COMPANIES (10.2%)
41,544	Credit Suisse Commodity Return Strategy Fund	339,411
24,818	Harding, Loevner International Equity Portfolio	316,429
3,451	Lazard Emerging Markets Equity Portfolio	59,246
2,058	Oppenheimer Developing Markets Fund	58,621

	Total Non-Affiliated Investment Companies (Cost $798,862)	773,707

EXCHANGE TRADED FUNDS (39.4%)
6,778	iShares Dow Jones US Real Estate Index Fund	342,763
6,485	iShares MSCI EAFE Small Cap Index Fund	226,586
7,023	iShares MSCI EAFE Value Index Fund	291,384
17,287	iShares MSCI Emerging Markets Index Fund	606,255
3,886	iShares Russell 2000 Index Fund	249,676
13,205	iShares Russell Midcap Growth Index Fund	655,496
5,314	iShares S&P 500 Index Fund	604,149

	Total Exchange Traded Funds (Cost $2,910,879)	2,976,309

Total Investments — 102.7% (Cost $7,647,430)		7,770,303
Net Other Assets (Liabilities) — (2.7)%		(201,980)

NET ASSETS — 100.0%		$7,568,323

(a)	Represents non-income producing security.

See accompanying notes to the financial statements.

Sterling Capital Funds
Statements of Assets and Liabilities
September 30, 2011

	Sterling Capital Select Equity Fund	Sterling Capital Mid Value Fund
Assets:
Investments, at cost*	$185,589,408	$326,959,038
Unrealized appreciation (depreciation)	(2,233,837)	(6,811,920)

Investments, at fair value	183,355,571	320,147,118
Cash	—	—
Foreign currency, at value**	—	—
Interest and dividends receivable	214,815	550,203
Receivable for investments sold	5,559,398	273,091
Receivable for capital shares issued	691,247	1,026,886
Receivable from security lending agent	317,287	993,973
Unrealized appreciation on forward foreign currency exchange contracts	—	—
Prepaid expenses	16,521	18,211

Total Assets	190,154,839	323,009,482

Liabilities:
Call options written (premiums received $ — , $ — , $ — , $ — , $2,286,751, $231,859 and $ — , respectively)	—	—
Distributions payable	—	217
Unrealized depreciation on forward foreign currency exchange contracts	—	—
Payable for investments purchased	4,122,621	1,078,371
Payable for capital shares redeemed	88,884	217,529
Payable for collateral received on loaned securities	1,853,159	109,928
Payable to securities lending agent	396,608	1,242,467
Accrued expenses and other payables:
Investment advisory fees	94,737	196,204
Administration fees	16,283	28,905
Compliance service fees	202	359
Distribution (12b-1) fees	7,144	6,667
Trustee fees	112	199
Other	42,876	78,355

Total Liabilities	6,622,626	2,959,201

Net Assets	$183,532,213	$320,050,281

Net Assets Consist of:
Capital	$308,022,990	$372,790,717
Accumulated undistributed (distributions in excess of) net investment income	59,967	362,628
Accumulated realized gain (loss)	(122,316,907)	(46,291,144)
Net unrealized appreciation (depreciation)	(2,233,837)	(6,811,920)

Net Assets	$183,532,213	$320,050,281

Net Assets
Class A Shares	$24,602,771	$18,016,568
Class B Shares	1,921,977	2,603,943
Class C Shares	175,531	397,623
Institutional Shares	156,831,934	299,032,044
Class R Shares	—	103

Total	$183,532,213	$320,050,281

Shares of Beneficial Interest Outstanding (Unlimited number of shares authorized, no par value)
Class A Shares	2,486,005	1,585,162
Class B Shares	197,611	241,052
Class C Shares	18,155	36,874
Institutional Shares	15,768,093	26,162,305
Class R Shares	—	9

Total	18,469,864	28,025,402

Net Asset Value
Class A Shares - redemption price per share	$9.90	$11.37

Class B Shares - offering price per share***	$9.73	$10.80

Class C Shares - offering price per share***	$9.67	$10.78

Institutional Shares	$9.95	$11.43

Class R Shares	$—	$11.36	****

Maximum Sales Charge - Class A Shares	5.75%	5.75%

Maximum Offering Price (100%/(100%- Maximum Sales Charge)) of net asset value adjusted to the nearest cent per share - Class A Shares	$10.50	$12.06

*

The Sterling Capital Select Equity Fund, Sterling Capital Mid Value Fund, Sterling Capital Small Value Fund, Sterling Capital International Fund, Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund, and Sterling Capital Short-Term Bond Fund include securities on loan of $1,612,248, $99,328, $719,376, $1,630,864, $9,833,044, $282,639, and $51,380, respectively.

**	The Sterling Capital International Fund includes foreign currency at cost of $1,373,900.
***	Redemption price per share varies by length of time shares are held.
****

The Sterling Capital Mid Value Fund, and Sterling Capital Small Value Fund net asset value for Class R Shares is calculated using unrounded net assets of $103.11, and $102.77 divided by the unrounded shares of 9.074, and 9.521, respectively.

See accompanying notes to the financial statements.

Sterling Capital Small Value Fund		Sterling Capital International Fund	Sterling Capital Special Opportunities Fund	Sterling Capital Equity Income Fund	Sterling Capital Short-Term Bond Fund

$83,811,698		$67,787,117	$620,878,504	$681,094,473	$63,373,606
(11,732,573)		(5,448,999)	9,492,365	43,434,243	(374,899)

72,079,125		62,338,118	630,370,869	724,528,716	62,998,707
—		548,693	—	—	—
—		1,327,462	—	—	—
74,281		213,116	416,874	1,054,378	650,909
506,735		312,329	227,287	260,696	—
281,759		380,742	1,267,718	4,606,400	30,529
208,366		15,789	620,275	402,207	82,086
—		276,880	—	—	—
14,546		7,132	24,465	29,439	2,419

73,164,812		65,420,261	632,927,488	730,881,836	63,764,650

—		—	459,946	171,500	—
—		—	—	3,439	162,722
—		40,631	—	—	—
120,067		598,180	2,630,946	3,405,911	—
170,505		3,894	1,384,155	1,328,060	44,590
769,385		1,876,684	10,443,545	289,900	53,000
260,458		19,737	775,344	502,759	102,608

50,545		47,626	431,611	421,709	15,837
6,515		5,778	55,638	62,131	5,445
82		74	680	734	67
1,940		1,150	121,481	141,660	1,596
47		42	300	263	19
19,123		40,345	138,480	146,015	14,444

1,398,667		2,634,141	16,442,126	6,474,081	400,328

$71,766,145		$62,786,120	$616,485,362	$724,407,755	$63,364,322

$86,445,413		$126,640,326	$596,443,605	$710,098,778	$72,332,406
586		368,953	7,193	508,249	(69,864)
(2,947,281)		(58,978,553)	8,715,394	(29,693,874)	(8,523,321)
(11,732,573)		(5,244,606)	11,319,170	43,494,602	(374,899)

$71,766,145		$62,786,120	$616,485,362	$724,407,755	$63,364,322

$6,152,077		$2,803,262	$197,137,626	$214,621,509	$7,684,435
571,116		480,633	16,581,603	12,313,946	—
81,043		80,300	71,563,984	104,207,724	—
64,961,806		59,421,925	330,913,340	392,660,220	55,679,887
103		—	288,809	604,356	—

$71,766,145		$62,786,120	$616,485,362	$724,407,755	$63,364,322

569,992		687,840	12,927,419	16,197,840	821,283
53,415		134,380	1,166,125	931,981	—
7,578		22,518	5,029,505	7,911,302	—
6,002,160		14,048,865	21,217,452	29,584,149	5,950,371
10		—	18,582	45,828	—

6,633,155		14,893,603	40,359,083	54,671,100	6,771,654

$10.79		$4.08	$15.25	$13.25	$9.36

$10.69		$3.58	$14.22	$13.21	$—

$10.69		$3.57	$14.23	$13.17	$—

$10.82		$4.23	$15.60	$13.27	$9.36

$10.79	****	$—	$15.54	$13.19	$—

5.75%		5.75%	5.75%	5.75%	2.50%

$11.45		$4.33	$16.18	$14.06	$9.60

Sterling Capital Funds
Statements of Assets and Liabilities
September 30, 2011

	Sterling Capital Intermediate U.S. Government Fund	Sterling Capital Total Return Bond Fund
Assets:
Investments, at cost*	$165,446,184	$435,138,840
Unrealized appreciation (depreciation)	9,883,675	10,107,610

Investments, at fair value	175,329,859	445,246,450
Interest and dividends receivable	1,011,669	3,460,713
Receivable for investments sold.	—	202,415
Receivable for capital shares issued	563,133	1,109,651
Receivable from security lending agent	87,074	477,261
Prepaid expenses	4,687	9,429

Total Assets	176,996,422	450,505,919

Liabilities:
Distributions payable	283,899	701,950
Payable for investments purchased	—	13,144,977
Payable for capital shares redeemed	440,993	428,783
Payable for collateral received on loaned securities	4,605,000	6,977,960
Payable to securities lending agent	108,843	596,576
Accrued expenses and other payables:
Investment advisory fees	68,622	168,916
Administration fees	14,745	36,295
Compliance service fees	190	441
Distribution (12b-1) fees	4,591	14,041
Trustee fees	54	104
Other	37,080	86,744

Total Liabilities	5,564,017	22,156,787

Net Assets	$171,432,405	$428,349,132

Net Assets Consist of:
Capital	$174,151,371	$407,315,393
Accumulated undistributed (distributions in excess of) net investment income	1,563,584	801,183
Accumulated realized gain (loss)	(14,166,225)	10,124,946
Net unrealized appreciation (depreciation)	9,883,675	10,107,610

Net Assets	$171,432,405	$428,349,132

Net Assets
Class A Shares	$13,343,756	$37,274,172
Class B Shares	1,616,709	3,776,282
Class C Shares	658,223	4,223,641
Institutional Shares	155,813,717	383,069,510
Class R Shares	—	5,527

Total	$171,432,405	$428,349,132

Shares of Beneficial Interest Outstanding (Unlimited number of shares authorized, no par value)
Class A Shares	1,236,881	3,371,969
Class B Shares	150,372	341,287
Class C Shares	61,098	381,544
Institutional Shares	14,424,808	34,634,584
Class R Shares	—	501

Total	15,873,159	38,729,885

Net Asset Value
Class A Shares - redemption price per share	$10.79	$11.05

Class B Shares - offering price per share**	$10.75	$11.06

Class C Shares - offering price per share**	$10.77	$11.07

Institutional Shares	$10.80	$11.06

Class R Shares	$—	$11.02	***

Maximum Sales Charge - Class A Shares	5.75%	5.75%

Maximum Offering Price (100%/(100% - Maximum Sales Charge)) of net asset value adjusted to the nearest cent per share - Class A Shares	$11.45	$11.72

*	The Sterling Capital Intermediate U.S. Government Fund and Sterling Capital Total Return Bond Fund include securities on loan of $4,518,852 and $6,694,279, respectively.
**	Redemption price per share varies by length of time shares are held.
***	The Sterling Capital Total Return Fund net asset value for Class R Shares is calculated using unrounded net assets of $5,527.41 divided by the unrounded shares of 501.466.

See accompanying notes to the financial statements.

Sterling Capital Kentucky Intermediate Tax-Free Fund	Sterling Capital Maryland Intermediate Tax-Free Fund	Sterling Capital North Carolina Intermediate Tax-Free Fund	Sterling Capital South Carolina Intermediate Tax-Free Fund	Sterling Capital Virginia Intermediate Tax-Free Fund	Sterling Capital West Virginia Intermediate Tax-Free Fund

$20,938,429	$31,651,707	$202,089,432	$54,164,971	$108,668,680	$101,182,425
1,354,176	2,120,295	12,120,812	2,549,071	8,020,957	4,843,213

22,292,605	33,772,002	214,210,244	56,714,042	116,689,637	106,025,638
238,780	368,287	2,918,800	668,580	1,259,411	1,454,408
—	341,196	4,259,526	55,430	—	—
18,378	—	370,240	138,852	162,408	278,234
—	—	—	—	—	—
703	2,126	2,294	1,716	3,109	2,831

22,550,466	34,483,611	221,761,104	57,578,620	118,114,565	107,761,111

39,327	50,643	366,979	79,193	192,297	209,427
—	—	8,393,324	1,216,863	—	2,232,591
7,318	512	70,033	39,673	69,778	—
—	—	—	—	—	—
—	—	—	—	—	—

7,249	11,455	78,838	20,812	43,768	39,079
1,869	2,954	18,069	4,770	10,031	8,957
23	36	220	57	122	109
1,685	1,898	10,479	3,350	7,963	6,597
5	10	48	11	25	28
6,383	9,769	43,342	13,120	24,529	22,480

63,859	77,277	8,981,332	1,377,849	348,513	2,519,268

$22,486,607	$34,406,334	$212,779,772	$56,200,771	$117,766,052	$105,241,843

$21,073,046	$32,070,371	$199,322,126	$53,387,157	$109,511,423	$99,946,281
2,445	381	69,242	3,745	41,556	(36,286)
56,940	215,287	1,267,592	260,798	192,116	488,635
1,354,176	2,120,295	12,120,812	2,549,071	8,020,957	4,843,213

$22,486,607	$34,406,334	$212,779,772	$56,200,771	$117,766,052	$105,241,843

$8,729,194	$9,232,310	$51,293,814	$16,338,100	$39,231,169	$32,791,208
—	—	—	—	—	—
—	—	—	—	—	—
13,757,413	25,174,024	161,485,958	39,862,671	78,534,883	72,450,635
—	—	—	—	—	—

$22,486,607	$34,406,334	$212,779,772	$56,200,771	$117,766,052	$105,241,843

808,266	821,915	4,655,180	1,489,300	3,236,501	3,227,904
—	—	—	—	—	—
—	—	—	—	—	—
1,275,528	2,237,747	14,657,073	3,657,845	6,480,605	7,124,436
—	—	—	—	—	—

2,083,794	3,059,662	19,312,253	5,147,145	9,717,106	10,352,340

$10.80	$11.23	$11.02	$10.97	$12.12	$10.16

$—	$—	$—	$—	$—	$—

$—	$—	$—	$—	$—	$—

$10.79	$11.25	$11.02	$10.90	$12.12	$10.17

$—	$—	$—	$—	$—	$—

3.00%	3.00%	3.00%	3.00%	3.00%	3.00%

$11.13	$11.58	$11.36	$11.31	$12.49	$10.47

Sterling Capital Funds
Statements of Assets and Liabilities
September 30, 2011

	Sterling Capital National Tax- Free Money Market Fund	Sterling Capital Prime Money Market Fund
Assets:
Investments:
Investments-unaffiliated, at cost	$153,674,061	$385,313,844
Investments-affiliated, at cost	—	—

Total investments, at cost	153,674,061	385,313,844
Net unrealized appreciation (depreciation)	—	—

Investments, at value	153,674,061	385,313,844
Repurchase agreements, at cost	—	108,224,000
Cash	—	800
Interest and dividends receivable	165,795	188,263
Receivable for capital shares issued	—	6,228
Receivable from Investment Advisor	—	19,683
Prepaid expenses	2,716	11,085

Total Assets	153,842,572	493,763,903

Liabilities:
Distributions payable	1,402	2,106
Payable for investments purchased	—	—
Payable for capital shares redeemed	—	79,969
Accrued expenses and other payables:
Investment advisory fees	4,619	—
Administration fees	12,899	41,974
Audit fees	6,561	25,420
Compliance service fees	152	536
Distribution (12b-1) fees	—	1
Trustee fees	11	332
Fund accounting fees	2,503	8,494
Printing fees	6,131	20,819
Transfer agent fees	10,491	42,249
Other	5,220	19,767

Total Liabilities	49,989	241,667

Net Assets	$153,792,583	$493,522,236

Net Assets Consist of:
Capital	$153,791,294	$493,539,841
Accumulated undistributed net investment income	1,289	2,202
Accumulated realized gain (loss)	—	(19,807)
Net unrealized appreciation (depreciation)	—	—

Net Assets	$153,792,583	$493,522,236

Net Assets
Class A Shares	$182,664	$163,384,386
Class B Shares	—	1,154,709
Class C Shares	—	665,274
Institutional Shares	153,609,919	328,317,867

Total	$153,792,583	$493,522,236

Shares of Beneficial Interest Outstanding (Unlimited number of shares authorized, no par value)
Class A Shares	182,647	163,388,484
Class B Shares	—	1,155,498
Class C Shares	—	665,286
Institutional Shares	153,611,675	328,346,349

Total	153,794,322	493,555,617

Net Asset Value
Class A Shares - redemption price per share	$1.00	$1.00

Class B Shares - offering price per share*	$—	$1.00

Class C Shares - offering price per share*	$—	$1.00

Institutional Shares.	$1.00	$1.00

Maximum Sales Charge - Class A Shares	N/A	N/A

Maximum Offering Price (100%/(100% - Maximum Sales Charge)) of net asset value adjusted to the nearest cent per share - Class A Shares	$1.00	$1.00

*	Redemption price per share varies by length of time shares are held.

See accompanying notes to the financial statements.

Sterling Capital U.S. Treasury Money Market Fund	Sterling Capital Strategic Allocation Conservative Fund	Sterling Capital Strategic Allocation Balanced Fund	Sterling Capital Strategic Allocation Growth Fund	Sterling Capital Strategic Allocation Equity Fund

$120,106,258	$3,489,702	$10,893,432	$9,056,284	$3,709,741
—	12,163,718	20,646,121	13,651,557	3,937,689

120,106,258	15,653,420	31,539,553	22,707,841	7,647,430
—	1,147,728	1,546,274	839,850	122,873

120,106,258	16,801,148	33,085,827	23,547,691	7,770,303
100,000,000	—	—	—	—
28,028,063	—	—	—	—
199,849	29,481	32,693	9,126	1
639	10,959	71,545	10,384	14
33,586	—	—	—	—
8,567	2,711	4,683	3,418	3,703

248,376,962	16,844,299	33,194,748	23,570,619	7,774,021

633	2,766	811	194	—
—	223,281	537,565	399,913	197,933
3,357	63	839	30,608	38

—	3,397	7,024	5,024	1,658
21,483	—	—	—	—
13,332	684	1,670	1,252	417
259	16	36	26	9
1	3,846	11,522	8,634	3,454
61	5	15	13	5
4,212	271	577	416	138
10,742	501	1,222	916	305
18,692	1,238	2,654	1,976	631
10,672	1,152	1,730	1,477	1,110

83,444	237,220	565,665	450,449	205,698

$248,293,518	$16,607,079	$32,629,083	$23,120,170	$7,568,323

$248,291,466	$25,019,449	$46,786,222	$38,837,333	$18,766,938
2,052	965	981	270	—
—	(9,561,063)	(15,704,394)	(16,557,283)	(11,321,488)
—	1,147,728	1,546,274	839,850	122,873

$248,293,518	$16,607,079	$32,629,083	$23,120,170	$7,568,323

$129,413,414	$10,688,786	$25,226,777	$16,246,317	$4,806,186
632,275	1,812,593	6,560,057	5,521,416	2,672,503
76,293	152,001	367,400	225,642	25,154
118,171,536	3,953,699	474,849	1,126,795	64,480

$248,293,518	$16,607,079	$32,629,083	$23,120,170	$7,568,323

129,413,248	1,222,596	3,171,953	2,256,155	708,757
632,338	206,996	842,207	785,756	414,791
76,290	17,449	46,977	32,169	3,916
118,170,902	447,795	59,369	156,178	9,389

248,292,778	1,894,836	4,120,506	3,230,258	1,136,853

$1.00	$8.74	$7.95	$7.20	$6.78

$1.00	$8.76	$7.79	$7.03	$6.44

$1.00	$8.71	$7.82	$7.01	$6.42

$1.00	$8.83	$8.00	$7.21	$6.87

N/A	5.75%	5.75%	5.75%	5.75%

$1.00	$9.27	$8.44	$7.64	$7.19

Sterling Capital Funds
Statements of Operations
For the Year Ended September 30, 2011

	Sterling Capital Select Equity Fund	Sterling Capital Mid Value Fund
Investment Income:
Interest income	$—	$—
Dividend income	4,555,706	5,721,124
Foreign tax withholding	(47,297)	(24,646)
Income from securities lending	12,693	13,688

Total investment income	4,521,102	5,710,166

Expenses:
Investment advisory fees (See Note 5)	1,664,871	2,797,397
Administration fees (See Note 5)	230,847	387,807
Distribution fees - Class A Shares	150,650	53,799
Distribution fees - Class B Shares	28,451	37,112
Distribution fees - Class C Shares	1,952	4,842
Distribution fees - Class R Shares	—	—
Compliance service fees (See Note 5)	2,750	4,628
Trustee fees	17,732	29,550
Audit fees	25,525	36,356
Custodian fees	12,296	21,989
Fund accounting fees (See Note 5)	22,498	37,803
Interest expense (See Note 7)	—	1,091
Legal fees	30,737	50,733
Printing fees	23,929	38,430
Transfer agent fees (See Note 5)	99,418	185,387
Other	63,222	94,018

Total expenses before waivers/reimbursements	2,374,878	3,780,942

Less expenses waived/reimbursed by the Investment Advisor (See Note 5)	(318,638)	(155,637)
Less expenses waived by the Distributor (See Note 5)	(75,325)	—

Net expenses	1,980,915	3,625,305

Net investment income (loss)	2,540,187	2,084,861

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	9,711,265	17,824,487
Written options	—	—
Foreign currency transactions	—	—
Change in unrealized appreciation/depreciation on:
Investments	(19,231,933)	(38,208,279)
Written options	—	—
Foreign currency transactions	—	—

Total realized and unrealized loss	(9,520,668)	(20,383,792)

Change in net assets from operations	$(6,980,481)	$(18,298,931)

See accompanying notes to the financial statements.

Sterling Capital Small Value Fund	Sterling Capital International Fund	Sterling Capital Special Opportunities Fund	Sterling Capital Equity Income Fund	Sterling Capital Short-Term Bond Fund

$—	$—	$—	$—	$1,606,451
755,409	1,756,019	6,126,694	19,889,200	114,427
(2,102)	(146,182)	(63,519)	(522,279)	—
22,268	44,595	60,210	158,750	213

775,575	1,654,432	6,123,385	19,525,671	1,721,091

737,846	820,137	5,215,292	4,578,463	287,643
84,056	84,194	668,637	670,217	66,146
35,652	19,032	1,138,590	988,823	39,690
9,112	7,457	228,854	141,166	—
844	1,441	828,373	919,786	—
—	—	392	769	—
999	1,008	7,950	7,946	785
6,414	6,535	50,253	48,666	5,077
7,187	9,385	68,335	65,931	7,019
7,306	161,997	40,763	44,884	3,561
8,198	8,201	65,191	65,407	6,443
83	—	—	—	—
10,839	11,265	87,522	86,036	14,406
12,348	10,171	70,455	68,116	9,841
44,491	35,728	351,225	339,950	27,386
53,479	98,172	123,884	117,243	24,080

1,018,854	1,274,723	8,945,716	8,143,403	492,077

(84,031)	(124,399)	(6,613)	(6,417)	(63,061)
(17,826)	(9,516)	(569,295)	(494,411)	(19,845)

916,997	1,140,808	8,369,808	7,642,575	409,171

(141,422)	513,624	(2,246,423)	11,883,096	1,311,920

10,713,879	2,505,867	9,968,686	5,772,644	471,941
—	—	3,246,049	892,255	—
—	(265,682)	—	—	—

(15,856,005)	(17,109,780)	(48,704,646)	(15,731,499)	(1,799,676)
—	—	2,304,725	(26,862)	—
—	337,251	—	—	—

(5,142,126)	(14,532,344)	(33,185,186)	(9,093,462)	(1,327,735)

$(5,283,548)	$(14,018,720)	$(35,431,609)	$2,789,634	$(15,815)

Sterling Capital Funds
Statements of Operations
For the Year Ended September 30, 2011

	Sterling Capital Intermediate U.S. Government Fund	Sterling Capital Total Return Bond Fund
Investment Income:
Interest income	$6,068,985	$18,474,952
Dividend income	577	253,677
Income from securities lending	3,072	1,885

Total investment income	6,072,634	18,730,514

Expenses:
Investment advisory fees (See Note 5)	1,117,130	2,536,312
Administration fees (See Note 5)	191,081	433,914
Distribution fees - Class A Shares	66,596	165,547
Distribution fees - Class B Shares	20,351	42,706
Distribution fees - Class C Shares	5,777	27,416
Distribution fees - Class R Shares	—	36
Compliance service fees (See Note 5)	2,265	5,147
Trustee fees	14,604	32,689
Audit fees	20,627	47,251
Custodian fees	9,587	21,738
Fund accounting fees (See Note 5)	18,619	42,272
Interest expense (See Note 7)	—	—
Legal fees	25,271	56,777
Printing fees	18,882	40,528
Transfer agent fees (See Note 5)	83,445	179,280
Other	40,410	83,836

Total expenses before waivers/reimbursements	1,634,645	3,715,449

Less expenses waived/reimbursed by the Investment Advisor (See Note 5)	(225,233)	(510,480)
Less expenses waived by the Distributor (See Note 5)	(33,298)	(82,773)

Net expenses	1,376,114	3,122,196

Net investment income	4,696,520	15,608,318

Realized and Unrealized Gain (Loss):
Net realized gain from investments	364,812	14,268,158
Change in unrealized appreciation/depreciation on investments	519,239	(13,665,787)

Total realized and unrealized gain (loss)	884,051	602,371

Change in net assets from operations	$5,580,571	$16,210,689

See accompanying notes to the financial statements.

Sterling Capital Kentucky Intermediate Tax-Free Fund	Sterling Capital Maryland Intermediate Tax-Free Fund	Sterling Capital North Carolina Intermediate Tax-Free Fund	Sterling Capital South Carolina Intermediate Tax-Free Fund	Sterling Capital Virginia Intermediate Tax-Free Fund	Sterling Capital West Virginia Intermediate Tax-Free Fund

$843,255	$1,242,026	$7,305,041	$1,726,034	$4,061,906	$4,228,107
600	1,615	438	1,661	355	2,577
—	—	—	—	—	—

843,855	1,243,641	7,305,479	1,727,695	4,062,261	4,230,684

114,755	181,669	1,014,527	253,286	567,542	461,437
23,489	37,080	208,741	52,243	116,635	105,219
41,328	50,659	246,931	77,555	184,292	75,838
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
279	441	2,480	620	1,386	1,251
1,778	2,829	15,642	3,857	8,762	7,921
2,503	3,797	21,714	5,172	12,289	11,066
1,361	2,017	10,357	2,765	5,885	5,343
2,285	3,606	20,339	5,092	11,358	10,254
—	7	—	—	—	25
3,108	4,906	27,197	6,762	15,235	13,745
4,439	5,569	19,906	6,829	12,179	11,110
9,678	15,708	87,840	21,598	48,041	43,297
15,664	23,287	43,623	27,349	32,093	34,794

220,667	331,575	1,719,297	463,128	1,015,697	781,300

(23,553)	(37,684)	(100,501)	(24,521)	(57,194)	(938)
(20,664)	(25,330)	(123,465)	(38,778)	(92,146)	—

176,450	268,561	1,495,331	399,829	866,357	780,362

667,405	975,080	5,810,148	1,327,866	3,195,904	3,450,322

51,975	211,605	1,254,011	259,552	213,879	415,515
(55,570)	(157,407)	382,912	239,280	81,055	(379,139)

(3,595)	54,198	1,636,923	498,832	294,934	36,376

$663,810	$1,029,278	$7,447,071	$1,826,698	$3,490,838	$3,486,698

Sterling Capital Funds
Statements of Operations
For the Year Ended September 30, 2011

	Sterling Capital National Tax-Free Money Market Fund	Sterling Capital Prime Money Market Fund
Investment Income:
Interest income	$544,181	$1,510,197
Dividend income - unaffiliated	349	—
Dividend income - affiliated	—	—
Income from securities lending	—	—

Total investment income	544,530	1,510,197

Expenses:
Investment advisory fees (See Note 5)	368,926	2,284,729
Administration fees (See Note 5)	151,498	585,711
Distribution fees - Class A Shares	650	813,109
Distribution fees - Class B Shares	—	12,510
Distribution fees - Class C Shares	—	5,198
Compliance service fees (See Note 5)	1,785	6,979
Trustee fees	11,749	45,497
Audit fees	18,220	81,283
Custodian fees	7,412	27,986
Fund accounting fees (See Note 5)	14,757	57,118
Legal fees	19,928	77,306
Printing fees	19,868	62,539
State registration fees	3,860	18,207
Transfer agent fees (See Note 5)	62,120	268,302
Other	21,067	88,154

Total expenses before waivers/reimbursements	701,840	4,434,628

Less expenses waived/reimbursed by the Investment Advisor (See Note 5)	(180,660)	(2,153,434)
Less expenses waived by the Distributor (See Note 5)	(645)	(830,816)

Net expenses	520,535	1,450,378

Net investment income	23,995	59,819

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment transactions - unaffiliated	166	—
Investment transactions - affiliated	—	—
Distributions from affiliated funds	—	—
Change in unrealized appreciation/depreciation on investments	—	—

Total realized and unrealized gain (loss)	166	—

Change in net assets from operations	$24,161	$59,819

See accompanying notes to the financial statements.

Sterling Capital U.S. Treasury Money Market Fund	Sterling Capital Strategic Allocation Conservative Fund	Sterling Capital Strategic Allocation Balanced Fund	Sterling Capital Strategic Allocation Growth Fund	Sterling Capital Strategic Allocation Equity Fund

$318,324	$—	$—	$—	$—
—	79,888	318,797	303,346	114,177
—	379,719	532,209	220,189	34,481
9,856	—	—	—	—

328,180	459,607	851,006	523,535	148,658

1,199,252	38,501	93,823	70,356	23,454
307,996	—	—	—	—
678,542	43,329	137,793	93,988	28,301
6,449	22,958	89,104	76,963	36,330
822	1,537	2,994	2,083	240
3,648	187	459	345	115
23,908	1,194	2,943	2,223	736
46,667	1,879	4,343	3,258	1,119
15,296	1,005	2,131	1,662	707
29,981	1,540	3,753	2,814	938
41,678	2,056	5,136	3,873	1,291
34,246	3,974	6,586	5,751	3,682
11,950	6,833	8,502	8,827	9,155
133,658	8,068	17,535	13,083	4,073
77,627	6,911	9,271	8,390	6,051

2,611,720	139,972	384,373	293,616	116,192

(1,627,104)	(12,939)	(32,519)	(25,058)	(8,630)
(685,813)	(21,665)	(68,896)	(46,994)	(14,151)

298,803	105,368	282,958	221,564	93,411

29,377	354,239	568,048	301,971	55,247

—	67,785	322,055	265,311	65,997
—	23,057	62,744	(9,144)	16,454
—	147,406	190,999	61,639	2,238
—	(799,965)	(2,118,015)	(1,653,544)	(656,666)

—	(561,717)	(1,542,217)	(1,335,738)	(571,977)

$29,377	$(207,478)	$(974,169)	$(1,033,767)	$(516,730)

Sterling Capital Funds

    Statements of Changes in Net Assets

	Sterling Capital Select Equity Fund
	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010
From Investment Activities:
Operations:
Net investment income (loss)	$2,540,187	$2,515,781
Net realized gain	9,711,265	24,408,867
Change in unrealized appreciation/depreciation	(19,231,933)	(14,644,751)

Change in net assets from operations	(6,980,481)	12,279,897

Distributions to Class A Shareholders:
Net investment income	(278,699)	(304,109)
Distributions to Class B Shareholders:
Net investment income	(4,449)	(9,130)
Distributions to Class C Shareholders:
Net investment income	(482)	(385)
Distributions to Institutional Class Shareholders:
Net investment income	(2,246,205)	(2,340,083)
Distributions to Class R Shareholders:
Net investment income	—	—

Change in net assets from shareholder distributions	(2,529,835)	(2,653,707)

Capital Transactions:
Change in net assets from capital transactions	(22,827,529)	(5,364,722)

Change in net assets	(32,337,845)	4,261,468
Net Assets:
Beginning of year	215,870,058	211,608,590

End of year	$183,532,213	$215,870,058

Accumulated undistributed net investment income	$59,967	$49,615

See accompanying notes to the financial statements.

Sterling Capital Mid Value Fund		Sterling Capital Small Value Fund
For the Year Ended September 30, 2011	For the Year Ended September 30, 2010	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010

$2,084,861	$1,548,036	$(141,422)	$289,641
17,824,487	10,152,026	10,713,879	2,995,648
(38,208,279)	22,306,272	(15,856,005)	1,117,930

(18,298,931)	34,006,334	(5,283,548)	4,403,219

(83,097)	(41,826)	—	(16,230)

—	(578)	—	—

—	(86)	—	(29)

(2,065,891)	(1,422,492)	—	(309,695)

(1)	—	—	—

(2,148,989)	(1,464,982)	—	(325,954)

(2,074,023)	95,353,552	10,598,838	36,583,697

(22,521,943)	127,894,904	5,315,290	40,660,962

342,572,224	214,677,320	66,450,855	25,789,893

$320,050,281	$342,572,224	$71,766,145	$66,450,855

$362,628	$426,756	$586	$474

Sterling Capital Funds

    Statements of Changes in Net Assets, continued

	Sterling Capital International Fund
	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010
From Investment Activities:
Operations:
Net investment income (loss)	$513,624	$586,579
Net realized gain (loss)	2,240,185	6,020,933
Change in unrealized appreciation/depreciation	(16,772,529)	(4,746,409)

Change in net assets from operations	(14,018,720)	1,861,103

Distributions to Class A Shareholders:
Net investment income	—	(71,166)
Net realized gains from investment transactions	—	—
Distributions to Class B Shareholders:
Net investment income	—	(13,417)
Net realized gains from investment transactions	—	—
Distributions to Class C Shareholders:
Net investment income	—	(1,289)
Net realized gains from investment transactions	—	—
Distributions to Institutional Class Shareholders:
Net investment income	—	(1,704,204)
Net realized gains from investment transactions	—	—
Distributions to Class R Shareholders:
Net investment income	—	—
Net realized gains from investment transactions	—	—

Change in net assets from shareholder distributions	—	(1,790,076)

Capital Transactions:
Change in net assets from capital transactions	(4,048,662)	(5,244,613)

Change in net assets	(18,067,382)	(5,173,586)
Net Assets:
Beginning of year	80,853,502	86,027,088

End of year	$62,786,120	$80,853,502

Accumulated undistributed (distributions in excess of) net investment income	$368,953	$36,240

See accompanying notes to the financial statements.

Sterling Capital Special Opportunities Fund		Sterling Capital Equity Income Fund		Sterling Capital Short-Term Bond Fund
For the Year Ended September 30, 2011	For the Year Ended September 30, 2010	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010

$(2,246,423)	$(2,062,780)	$11,883,096	$9,692,908	$1,311,920	$1,376,789
13,214,735	30,972,685	6,664,899	(4,833,681)	471,941	81,049
(46,399,921)	13,174,524	(15,758,361)	53,749,905	(1,799,676)	569,208

(35,431,609)	42,084,429	2,789,634	58,609,132	(15,815)	2,027,046

—	—	(2,850,034)	(2,432,974)	(251,475)	(159,210)
(1,245,005)	—	—	—	—	—

—	—	(78,899)	(165,165)	—	—
(143,250)	—	—	—	—	—

—	—	(645,175)	(715,612)	—	—
(482,193)	—	—	—	—	—

—	—	(5,972,929)	(4,712,617)	(1,928,036)	(1,812,725)
(1,609,782)	—	—	—	—	—

—	—	(3,869)	(2)	—	—
(23)	—	—	—	—	—

(3,480,253)	—	(9,550,906)	(8,026,370)	(2,179,511)	(1,971,935)

102,072,915	24,952,684	267,797,359	83,296,249	(2,276,535)	3,749,020

63,161,053	67,037,113	261,036,087	133,879,011	(4,471,861)	3,804,131

553,324,309	486,287,196	463,371,668	329,492,657	67,836,183	64,032,052

$616,485,362	$553,324,309	$724,407,755	$463,371,668	$63,364,322	$67,836,183

$7,193	$10,372	$508,249	$117,587	$(69,864)	$(61,308)

Sterling Capital Funds

    Statements of Changes in Net Assets, continued

	Sterling Capital Intermediate U.S. Government Fund
	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010
From Investment Activities:
Operations:
Net investment income	$4,696,520	$6,080,730
Net realized gain	364,812	358,846
Change in unrealized appreciation/depreciation	519,239	4,980,048

Change in net assets from operations	5,580,571	11,419,624

Distributions to Class A Shareholders:
Net investment income	(388,302)	(374,693)
Net realized gains from investment transactions	—	—
Distributions to Class B Shareholders:
Net investment income	(44,359)	(68,197)
Net realized gains from investment transactions	—	—
Distributions to Class C Shareholders:
Net investment income	(12,479)	(9,864)
Net realized gains from investment transactions	—	—
Distributions to Institutional Class Shareholders:
Net investment income	(5,383,635)	(6,151,978)
Net realized gains from investment transactions	—	—
Distributions to Class R Shareholders:
Net investment income	—	—
Net realized gains from investment transactions	—	—

Change in net assets from shareholder distributions	(5,828,775)	(6,604,732)

Capital Transactions:
Change in net assets from capital transactions	(21,876,200)	(4,946,835)

Change in net assets	(22,124,404)	(131,943)
Net Assets:
Beginning of year	193,556,809	193,688,752

End of year	$171,432,405	$193,556,809

Accumulated undistributed net investment income	$1,563,584	$1,781,240

See accompanying notes to the financial statements.

Sterling Capital Total Return Bond Fund		Sterling Capital Kentucky Intermediate Tax-Free Fund		Sterling Capital Maryland Intermediate Tax-Free Fund
For the Year Ended September 30, 2011	For the Year Ended September 30, 2010	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010

$15,608,318	$16,142,317	$667,405	$643,601	$975,080	$927,333
14,268,158	11,061,276	51,975	240,755	211,605	134,739
(13,665,787)	11,242,260	(55,570)	315,084	(157,407)	692,202

16,210,689	38,445,853	663,810	1,199,440	1,029,278	1,754,274

(1,348,602)	(996,048)	(227,910)	(214,321)	(254,810)	(247,523)
(634,430)	(13,422)	(38,264)	(73,964)	(39,478)	(1,441)

(142,390)	(188,149)	—	—	—	—
(87,766)	(3,855)	—	—	—	—

(90,958)	(40,862)	—	—	—	—
(45,094)	(356)	—	—	—	—

(16,555,119)	(17,065,752)	(437,764)	(427,340)	(717,536)	(676,872)
(7,357,525)	(255,197)	(72,893)	(134,098)	(93,115)	(3,717)

(286)	(442)	—	—	—	—
(102)	—	—	—	—	—

(26,262,272)	(18,564,083)	(776,831)	(849,723)	(1,104,939)	(929,553)

16,123,293	41,144,313	(1,064,194)	3,501,264	(3,603,399)	8,284,070

6,071,710	61,026,083	(1,177,215)	3,850,981	(3,679,060)	9,108,791

422,277,422	361,251,339	23,663,822	19,812,841	38,085,394	28,976,603

$428,349,132	$422,277,422	$22,486,607	$23,663,822	$34,406,334	$38,085,394

$801,183	$445,395	$2,445	$2,442	$381	$381

Sterling Capital Funds

    Statements of Changes in Net Assets, continued

	Sterling Capital North Carolina Intermediate Tax-Free Fund
	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010
From Investment Activities:
Operations:
Net investment income	$5,810,148	$5,266,844
Net realized gain	1,254,011	1,068,103
Change in unrealized appreciation/depreciation	382,912	2,695,776

Change in net assets from operations	7,447,071	9,030,723

Distributions to Class A Shareholders:
Net investment income	(1,315,194)	(1,054,124)
Net realized gains from investment transactions	(262,531)	(198,488)
Distributions to Institutional Class Shareholders:
Net investment income	(4,485,011)	(4,204,568)
Net realized gains from investment transactions	(794,016)	(797,240)

Change in net assets from shareholder distributions	(6,856,752)	(6,254,420)

Capital Transactions:
Change in net assets from capital transactions	17,781,903	31,752,598

Change in net assets	18,372,222	34,528,901
Net Assets:
Beginning of year	194,407,550	159,878,649

End of year	$212,779,772	$194,407,550

Accumulated undistributed (distributions in excess of) net investment income	$69,242	$69,116

See accompanying notes to the financial statements.

Sterling Capital South Carolina Intermediate Tax-Free Fund		Sterling Capital Virginia Intermediate Tax-Free Fund		Sterling Capital West Virginia Intermediate Tax-Free Fund
For the Year Ended September 30, 2011	For the Year Ended September 30, 2010	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010

$1,327,866	$1,064,858	$3,195,904	$2,993,723	$3,450,322	$3,175,509
259,552	149,905	213,879	377,135	415,515	104,867
239,280	913,311	81,055	1,412,409	(379,139)	1,431,326

1,826,698	2,128,074	3,490,838	4,783,267	3,486,698	4,711,702

(376,076)	(346,635)	(973,747)	(732,727)	(961,280)	(780,468)
(41,431)	—	(121,044)	(209,494)	(29,936)	(32,736)

(946,666)	(711,699)	(2,220,233)	(2,259,089)	(2,468,656)	(2,375,666)
(92,871)	—	(245,955)	(663,572)	(70,247)	(104,016)

(1,457,044)	(1,058,334)	(3,560,979)	(3,864,882)	(3,530,119)	(3,292,886)

10,357,591	15,874,992	5,330,656	19,757,902	4,666,863	16,082,320

10,727,245	16,944,732	5,260,515	20,676,287	4,623,442	17,501,136

45,473,526	28,528,794	112,505,537	91,829,250	100,618,401	83,117,265

$56,200,771	$45,473,526	$117,766,052	$112,505,537	$105,241,843	$100,618,401

$3,745	$2,876	$41,556	$41,557	$(36,286)	$(38,193)

Sterling Capital Funds

Statements of Changes in Net Assets, continued

	Sterling Capital National Tax-Free Money Market Fund
	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010
From Investment Activities:
Operations:
Net investment income	$23,995	$67,893
Net realized gain (loss)	166	235
Change in unrealized appreciation/depreciation	—	—

Change in net assets from operations	24,161	68,128

Distributions to Class A Shareholders:
Net investment income	(9)	(6)
Distributions to Class B Shareholders:
Net investment income	—	—
Distributions to Class C Shareholders:
Net investment income	—	—
Distributions to Institutional Class Shareholders:
Net investment income	(23,986)	(67,887)

Change in net assets from shareholder distributions	(23,995)	(67,893)

Capital Transactions:
Change in net assets from capital transactions	(1,696,414)	(105,450,174)

Change in net assets	(1,696,248)	(105,449,939)
Net Assets:
Beginning of year	155,488,831	260,938,770

End of year	$153,792,583	$155,488,831

Accumulated undistributed (distributions in excess of) net investment income	$1,289	$1,123

See accompanying notes to the financial statements.

Sterling Capital Prime Money Market Fund		Sterling Capital U.S. Treasury Money Market Fund		Sterling Capital Strategic Allocation Conservative Fund
For the Year Ended September 30, 2011	For the Year Ended September 30, 2010	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010

$59,819	$329,532	$29,377	$277,603	$354,239	$424,657
—	(18,963)	—	—	238,248	310,195
—	—	—	—	(799,965)	632,753

59,819	310,569	29,377	277,603	(207,478)	1,367,605

(17,002)	(94,245)	(13,291)	(99,439)	(263,358)	(208,070)

(117)	(806)	(56)	(487)	(51,279)	(57,985)

(51)	(301)	(7)	(78)	(3,330)	(2,907)

(42,650)	(234,180)	(16,023)	(177,599)	(138,193)	(160,463)

(59,820)	(329,532)	(29,377)	(277,603)	(456,160)	(429,425)

(77,250,419)	(582,591,430)	(97,117,179)	(256,426,060)	2,713,470	(911,665)

(77,250,420)	(582,610,393)	(97,117,179)	(256,426,060)	2,049,832	26,515

570,772,656	1,153,383,049	345,410,697	601,836,757	14,557,247	14,530,732

$493,522,236	$570,772,656	$248,293,518	$345,410,697	$16,607,079	$14,557,247

$2,202	$2,203	$2,052	$2,052	$965	$(3)

Sterling Capital Funds

Statements of Changes in Net Assets, continued

	Sterling Capital Strategic Allocation Balanced Fund
	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010
From Investment Activities:
Operations:
Net investment income	$568,048	$763,481
Net realized gain (loss)	575,798	(2,683,861)
Change in unrealized appreciation/depreciation	(2,118,015)	5,475,263

Change in net assets from operations	(974,169)	3,554,883

Distributions to Class A Shareholders:
Net investment income	(555,638)	(573,059)
Distributions to Class B Shareholders:
Net investment income	(117,926)	(164,202)
Distributions to Class C Shareholders:
Net investment income	(3,965)	(2,023)
Distributions to Institutional Class Shareholders:
Net investment income	(19,747)	(30,576)

Change in net assets from shareholder distributions	(697,276)	(769,860)

Capital Transactions:
Change in net assets from capital transactions	(2,244,133)	(3,811,025)

Change in net assets	(3,915,578)	(1,026,002)
Net Assets:
Beginning of year	36,544,661	37,570,663

End of year	$32,629,083	$36,544,661

Accumulated undistributed (distributions in excess of) net investment income	$981	$1

See accompanying notes to the financial statements.

Sterling Capital Strategic Allocation Growth Fund		Sterling Capital Strategic Allocation Equity Fund
For the Year Ended September 30, 2011	For the Year Ended September 30, 2010	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010

$301,971	$439,669	$55,247	$94,920
317,806	(2,656,759)	84,689	(972,536)
(1,653,544)	4,826,126	(656,666)	1,701,090

(1,033,767)	2,609,036	(516,730)	823,474

(253,260)	(310,591)	(36,522)	(73,354)

(61,068)	(96,586)	(19,158)	(18,738)

(1,574)	(1,507)	(108)	(103)

(25,014)	(33,543)	(471)	(2,733)

(340,916)	(442,227)	(56,259)	(94,928)

(3,459,430)	(2,543,776)	(763,412)	(1,546,946)

(4,834,113)	(376,967)	(1,336,401)	(818,400)

27,954,283	28,331,250	8,904,724	9,723,124

$23,120,170	$27,954,283	$7,568,323	$8,904,724

$270	$16	$—	$(8)

Sterling Capital Funds

Statements of Changes in Net Assets, continued

	Sterling Capital Select Equity Fund
	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$1,306,679	$1,873,968
Proceeds from shares issued in reorganization	—	—
Distributions reinvested	273,561	298,975
Value of shares redeemed.	(4,558,635)	(3,884,963)

Change in net assets from Class A Share transactions	(2,978,395)	(1,712,020)
Class B Shares:
Proceeds from shares issued	—	3,397
Proceeds from shares issued in reorganization	—	—
Distributions reinvested	4,426	9,086
Value of shares redeemed.	(1,183,282)	(1,586,831)

Change in net assets from Class B Share transactions	(1,178,856)	(1,574,348)
Class C Shares:
Proceeds from shares issued	446,921	37,394
Proceeds from shares issued in reorganization	—	—
Distributions reinvested	468	364
Value of shares redeemed.	(350,213)	(25,101)

Change in net assets from Class C Share transactions	97,176	12,657
Institutional Shares:
Proceeds from shares issued	13,216,687	25,938,993
Proceeds from shares issued in reorganization	—	—
Distributions reinvested	2,052,268	2,142,283
Value of shares redeemed.	(34,036,409)	(30,172,287)

Change in net assets from Institutional Share transactions	(18,767,454)	(2,091,011)
Class R Shares:
Proceeds from shares issued	—	—
Distributions reinvested	—	—

Change in net assets from Class R Share transactions	—	—

Change in net assets from capital transactions	$(22,827,529)	$(5,364,722)

Share Transactions:
Class A Shares:
Issued	113,406	178,138
Issued in reorganization	—	—
Reinvested	23,879	28,862
Redeemed.	(394,692)	(370,283)

Change in Class A Shares	(257,407)	(163,283)
Class B Shares:
Issued	—	325
Issued in reorganization	—	—
Reinvested	383	910
Redeemed.	(104,881)	(153,876)

Change in Class B Shares	(104,498)	(152,641)
Class C Shares:
Issued	37,539	3,641
Issued in reorganization	—	—
Reinvested	40	36
Redeemed.	(30,092)	(2,424)

Change in Class C Shares	7,487	1,253
Institutional Shares:
Issued	1,143,237	2,497,662
Issued in reorganization	—	—
Reinvested	178,555	205,444
Redeemed	(2,944,639)	(2,864,323)

Change in Institutional Shares	(1,622,847)	(161,217)
Class R Shares:
Issued	—	—
Reinvested	—	—

Change in Class R Shares	—	—

Change in Shares	(1,977,265)	(475,888)

(a)	Fractional share.

See accompanying notes to the financial statements.

Sterling Capital Mid Value Fund		Sterling Capital Small Value Fund
For the Year Ended September 30, 2011	For the Year Ended September 30, 2010	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010

$4,129,954	$2,870,738	$2,453,868	$691,577
—	5,898,265	—	4,823,599
82,160	41,433	—	15,377
(3,815,899)	(2,431,070)	(1,230,919)	(438,388)

396,215	6,379,366	1,222,949	5,092,165

17,386	18,231	3,747	20,551
—	1,265,846	—	1,039,671
—	578	—	—
(1,156,345)	(1,379,754)	(400,005)	(188,467)

(1,138,959)	(95,099)	(396,258)	871,755

142,570	268,770	41,541	38,609
—	72,648	—	17,265
—	77	—	29
(158,574)	(120,962)	(9,583)	—

(16,004)	220,533	31,958	55,903

79,874,150	90,925,122	31,667,164	25,776,748
—	69,504,565	—	22,752,363
1,632,364	1,113,413	—	282,125
(82,821,790)	(72,694,448)	(21,926,975)	(18,247,462)

(1,315,276)	88,848,652	9,740,189	30,563,774

—	100	—	100
1	—	—	—

1	100	—	100

$(2,074,023)	$95,353,552	$10,598,838	$36,583,697

299,913	247,446	184,213	62,722
—	533,366	—	457,112
6,200	3,559	—	1,375
(284,646)	(212,223)	(95,928)	(39,502)

21,467	572,148	88,285	481,707

1,337	1,630	294	1,770
—	119,580	—	98,525
—	54	—	—
(89,801)	(125,368)	(30,375)	(16,799)

(88,464)	(4,104)	(30,081)	83,496

10,736	25,005	3,284	3,449
—	6,874	—	1,636
—	7	—	2
(11,760)	(10,998)	(793)	—

(1,024)	20,888	2,491	5,087

5,827,023	7,899,523	2,363,110	2,348,845
—	6,253,352	—	2,156,153
123,183	94,163	—	25,419
(6,098,326)	(6,382,508)	(1,729,664)	(1,672,595)

(148,120)	7,864,530	633,446	2,857,822

—	9	—	10
— (a)	—	—	—

—	9	—	10

(216,141)	8,453,471	694,141	3,428,122

Sterling Capital Funds

Statements of Changes in Net Assets, continued

	Sterling Capital International Fund
	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$544,336	$774,803
Distributions reinvested	—	67,212
Value of shares redeemed	(880,374)	(412,591)

Change in net assets from Class A Share transactions	(336,038)	429,424
Class B Shares:
Proceeds from shares issued	4,009	12,418
Distributions reinvested	—	13,416
Value of shares redeemed	(227,364)	(171,023)

Change in net assets from Class B Share transactions	(223,355)	(145,189)
Class C Shares:
Proceeds from shares issued	33,240	61,384
Distributions reinvested	—	1,243
Value of shares redeemed	(100,807)	(64,606)

Change in net assets from Class C Share transactions	(67,567)	(1,979)
Institutional Shares:
Proceeds from shares issued	11,055,206	17,518,739
Distributions reinvested	—	1,313,469
Value of shares redeemed	(14,476,908)	(24,359,077)

Change in net assets from Institutional Share transactions	(3,421,702)	(5,526,869)
Class R Shares:
Proceeds from shares issued	—	—
Distributions reinvested	—	—
Value of shares redeemed	—	—

Change in net assets from Class R Share transactions	—	—

Change in net assets from capital transactions	$(4,048,662)	$(5,244,613)

Share Transactions:
Class A Shares:
Issued	103,692	157,914
Reinvested	—	13,469
Redeemed	(171,054)	(86,475)

Change in Class A Shares	(67,362)	84,908
Class B Shares:
Issued	854	2,853
Reinvested	—	3,029
Redeemed	(49,022)	(39,813)

Change in Class B Shares	(48,168)	(33,931)
Class C Shares:
Issued	7,224	14,545
Reinvested	—	281
Redeemed	(22,842)	(14,565)

Change in Class C Shares	(15,618)	261
Institutional Shares:
Issued	2,080,881	3,550,284
Reinvested	—	255,042
Redeemed	(2,681,243)	(5,026,016)

Change in Institutional Shares	(600,362)	(1,220,690)
Class R Shares:
Issued	—	—
Reinvested	—	—
Redeemed	—	—

Change in Class R Shares	—	—

Change in Shares	(731,510)	(1,169,452)

(a)	Fractional share.

See accompanying notes to the financial statements.

Sterling Capital Special Opportunities Fund		Sterling Capital Equity Income Fund		Sterling Capital Short-Term Bond Fund
For the Year Ended September 30, 2011	For the Year Ended September 30, 2010	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010

$42,547,882	$51,993,177	$115,268,295	$56,192,472	$1,086,414	$4,110,791
1,162,491	—	2,481,187	2,155,411	232,528	144,544
(39,778,101)	(39,871,310)	(45,007,593)	(29,827,673)	(1,116,100)	(1,432,444)

3,932,272	12,121,867	72,741,889	28,520,210	202,842	2,822,891

101,183	343,236	368,399	417,400	—	—
140,106	—	76,343	159,855	—	—
(5,676,023)	(3,658,508)	(2,436,376)	(2,011,466)	—	—

(5,434,734)	(3,315,272)	(1,991,634)	(1,434,211)	—	—

17,883,379	18,967,620	46,746,433	28,710,451	—	—
454,558	—	572,163	637,652	—	—
(15,855,849)	(8,876,442)	(11,762,809)	(5,905,408)	—	—

2,482,088	10,091,178	35,555,787	23,442,695	—	—

160,836,610	72,577,644	212,268,199	91,200,777	28,008,022	44,168,629
1,199,576	—	4,494,951	3,193,068	430,631	345,286
(61,286,798)	(66,522,833)	(55,927,133)	(61,626,392)	(30,918,030)	(43,587,786)

100,749,388	6,054,811	160,836,017	32,767,453	(2,479,377)	926,129

343,900	100	663,854	102	—	—
1	—	1,250	—	—	—
—	—	(9,804)	—	—	—

343,901	100	655,300	102	—	—

$102,072,915	$24,952,684	$267,797,359	$83,296,249	$(2,276,535)	$3,749,020

2,440,066	3,355,853	8,227,767	4,535,254	113,570	426,037
67,982	—	176,768	173,740	24,408	14,986
(2,300,350)	(2,593,295)	(3,187,795)	(2,433,573)	(117,223)	(148,442)

207,698	762,558	5,216,740	2,275,421	20,755	292,581

6,102	22,957	26,424	34,155	—	—
8,735	—	5,442	12,953	—	—
(353,788)	(251,243)	(173,173)	(165,060)	—	—

(338,951)	(228,286)	(141,307)	(117,952)	—	—

1,085,144	1,291,925	3,353,006	2,348,842	—	—
28,321	—	41,054	51,694	—	—
(974,809)	(610,429)	(842,642)	(485,022)	—	—

138,656	681,496	2,551,418	1,915,514	—	—

8,923,269	4,599,664	15,129,888	7,384,647	2,933,323	4,580,436
68,743	—	319,591	256,959	45,186	35,804
(3,452,570)	(4,230,147)	(3,967,552)	(5,030,921)	(3,236,851)	(4,523,559)

5,539,442	369,517	11,481,927	2,610,685	(258,342)	92,681

18,575	7	46,439	8	—	—
— (a)	—	91	—	—	—
—	—	(710)	—	—	—

18,575	7	45,820	8	—	—

5,565,420	1,585,292	19,154,598	6,683,676	(237,587)	385,262

Sterling Capital Funds

Statements of Changes in Net Assets, continued

	Sterling Capital Intermediate U.S. Government Fund
	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$2,482,590	$4,505,216
Distributions reinvested	359,049	338,424
Value of shares redeemed	(3,683,848)	(3,763,183)

Change in net assets from Class A Share transactions	(842,209)	1,080,457
Class B Shares:
Proceeds from shares issued	17,699	102,822
Distributions reinvested	42,321	65,859
Value of shares redeemed	(1,110,225)	(801,098)

Change in net assets from Class B Share transactions	(1,050,205)	(632,417)
Class C Shares:
Proceeds from shares issued	319,702	238,283
Distributions reinvested	11,574	7,308
Value of shares redeemed	(206,958)	(145,608)

Change in net assets from Class C Share transactions	124,318	99,983
Institutional Shares:
Proceeds from shares issued	58,098,418	75,251,756
Distributions reinvested	1,578,337	1,890,858
Value of shares redeemed	(79,784,859)	(82,637,472)

Change in net assets from Institutional Share transactions	(20,108,104)	(5,494,858)
Class R Shares:
Proceeds from shares issued	—	—
Distributions reinvested	—	—
Value of shares redeemed	—	—

Change in net assets from Class R Share transactions	—	—

Change in net assets from capital transactions	$(21,876,200)	$(4,946,835)

Share Transactions:
Class A Shares:
Issued	232,957	422,099
Reinvested	33,842	31,771
Redeemed	(347,581)	(355,043)

Change in Class A Shares	(80,782)	98,827
Class B Shares:
Issued	1,689	9,743
Reinvested	4,003	6,208
Redeemed.	(105,154)	(75,634)

Change in Class B Shares	(99,462)	(59,683)
Class C Shares:
Issued	29,809	22,353
Reinvested	1,093	687
Redeemed	(19,501)	(13,795)

Change in Class C Shares	11,401	9,245
Institutional Shares:
Issued	5,481,308	7,082,674
Reinvested	148,560	177,406
Redeemed	(7,485,145)	(7,740,047)

Change in Institutional Shares	(1,855,277)	(479,967)
Class R Shares:
Issued	—	—
Reinvested	—	—
Redeemed	—	—

Change in Class R Shares	—	—

Change in Shares	(2,024,120)	(431,578)

See accompanying notes to the financial statements.

Sterling Capital Total Return Bond Fund		Sterling Capital Kentucky Intermediate Tax-Free Fund		Sterling Capital Maryland Intermediate Tax-Free Fund
For the Year Ended September 30, 2011	For the Year Ended September 30, 2010	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010

$13,937,015	$17,946,667	$1,876,423	$1,652,461	$1,808,094	$3,865,425
1,835,147	937,006	171,746	212,686	231,522	188,548
(9,185,657)	(4,393,142)	(1,670,955)	(608,591)	(4,494,655)	(803,200)

6,586,505	14,490,531	377,214	1,256,556	(2,455,039)	3,250,773

357,115	368,858	—	—	—	—
218,289	181,092	—	—	—	—
(1,444,031)	(1,392,427)	—	—	—	—

(868,627)	(842,477)	—	—	—	—

3,835,293	1,677,308	—	—	—	—
119,566	38,749	—	—	—	—
(1,818,325)	(48,269)	—	—	—	—

2,136,534	1,667,788	—	—	—	—

109,416,093	124,403,924	4,358,758	6,222,750	7,505,892	9,290,636
11,133,580	7,433,934	6,361	4,288	120,550	70,460
(112,244,050)	(106,050,848)	(5,806,527)	(3,982,330)	(8,774,802)	(4,327,799)

8,305,623	25,787,010	(1,441,408)	2,244,708	(1,148,360)	5,033,297

—	41,019	—	—	—	—
312	442	—	—	—	—
(37,054)	—	—	—	—	—

(36,742)	41,461	—	—	—	—

$16,123,293	$41,144,313	$(1,064,194)	$3,501,264	$(3,603,399)	$8,284,070

1,263,511	1,633,596	177,324	156,280	163,416	352,058
167,607	85,073	16,266	20,123	21,099	17,147
(837,917)	(402,439)	(159,252)	(57,857)	(412,346)	(73,305)

593,201	1,316,230	34,338	118,546	(227,831)	295,900

32,399	33,411	—	—	—	—
19,926	16,494	—	—	—	—
(131,192)	(126,923)	—	—	—	—

(78,867)	(77,018)	—	—	—	—

348,171	152,524	—	—	—	—
10,908	3,495	—	—	—	—
(166,194)	(4,401)	—	—	—	—

192,885	151,618	—	—	—	—

9,958,709	11,308,728	412,636	589,502	684,151	848,859
1,016,189	676,154	606	406	10,959	6,395
(10,222,066)	(9,615,329)	(551,092)	(377,904)	(802,833)	(393,661)

752,832	2,369,553	(137,850)	212,004	(107,723)	461,593

—	3,698	—	—	—	—
29	39	—	—	—	—
(3,265)	—	—	—	—	—

(3,236)	3,737	—	—	—	—

1,456,815	3,764,120	(103,512)	330,550	(335,554)	757,493

Sterling Capital Funds

Statements of Changes in Net Assets, continued

	Sterling Capital North Carolina Intermediate Tax-Free Fund
	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$12,062,122	$18,279,880
Distributions reinvested	1,188,282	937,820
Value of shares redeemed	(8,573,729)	(3,174,236)

Change in net assets from Class A Share transactions	4,676,675	16,043,464
Institutional Shares:
Proceeds from shares issued	47,005,341	48,039,734
Distributions reinvested	491,929	297,178
Value of shares redeemed	(34,392,042)	(32,627,778)

Change in net assets from Institutional Share transactions	13,105,228	15,709,134

Change in net assets from capital transactions	$17,781,903	$31,752,598

Share Transactions:
Class A Shares:
Issued	1,116,654	1,698,060
Reinvested	110,459	86,951
Redeemed	(800,395)	(294,390)

Change in Class A Shares	426,718	1,490,621
Institutional Shares:
Issued	4,371,583	4,463,190
Reinvested	45,654	27,537
Redeemed	(3,189,003)	(3,031,390)

Change in Institutional Shares	1,228,234	1,459,337

Change in Shares	1,654,952	2,949,958

See accompanying notes to the financial statements.

Sterling Capital South Carolina Intermediate Tax-Free Fund		Sterling Capital Virginia Intermediate Tax-Free Fund		Sterling Capital West Virginia Intermediate Tax-Free Fund
For the Year Ended September 30, 2011	For the Year Ended September 30, 2010	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010

$2,674,952	$4,684,576	$10,660,614	$16,772,363	$4,499,294	$10,426,589
359,482	313,137	758,929	710,183	678,285	531,561
(2,067,448)	(1,278,839)	(7,412,557)	(2,767,743)	(2,202,987)	(1,052,717)

966,986	3,718,874	4,006,986	14,714,803	2,974,592	9,905,433

20,486,170	17,684,617	17,707,604	17,058,923	15,908,089	15,576,892
121,414	83,271	141,565	52,397	67,531	65,070
(11,216,979)	(5,611,770)	(16,525,499)	(12,068,221)	(14,283,349)	(9,465,075)

9,390,605	12,156,118	1,323,670	5,043,099	1,692,271	6,176,887

$10,357,591	$15,874,992	$5,330,656	$19,757,902	$4,666,863	$16,082,320

249,169	436,592	891,130	1,402,257	447,037	1,042,175
33,574	29,356	63,950	59,606	68,136	53,130
(192,377)	(120,430)	(624,449)	(232,132)	(221,995)	(105,090)

90,366	345,518	330,631	1,229,731	293,178	990,215

1,927,693	1,674,989	1,497,093	1,432,235	1,596,926	1,558,216
11,408	7,853	11,930	4,380	6,790	6,512
(1,061,112)	(530,596)	(1,389,740)	(1,008,782)	(1,427,151)	(946,626)

877,989	1,152,246	119,283	427,833	176,565	618,102

968,355	1,497,764	449,914	1,657,564	469,743	1,608,317

Sterling Capital Funds

Statements of Changes in Net Assets, continued

	Sterling Capital National Tax-Free Money Market Fund
	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$275,877	$193,086
Distributions reinvested	9	5
Value of shares redeemed	(197,213)	(139,315)

Change in net assets from Class A Share transactions	78,673	53,776
Class B Shares:
Proceeds from shares issued	—	—
Distributions reinvested	—	—
Value of shares redeemed	—	—

Change in net assets from Class B Share transactions	—	—
Class C Shares:
Proceeds from shares issued	—	—
Distributions reinvested	—	—
Value of shares redeemed	—	—

Change in net assets from Class C Share transactions	—	—
Institutional Shares:
Proceeds from shares issued	219,407,698	254,452,716
Distributions reinvested	382	982
Value of shares redeemed	(221,183,167)	(359,957,648)

Change in net assets from Institutional Share transactions	(1,775,087)	(105,503,950)

Change in net assets from capital transactions	$(1,696,414)	$(105,450,174)

Share Transactions:
Class A Shares:
Issued	275,877	193,086
Reinvested	9	5
Redeemed	(197,214)	(139,315)

Change in Class A Shares	78,672	53,776
Class B Shares:
Issued	—	—
Reinvested	—	—
Redeemed	—	—

Change in Class B Shares	—	—
Class C Shares:
Issued	—	—
Reinvested	—	—
Redeemed	—	—

Change in Class C Shares	—	—
Institutional Shares:
Issued	219,407,698	254,452,716
Reinvested	382	982
Redeemed	(221,183,167)	(359,957,648)

Change in Institutional Shares	(1,775,087)	(105,503,950)

Change in Shares	(1,696,415)	(105,450,174)

See accompanying notes to the financial statements.

Sterling Capital Prime Money Market Fund		Sterling Capital U.S. Treasury Money Market Fund		Sterling Capital Strategic Allocation Conservative Fund
For the Year Ended September 30, 2011	For the Year Ended September 30, 2010	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010

$162,282,865	$132,211,386	$121,360,013	$113,397,348	$5,015,386	$1,595,118
16,754	94,134	13,021	99,288	255,171	202,858
(171,557,820)	(230,509,387)	(128,165,069)	(145,385,305)	(1,326,128)	(924,550)

(9,258,201)	(98,203,867)	(6,792,035)	(31,888,669)	3,944,429	873,426

392,192	345,965	607,992	222,141	116,290	48,341
111	777	54	473	51,132	57,630
(731,298)	(753,971)	(647,253)	(486,491)	(708,751)	(1,059,080)

(338,995)	(407,229)	(39,207)	(263,877)	(541,329)	(953,109)

831,428	345,883	25,090	97,671	59,041	34,938
49	262	7	78	3,330	2,907
(645,650)	(759,306)	(43,171)	(57,218)	(29,965)	(20,331)

185,827	(413,161)	(18,074)	40,531	32,406	17,514

1,072,199,722	1,137,654,760	494,334,835	601,947,679	546,674	674,652
8,746	60,616	3,677	32,221	136,657	158,491
(1,140,047,518)	(1,621,282,549)	(584,606,375)	(826,293,945)	(1,405,367)	(1,682,639)

(67,839,050)	(483,567,173)	(90,267,863)	(224,314,045)	(722,036)	(849,496)

$(77,250,419)	$(582,591,430)	$(97,117,179)	$(256,426,060)	$2,713,470	$(911,665)

162,282,865	132,211,386	121,360,013	113,397,348	539,236	182,820
16,754	94,134	13,021	99,288	27,653	23,219
(171,557,820)	(230,509,387)	(128,165,069)	(145,385,305)	(142,259)	(105,840)

(9,258,201)	(98,203,867)	(6,792,035)	(31,888,669)	424,630	100,199

392,192	345,965	607,992	222,141	12,441	5,548
111	777	54	473	5,510	6,599
(731,298)	(753,971)	(647,253)	(486,491)	(75,930)	(121,839)

(338,995)	(407,229)	(39,207)	(263,877)	(57,979)	(109,692)

831,428	345,883	25,090	97,671	6,319	4,012
49	262	7	78	361	334
(645,650)	(759,306)	(43,171)	(57,218)	(3,243)	(2,307)

185,827	(413,161)	(18,074)	40,531	3,437	2,039

1,072,199,721	1,137,654,760	494,334,835	601,947,679	57,633	77,032
8,746	60,616	3,677	32,221	14,639	17,968
(1,140,047,518)	(1,621,282,549)	(584,606,375)	(826,293,945)	(149,029)	(190,379)

(67,839,051)	(483,567,173)	(90,267,863)	(224,314,045)	(76,757)	(95,379)

(77,250,420)	(582,591,430)	(97,117,179)	(256,426,060)	293,331	(102,833)

Sterling Capital Funds

Statements of Changes in Net Assets, continued

Capital Transactions:	Sterling Capital Strategic Allocation Balanced Fund
	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010
Class A Shares:
Proceeds from shares issued	$5,474,152	$3,214,410
Distributions reinvested	547,144	564,372
Value of shares redeemed	(4,747,071)	(4,682,727)

Change in net assets from Class A Share transactions	1,274,225	(903,945)
Class B Shares:
Proceeds from shares issued	65,635	66,952
Distributions reinvested	117,632	163,364
Value of shares redeemed	(3,204,333)	(2,979,289)

Change in net assets from Class B Share transactions	(3,021,066)	(2,748,973)
Class C Shares:
Proceeds from shares issued	251,737	110,268
Distributions reinvested	3,965	2,023
Value of shares redeemed	(36,473)	(23,710)

Change in net assets from Class C Share transactions	219,229	88,581
Institutional Shares:
Proceeds from shares issued	60,466	57,459
Distributions reinvested	18,878	29,000
Value of shares redeemed	(795,865)	(333,147)

Change in net assets from Institutional Share transactions	(716,521)	(246,688)

Change in net assets from capital transactions	$(2,244,133)	$(3,811,025)

Share Transactions:
Class A Shares:
Issued	614,538	400,068
Reinvested	61,998	70,379
Redeemed	(533,320)	(577,766)

Change in Class A Shares	143,216	(107,319)
Class B Shares:
Issued	7,494	8,675
Reinvested	13,526	20,856
Redeemed	(368,043)	(378,343)

Change in Class B Shares	(347,023)	(348,812)
Class C Shares:
Issued	28,265	13,719
Reinvested	454	256
Redeemed	(4,221)	(3,084)

Change in Class C Shares	24,498	10,891
Institutional Shares:
Issued	6,819	7,053
Reinvested	2,122	3,595
Redeemed	(88,142)	(40,930)

Change in Institutional Shares	(79,201)	(30,282)

Change in Shares	(258,510)	(475,522)

See accompanying notes to the financial statements.

Sterling Capital Strategic Allocation Growth Fund		Sterling Capital Strategic Allocation Equity Fund
For the Year Ended September 30, 2011	For the Year Ended September 30, 2010	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010

$2,696,346	$2,007,029	$820,780	$992,664
251,872	309,062	35,113	70,109
(3,428,291)	(2,428,605)	(805,733)	(1,112,685)

(480,073)	(112,514)	50,160	(49,912)

20,188	13,572	—	25,269
60,176	95,344	19,135	18,691
(2,615,756)	(2,492,057)	(845,936)	(915,440)

(2,535,392)	(2,383,141)	(826,801)	(871,480)

89,637	57,913	11,433	15,495
1,574	1,507	108	103
(1,180)	(11,486)	—	(5,356)

90,031	47,934	11,541	10,242

148,178	74,782	11,472	17,994
24,796	33,541	471	2,291
(706,970)	(204,378)	(10,255)	(656,081)

(533,996)	(96,055)	1,688	(635,796)

$(3,459,430)	$(2,543,776)	$(763,412)	$(1,546,946)

325,991	273,552	103,391	139,104
30,497	42,200	4,401	10,023
(420,945)	(331,303)	(101,438)	(157,301)

(64,457)	(15,551)	6,354	(8,174)

2,439	1,822	—	3,744
7,404	13,353	2,512	2,778
(325,308)	(348,757)	(112,033)	(135,520)

(315,465)	(333,582)	(109,521)	(128,998)

11,183	8,036	1,518	2,305
194	211	14	15
(151)	(1,610)	—	(817)

11,226	6,637	1,532	1,503

18,216	10,056	1,661	2,448
3,003	4,570	58	324
(83,810)	(27,583)	(1,316)	(95,000)

(62,591)	(12,957)	403	(92,228)

(431,287)	(355,453)	(101,232)	(227,897)

Sterling Capital Funds

Financial Highlights, Class A Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net investment income (loss)(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital Select Equity Fund
Year Ended September 30, 2011	$10.52	0.11	(0.62)	(0.51)	(0.11)	—	—	(0.11)
Year Ended September 30, 2010	$10.08	0.10	0.45	0.55	(0.11)	—	—	(0.11)
Year Ended September 30, 2009	$11.31	0.11	(1.22)	(1.11)	(0.12)	—	—	(0.12)
Year Ended September 30, 2008	$19.13	0.15	(5.14)	(4.99)	(0.10)	(2.73)	—	(2.83)
Year Ended September 30, 2007	$20.33	0.24	2.14	2.38	(0.23)	(3.35)	—	(3.58)
Sterling Capital Mid Value Fund
Year Ended September 30, 2011	$12.08	0.04	(0.70)	(0.66)	(0.05)	—	—	(0.05)
Year Ended September 30, 2010	$10.81	0.04	1.27	1.31	(0.04)	—	—	(0.04)
Year Ended September 30, 2009	$10.50	0.02	0.31	0.33	(0.02)	—	—	(0.02)
Year Ended September 30, 2008	$14.93	0.02	(3.07)	(3.05)	(0.02)	(1.36)	—	(1.38)
Year Ended September 30, 2007	$13.49	0.04	2.13	2.17	(0.04)	(0.69)	—	(0.73)
Sterling Capital Small Value Fund
Year Ended September 30, 2011	$11.19	(0.05)	(0.35)	(0.40)	—	—	—	—
February 1, 2010 to September 30, 2010(d)	$10.55	0.04	0.63	0.67	(0.03)	—	—	(0.03)
Sterling Capital International Fund
Year Ended September 30, 2011	$5.02	0.02	(0.96)	(0.94)	—	—	—	—
Year Ended September 30, 2010	$4.97	0.02	0.13	0.15	(0.10)	—	—	(0.10)
Year Ended September 30, 2009	$5.31	0.06	(0.28)	(0.22)	(0.12)	—	—	(0.12)
Year Ended September 30, 2008	$8.41	0.08	(2.41)	(2.33)	(0.02)	(0.75)	—	(0.77)
Year Ended September 30, 2007	$11.06	0.12	1.82	1.94	(0.07)	(4.52)	—	(4.59)
Sterling Capital Special Opportunities Fund
Year Ended September 30, 2011	$15.93	(0.06)	(0.52)	(0.58)	—	(0.10)	—	(0.10)
Year Ended September 30, 2010	$14.66	(0.06)	1.33	1.27	—	—	—	—
Year Ended September 30, 2009	$15.34	— (f)	— (f)	— (f)	— (f)	(0.57)	(0.11)	(0.68)
Year Ended September 30, 2008	$18.29	(0.08)	(2.12)	(2.20)	—	(0.75)	—	(0.75)
Year Ended September 30, 2007	$16.43	(0.01)	3.47	3.46	—	(1.60)	—	(1.60)
Sterling Capital Equity Income Fund
Year Ended September 30, 2011	$13.05	0.25	0.14 (g)	0.39	(0.19)	—	—	(0.19)
Year Ended September 30, 2010	$11.43	0.30	1.56	1.86	(0.24)	—	—	(0.24)
Year Ended September 30, 2009	$12.35	0.30	(0.99)	(0.69)	(0.20)	(0.03)	—	(0.23)
Year Ended September 30, 2008	$15.03	0.43	(2.21)	(1.78)	(0.32)	(0.58)	—	(0.90)
Year Ended September 30, 2007	$13.36	0.36	2.31	2.67	(0.32)	(0.68)	—	(1.00)
Sterling Capital Short-Term Bond Fund
Year Ended September 30, 2011	$9.68	0.17	(0.19)	(0.02)	(0.30)	—	—	(0.30)
Year Ended September 30, 2010	$9.66	0.16	0.10	0.26	(0.24)	—	—	(0.24)
Year Ended September 30, 2009	$9.54	0.24	0.19	0.43	(0.31)	—	—	(0.31)
Year Ended September 30, 2008	$9.52	0.33	0.07	0.40	(0.38)	—	—	(0.38)
Year Ended September 30, 2007	$9.48	0.36	0.07	0.43	(0.39)	—	—	(0.39)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Period from commencement of operations.

(e)	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 6.01%.

(f)	Amount is less than $0.005.

(g)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.

See accompanying notes to the financial statements.

			Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (b)		Net Assets, End of Period (000)	Ratio of net expenses to average net assets (c)	Ratio of net investment income (loss) to average net assets (c)	Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$9.90	(5.01)%		$24,603	1.08%	0.93%	1.47%	66.29%
$10.52	5.47%		$28,849	1.09%	0.98%	1.48%	119.85%
$10.08	(9.67)%		$29,290	1.06%	1.25%	1.45%	92.97%
$11.31	(29.46)%		$36,066	1.14%	1.05%	1.43%	38.43%
$19.13	12.55%		$58,771	1.16%	1.25%	1.47%	68.60%

$11.37	(5.51)%		$18,017	1.18%	0.32%	1.22%	38.30%
$12.08	12.09%		$18,890	1.20%	0.33%	1.30%	45.02%
$10.81	3.24%		$10,717	1.21%	0.19%	1.26%	46.83%
$10.50	(22.00)%		$28,068	1.14%	0.17%	1.18%	65.74%
$14.93	16.48%		$16,811	1.16%	0.27%	1.20%	58.59%

$10.79	(3.57)%		$6,152	1.33%	(0.39)%	1.69%	63.02%
$11.19	6.39	%(e)	$5,389	1.40%	0.49%	1.91%	95.89%

$4.08	(18.92)%		$2,803	1.62%	0.40%	2.02%	75.63%
$5.02	3.01%		$3,788	1.79%	0.49%	2.49%	145.31%
$4.97	(3.78)%		$3,333	1.74%	1.34%	2.13%	223.19%
$5.31	(30.82)%		$3,524	1.56%	1.11%	1.99%	112.65%
$8.41	20.13%		$5,204	1.38%	1.02%	1.75%	129.80%

$15.25	(3.72)%		$197,138	1.28%	(0.35)%	1.53%	31.51%
$15.93	8.66%		$202,670	1.29%	(0.38)%	1.55%	25.65%
$14.66	1.74%		$175,319	1.28%	0.02%	1.54%	45.22%
$15.34	(12.61)%		$123,249	1.24%	(0.48)%	1.49%	25.80%
$18.29	22.24%		$124,136	1.28%	(0.04)%	1.53%	49.43%

$13.25	2.93%		$214,622	1.18%	1.80%	1.43%	16.64%
$13.05	16.42%		$143,283	1.19%	2.43%	1.45%	21.63%
$11.43	(5.33)%		$99,480	1.18%	2.93%	1.45%	37.13%
$12.35	(12.47)%		$98,584	1.14%	3.09%	1.39%	30.01%
$15.03	20.83%		$97,491	1.19%	2.53%	1.44%	37.85%

$9.36	(0.20)%		$7,684	0.85%	1.81%	1.20%	120.09%
$9.68	2.75%		$7,747	0.95%	1.66%	1.36%	55.50%
$9.66	4.57%		$4,909	0.98%	2.44%	1.38%	89.57%
$9.54	4.23%		$4,680	0.90%	3.42%	1.30%	48.20%
$9.52	4.67%		$3,978	0.91%	3.77%	1.31%	44.10%

Sterling Capital Funds

Financial Highlights, Class A Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital Intermediate U.S. Government Fund
Year Ended September 30, 2011	$10.80	0.24	0.06	0.30	(0.31)	—	(0.31)
Year Ended September 30, 2010	$10.56	0.29	0.27	0.56	(0.32)	—	(0.32)
Year Ended September 30, 2009	$10.03	0.33	0.55	0.88	(0.35)	—	(0.35)
Year Ended September 30, 2008	$9.93	0.41	0.11	0.52	(0.42)	—	(0.42)
Year Ended September 30, 2007	$9.89	0.42	0.04	0.46	(0.42)	—	(0.42)
Sterling Capital Total Return Bond Fund
Year Ended September 30, 2011	$11.32	0.38	0.01	0.39	(0.45)	(0.21)	(0.66)
Year Ended September 30, 2010	$10.78	0.43	0.61	1.04	(0.49)	(0.01)	(0.50)
Year Ended September 30, 2009	$9.88	0.45	0.90	1.35	(0.45)	—	(0.45)
Year Ended September 30, 2008	$10.12	0.43	(0.21)	0.22	(0.46)	—	(0.46)
Year Ended September 30, 2007	$10.12	0.44	0.01	0.45	(0.45)	—	(0.45)
Sterling Capital Kentucky Intermediate Tax-Free Fund
Year Ended September 30, 2011	$10.83	0.29	0.02 (b)	0.31	(0.29)	(0.05)	(0.34)
Year Ended September 30, 2010	$10.68	0.29	0.25	0.54	(0.29)	(0.10)	(0.39)
Year Ended September 30, 2009	$9.88	0.33	0.89	1.22	(0.32)	(0.10)	(0.42)
Year Ended September 30, 2008	$10.06	0.32	(0.18)	0.14	(0.32)	—	(0.32)
Year Ended September 30, 2007	$10.12	0.32	(0.06)	0.26	(0.32)	—	(0.32)
Sterling Capital Maryland Intermediate Tax-Free Fund
Year Ended September 30, 2011	$11.21	0.28	0.06	0.34	(0.28)	(0.04)	(0.32)
Year Ended September 30, 2010	$10.97	0.28	0.24	0.52	(0.28)	— (c)	(0.28)
Year Ended September 30, 2009	$10.04	0.30	1.01	1.31	(0.30)	(0.08)	(0.38)
Year Ended September 30, 2008	$10.15	0.31	(0.11)	0.20	(0.31)	—	(0.31)
Year Ended September 30, 2007	$10.12	0.31	0.03	0.34	(0.31)	—	(0.31)
Sterling Capital North Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2011	$11.01	0.29	0.07	0.36	(0.29)	(0.06)	(0.35)
Year Ended September 30, 2010	$10.87	0.30	0.20	0.50	(0.30)	(0.06)	(0.36)
Year Ended September 30, 2009	$10.09	0.33	0.88	1.21	(0.33)	(0.10)	(0.43)
Year Ended September 30, 2008	$10.33	0.35	(0.20)	0.15	(0.35)	(0.04)	(0.39)
Year Ended September 30, 2007	$10.38	0.35	(0.04)	0.31	(0.35)	(0.01)	(0.36)
Sterling Capital South Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2011	$10.93	0.26	0.07	0.33	(0.26)	(0.03)	(0.29)
Year Ended September 30, 2010	$10.68	0.30	0.25	0.55	(0.30)	—	(0.30)
Year Ended September 30, 2009	$9.95	0.33	0.90	1.23	(0.33)	(0.17)	(0.50)
Year Ended September 30, 2008	$10.28	0.34	(0.24)	0.10	(0.34)	(0.09)	(0.43)
Year Ended September 30, 2007	$10.35	0.34	(0.05)	0.29	(0.35)	(0.01)	(0.36)
Sterling Capital Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2011	$12.14	0.31	0.02	0.33	(0.31)	(0.04)	(0.35)
Year Ended September 30, 2010	$12.07	0.33	0.18	0.51	(0.33)	(0.11)	(0.44)
Year Ended September 30, 2009	$11.11	0.36	1.05	1.41	(0.36)	(0.09)	(0.45)
Year Ended September 30, 2008	$11.32	0.37	(0.16)	0.21	(0.37)	(0.05)	(0.42)
Year Ended September 30, 2007	$11.39	0.38	(0.04)	0.34	(0.39)	(0.02)	(0.41)
Sterling Capital West Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2011	$10.17	0.32	—	0.32	(0.32)	(0.01)	(0.33)
Year Ended September 30, 2010	$10.04	0.33	0.15	0.48	(0.33)	(0.02)	(0.35)
Year Ended September 30, 2009	$9.36	0.33	0.69	1.02	(0.33)	(0.01)	(0.34)
Year Ended September 30, 2008	$9.71	0.33	(0.33)	—	(0.33)	(0.02)	(0.35)
Year Ended September 30, 2007	$9.79	0.35	(0.05)	0.30	(0.35)	(0.03)	(0.38)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income has been calculated using the average daily shares method.

(b)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.

(c)	Amount is less than $0.005.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$10.79	2.86%	$13,344	0.96%	2.30%	1.33%	83.62%
$10.80	5.38%	$14,235	0.96%	2.76%	1.34%	83.92%
$10.56	8.90%	$12,865	0.95%	3.14%	1.32%	47.13%
$10.03	5.30%	$9,654	0.92%	4.08%	1.29%	116.07%
$9.93	4.78%	$9,050	0.93%	4.27%	1.30%	85.83%

$11.05	3.68%	$37,274	0.95%	3.47%	1.32%	131.87%
$11.32	10.00%	$31,465	0.96%	3.90%	1.34%	122.94%
$10.78	13.89%	$15,760	0.96%	4.38%	1.33%	122.26%
$9.88	2.06%	$8,700	0.91%	4.24%	1.28%	190.15%
$10.12	4.51%	$8,403	0.93%	4.37%	1.30%	222.24%

$10.80	3.00%	$8,729	0.93%	2.76%	1.28%	15.73%
$10.83	5.25%	$8,380	0.94%	2.76%	1.40%	20.68%
$10.68	12.71%	$6,999	0.92%	3.18%	1.37%	33.56%
$9.88	1.34%	$5,510	0.89%	3.13%	1.34%	54.22%
$10.06	2.66%	$4,630	0.90%	3.19%	1.35%	69.73%

$11.23	3.09%	$9,232	0.92%	2.52%	1.28%	21.89%
$11.21	4.81%	$11,763	0.94%	2.52%	1.40%	12.26%
$10.97	13.44%	$8,273	0.90%	2.84%	1.38%	37.11%
$10.04	1.84%	$4,389	0.79%	3.01%	1.34%	108.13%
$10.15	3.38%	$2,429	0.84%	3.05%	1.39%	136.09%

$11.02	3.35%	$51,294	0.92%	2.67%	1.22%	15.15%
$11.01	4.79%	$46,560	0.93%	2.79%	1.34%	19.19%
$10.87	12.35%	$29,765	0.92%	3.17%	1.32%	38.42%
$10.09	1.42%	$20,971	0.89%	3.34%	1.29%	82.02%
$10.33	3.07%	$19,668	0.91%	3.40%	1.31%	106.16%

$10.97	3.11%	$16,338	0.96%	2.43%	1.26%	25.83%
$10.93	5.25%	$15,290	0.98%	2.81%	1.39%	14.60%
$10.68	12.78%	$11,255	0.98%	3.18%	1.38%	42.06%
$9.95	0.94%	$7,481	0.96%	3.28%	1.36%	127.76%
$10.28	2.91%	$3,769	0.93%	3.34%	1.35%	68.69%

$12.12	2.85%	$39,231	0.93%	2.64%	1.23%	15.33%
$12.14	4.39%	$35,284	0.94%	2.79%	1.35%	9.54%
$12.07	13.11%	$20,230	0.92%	3.05%	1.32%	35.90%
$11.11	1.79%	$9,683	0.89%	3.25%	1.29%	53.28%
$11.32	3.05%	$8,802	0.91%	3.39%	1.31%	85.36%

$10.16	3.22%	$32,791	0.94%	3.19%	0.94%	23.34%
$10.17	4.87%	$29,858	0.94%	3.33%	0.95%	6.60%
$10.04	11.14%	$19,518	0.93%	3.45%	0.93%	24.19%
$9.36	(0.08)%	$16,138	0.91%	3.41%	0.91%	39.13%
$9.71	3.12%	$16,897	0.91%	3.61%	0.91%	49.60%

Sterling Capital Funds

Financial Highlights, Class A Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities					Distributions
	Net Asset Value, Beginning of Year	Net investment income(a)		Net realized/ unrealized gains (losses) on investments		Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital National Tax-Free Money Market Fund
Year Ended September 30, 2011	$1.00	—	(b)	—	(b)	— (b)	— (b)	—	— (b)
Year Ended September 30, 2010	$1.00	—	(b)	—	(b)	— (b)	— (b)	—	— (b)
Year Ended September 30, 2009	$1.00	0.01		—	(b)	0.01	(0.01)	—	(0.01)
Year Ended September 30, 2008	$1.00	0.02		—	(b)	0.02	(0.02)	—	(0.02)
Year Ended September 30, 2007	$1.00	0.03		—		0.03	(0.03)	—	(0.03)
Sterling Capital Prime Money Market Fund
Year Ended September 30, 2011	$1.00	—	(b)	—	(b)	— (b)	— (b)	—	— (b)
Year Ended September 30, 2010	$1.00	—	(b)	—	(b)	— (b)	— (b)	—	— (b)
Year Ended September 30, 2009	$1.00	0.01		—	(b)	0.01	(0.01)	—	(0.01)
Year Ended September 30, 2008	$1.00	0.03		—	(b)	0.03	(0.03)	—	(0.03)
Year Ended September 30, 2007	$1.00	0.04		—		0.04	(0.04)	—	(0.04)
Sterling Capital U.S. Treasury Money Market Fund
Year Ended September 30, 2011	$1.00	—	(b)	—	(b)	— (b)	— (b)	—	— (b)
Year Ended September 30, 2010	$1.00	—	(b)	—	(b)	— (b)	— (b)	—	— (b)
Year Ended September 30, 2009	$1.00	—	(b)	—		— (b)	— (b)	—	— (b)
Year Ended September 30, 2008	$1.00	0.02		—	(b)	0.02	(0.02)	—	(0.02)
Year Ended September 30, 2007	$1.00	0.04		—		0.04	(0.04)	—	(0.04)
Sterling Capital Strategic Allocation Conservative Fund(c)
Year Ended September 30, 2011	$9.06	0.22		(0.26)		(0.04)	(0.28)	—	(0.28)
Year Ended September 30, 2010	$8.50	0.26		0.57		0.83	(0.27)	—	(0.27)
Year Ended September 30, 2009	$8.43	0.23		0.21		0.44	(0.23)	(0.14)	(0.37)
Year Ended September 30, 2008	$10.53	0.26		(1.24)		(0.98)	(0.39)	(0.73)	(1.12)
Year Ended September 30, 2007	$9.96	0.34		0.53		0.87	(0.30)	—	(0.30)
Sterling Capital Strategic Allocation Balanced Fund(c)
Year Ended September 30, 2011	$8.39	0.15		(0.41)		(0.26)	(0.18)	—	(0.18)
Year Ended September 30, 2010	$7.79	0.18		0.60		0.78	(0.18)	—	(0.18)
Year Ended September 30, 2009	$7.77	0.16		0.02		0.18	(0.16)	—	(0.16)
Year Ended September 30, 2008	$10.94	0.17		(1.86)		(1.69)	(0.35)	(1.13)	(1.48)
Year Ended September 30, 2007	$10.22	0.29		0.87		1.16	(0.22)	(0.22)	(0.44)
Sterling Capital Strategic Allocation Growth Fund(c)
Year Ended September 30, 2011	$7.69	0.10		(0.48)		(0.38)	(0.11)	—	(0.11)
Year Ended September 30, 2010	$7.11	0.13		0.58		0.71	(0.13)	—	(0.13)
Year Ended September 30, 2009	$7.33	0.12		(0.22)		(0.10)	(0.12)	—	(0.12)
Year Ended September 30, 2008	$11.13	0.11		(2.21)		(2.10)	(0.33)	(1.37)	(1.70)
Year Ended September 30, 2007	$10.23	0.25		1.08		1.33	(0.16)	(0.27)	(0.43)
Sterling Capital Strategic Allocation Equity Fund(c)
Year Ended September 30, 2011	$7.33	0.07		(0.57)		(0.50)	(0.05)	—	(0.05)
Year Ended September 30, 2010	$6.77	0.10		0.56		0.66	(0.10)	—	(0.10)
Year Ended September 30, 2009	$7.41	0.07		(0.65)		(0.58)	(0.06)	—	(0.06)
Year Ended September 30, 2008	$12.26	0.04		(2.76)		(2.72)	(0.32)	(1.81)	(2.13)
Year Ended September 30, 2007	$11.57	0.21		1.43		1.64	(0.10)	(0.85)	(0.95)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income has been calculated using the average daily shares method.

(b)	Amount is less than $0.005.

(c)	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$1.00	0.01%	$183	0.33%	0.01%	0.97%	—
$1.00	0.01%	$104	0.42%	0.01%	0.99%	—
$1.00	0.80%	$50	0.69%	0.67%	0.99%	—
$1.00	2.11%	$4	0.66%	2.48%	0.96%	—
$1.00	3.08%	$526	0.66%	3.06%	0.97%	—

$1.00	0.01%	$163,384	0.26%	0.01%	1.13%	—
$1.00	0.05%	$172,643	0.34%	0.05%	1.13%	—
$1.00	0.53%	$270,852	0.96%	0.78%	1.16%	—
$1.00	2.86%	$763,152	0.96%	2.79%	1.08%	—
$1.00	4.51%	$745,381	0.98%	4.42%	1.10%	—

$1.00	0.01%	$129,413	0.09%	0.01%	1.14%	—
$1.00	0.07%	$136,205	0.15%	0.07%	1.13%	—
$1.00	0.03%	$168,094	0.33%	0.03%	1.13%	—
$1.00	1.75%	$485,031	0.93%	1.72%	1.08%	—
$1.00	4.20%	$310,413	0.97%	4.07%	1.11%	—

$8.74	(0.55)%	$10,689	0.64%	2.34%	0.97%	8.36%
$9.06	9.93%	$7,230	0.46%	3.01%	0.97%	33.33%
$8.50	5.95%	$5,929	0.43%	2.95%	0.93%	21.56%
$8.43	(10.33)%	$7,573	0.35%	2.72%	0.85%	39.99%
$10.53	8.86%	$9,781	0.35%	3.28%	0.91%	29.58%

$7.95	(3.29)%	$25,227	0.58%	1.68%	0.91%	9.96%
$8.39	10.18%	$25,419	0.41%	2.27%	0.92%	47.76%
$7.79	2.67%	$24,426	0.38%	2.36%	0.88%	22.46%
$7.77	(17.44)%	$27,775	0.35%	1.82%	0.85%	63.63%
$10.94	11.48%	$38,081	0.36%	2.68%	0.92%	40.05%

$7.20	(5.10)%	$16,246	0.59%	1.26%	0.93%	9.06%
$7.69	10.13%	$17,838	0.42%	1.81%	0.93%	57.35%
$7.11	(1.25)%	$16,609	0.39%	1.89%	0.89%	24.08%
$7.33	(21.65)%	$18,321	0.35%	1.23%	0.85%	77.54%
$11.13	13.19%	$26,189	0.36%	2.33%	0.93%	44.48%

$6.78	(6.91)%	$4,806	0.71%	0.87%	1.05%	10.72%
$7.33	9.90%	$5,148	0.50%	1.41%	1.06%	66.32%
$6.77	(7.60)%	$4,810	0.46%	1.23%	0.97%	20.24%
$7.41	(26.23)%	$5,680	0.38%	0.44%	0.88%	67.40%
$12.26	14.79%	$9,384	0.37%	1.77%	0.93%	48.80%

Sterling Capital Funds

Financial Highlights, Class B Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net investment income (loss)(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital Select Equity Fund
Year Ended September 30, 2011	$10.33	0.02	(0.60)	(0.58)	(0.02)	—	—	(0.02)
Year Ended September 30, 2010	$9.90	0.02	0.44	0.46	(0.03)	—	—	(0.03)
Year Ended September 30, 2009	$11.11	0.05	(1.21)	(1.16)	(0.05)	—	—	(0.05)
Year Ended September 30, 2008	$18.90	0.04	(5.05)	(5.01)	(0.05)	(2.73)	—	(2.78)
Year Ended September 30, 2007	$20.15	0.09	2.12	2.21	(0.11)	(3.35)	—	(3.46)
Sterling Capital Mid Value Fund
Year Ended September 30, 2011	$11.52	(0.06)	(0.66)	(0.72)	—	—	—	—
Year Ended September 30, 2010	$10.35	(0.05)	1.22	1.17	— (d)	—	—	— (d)
Year Ended September 30, 2009	$10.14	(0.05)	0.27	0.22	(0.01)	—	—	(0.01)
Year Ended September 30, 2008	$14.55	(0.07)	(2.98)	(3.05)	—	(1.36)	—	(1.36)
Year Ended September 30, 2007	$13.23	(0.07)	2.08	2.01	— (d)	(0.69)	—	(0.69)
Sterling Capital Small Value Fund
Year Ended September 30, 2011	$11.17	(0.15)	(0.33)	(0.48)	—	—	—	—
February 1, 2010 to September 30, 2010(e)	$10.55	(0.02)	0.64	0.62	—	—	—	—
Sterling Capital International Fund
Year Ended September 30, 2011	$4.44	(0.02)	(0.84)	(0.86)	—	—	—	—
Year Ended September 30, 2010	$4.41	(0.01)	0.11	0.10	(0.07)	—	—	(0.07)
Year Ended September 30, 2009	$4.75	0.02	(0.25)	(0.23)	(0.11)	—	—	(0.11)
Year Ended September 30, 2008	$7.65	0.02	(2.16)	(2.14)	(0.01)	(0.75)	—	(0.76)
Year Ended September 30, 2007	$10.46	0.03	1.72	1.75	(0.04)	(4.52)	—	(4.56)
Sterling Capital Special Opportunities Fund
Year Ended September 30, 2011	$14.97	(0.18)	(0.47)	(0.65)	—	(0.10)	—	(0.10)
Year Ended September 30, 2010	$13.89	(0.16)	1.24	1.08	—	—	—	—
Year Ended September 30, 2009	$14.65	(0.05)	(0.05)	(0.10)	— (d)	(0.57)	(0.09)	(0.66)
Year Ended September 30, 2008	$17.63	(0.21)	(2.02)	(2.23)	—	(0.75)	—	(0.75)
Year Ended September 30, 2007	$16.00	(0.13)	3.36	3.23	—	(1.60)	—	(1.60)
Sterling Capital Equity Income Fund
Year Ended September 30, 2011	$13.01	0.14	0.14 (g)	0.28	(0.08)	—	—	(0.08)
Year Ended September 30, 2010	$11.39	0.20	1.57	1.77	(0.15)	—	—	(0.15)
Year Ended September 30, 2009	$12.31	0.22	(0.98)	(0.76)	(0.13)	(0.03)	—	(0.16)
Year Ended September 30, 2008	$14.99	0.32	(2.20)	(1.88)	(0.22)	(0.58)	—	(0.80)
Year Ended September 30, 2007	$13.33	0.25	2.31	2.56	(0.22)	(0.68)	—	(0.90)
Sterling Capital Intermediate U.S. Government Fund
Year Ended September 30, 2011	$10.77	0.17	0.04	0.21	(0.23)	—	—	(0.23)
Year Ended September 30, 2010	$10.52	0.21	0.28	0.49	(0.24)	—	—	(0.24)
Year Ended September 30, 2009	$10.00	0.25	0.54	0.79	(0.27)	—	—	(0.27)
Year Ended September 30, 2008	$9.90	0.34	0.10	0.44	(0.34)	—	—	(0.34)
Year Ended September 30, 2007	$9.86	0.35	0.04	0.39	(0.35)	—	—	(0.35)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Amount is less than $0.005.

(e)	Period from commencement of operations.

(f)	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 5.50%.

(g)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.

See accompanying notes to the financial statements.

			Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (b)		Net Assets, End of Period (000)	Ratio of net expenses to average net assets (c)	Ratio of net investment income (loss) to average net assets (c)	Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$9.73	(5.67)%		$1,922	1.83%	0.18%	1.97%	66.29%
$10.33	4.64%		$3,121	1.83%	0.17%	1.98%	119.85%
$9.90	(10.31)%		$4,501	1.82%	0.54%	1.96%	92.97%
$11.11	(29.98)%		$7,866	1.89%	0.28%	1.93%	38.43%
$18.90	11.67%		$17,796	1.91%	0.50%	1.97%	68.60%

$10.80	(6.25)%		$2,604	1.93%	(0.45)%	1.97%	38.30%
$11.52	11.32%		$3,796	1.94%	(0.48)%	2.05%	45.02%
$10.35	2.17%		$3,454	1.96%	(0.60)%	2.01%	46.83%
$10.14	(22.60)%		$4,136	1.89%	(0.58)%	1.93%	65.74%
$14.55	15.58%		$6,112	1.91%	(0.48)%	1.95%	58.59%

$10.69	(4.30)%		$571	2.08%	(1.15)%	2.19%	63.02%
$11.17	5.88	%(f)	$932	2.15%	(0.28)%	2.41%	95.89%

$3.58	(19.19)%		$481	2.38%	(0.40)%	2.53%	75.63%
$4.44	1.93%		$810	2.54%	(0.31)%	2.96%	145.31%
$4.41	(4.43)%		$954	2.49%	0.58%	2.64%	223.19%
$4.75	(31.33)%		$1,281	2.31%	0.38%	2.49%	112.65%
$7.65	19.28%		$2,041	2.12%	0.26%	2.25%	129.80%

$14.22	(4.43)%		$16,582	2.03%	(1.10)%	2.03%	31.51%
$14.97	7.78%		$22,538	2.04%	(1.13)%	2.05%	25.65%
$13.89	1.04%		$24,068	2.03%	(0.39)%	2.04%	45.22%
$14.65	(13.28)%		$26,347	1.99%	(1.22)%	1.99%	25.80%
$17.63	21.33%		$29,931	2.03%	(0.79)%	2.03%	49.43%

$13.21	2.13%		$12,314	1.93%	1.02%	1.93%	16.64%
$13.01	15.59%		$13,959	1.94%	1.67%	1.94%	21.63%
$11.39	(6.05)%		$13,567	1.93%	2.18%	1.95%	37.13%
$12.31	(13.14)%		$15,176	1.89%	2.35%	1.89%	30.01%
$14.99	19.97%		$14,796	1.94%	1.78%	1.94%	37.85%

$10.75	1.99%		$1,617	1.71%	1.58%	1.83%	83.62%
$10.77	4.71%		$2,690	1.71%	1.99%	1.84%	83.92%
$10.52	8.01%		$3,256	1.70%	2.42%	1.82%	47.13%
$10.00	4.52%		$3,070	1.67%	3.34%	1.79%	116.07%
$9.90	4.01%		$3,006	1.68%	3.52%	1.80%	85.83%

Sterling Capital Funds

Financial Highlights, Class B Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net investment income (loss)(a)		Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital Total Return Bond Fund
Year Ended September 30, 2011	$11.33	0.30		0.01	0.31	(0.37)	(0.21)	(0.58)
Year Ended September 30, 2010	$10.78	0.35		0.62	0.97	(0.41)	(0.01)	(0.42)
Year Ended September 30, 2009	$9.89	0.37		0.89	1.26	(0.37)	—	(0.37)
Year Ended September 30, 2008	$10.13	0.36		(0.22)	0.14	(0.38)	—	(0.38)
Year Ended September 30, 2007	$10.13	0.37		—	0.37	(0.37)	—	(0.37)
Sterling Capital Prime Money Market Fund
Year Ended September 30, 2011	$1.00	—	(b)	— (b)	— (b)	— (b)	—	— (b)
Year Ended September 30, 2010	$1.00	—	(b)	— (b)	— (b)	— (b)	—	— (b)
Year Ended September 30, 2009	$1.00	—	(b)	— (b)	— (b)	— (b)	—	— (b)
Year Ended September 30, 2008	$1.00	0.02		— (b)	0.02	(0.02)	—	(0.02)
Year Ended September 30, 2007	$1.00	0.04		—	0.04	(0.04)	—	(0.04)
Sterling Capital U.S. Treasury Money Market Fund
Year Ended September 30, 2011	$1.00	—	(b)	— (b)	— (b)	— (b)	—	— (b)
Year Ended September 30, 2010	$1.00	—	(b)	— (b)	— (b)	— (b)	—	— (b)
Year Ended September 30, 2009	$1.00	—	(b)	—	— (b)	— (b)	—	— (b)
Year Ended September 30, 2008	$1.00	0.01		— (b)	0.01	(0.01)	—	(0.01)
Year Ended September 30, 2007	$1.00	0.04		—	0.04	(0.04)	—	(0.04)
Sterling Capital Strategic Allocation Conservative Fund(c)
Year Ended September 30, 2011	$9.07	0.15		(0.25)	(0.10)	(0.21)	—	(0.21)
Year Ended September 30, 2010	$8.50	0.20		0.57	0.77	(0.20)	—	(0.20)
Year Ended September 30, 2009	$8.43	0.17		0.21	0.38	(0.17)	(0.14)	(0.31)
Year Ended September 30, 2008	$10.54	0.19		(1.25)	(1.06)	(0.32)	(0.73)	(1.05)
Year Ended September 30, 2007	$9.96	0.27		0.54	0.81	(0.23)	—	(0.23)
Sterling Capital Strategic Allocation Balanced Fund(c)
Year Ended September 30, 2011	$8.22	0.08		(0.40)	(0.32)	(0.11)	—	(0.11)
Year Ended September 30, 2010	$7.63	0.12		0.59	0.71	(0.12)	—	(0.12)
Year Ended September 30, 2009	$7.62	0.11		0.01	0.12	(0.11)	—	(0.11)
Year Ended September 30, 2008	$10.75	0.10		(1.81)	(1.71)	(0.29)	(1.13)	(1.42)
Year Ended September 30, 2007	$10.05	0.21		0.85	1.06	(0.14)	(0.22)	(0.36)
Sterling Capital Strategic Allocation Growth Fund(c)
Year Ended September 30, 2011	$7.51	0.04		(0.46)	(0.42)	(0.06)	—	(0.06)
Year Ended September 30, 2010	$6.95	0.08		0.56	0.64	(0.08)	—	(0.08)
Year Ended September 30, 2009	$7.17	0.07		(0.22)	(0.15)	(0.07)	—	(0.07)
Year Ended September 30, 2008	$10.92	0.04		(2.15)	(2.11)	(0.27)	(1.37)	(1.64)
Year Ended September 30, 2007	$10.05	0.18		1.04	1.22	(0.08)	(0.27)	(0.35)
Sterling Capital Strategic Allocation Equity Fund(c)
Year Ended September 30, 2011	$7.01	0.01		(0.54)	(0.53)	(0.04)	—	(0.04)
Year Ended September 30, 2010	$6.45	0.04		0.55	0.59	(0.03)	—	(0.03)
Year Ended September 30, 2009	$7.09	0.03		(0.62)	(0.59)	(0.05)	—	(0.05)
Year Ended September 30, 2008	$11.86	(0.03)		(2.65)	(2.68)	(0.28)	(1.81)	(2.09)
Year Ended September 30, 2007	$11.26	0.12		1.38	1.50	(0.05)	(0.85)	(0.90)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Amount is less than $0.005.

(c)	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$11.06	2.91%	$3,776	1.70%	2.74%	1.82%	131.87%
$11.33	9.18%	$4,762	1.71%	3.21%	1.83%	122.94%
$10.78	13.03%	$5,362	1.71%	3.62%	1.83%	122.26%
$9.89	1.31%	$4,951	1.66%	3.49%	1.78%	190.15%
$10.13	3.73%	$4,992	1.68%	3.62%	1.80%	222.24%

$1.00	0.01%	$1,155	0.26%	0.01%	1.63%	—
$1.00	0.05%	$1,494	0.34%	0.05%	1.63%	—
$1.00	0.34%	$1,901	1.13%	0.33%	1.66%	—
$1.00	2.35%	$1,767	1.46%	2.26%	1.58%	—
$1.00	4.01%	$1,629	1.48%	3.92%	1.60%	—

$1.00	0.01%	$632	0.09%	0.01%	1.64%	—
$1.00	0.07%	$671	0.15%	0.06%	1.64%	—
$1.00	0.03%	$935	0.28%	0.02%	1.64%	—
$1.00	1.28%	$597	1.38%	1.14%	1.58%	—
$1.00	3.72%	$301	1.46%	3.64%	1.60%	—

$8.76	(1.24)%	$1,813	1.37%	1.61%	1.47%	8.36%
$9.07	9.15%	$2,403	1.21%	2.25%	1.47%	33.33%
$8.50	5.15%	$3,184	1.18%	2.20%	1.43%	21.56%
$8.43	(11.09)%	$4,081	1.10%	1.98%	1.35%	39.99%
$10.54	8.17%	$4,779	1.10%	2.60%	1.41%	29.58%

$7.79	(4.01)%	$6,560	1.31%	0.96%	1.41%	9.96%
$8.22	9.40%	$9,771	1.16%	1.48%	1.41%	47.76%
$7.63	1.81%	$11,734	1.13%	1.63%	1.38%	22.46%
$7.62	(17.99)%	$15,305	1.10%	1.07%	1.35%	63.63%
$10.75	10.67%	$21,791	1.11%	1.96%	1.42%	40.05%

$7.03	(5.68)%	$5,521	1.33%	0.52%	1.43%	9.06%
$7.51	9.22%	$8,275	1.17%	1.05%	1.43%	57.35%
$6.95	(1.89)%	$9,973	1.15%	1.17%	1.40%	24.08%
$7.17	(22.32)%	$13,306	1.10%	0.47%	1.35%	77.54%
$10.92	12.31%	$20,286	1.11%	1.71%	1.43%	44.48%

$6.44	(7.68)%	$2,673	1.45%	0.14%	1.54%	10.72%
$7.01	9.17%	$3,673	1.25%	0.63%	1.55%	66.32%
$6.45	(8.38)%	$4,215	1.21%	0.50%	1.47%	20.24%
$7.09	(26.69)%	$5,406	1.13%	(0.31)%	1.38%	67.40%
$11.86	13.88%	$8,535	1.12%	1.07%	1.43%	48.80%

Sterling Capital Funds

Financial Highlights, Class C Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net investment income (loss)(a)	Net realized/ unrealized gains (losses) on investments	Total from investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital Select Equity Fund
Year Ended September 30, 2011	$10.28	0.01	(0.59)	(0.58)	(0.03)	—	—	(0.03)
Year Ended September 30, 2010	$9.85	0.02	0.45	0.47	(0.04)	—	—	(0.04)
Year Ended September 30, 2009	$11.08	0.04	(1.21)	(1.17)	(0.06)	—	—	(0.06)
Year Ended September 30, 2008	$18.87	0.04	(5.05)	(5.01)	(0.05)	(2.73)	—	(2.78)
Year Ended September 30, 2007	$20.11	0.09	2.13	2.22	(0.11)	(3.35)	—	(3.46)
Sterling Capital Mid Value Fund
Year Ended September 30, 2011	$11.50	(0.05)	(0.67)	(0.72)	—	—	—	—
Year Ended September 30, 2010	$10.34	(0.05)	1.21	1.16	— (d)	—	—	— (d)
Year Ended September 30, 2009	$10.14	(0.05)	0.26	0.21	(0.01)	—	—	(0.01)
Year Ended September 30, 2008	$14.55	(0.07)	(2.98)	(3.05)	—	(1.36)	—	(1.36)
Year Ended September 30, 2007	$13.23	(0.07)	2.08	2.01	— (d)	(0.69)	—	(0.69)
Sterling Capital Small Value Fund
Year Ended September 30, 2011	$11.17	(0.15)	(0.33)	(0.48)	—	—	—	—
February 1, 2010 to September 30, 2010(e)	$10.55	(0.01)	0.64	0.63	(0.01)	—	—	(0.01)
Sterling Capital International Fund
Year Ended September 30, 2011	$4.42	(0.02)	(0.83)	(0.85)	—	—	—	—
Year Ended September 30, 2010	$4.38	(0.01)	0.10	0.09	(0.05)	—	—	(0.05)
Year Ended September 30, 2009	$4.73	0.02	(0.26)	(0.24)	(0.11)	—	—	(0.11)
Year Ended September 30, 2008	$7.62	0.03	(2.16)	(2.13)	(0.01)	(0.75)	—	(0.76)
Year Ended September 30, 2007	$10.44	0.01	1.73	1.74	(0.04)	(4.52)	—	(4.56)
Sterling Capital Special Opportunities Fund
Year Ended September 30, 2011	$14.98	(0.18)	(0.47)	(0.65)	—	(0.10)	—	(0.10)
Year Ended September 30, 2010	$13.89	(0.16)	1.25	1.09	—	—	—	—
Year Ended September 30, 2009	$14.66	(0.06)	(0.05)	(0.11)	— (d)	(0.57)	(0.09)	(0.66)
Year Ended September 30, 2008	$17.64	(0.21)	(2.02)	(2.23)	—	(0.75)	—	(0.75)
Year Ended September 30, 2007	$16.01	(0.13)	3.36	3.23	—	(1.60)	—	(1.60)
Sterling Capital Equity Income Fund
Year Ended September 30, 2011	$12.98	0.15	0.13 (g)	0.28	(0.09)	—	—	(0.09)
Year Ended September 30, 2010	$11.37	0.21	1.56	1.77	(0.16)	—	—	(0.16)
Year Ended September 30, 2009	$12.30	0.22	(0.99)	(0.77)	(0.13)	(0.03)	—	(0.16)
Year Ended September 30, 2008	$14.98	0.33	(2.21)	(1.88)	(0.22)	(0.58)	—	(0.80)
Year Ended September 30, 2007	$13.32	0.26	2.30	2.56	(0.22)	(0.68)	—	(0.90)
Sterling Capital Intermediate U.S. Government Fund
Year Ended September 30, 2011	$10.79	0.16	0.05	0.21	(0.23)	—	—	(0.23)
Year Ended September 30, 2010	$10.53	0.21	0.29	0.50	(0.24)	—	—	(0.24)
Year Ended September 30, 2009	$10.01	0.24	0.55	0.79	(0.27)	—	—	(0.27)
Year Ended September 30, 2008	$9.90	0.34	0.12	0.46	(0.35)	—	—	(0.35)
Year Ended September 30, 2007	$9.86	0.35	0.04	0.39	(0.35)	—	—	(0.35)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Amount is less than $0.005.

(e)	Period from commencement of operations.

(f)	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 5.55%.

(g)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.

See accompanying notes to the financial statements.

			Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (b)		Net Assets, End of Period (000)	Ratio of net expenses to average net assets (c)	Ratio of net investment income (loss) to average net assets (c)	Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$9.67	(5.72)%		$176	1.84%	0.13%	1.99%	66.29%
$10.28	4.75%		$110	1.84%	0.23%	1.99%	119.85%
$9.85	(10.43)%		$93	1.81%	0.49%	1.95%	92.97%
$11.08	(30.00)%		$143	1.89%	0.28%	1.94%	38.43%
$18.87	11.76%		$239	1.91%	0.50%	1.97%	68.60%

$10.78	(6.26)%		$398	1.93%	(0.42)%	1.97%	38.30%
$11.50	11.26%		$436	1.95%	(0.42)%	2.06%	45.02%
$10.34	2.08%		$176	1.96%	(0.59)%	2.01%	46.83%
$10.14	(22.59)%		$328	1.89%	(0.60)%	1.93%	65.74%
$14.55	15.60%		$1,126	1.91%	(0.49)%	1.95%	58.59%

$10.69	(4.30)%		$81	2.09%	(1.13)%	2.19%	63.02%
$11.17	5.93	%(f)	$57	2.16%	(0.11)%	2.38%	95.89%

$3.57	(19.23)%		$80	2.37%	(0.41)%	2.52%	75.63%
$4.42	2.12%		$169	2.54%	(0.25)%	2.99%	145.31%
$4.38	(4.66)%		$166	2.49%	0.60%	2.63%	223.19%
$4.73	(31.30)%		$172	2.31%	0.48%	2.50%	112.65%
$7.62	19.28%		$244	2.13%	0.12%	2.26%	129.80%

$14.23	(4.43)%		$71,564	2.03%	(1.10)%	2.03%	31.51%
$14.98	7.85%		$73,282	2.04%	(1.12)%	2.05%	25.65%
$13.89	0.97%		$58,479	2.03%	(0.51)%	2.04%	45.22%
$14.66	(13.27)%		$50,230	1.99%	(1.23)%	1.99%	25.80%
$17.64	21.32%		$50,577	2.03%	(0.79)%	2.03%	49.43%

$13.17	2.13%		$104,208	1.93%	1.05%	1.93%	16.64%
$12.98	15.62%		$69,549	1.94%	1.69%	1.95%	21.63%
$11.37	(6.10)%		$39,164	1.93%	2.18%	1.95%	37.13%
$12.30	(13.07)%		$32,637	1.89%	2.39%	1.89%	30.01%
$14.98	19.93%		$26,044	1.94%	1.79%	1.94%	37.85%

$10.77	1.99%		$658	1.71%	1.54%	1.83%	83.62%
$10.79	4.80%		$536	1.71%	2.00%	1.84%	83.92%
$10.53	8.00%		$426	1.70%	2.31%	1.82%	47.13%
$10.01	4.62%		$176	1.67%	3.33%	1.79%	116.07%
$9.90	4.01%		$201	1.68%	3.52%	1.80%	85.83%

Sterling Capital Funds

Financial Highlights, Class C Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net investment income (loss)(a)		Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital Total Return Bond Fund
Year Ended September 30, 2011	$11.34	0.30		0.01	0.31	(0.37)	(0.21)	(0.58)
Year Ended September 30, 2010	$10.79	0.34		0.63	0.97	(0.41)	(0.01)	(0.42)
Year Ended September 30, 2009	$9.89	0.37		0.90	1.27	(0.37)	—	(0.37)
Year Ended September 30, 2008	$10.14	0.36		(0.23)	0.13	(0.38)	—	(0.38)
Year Ended September 30, 2007	$10.13	0.37		0.01	0.38	(0.37)	—	(0.37)
Sterling Capital Prime Money Market Fund
Year Ended September 30, 2011	$1.00	—	(b)	— (b)	— (b)	— (b)	—	— (b)
Year Ended September 30, 2010	$1.00	—	(b)	— (b)	— (b)	— (b)	—	— (b)
Year Ended September 30, 2009	$1.00	—	(b)	— (b)	— (b)	— (b)	—	— (b)
Year Ended September 30, 2008	$1.00	0.02		— (b)	0.02	(0.02)	—	(0.02)
Year Ended September 30, 2007	$1.00	0.04		—	0.04	(0.04)	—	(0.04)
Sterling Capital U.S. Treasury Money Market Fund
Year Ended September 30, 2011	$1.00	—	(b)	— (b)	— (b)	— (b)	—	— (b)
Year Ended September 30, 2010	$1.00	—	(b)	— (b)	— (b)	— (b)	—	— (b)
Year Ended September 30, 2009	$1.00	—	(b)	—	— (b)	— (b)	—	— (b)
Year Ended September 30, 2008	$1.00	0.01		— (b)	0.01	(0.01)	—	(0.01)
Year Ended September 30, 2007	$1.00	0.04		—	0.04	(0.04)	—	(0.04)
Sterling Capital Strategic Allocation Conservative Fund(c)
Year Ended September 30, 2011	$9.03	0.15		(0.26)	(0.11)	(0.21)	—	(0.21)
Year Ended September 30, 2010	$8.47	0.20		0.57	0.77	(0.21)	—	(0.21)
Year Ended September 30, 2009	$8.41	0.17		0.21	0.38	(0.18)	(0.14)	(0.32)
Year Ended September 30, 2008	$10.51	0.19		(1.24)	(1.05)	(0.32)	(0.73)	(1.05)
Year Ended September 30, 2007	$9.93	0.27		0.53	0.80	(0.22)	—	(0.22)
Sterling Capital Strategic Allocation Balanced Fund(c)
Year Ended September 30, 2011	$8.26	0.08		(0.40)	(0.32)	(0.12)	—	(0.12)
Year Ended September 30, 2010	$7.68	0.12		0.59	0.71	(0.13)	—	(0.13)
Year Ended September 30, 2009	$7.67	0.11		0.01	0.12	(0.11)	—	(0.11)
Year Ended September 30, 2008	$10.81	0.09		(1.82)	(1.73)	(0.28)	(1.13)	(1.41)
Year Ended September 30, 2007	$10.10	0.21		0.86	1.07	(0.14)	(0.22)	(0.36)
Sterling Capital Strategic Allocation Growth Fund(c)
Year Ended September 30, 2011	$7.50	0.04		(0.46)	(0.42)	(0.07)	—	(0.07)
Year Ended September 30, 2010	$6.94	0.08		0.56	0.64	(0.08)	—	(0.08)
Year Ended September 30, 2009	$7.17	0.07		(0.22)	(0.15)	(0.08)	—	(0.08)
Year Ended September 30, 2008	$10.92	0.04		(2.15)	(2.11)	(0.27)	(1.37)	(1.64)
Year Ended September 30, 2007	$10.05	0.18		1.04	1.22	(0.08)	(0.27)	(0.35)
Sterling Capital Strategic Allocation Equity Fund(c)
Year Ended September 30, 2011	$6.98	0.01		(0.53)	(0.52)	(0.04)	—	(0.04)
Year Ended September 30, 2010	$6.47	0.04		0.54	0.58	(0.07)	—	(0.07)
Year Ended September 30, 2009	$7.10	0.02		(0.60)	(0.58)	(0.05)	—	(0.05)
Year Ended September 30, 2008	$11.87	(0.03)		(2.66)	(2.69)	(0.27)	(1.81)	(2.08)
Year Ended September 30, 2007	$11.22	0.12		1.41	1.53	(0.03)	(0.85)	(0.88)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Amount is less than $0.005.

(c)	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$11.07	2.91%	$4,224	1.70%	2.68%	1.82%	131.87%
$11.34	9.18%	$2,140	1.71%	3.09%	1.85%	122.94%
$10.79	13.14%	$400	1.71%	3.61%	1.83%	122.26%
$9.89	1.21%	$184	1.66%	3.49%	1.78%	190.15%
$10.14	3.83%	$115	1.68%	3.61%	1.80%	222.24%

$1.00	0.01%	$665	0.25%	0.01%	1.64%	—
$1.00	0.05%	$479	0.35%	0.04%	1.64%	—
$1.00	0.34%	$893	1.10%	0.24%	1.66%	—
$1.00	2.36%	$244	1.46%	2.46%	1.59%	—
$1.00	3.99%	$460	1.48%	3.91%	1.59%	—

$1.00	0.01%	$76	0.10%	0.01%	1.64%	—
$1.00	0.07%	$94	0.16%	0.10%	1.63%	—
$1.00	0.04%	$54	0.28%	0.03%	1.64%	—
$1.00	1.29%	$37	1.38%	1.30%	1.58%	—
$1.00	3.68%	$42	1.47%	3.63%	1.61%	—

$8.71	(1.30)%	$152	1.39%	1.57%	1.47%	8.36%
$9.03	9.17%	$127	1.21%	2.28%	1.47%	33.33%
$8.47	5.09%	$101	1.17%	2.19%	1.43%	21.56%
$8.41	(10.99)%	$94	1.10%	1.99%	1.35%	39.99%
$10.51	8.11%	$77	1.10%	2.58%	1.41%	29.58%

$7.82	(3.97)%	$367	1.35%	0.93%	1.42%	9.96%
$8.26	9.34%	$186	1.16%	1.49%	1.42%	47.76%
$7.68	1.85%	$89	1.13%	1.58%	1.38%	22.46%
$7.67	(18.02)%	$79	1.10%	1.04%	1.35%	63.63%
$10.81	10.72%	$156	1.11%	1.98%	1.42%	40.05%

$7.01	(5.78)%	$226	1.36%	0.50%	1.43%	9.06%
$7.50	9.33%	$157	1.17%	1.07%	1.43%	57.35%
$6.94	(1.90)%	$99	1.14%	1.13%	1.39%	24.08%
$7.17	(22.31)%	$55	1.10%	0.49%	1.35%	77.54%
$10.92	12.33%	$78	1.11%	1.74%	1.43%	44.48%

$6.42	(7.55)%	$25	1.48%	0.10%	1.56%	10.72%
$6.98	9.02%	$17	1.22%	0.58%	1.54%	66.32%
$6.47	(8.11)%	$6	1.13%	0.35%	1.36%	20.24%
$7.10	(26.77)%	$1	1.13%	(0.32)%	1.43%	67.40%
$11.87	14.13%	$1	1.00%	1.02%	1.25%	48.80%

Sterling Capital Funds

Financial Highlights, Institutional Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net investment income (loss)(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital Select Equity Fund
Year Ended September 30, 2011	$10.57	0.14	(0.62)	(0.48)	(0.14)	—	—	(0.14)
Year Ended September 30, 2010	$10.13	0.13	0.45	0.58	(0.14)	—	—	(0.14)
Year Ended September 30, 2009	$11.36	0.13	(1.22)	(1.09)	(0.14)	—	—	(0.14)
Year Ended September 30, 2008	$19.20	0.18	(5.16)	(4.98)	(0.13)	(2.73)	—	(2.86)
Year Ended September 30, 2007	$20.38	0.29	2.16	2.45	(0.28)	(3.35)	—	(3.63)
Sterling Capital Mid Value Fund
Year Ended September 30, 2011	$12.14	0.08	(0.71)	(0.63)	(0.08)	—	—	(0.08)
Year Ended September 30, 2010	$10.86	0.07	1.27	1.34	(0.06)	—	—	(0.06)
Year Ended September 30, 2009	$10.56	0.04	0.29	0.33	(0.03)	—	—	(0.03)
Year Ended September 30, 2008	$15.00	0.05	(3.10)	(3.05)	(0.03)	(1.36)	—	(1.39)
Year Ended September 30, 2007	$13.54	0.08	2.13	2.21	(0.06)	(0.69)	—	(0.75)
Sterling Capital Small Value Fund
Year Ended September 30, 2011	$11.19	(0.02)	(0.35)	(0.37)	—	—	—	—
Year Ended September 30, 2010	$10.27	0.06	0.92	0.98	(0.06)	—	—	(0.06)
Year Ended September 30, 2009	$9.89	0.02	0.65	0.67	—	(0.29)	—	(0.29)
Year Ended September 30, 2008	$14.68	— (e)	(2.24)	(2.24)	—	(2.55)	—	(2.55)
Period Ended September 30, 2007(f)	$18.36	(0.01)	0.68	0.67	—	(4.35)	—	(4.35)
Year Ended October 31, 2006	$18.22	(0.04)	3.09	3.05	(0.02)	(2.89)	—	(2.91)
Sterling Capital International Fund
Year Ended September 30, 2011	$5.19	0.03	(0.99)	(0.96)	—	—	—	—
Year Ended September 30, 2010	$5.14	0.04	0.12	0.16	(0.11)	—	—	(0.11)
Year Ended September 30, 2009	$5.47	0.07	(0.28)	(0.21)	(0.12)	—	—	(0.12)
Year Ended September 30, 2008	$8.64	0.10	(2.49)	(2.39)	(0.03)	(0.75)	—	(0.78)
Year Ended September 30, 2007	$11.23	0.14	1.88	2.02	(0.09)	(4.52)	—	(4.61)
Sterling Capital Special Opportunities Fund
Year Ended September 30, 2011	$16.25	(0.02)	(0.53)	(0.55)	—	(0.10)	—	(0.10)
Year Ended September 30, 2010	$14.92	(0.02)	1.35	1.33	—	—	—	—
Year Ended September 30, 2009	$15.58	0.04	(0.01)	0.03	— (e)	(0.58)	(0.11)	(0.69)
Year Ended September 30, 2008	$18.51	(0.04)	(2.14)	(2.18)	—	(0.75)	—	(0.75)
Year Ended September 30, 2007	$16.57	0.03	3.51	3.54	—	(1.60)	—	(1.60)
Sterling Capital Equity Income Fund
Year Ended September 30, 2011	$13.07	0.29	0.14 (h)	0.43	(0.23)	—	—	(0.23)
Year Ended September 30, 2010	$11.44	0.33	1.57	1.90	(0.27)	—	—	(0.27)
Year Ended September 30, 2009	$12.37	0.32	(0.99)	(0.67)	(0.23)	(0.03)	—	(0.26)
Year Ended September 30, 2008	$15.05	0.51	(2.26)	(1.75)	(0.35)	(0.58)	—	(0.93)
Year Ended September 30, 2007	$13.37	0.40	2.31	2.71	(0.35)	(0.68)	—	(1.03)
Sterling Capital Short-Term Bond Fund
Year Ended September 30, 2011	$9.68	0.20	(0.19)	0.01	(0.33)	—	—	(0.33)
Year Ended September 30, 2010	$9.67	0.19	0.09	0.28	(0.27)	—	—	(0.27)
Year Ended September 30, 2009	$9.54	0.25	0.22	0.47	(0.34)	—	—	(0.34)
Year Ended September 30, 2008	$9.53	0.35	0.06	0.41	(0.40)	—	—	(0.40)
Year Ended September 30, 2007	$9.49	0.38	0.08	0.46	(0.42)	—	—	(0.42)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 9.10%.

(e)	Amount is less than $0.005.

(f)	The Fund’s fiscal year-end changed from October 31 to September 30, effective September 30, 2007.

(g)	The performance information for the Institutional Shares prior to December 18, 2006 is based on the performances of the Institutional Shares of the Fund’s predecessor, Sterling Capital Small Value Fund, a series of The Advisor’s Inner Circle Fund which transferred all of its assets and liabilities to the Fund pursuant to a reorganization.

(h)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.

See accompanying notes to the financial statements.

			Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (b)		Net Assets, End of Period (000)	Ratio of net expenses to average net assets (c)	Ratio of net investment income (loss) to average net assets (c)	Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$ 9.95	(4.74)%		$156,832	0.83%	1.18%	0.98%	66.29%
$10.57	5.71%		$183,791	0.84%	1.23%	0.99%	119.85%
$10.13	(9.40)%		$177,725	0.81%	1.51%	0.95%	92.97%
$11.36	(29.32)%		$257,036	0.89%	1.28%	0.94%	38.43%
$19.20	12.89%		$602,101	0.91%	1.50%	0.96%	68.60%

$11.43	(5.29)%		$299,032	0.93%	0.58%	0.97%	38.30%
$12.14	12.39%		$319,451	0.94%	0.58%	1.05%	45.02%
$10.86	3.21%		$200,331	0.96%	0.44%	1.02%	46.83%
$10.56	(21.87)%		$163,840	0.89%	0.43%	0.93%	65.74%
$15.00	16.75%		$243,437	0.91%	0.53%	0.95%	58.59%

$10.82	(3.31)%		$64,962	1.08%	(0.14)%	1.19%	63.02%
$11.19	9.59	%(d)	$60,073	1.20%	0.56%	1.42%	95.89%
$10.27	8.68%		$25,790	1.42%	1.79%	0.23%	89.00%
$ 9.89	(17.16)%		$22,635	1.26%	1.40%	0.01%	64.00%
$14.68	3.67%		$45,453	1.18%	1.41%	(0.07)%	82.00%
$18.36	19.31	%(g)	$60,737	1.25%	1.63%	(0.26)%	56.00%

$ 4.23	(18.50)%		$59,422	1.37%	0.65%	1.52%	75.63%
$ 5.19	3.09%		$76,087	1.54%	0.73%	1.96%	145.31%
$ 5.14	(3.42)%		$81,575	1.49%	1.58%	1.64%	223.19%
$ 5.47	(30.65)%		$109,438	1.31%	1.36%	1.49%	112.65%
$ 8.64	20.39%		$164,147	1.13%	1.13%	1.26%	129.80%

$15.60	(3.46)%		$330,913	1.04%	(0.09)%	1.04%	31.51%
$16.25	8.91%		$254,834	1.04%	(0.13)%	1.05%	25.65%
$14.92	1.91%		$228,421	1.03%	0.30%	1.04%	45.22%
$15.58	(12.35)%		$167,544	0.99%	(0.24)%	0.99%	25.80%
$18.51	22.55%		$127,210	1.03%	0.18%	1.03%	49.43%

$13.27	3.17%		$392,660	0.93%	2.06%	0.93%	16.64%
$13.07	16.77%		$236,580	0.94%	2.68%	0.95%	21.63%
$11.44	(5.18)%		$177,281	0.93%	3.19%	0.95%	37.13%
$12.37	(12.24)%		$140,256	0.89%	3.72%	0.89%	30.01%
$15.05	21.16%		$46,053	0.94%	2.81%	0.94%	37.85%

$ 9.36	0.05%		$55,680	0.60%	2.07%	0.70%	120.09%
$ 9.68	2.90%		$60,089	0.70%	1.93%	0.86%	55.50%
$ 9.67	4.94%		$59,123	0.70%	2.58%	0.85%	89.57%
$ 9.54	4.38%		$44,912	0.65%	3.68%	0.80%	48.20%
$ 9.53	4.93%		$40,756	0.66%	4.01%	0.81%	44.10%

Sterling Capital Funds

Financial Highlights, Institutional Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital Intermediate U.S. Government Fund
Year Ended September 30, 2011	$10.82	0.27	0.05	0.32	(0.34)	—	(0.34)
Year Ended September 30, 2010	$10.57	0.32	0.28	0.60	(0.35)	—	(0.35)
Year Ended September 30, 2009	$10.05	0.35	0.55	0.90	(0.38)	—	(0.38)
Year Ended September 30, 2008	$9.94	0.44	0.12	0.56	(0.45)	—	(0.45)
Year Ended September 30, 2007	$9.90	0.45	0.04	0.49	(0.45)	—	(0.45)
Sterling Capital Total Return Bond Fund
Year Ended September 30, 2011	$11.33	0.41	0.01	0.42	(0.48)	(0.21)	(0.69)
Year Ended September 30, 2010	$10.78	0.46	0.62	1.08	(0.52)	(0.01)	(0.53)
Year Ended September 30, 2009	$9.89	0.47	0.89	1.36	(0.47)	—	(0.47)
Year Ended September 30, 2008	$10.13	0.46	(0.22)	0.24	(0.48)	—	(0.48)
Year Ended September 30, 2007	$10.13	0.47	—	0.47	(0.47)	—	(0.47)
Sterling Capital Kentucky Intermediate Tax-Free Fund
Year Ended September 30, 2011	$10.81	0.32	0.03 (b)	0.35	(0.32)	(0.05)	(0.37)
Year Ended September 30, 2010	$10.67	0.32	0.24	0.56	(0.32)	(0.10)	(0.42)
Year Ended September 30, 2009	$9.87	0.35	0.90	1.25	(0.35)	(0.10)	(0.45)
Year Ended September 30, 2008	$10.05	0.34	(0.18)	0.16	(0.34)	—	(0.34)
Year Ended September 30, 2007	$10.11	0.35	(0.06)	0.29	(0.35)	—	(0.35)
Sterling Capital Maryland Intermediate Tax-Free Fund
Year Ended September 30, 2011	$11.22	0.31	0.06	0.37	(0.30)	(0.04)	(0.34)
Year Ended September 30, 2010	$10.99	0.30	0.23	0.53	(0.30)	— (c)	(0.30)
Year Ended September 30, 2009	$10.06	0.33	1.01	1.34	(0.33)	(0.08)	(0.41)
Year Ended September 30, 2008	$10.17	0.34	(0.11)	0.23	(0.34)	—	(0.34)
Year Ended September 30, 2007	$10.13	0.33	0.04	0.37	(0.33)	—	(0.33)
Sterling Capital North Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2011	$11.01	0.31	0.07	0.38	(0.31)	(0.06)	(0.37)
Year Ended September 30, 2010	$10.87	0.33	0.20	0.53	(0.33)	(0.06)	(0.39)
Year Ended September 30, 2009	$10.09	0.36	0.88	1.24	(0.36)	(0.10)	(0.46)
Year Ended September 30, 2008	$10.33	0.37	(0.20)	0.17	(0.37)	(0.04)	(0.41)
Year Ended September 30, 2007	$10.38	0.38	(0.04)	0.34	(0.38)	(0.01)	(0.39)
Sterling Capital South Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2011	$10.86	0.29	0.06	0.35	(0.28)	(0.03)	(0.31)
Year Ended September 30, 2010	$10.61	0.32	0.25	0.57	(0.32)	—	(0.32)
Year Ended September 30, 2009	$9.89	0.35	0.89	1.24	(0.35)	(0.17)	(0.52)
Year Ended September 30, 2008	$10.21	0.36	(0.23)	0.13	(0.36)	(0.09)	(0.45)
Year Ended September 30, 2007	$10.29	0.37	(0.06)	0.31	(0.38)	(0.01)	(0.39)
Sterling Capital Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2011	$12.14	0.34	0.02	0.36	(0.34)	(0.04)	(0.38)
Year Ended September 30, 2010	$12.07	0.36	0.18	0.54	(0.36)	(0.11)	(0.47)
Year Ended September 30, 2009	$11.10	0.39	1.06	1.45	(0.39)	(0.09)	(0.48)
Year Ended September 30, 2008	$11.31	0.40	(0.16)	0.24	(0.40)	(0.05)	(0.45)
Year Ended September 30, 2007	$11.39	0.41	(0.05)	0.36	(0.42)	(0.02)	(0.44)
Sterling Capital West Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2011	$10.18	0.34	—	0.34	(0.34)	(0.01)	(0.35)
Year Ended September 30, 2010	$10.05	0.36	0.15	0.51	(0.36)	(0.02)	(0.38)
Year Ended September 30, 2009	$9.37	0.36	0.68	1.04	(0.35)	(0.01)	(0.36)
Year Ended September 30, 2008	$9.72	0.36	(0.34)	0.02	(0.35)	(0.02)	(0.37)
Year Ended September 30, 2007	$9.80	0.37	(0.05)	0.32	(0.37)	(0.03)	(0.40)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.

(c)	Amount is less than $0.005.

See accompanying notes to the financial statements.

NetAsset Value, End of Year		Ratios/Supplementary Data
	Total Return	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$10.80	3.02%	$155,814	0.71%	2.55%	0.83%	83.62%
$10.82	5.74%	$176,096	0.71%	3.00%	0.84%	83.92%
$10.57	9.06%	$177,141	0.70%	3.35%	0.82%	47.13%
$10.05	5.67%	$110,289	0.67%	4.33%	0.79%	116.07%
$ 9.94	5.04%	$132,403	0.68%	4.49%	0.80%	85.83%

$11.06	3.94%	$383,070	0.70%	3.73%	0.82%	131.87%
$11.33	10.27%	$383,868	0.71%	4.19%	0.84%	122.94%
$10.78	14.16%	$339,730	0.71%	4.61%	0.83%	122.26%
$9.89	2.32%	$430,079	0.66%	4.48%	0.78%	190.15%
$10.13	4.77%	$433,382	0.68%	4.62%	0.80%	222.24%

$10.79	3.34%	$13,757	0.68%	3.01%	0.79%	15.73%
$10.81	5.42%	$15,284	0.69%	3.01%	0.90%	20.68%
$10.67	13.00%	$12,814	0.67%	3.44%	0.87%	33.56%
$ 9.87	1.59%	$10,924	0.64%	3.38%	0.84%	54.22%
$10.05	2.92%	$10,625	0.65%	3.45%	0.85%	69.73%

$11.25	3.44%	$25,174	0.67%	2.77%	0.78%	21.89%
$11.22	4.97%	$26,322	0.68%	2.77%	0.89%	12.26%
$10.99	13.70%	$20,704	0.65%	3.10%	0.87%	37.11%
$10.06	2.10%	$11,527	0.54%	3.26%	0.84%	108.13%
$10.17	3.74%	$8,374	0.59%	3.29%	0.89%	136.09%

$11.02	3.60%	$161,486	0.67%	2.92%	0.72%	15.15%
$11.01	5.05%	$147,848	0.68%	3.05%	0.84%	19.19%
$10.87	12.63%	$130,113	0.67%	3.42%	0.82%	38.42%
$10.09	1.67%	$103,560	0.64%	3.59%	0.79%	82.02%
$10.33	3.33%	$96,282	0.66%	3.65%	0.81%	106.16%

$10.90	3.37%	$39,863	0.71%	2.68%	0.76%	25.83%
$10.86	5.53%	$30,183	0.73%	3.05%	0.89%	14.60%
$10.61	13.01%	$17,274	0.73%	3.45%	0.88%	42.06%
$9.89	1.27%	$13,298	0.71%	3.52%	0.86%	127.76%
$10.21	3.08%	$12,789	0.68%	3.60%	0.85%	68.69%

$12.12	3.11%	$78,535	0.68%	2.90%	0.73%	15.33%
$12.14	4.65%	$77,222	0.69%	3.05%	0.85%	9.54%
$12.07	13.39%	$71,599	0.67%	3.36%	0.82%	35.90%
$11.10	2.13%	$71,631	0.64%	3.50%	0.79%	53.28%
$11.31	3.21%	$68,911	0.66%	3.64%	0.81%	85.36%

$10.17	3.48%	$72,451	0.69%	3.44%	0.69%	23.34%
$10.18	5.13%	$70,760	0.69%	3.58%	0.70%	6.60%
$10.05	11.41%	$63,599	0.68%	3.71%	0.68%	24.19%
$ 9.37	0.18%	$56,829	0.66%	3.66%	0.66%	39.13%
$ 9.72	3.37%	$52,518	0.66%	3.85%	0.66%	49.60%

Sterling Capital Funds

Financial Highlights, Institutional Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities					Distributions
	Net Asset Value, Beginning of Year	Net investment income(a)		Net realized/ unrealized gains (losses) on investments		Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital National Tax-Free Money Market Fund
Year Ended September 30, 2011	$1.00	—	(b)	—	(b)	— (b)	— (b)	—	— (b)
Year Ended September 30, 2010	$1.00	—	(b)	—	(b)	— (b)	— (b)	—	— (b)
Year Ended September 30, 2009	$1.00	0.01		—	(b)	0.01	(0.01)	—	(0.01)
Year Ended September 30, 2008	$1.00	0.02		—	(b)	0.02	(0.02)	—	(0.02)
Year Ended September 30, 2007	$1.00	0.03		—		0.03	(0.03)	—	(0.03)
Sterling Capital Prime Money Market Fund
Year Ended September 30, 2011	$1.00	—	(b)	—	(b)	— (b)	— (b)	—	— (b)
Year Ended September 30, 2010	$1.00	—	(b)	—	(b)	— (b)	— (b)	—	— (b)
Year Ended September 30, 2009	$1.00	0.01		—	(b)	0.01	(0.01)	—	(0.01)
Year Ended September 30, 2008	$1.00	0.03		—	(b)	0.03	(0.03)	—	(0.03)
Year Ended September 30, 2007	$1.00	0.05		—		0.05	(0.05)	—	(0.05)
Sterling Capital U.S. Treasury Money Market Fund
Year Ended September 30, 2011	$1.00	—	(b)	—	(b)	— (b)	— (b)	—	— (b)
Year Ended September 30, 2010	$1.00	—	(b)	—	(b)	— (b)	— (b)	—	— (b)
Year Ended September 30, 2009	$1.00	—	(b)	—		— (b)	— (b)	—	— (b)
Year Ended September 30, 2008	$1.00	0.02		—	(b)	0.02	(0.02)	—	(0.02)
Year Ended September 30, 2007	$1.00	0.05		—		0.05	(0.05)	—	(0.05)
Sterling Capital Strategic Allocation Conservative Fund(c)
Year Ended September 30, 2011	$9.15	0.25		(0.27)		(0.02)	(0.30)	—	(0.30)
Year Ended September 30, 2010	$8.58	0.29		0.57		0.86	(0.29)	—	(0.29)
Year Ended September 30, 2009	$8.50	0.30		0.17		0.47	(0.25)	(0.14)	(0.39)
Year Ended September 30, 2008	$10.62	0.28		(1.26)		(0.98)	(0.41)	(0.73)	(1.14)
Year Ended September 30, 2007	$10.04	0.38		0.53		0.91	(0.33)	—	(0.33)
Sterling Capital Strategic Allocation Balanced Fund(c)
Year Ended September 30, 2011	$8.44	0.19		(0.43)		(0.24)	(0.20)	—	(0.20)
Year Ended September 30, 2010	$7.83	0.20		0.61		0.81	(0.20)	—	(0.20)
Year Ended September 30, 2009	$7.81	0.24		(0.04)		0.20	(0.18)	—	(0.18)
Year Ended September 30, 2008	$10.99	0.19		(1.86)		(1.67)	(0.38)	(1.13)	(1.51)
Year Ended September 30, 2007	$10.25	0.32		0.88		1.20	(0.24)	(0.22)	(0.46)
Sterling Capital Strategic Allocation Growth Fund(c)
Year Ended September 30, 2011	$7.70	0.13		(0.49)		(0.36)	(0.13)	—	(0.13)
Year Ended September 30, 2010	$7.12	0.15		0.58		0.73	(0.15)	—	(0.15)
Year Ended September 30, 2009	$7.34	0.22		(0.31)		(0.09)	(0.13)	—	(0.13)
Year Ended September 30, 2008	$11.14	0.13		(2.20)		(2.07)	(0.36)	(1.37)	(1.73)
Year Ended September 30, 2007	$10.24	0.27		1.08		1.35	(0.18)	(0.27)	(0.45)
Sterling Capital Strategic Allocation Equity Fund(c)
Year Ended September 30, 2011	$7.41	0.10		(0.58)		(0.48)	(0.06)	—	(0.06)
Year Ended September 30, 2010	$6.85	0.12		0.57		0.69	(0.13)	—	(0.13)
Year Ended September 30, 2009	$7.48	0.20		(0.77)		(0.57)	(0.06)	—	(0.06)
Year Ended September 30, 2008	$12.35	0.07		(2.78)		(2.71)	(0.35)	(1.81)	(2.16)
Year Ended September 30, 2007	$11.65	0.25		1.42		1.67	(0.12)	(0.85)	(0.97)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income has been calculated using the average daily shares method.

(b)	Amount is less than $0.005.

(c)	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$1.00	0.02%	$153,610	0.35%	0.02%	0.48%	—
$1.00	0.03%	$155,385	0.40%	0.03%	0.48%	—
$1.00	1.05%	$260,889	0.44%	0.97%	0.49%	—
$1.00	2.37%	$151,438	0.40%	2.34%	0.45%	—
$1.00	3.33%	$109,590	0.41%	3.28%	0.46%	—

$1.00	0.01%	$328,318	0.25%	0.01%	0.63%	—
$1.00	0.05%	$396,157	0.35%	0.04%	0.63%	—
$1.00	0.92%	$879,738	0.54%	0.87%	0.66%	—
$1.00	3.38%	$975,033	0.46%	3.28%	0.58%	—
$1.00	5.03%	$788,160	0.48%	4.92%	0.60%	—

$1.00	0.01%	$118,172	0.10%	0.01%	0.64%	—
$1.00	0.07%	$208,439	0.15%	0.05%	0.64%	—
$1.00	0.04%	$432,753	0.29%	0.04%	0.64%	—
$1.00	2.24%	$712,696	0.44%	2.18%	0.58%	—
$1.00	4.72%	$557,282	0.46%	4.62%	0.60%	—

$8.83	(0.31)%	$3,954	0.37%	2.61%	0.47%	8.36%
$9.15	10.22%	$4,798	0.21%	3.26%	0.47%	33.33%
$8.58	6.28%	$5,316	0.14%	3.84%	0.39%	21.56%
$8.50	(10.21)%	$39,937	0.10%	2.97%	0.35%	39.99%
$10.62	9.16%	$47,520	0.10%	3.62%	0.41%	29.58%

$8.00	(3.02)%	$475	0.29%	2.13%	0.41%	9.96%
$8.44	10.53%	$1,169	0.16%	2.52%	0.41%	47.76%
$7.83	2.91%	$1,322	0.13%	3.61%	0.38%	22.46%
$7.81	(17.23)%	$21,298	0.10%	2.07%	0.35%	63.63%
$10.99	11.80%	$28,961	0.11%	3.02%	0.42%	40.05%

$7.21	(4.86)%	$1,127	0.32%	1.62%	0.43%	9.06%
$7.70	10.39%	$1,684	0.17%	2.05%	0.43%	57.35%
$7.12	(0.87)%	$1,650	0.14%	3.54%	0.38%	24.08%
$7.34	(21.54)%	$17,836	0.10%	1.48%	0.35%	77.54%
$11.14	13.45%	$24,259	0.11%	2.50%	0.43%	44.48%

$6.87	(6.64)%	$64	0.45%	1.18%	0.55%	10.72%
$7.41	10.15%	$67	0.25%	1.65%	0.52%	66.32%
$6.85	(7.33)%	$693	0.17%	3.41%	0.42%	20.24%
$7.48	(26.02)%	$14,000	0.13%	0.70%	0.38%	67.40%
$12.35	14.98%	$20,832	0.12%	2.12%	0.43%	48.80%

Sterling Capital Funds

Financial Highlights, Class R Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net investment income (loss)(a)	Net realized/ unrealized gains (loss) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital Mid Value Fund
Year Ended September 30, 2011	$12.12	0.05	(0.73)	(0.68)	(0.08)	—	(0.08)
February 1, 2010 to September 30, 2010(e)	$11.11	0.03	1.01	1.04	(0.03)	—	(0.03)
Sterling Capital Small Value Fund
Year Ended September 30, 2011	$11.18	(0.02)	(0.37)	(0.39)	—	—	—
February 1, 2010 to September 30, 2010(e)	$10.55	0.06	0.62	0.68	(0.05)	—	(0.05)
Sterling Capital Special Opportunities Fund
Year Ended September 30, 2011	$16.26	(0.11)	(0.51)	(0.62)	—	(0.10)	(0.10)
February 1, 2010 to September 30, 2010(e)	$15.32	(0.03)	0.97	0.94	—	—	—
Sterling Capital Equity Income Fund
Year Ended September 30, 2011	$13.03	0.24	0.13	0.37	(0.21)	—	(0.21)
February 1, 2010 to September 30, 2010(e)	$11.94	0.23	1.04	1.27	(0.18)	—	(0.18)
Sterling Capital Total Return Bond Fund
Year Ended September 30, 2011	$11.32	0.37	(0.03)	0.34	(0.43)	(0.21)	(0.64)
February 1, 2010 to September 30, 2010(e)	$10.87	0.25	0.50	0.75	(0.30)	—	(0.30)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Net Assets are below $1,000.

(e)	Period from commencement of operations.

(f)	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 6.08%.

See accompanying notes to the financial statements.

			Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge)(b)		Net Assets, End of Period (000)		Ratio of net expenses to average net assets(c)	Ratio of net investment income to average net assets(c)	Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$11.36	(5.71)%		$—	(d)	1.44%	0.36%	1.56%	38.30%
$12.12	9.47%		$—	(d)	1.44%	0.42%	1.68%	45.02%

$10.79	(3.49)%		$—	(d)	1.57%	(0.12)%	1.58%	63.02%
$11.18	6.46	%(f)	$—	(d)	1.65%	0.82%	3.44%	95.89%

$15.54	(3.95)%		$289		1.54%	(0.62)%	1.54%	31.51%
$16.26	6.20%		$—	(d)	1.54%	(0.29)%	1.57%	25.65%

$13.19	2.74%		$604		1.43%	1.72%	1.43%	16.64%
$13.03	10.76%		$—	(d)	1.45%	2.86%	1.49%	21.63%

$11.02	3.24%		$6		1.20%	3.32%	1.33%	131.87%
$11.32	7.03%		$42		1.21%	3.45%	1.37%	122.94%

Sterling Capital Funds
Notes to Financial Statements
September 30, 2011

1.	Organization:

Sterling Capital Funds (formerly known as BB&T Funds) (the “Trust”) commenced operations on October 5, 1992 and is registered under the Investment Company Act of 1940, as amended (“the 1940 Act”), as an open-end investment company established as a Massachusetts business trust.

As the date of these financial statements, Trust offers shares of Sterling Capital Select Equity Fund, Sterling Capital Mid Value Fund, Sterling Capital Small Value Fund, Sterling Capital International Fund, Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund, Sterling Capital Short-Term Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Total Return Bond Fund, Sterling Capital Kentucky Intermediate Tax-Free Fund, Sterling Capital Maryland Intermediate Tax-Free Fund, Sterling Capital North Carolina Intermediate Tax-Free Fund, Sterling Capital South Carolina Intermediate Tax-Free Fund, Sterling Capital Virginia Intermediate Tax-Free Fund, Sterling Capital West Virginia Intermediate Tax-Free Fund, Sterling Capital National Tax-Free Money Market Fund, Sterling Capital Prime Money Market Fund, Sterling Capital U.S. Treasury Money Market Fund, Sterling Capital Strategic Allocation Conservative Fund, Sterling Capital Strategic Allocation Balanced Fund, Sterling Capital Strategic Allocation Growth Fund, Sterling Capital Strategic Allocation Equity Fund, Sterling Capital Corporate Fund, Sterling Capital Securitized Opportunities Fund and Sterling Capital Equity Index Fund (referred to individually as a “Fund” and collectively as the “Funds”). This report includes all Funds in the Trust, except for Sterling Capital Corporate Fund, Sterling Capital Securitized Opportunities Fund and Sterling Capital Equity Index Fund which are shown in separate reports. Sterling Capital Kentucky Intermediate Tax-Free Fund, Sterling Capital Maryland Intermediate Tax-Free Fund, Sterling Capital North Carolina Intermediate Tax-Free Fund, Sterling Capital South Carolina Intermediate Tax-Free Fund, Sterling Capital Virginia Intermediate Tax-Free Fund and Sterling Capital West Virginia Intermediate Tax-Free Fund are referred to as the “Tax-Free Funds.” Sterling Capital National Tax-Free Money Market Fund, Sterling Capital Prime Money Market Fund and Sterling Capital U.S. Treasury Money Market Fund are referred to as the “Money Market Funds.” Sterling Capital Strategic Allocation Conservative Fund, Sterling Capital Strategic Allocation Balanced Fund, Sterling Capital Strategic Allocation Growth Fund and Sterling Capital Strategic Allocation Equity Fund are referred to as the “Funds of Funds.” The Funds, excluding the Money Market Funds and the Funds of Funds, are referred to as the “Variable Net Asset Value Funds.” The Funds of Funds invest in underlying mutual funds and exchange traded funds as opposed to individual securities.

All Funds except the Tax-Free Funds are “diversified” funds, as defined in the 1940 Act. The Tax-Free Funds are non-diversified funds, which means they may invest in the securities of a limited number of issuers.

By owning shares of underlying investment companies (including exchange traded funds), each of the Funds of Funds invests, to varying degrees, in securities of U.S. and non-U.S. companies, including small and medium sized companies, and in fixed-income securities. Funds of Funds with exposure to underlying equity funds may include funds that invest in real estate of other similar securities. In addition, underlying investment companies may invest in derivatives.

The Funds are authorized to issue an unlimited amount of shares. As of September 30, 2011, the Funds discussed herein offered up to five classes of shares: Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares. Class B Shares of the Funds are closed to new accounts and additional purchases by existing shareholders. Sterling Capital Mid Value Fund, Sterling Capital Small Value Fund, Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund and Sterling Capital Total Return Bond Fund offer Class R Shares. Class B Shares and Class C Shares of Sterling Capital Short-Term Bond Fund, Sterling Capital National Tax-Free Money Market Fund and the Tax-Free Funds are not being offered. Class B Shares automatically convert to Class A Shares after eight years. Class A Shares of the Variable Net Asset Value Funds and Funds of Funds, excluding Sterling Capital Short-Term Bond Fund, have a maximum sales charge of 5.75% as a percentage of original purchase price. Class A Shares of Sterling Capital Short-Term Bond Fund and the Tax-Free Funds have a maximum sales charge of 2.50% and 3.00%, respectively, as a percentage of the original purchase price. Prior to March 1, 2011 Class A Shares of Sterling Capital Short-Term Bond Fund’s maximum sales charge was 3.00%. Purchases of $1 million or more of Class A Shares are not subject to a front-end sales charge but will be subject to a Contingent Deferred Sales Charge (“CDSC”) of 1.00% of the purchase price if redeemed within two years after purchase, with respect to Short-Term Bond Fund, sales over $500,000 are not subject to a sales load but will be subject to a CDSC of 0.50% of the purchase price if redeemed within 18 months of purchase. This charge is based on the lower of the price paid for the shares or their net asset value at the time of redemption. In addition, a CDSC of up to 1.00% of the purchase price of Class A Shares will be charged to the following shareholders who received a sales charge waiver and then redeem their shares within two years after purchase: (i) employees of the Trust, Sterling Capital Management LLC and its affiliates, and (ii) shareholders who purchased shares online at

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2011

www.sterlingcapitalfunds.com. This charge is based on the lower of the price paid for the shares or their net asset value at the time of redemption. The Class B Shares of the Funds will be subject to a CDSC ranging from a maximum of 5.00% if redeemed less than one year after purchase to 0.00% if redeemed more than six years after purchase. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase.

Each class of shares has identical rights and privileges except with respect to the fees paid under the distribution plan, voting rights on matters affecting a single class of shares and the exchange privilege of each class of shares.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.	Fund Reorganizations:

On November 17, 2009, the Board of Trustees of the Trust (the “Board”) approved an Agreement and Plan of Reorganization which provided for the acquisition of all of the assets and the assumption of the liabilities of BB&T Mid Cap Growth Fund and BB&T Small Cap Fund in exchange for shares of Sterling Capital Mid Value Fund (formerly known as BB&T Mid Cap Value Fund) and Sterling Capital Small Value Fund (formerly known as Sterling Capital Small Cap Value Fund), respectively. The purpose of the transactions were to enhance investment management efficiencies, offer greater market leverage and market presence, economies of scale, and greater opportunities for asset growth. Shareholders approved the plan at a meeting on January 26, 2010 and the reorganization took place on February 1, 2010. The acquisitions were accomplished by tax-free exchanges of shares on February 1, 2010. For financial reporting purposes, assets received and shares issued by Sterling Capital Mid Value Fund and Sterling Capital Small Value Fund were recorded at fair value; however, the cost basis of the investments received from BB&T Mid Cap Growth Fund and BB&T Small Cap Fund was carried forward to align ongoing reporting of Sterling Capital Mid Value Fund and Sterling Capital Small Value Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Acquired Fund	Class	Shares Redeemed	Acquiring Fund	Class	Shares Issued	Value	Conversion Ratio

BB&T Mid Cap Growth Fund	A	740,972	Sterling Capital Mid Value Fund	A	533,366	$5,898,265	0.7198
	B	172,106		B	119,580	1,265,846	0.6948
	C	9,860		C	6,874	72,648	0.6972
	Institutional	8,122,185		Institutional	6,253,352	69,504,565	0.7699

						$76,741,324

BB&T Small Cap Fund	A	529,861	Sterling Capital Small Value Fund	A	457,112	$4,823,599	0.8627
	B	120,569		B	98,525	1,039,671	0.8172
	C	2,006		C	1,636	17,265	0.8155
	Institutional	2,464,273		Institutional	2,156,153	22,752,363	0.8750

						$28,632,898

The net assets and net unrealized appreciation immediately before the acquisitions were as follows:

Acquired Fund	Net Assets	Unrealized Appreciation	Acquiring Fund	Net Assets

BB&T Mid Cap Growth Fund	$76,741,324	$2,667,613	Sterling Capital Mid Value Fund	$223,679,726

BB&T Small Cap Fund	$28,632,898	$1,063,366	Sterling Capital Small Value Fund	$31,378,798

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2011

Assuming the acquisition had been completed on October 1, 2009, the beginning of the reporting period for the Funds, Sterling Capital Mid Value Fund and Sterling Capital Small Value Fund pro-forma results of operations for the fiscal year ended September 30, 2010 were as follows:

Sterling Capital Mid Value Fund
Net investment income	$1,473,885
Net realized and unrealized gain on investments	32,986,960

Net increase in net assets from operations	$34,460,845

Sterling Capital Small Value Fund
Net investment income	$233,700
Net realized and unrealized gain on investments	4,260,865

Net increase in net assets from operations	$4,494,565

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of BB&T Mid Cap Growth Fund and BB&T Small Cap Fund that have been included in Sterling Capital Mid Value Fund and Sterling Capital Small Value Fund’s Statements of Changes since February 1, 2010, respectively. Since BB&T Mid Cap Growth Fund, BB&T Small Cap Fund, Sterling Capital Mid Value Fund and Sterling Capital Small Value Fund sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

3.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with United States generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

Securities Valuation — Investments of the Money Market Funds are valued in accordance with Rule 2a-7 of the 1940 Act at amortized cost, which approximates fair value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

Investments in securities held by the Variable Net Asset Value Funds, the principal market for which is a securities exchange or an over-the-counter market, are valued at their latest available sale price (except for those securities that are traded on NASDAQ, which will be valued at the NASDAQ official closing price) or in the absence of such a price, by reference to the latest available bid price in the principal market in which such securities are normally traded. The Variable Net Asset Value Funds may also use an independent pricing service approved by the Board to value certain securities, including the use of electronic and matrix techniques. Short-term obligations without significant credit risk that mature in 60 days or less are valued at either amortized cost or original cost plus interest, which approximates fair value. Investments in open-end investment companies, including underlying funds invested in by the Funds of Funds, are valued at their respective net asset values as reported by such companies. Investments in closed-end investment companies and exchange traded funds are valued at their market values based upon the latest available sale price or, absent such a price, by reference to the latest available bid prices in the principal market in which such securities are normally traded. The differences between cost and fair value of investments are reflected as either unrealized appreciation or depreciation. Securities for which market quotations are not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price) will be fair valued in accordance with procedures established in good faith under the general supervision of the Board. The following Funds had securities that were recorded at fair value at September 30, 2011:

	Fair Value	Percentage of Net Assets
Sterling Capital Small Value Fund	$—	0.000%
Sterling Capital Special Opportunities Fund	48,000	0.008%
Sterling Capital Equity Income Fund	3,500	0.000%

Fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when Sterling Capital International Fund’s net asset value is calculated;

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2011

such securities may be valued at fair value in accordance with procedures adopted by the Board. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, Sterling Capital International Fund may use a systematic valuation model provided by an independent third party to fair value their international equity securities. As of September 30, 2011, Sterling Capital International Fund was fair valued using a systematic valuation model.

Fair Value Measurements — The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. During the year ended September 30, 2011 there were no significant changes to the valuation policies and procedures.

The summary of inputs used to determine the fair value of each Fund’s investments as of September 30, 2011 is as follows:

	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Total
Assets:
Investments in Securities
Sterling Capital Select Equity Fund	$181,502,412(a)	$1,853,159(b)	$—	$183,355,571
Sterling Capital Mid Value Fund	320,037,190(a)	109,928(b)	—	320,147,118
Sterling Capital Small Value Fund	71,309,740(a)	769,385(b)	—	72,079,125
Sterling Capital International Fund	7,550,260(a)	54,787,858(a)(b)	—	62,338,118
Sterling Capital Special Opportunities Fund	619,927,324(a)	10,443,545(b)	—	630,370,869
Sterling Capital Equity Income Fund	724,238,816(a)	289,900(b)	—	724,528,716
Sterling Capital Short-Term Bond Fund	408,137(c)	62,590,570(a)(b)	—	62,998,707
Sterling Capital Intermediate U.S. Government Fund	1,276,702(c)	174,053,157(a)(b)	—	175,329,859
Sterling Capital Total Return Bond Fund	7,128,049(c)	438,118,401(a)(b)	—	445,246,450
Sterling Capital Kentucky Intermediate Tax-Free Fund	1,547,054(c)	20,745,551(a)	—	22,292,605
Sterling Capital Maryland Intermediate Tax-Free Fund	115,828(c)	33,656,174(a)	—	33,772,002
Sterling Capital North Carolina Intermediate Tax-Free Fund	697,165(c)	213,513,079(a)	—	214,210,244
Sterling Capital South Carolina Intermediate Tax-Free Fund	1,698,948(c)	55,015,094(a)	—	56,714,042
Sterling Capital Virginia Intermediate Tax-Free Fund	1,366,647(c)	115,322,990(a)	—	116,689,637
Sterling Capital West Virginia Intermediate Tax-Free Fund	5,990,426(c)	100,035,212(a)	—	106,025,638
Sterling Capital National Tax-Free Money Market Fund	1,501,481(c)	152,172,580(a)	—	153,674,061
Sterling Capital Prime Money Market Fund	—	493,537,844(a)	—	493,537,844
Sterling Capital U.S. Treasury Money Market Fund	—	220,106,258(a)	—	220,106,258
Sterling Capital Strategic Allocation Conservative Fund	16,801,148(a)	—	—	16,801,148
Sterling Capital Strategic Allocation Balanced Fund	33,085,827(a)	—	—	33,085,827
Sterling Capital Strategic Allocation Growth Fund	23,547,691(a)	—	—	23,547,691
Sterling Capital Strategic Allocation Equity Fund	7,770,303(a)	—	—	7,770,303

Other Financial Instruments-
Forward Foreign Currency Exchange Contracts (Foreign Currency Risk)
Sterling Capital International Fund (d)	$—	$276,880	$—	$276,880

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2011

	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Total
Liabilities:
Other Financial Instruments-
Written Options (Equity Risk)
Sterling Capital Special Opportunities Fund (d)	$449,946	$10,000	$—	$459,946
Sterling Capital Equity Income Fund (d)	168,000	3,500	—	171,500
Forward Foreign Currency Exchange Contracts (Foreign Currency Risk)
Sterling Capital International Fund (d)	$—	$40,631	$—	$40,631

(a)	Industries, countries or security types are disclosed in the Schedules of Portfolio Investments.
(b)	All or part of the balance represents securities held as collateral for securities on loan.
(c)	Represents investment companies.
(d)

Other financial instruments are foreign currency exchange contracts and written options. Foreign currency exchange contracts are valued at the unrealized appreciation depreciation on the instruments and written options are shown at value.

Except for Sterling Capital International Fund, there were no significant transfers between Level 1 and Level 2 for the fiscal year ended September 30, 2011. Sterling Capital International Fund had common stocks valued at $42,200,107 that transferred from Level 1 to Level 2 of the fair value hierarchy as of September 30, 2011. The common stocks that transferred from Level 1 to Level 2 did so as a result of foreign equities that were valued based on quoted prices at September 30, 2010 however were fair valued at September 30, 2011. The Fund’s policy is to recognize transfers in and transfers out as of beginning of the reporting period.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. In addition, ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. Finally, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

Foreign Currency Translation — The accounting records of Sterling Capital International Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the latest foreign exchange bid quotation (from an approved pricing vendor) to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, income and expenses are translated at the prevailing rate of exchange, on the respective dates of such transactions. Sterling Capital International Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Risks Associated with Foreign Securities and Currencies — Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts — Sterling Capital International Fund enters into forward foreign currency exchange contracts (foreign currency exchange risk) in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2011

in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or seller, is the unrealized appreciation of the contract. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

During the fiscal year, Sterling Capital International Fund utilized forward foreign currency exchange contracts to hedge the Fund’s portfolio against currency risks. The Fund also utilized forward foreign currency contracts to reduce or eliminate an underweighted position in a currency relative to its benchmark. Additionally, the Fund hedged some of its currency exposure to the Euro and Swiss Franc by selling these currencies forward versus the U.S. dollar, using 3-month forward currency contracts. At the same time, although the Fund prefers to underweight its equity holdings in Japan versus the benchmark, the Fund has chosen to move closer to the benchmark weight assigned to each country through the use of forward currency transactions (buy the foreign currency, sell the U.S. dollar). For open forward foreign currency exchange contracts as of September 30, 2011, see the Schedule of Portfolio Investments.

Options Contracts — Sterling Capital Special Opportunities Fund and Sterling Capital Equity Income Fund write (sell) “covered” call options and purchase options to close out options previously written by it. These transactions are entered into to hedge against changes in security prices (equity risk) or for the purposes of earning additional income (i.e., speculation).

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of the premium and change in value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

In writing an option, the Funds contract with a specified counterparty to purchase (put option written) or sell (call option written) a specified quantity (notional amount) of an underlying asset at a specified price during a specified period upon demand of the counterparty. The risk associated with writing an option is that the Funds bear the market risk of an unfavorable change in the price of an underlying asset and are required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value. The Funds execute transactions in both listed and over-the-counter options. When purchasing over-the-counter options, the Fund bears the risk of economic loss from counterparty default, equal to the market value of the option. Listed options involve minimal counterparty risk since the listed options are guaranteed against default by the exchange on which they trade. Transactions in over-the-counter options expose the Funds to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter transaction, the Funds’ maximum amount of loss is the premium paid (as the purchaser) or the unrealized depreciation of the contract (as the writer). The Sterling Capital Special Opportunities and Sterling Capital Equity Income Funds invested in written options to economically hedge the downside exposure by collecting a premium when sold against the equity holding. Details of written option activity for the fiscal year ended September 30, 2011 are as follows:

	Sterling Capital Special Opportunities Fund		Sterling Capital Equity Income Fund
Covered Call Options	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Balance at beginning of year	15,263	$1,642,049	7,958	$589,691
Options written	58,649	6,028,830	16,898	1,042,071
Options closed	(14,860)	(1,356,117)	(3,698)	(200,184)
Options expired	(31,691)	(2,959,498)	(14,600)	(842,106)
Options exercised	(7,969)	(1,068,513)	(4,358)	(357,613)

Balance at end of year	19,392	$2,286,751	2,200	$231,859

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2011

The following is a summary of written call options outstanding as of September 30, 2011:

	Number of Contracts	Value
Sterling Capital Special Opportunities Fund
Broadcom Corp., $44.00, 11/19/11	1,000	$(8,000)
eBay, Inc., $36.00, 1/21/12	1,000	(101,000)
eBay, Inc., $40.00, 1/21/12	1,000	(45,000)
Energizer Holdings, Inc., $90.00, 11/19/11(a)	1,500	(7,500)
Halliburton Co., $52.50, 10/22/11	1,500	(6,000)
Halliburton Co., $55.00, 10/22/11	500	(1,500)
Halliburton Co., $55.00, 1/21/12	500	(3,000)
L-3 Communications Holdings, Inc., $95.00, 10/22/11(a)	500	(2,500)
Southwestern Energy Co., $50.00, 12/17/11	2,950	(32,450)
UnitedHealth Group, Inc., $60.00, 1/21/12	1,300	(53,300)
Weatherford International, Ltd., $25.00, 11/19/11	1,500	(6,000)
Weatherford International, Ltd., $27.00, 11/19/11	1,800	(5,400)
Yamana Gold Inc., $19.00, 1/21/12	2,442	(92,796)
Yamana Gold Inc., $20.00, 1/21/12	1,000	(28,000)
Yum! Brands, Inc., $60.00, 1/21/12	900	(67,500)

	19,392	$(459,946)

Sterling Capital Equity Income Fund
Emerson Electric Co., $65.00, 12/17/11(a)	700	$(3,500)
McDonald’s Corp., $95.00, 12/17/11	750	(102,000)
McDonald’s Corp., $100.00, 1/21/12	750	(66,000)

	2,200	$(171,500)

(a)	Security was fair valued under methods approved by the Board.

Derivative Instruments Categorized by Risk Exposure — The Fund’s derivative contracts held at September 30, 2011, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments (or Note 3 Options Contracts) together with the related counterparty. The following is a summary of the location of the derivative instruments held by the Funds on the Statements of Assets and Liabilities and the category of primary risk exposure as of September 30, 2011:

  Fair Values of Derivative Instruments

	Statements of Assets and Liabilities Location	Sterling Capital International Fund	Sterling Capital Special Opportunities Fund	Sterling Capital Equity Income Fund
Assets
Foreign currency contracts	Unrealized appreciation on forward foreign currency exchange contracts	$276,880	—	—

Liabilities
Equity contracts	Call options written	—	$459,946	$171,500
Foreign currency contracts	Unrealized depreciation on forward foreign currency exchange contracts	$ 40,631	—	—

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2011

The effect of derivative instruments on the Statements of Operations for the fiscal year ended September 30, 2011:

    Net Realized Gain (Loss)

	Sterling Capital International Fund	Sterling Capital Special Opportunities Fund	Sterling Capital Equity Income Fund
Foreign Currency Contracts
Forward foreign currency exchange contracts	$(228,497)	—	—
Equity Contracts
Written options	—	$3,246,049	$892,255

    Net Change in Unrealized Appreciation (Depreciation)

	Sterling Capital International Fund	Sterling Capital Special Opportunities Fund	Sterling Capital Equity Income Fund
Foreign Currency Contracts
Forward foreign currency exchange contracts	$401,517	—	—
Equity Contracts
Written options	—	$2,304,725	$(26,862)

For the fiscal year ended September 30, 2011, the average quarterly balance of derivative financial instruments was as follows:

    The Average Quarterly Balance of Derivative Instruments

	Sterling Capital International Fund	Sterling Capital Special Opportunities Fund	Sterling Capital Special Opportunities Fund
Forward Foreign Currency Exchange Contracts (Foreign Currency Risk)
Average number of contracts - U.S. dollars purchased	4	—	—
Average U.S. dollar amounts purchased	$5,024,700	—	—
Average number of contracts - U.S. dollars sold	1	—	—
Average U.S. dollar amounts sold	$1,230,466	—	—

Options Written (Equity Risk)
Average number of contracts	—	12,608	4,836
Average premium	—	$1,340,965	$283,585

Securities Transactions and Related Income — During the period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions as of the last business day of the reporting period are accounted for on the trade date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization/accretion of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

When-Issued and Forward Commitments — The Funds, with the exception of Sterling Capital U.S. Treasury Money Market Fund, may purchase securities on a “when-issued” basis. Sterling Capital Select Equity Fund, Sterling Capital Mid Value Fund, Sterling Capital Small Value Fund, Sterling Capital International Fund, Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund, Sterling Capital National Tax-Free Money Market Fund, and Sterling Capital Prime Money Market Fund may also purchase or sell securities on a forward commitment basis. The Funds record when-issued securities on the trade date and pledge assets with a value at least equal to the purchase commitment for payment of the securities purchased. The value of the securities underlying when-issued or forward commitments to purchase securities, and any subsequent fluctuation in their value, is taken into account when determining the net asset value of the Funds commencing with the date the Funds agree to purchase the securities. The Funds do not accrue interest or dividends on

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2011

“when-issued” securities until the underlying securities are received.

Repurchase Agreements and Collateralized Loan Agreements — The Funds may enter into agreements with member banks of the Federal Deposit Insurance Corporation and with registered broker/dealers that the advisor or a sub-advisor deems creditworthy under guidelines approved by the Board, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying Fund securities. The seller, under these types of agreements, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase are held by the Funds’ custodian, or another qualified custodian, or in the Federal Reserve/Treasury book-entry system. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential for loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the fair value of the underlying securities during the period while the Fund seeks to assert its rights.

Mortgage Dollar Rolls — The Variable Net Asset Value Funds and the Tax-Free Money Market Fund may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. The market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. Pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls. The Funds account for mortgage dollar roll transactions as purchases and sales.

In April 2011, the FASB issued ASU No. 2011-03: Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 changes the assessment of effective control for repurchase agreements including dollar roll transactions. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-03 and its impact on the financial statements.

Security Loans — The Funds may loan securities secured by collateral in the form of securities issued or guaranteed by the U.S. Government or its agencies on instrumentalities, irrevocable letters of credit, U.S. dollar cash or other forms of collateral as may be agreed to between the Trust and The Bank of New York Mellon, the lending agent (“BNY Mellon Bank”). A Fund may receive compensation for lending securities in the form of fees payable by the borrower or by retaining a portion of the income and earnings from the investment and reinvestment of cash collateral received and held on behalf of the Fund (after payment of a “broker rebate fee” to the borrower). In extremely low interest rate environments, the broker rebate fee may exceed the interest earned on the cash collateral which would result in a loss to the Fund. A Fund also continues to receive interest or dividends on the securities loaned. Although security loans are secured at all times by collateral, the loans may not be fully supported if, for example, the instruments in which cash collateral is invested decline in value or the borrower fails to provide additional collateral when required in a timely manner or at all. Concurrently with the delivery of the Fund’s securities to a borrower, BNY Mellon Bank is required to obtain from the borrower collateral equal to at least 102% of the market value of the securities loaned plus accrued interest in the case of U.S. securities, and at least 105% of the market value of the securities loaned plus accrued interest in the case of foreign securities. If at the close of trading on any business day the market value of the collateral is less than 100% of the market value of such loaned securities as of such business day, the borrower is required to deliver additional collateral which will cause the total collateral to be equal to not less than 102% of the market value of the securities loaned plus accrued interest in the case of U.S. securities and 105% of the market value of the securities loaned plus accrued interest in the case of foreign securities. A Fund bears all of the gains and losses on such investments. During the fiscal year, cash collateral received by a Fund was invested in BNY Mellon Institutional Cash Reserve Fund (“ICRF”), Series A and B, an unregistered investment pool managed by BNY Mellon Bank, which was invested in repurchase agreements and Lehman Brothers floating rate medium term notes. Cash collateral received by a Fund at September 30, 2011 was invested in the BNY Mellon Overnight

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2011

Government Fund (formerly known as BNY Mellon ICRF Series A).

Effective July 1, 2010, the Trust, on behalf of each applicable Fund, entered into an agreement with BNY Mellon Bank and the Bank of New York Mellon Corporation (“BNYMC”) with respect to each Fund’s position in BNY Mellon ICRF Series B, pursuant to which (i) BNYMC will support the value of certain defaulted securities issued by Lehman Brothers and held by BNY Mellon ICRF Series B, and (ii) if certain conditions are met, each Fund will have the right to sell the defaulted securities to BNYMC at a price equal to 80% of par value. During the year those conditions were met and on September 29, 2011 the Funds recorded the sale of the defaulted securities to BNYMC at a price equal to 80% of par value.

There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. Another risk from securities lending is that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. The Funds are indemnified from losses resulting from brokers failing to return securities. The securities lending agent may make payments to borrowers and placing brokers, who may not be affiliated, directly or indirectly, with the Trust, Sterling Capital Management LLC (“Sterling Capital”) or the Distributor. In connection with lending securities, a Fund may pay reasonable administrative and custodial fees. The value of the securities on loan and the liability to return the related collateral for each Fund at September 30, 2011, are shown on the Statements of Assets and Liabilities.

As of September 30, 2011, the following Funds had loans outstanding:

	Value of Loaned Securities	Value of Collateral	Average Value on Loan for the Year ended September 30, 2011
Sterling Capital Select Equity Fund	$1,612,248	$1,853,159	$1,508,319
Sterling Capital Mid Value Fund	99,328	109,928	6,823,422
Sterling Capital Small Value Fund	719,376	769,385	922,397
Sterling Capital International Fund	1,630,864	1,876,684	2,938,556
Sterling Capital Special Opportunities Fund	9,833,044	10,443,545	9,377,540
Sterling Capital Equity Income Fund	282,639	289,900	21,227,961
Sterling Capital Short-Term Bond Fund	51,380	53,000	89,564
Sterling Capital Intermediate U.S. Government Fund	4,518,852	4,605,000	2,729,124
Sterling Capital Total Return Bond Fund	6,694,279	6,977,960	1,426,909

Expenses and Allocation Methodology — Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all Funds daily in relation to the net assets of each Fund or on another reasonable basis. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses that are attributable to both the Trust and the Sterling Capital Variable Insurance Funds are allocated across the Funds and Sterling Capital Variable Insurance Funds, based upon relative net assets or on another reasonable basis. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets or another appropriate basis.

Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly for Sterling Capital Short-Term Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Total Return Bond Fund, the Tax-Free Funds and the Money Market Funds. Dividends from net investment income are declared and paid quarterly for Sterling Capital Select Equity Fund, Sterling Capital Mid Value Fund, Sterling Capital Small Value Fund, Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund and the Funds of Funds if the annualized yield of the distribution exceeds an amount determined annually by the Board. Dividends from net investment income are declared and paid annually for Sterling Capital International Fund. Distributable net realized gains, if any, are declared and distributed at least annually. Distributions to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

The character of income and gains distributed are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclass of net operating losses, disposition of market discount and market

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2011

premium bonds, paydown gains and losses, treatment of partnership interests and character of distributions) such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets or net asset values per share.

As of September 30, 2011, these reclassifications were as follows:

	Increase/ (Decrease) Paid-in-Capital	Increase/ (Decrease) Net Investment Income(Loss)	Increase/ (Decrease) Realized Gain(Loss)
Sterling Capital Small Value Fund	$(1)	$141,534	$(141,533)
Sterling Capital International Fund	2,053	(180,911)	178,858
Sterling Capital Special Opportunities Fund	(2,092,332)	2,243,244	(150,912)
Sterling Capital Equity Income Fund	—	(1,941,528)	1,941,528
Sterling Capital Short-Term Bond Fund	—	859,035	(859,035)
Sterling Capital Intermediate U.S. Government Fund	—	914,599	(914,599)
Sterling Capital Total Return Bond Fund	—	2,884,825	(2,884,825)
Sterling Capital Kentucky Intermediate Tax-Free Fund	—	(1,728)	1,728
Sterling Capital Maryland Intermediate Tax-Free Fund	—	(2,734)	2,734
Sterling Capital North Carolina Intermediate Tax-Free Fund	—	(9,817)	9,817
Sterling Capital South Carolina Intermediate Tax-Free Fund	—	(4,255)	4,255
Sterling Capital Virginia Intermediate Tax-Free Fund	—	(1,925)	1,925
Sterling Capital West Virginia Intermediate Tax-Free Fund	—	(18,479)	18,479
Sterling Capital National Tax-Free Money Market Fund	—	166	(166)
Sterling Capital Strategic Allocation Conservative Fund	—	102,889	(102,889)
Sterling Capital Strategic Allocation Balanced Fund	—	130,208	(130,208)
Sterling Capital Strategic Allocation Growth Fund	—	39,199	(39,199)
Sterling Capital Strategic Allocation Equity Fund	(1,020)	1,020	—

Credit Enhancements — Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements; and third party insurance (i.e., AMBAC).

Federal Income Taxes — It is the policy of the Funds to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code of 1986, as amended (the “Code”), and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income tax is required.

In addition to the requirements of the Code, Sterling Capital International Fund may be subject to short-term capital gains tax in India on gains realized upon disposition of Indian securities held less than one year. The tax is computed on net realized gains; any realized losses in excess of gains may be carried forward for a period of up to eight years to offset future gains. Any net taxes payable must be remitted to the Indian government prior to repatriation of sales proceeds. Sterling Capital International Fund may accrue a deferred tax liability for net unrealized short-term gains in excess of available carry forwards on Indian securities. This accrual may reduce Sterling Capital International Fund’s net asset value. As of September 30, 2011, Sterling Capital International Fund has no recorded payable as an estimate for potential future India capital gains taxes.

4.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding U.S. Government securities and securities maturing less than one year from acquisition) for the fiscal year ended September 30, 2011 were as follows:

	Purchases	Sales
Sterling Capital Select Equity Fund	$146,783,236	$166,463,677
Sterling Capital Mid Value Fund	142,981,679	146,190,822
Sterling Capital Small Value Fund	62,038,465	50,052,627
Sterling Capital International Fund	60,034,591	63,277,785
Sterling Capital Special Opportunities Fund	324,794,861	187,389,950
Sterling Capital Equity Income Fund	313,564,439	92,598,122
Sterling Capital Short-Term Bond Fund	70,039,396	31,888,234

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2011

	Purchases	Sales
Sterling Capital Intermediate U.S. Government Fund	$20,464,669	$22,104,056
Sterling Capital Total Return Bond Fund	243,952,076	249,252,538
Sterling Capital Kentucky Intermediate Tax-Free Fund	3,454,773	5,227,238
Sterling Capital Maryland Intermediate Tax-Free Fund	7,624,622	10,262,996
Sterling Capital North Carolina Intermediate Tax-Free Fund	55,914,859	30,050,928
Sterling Capital South Carolina Intermediate Tax-Free Fund	24,833,178	12,639,451
Sterling Capital Virginia Intermediate Tax-Free Fund	23,350,131	16,831,370
Sterling Capital West Virginia Intermediate Tax-Free Fund	25,839,136	23,046,502
Sterling Capital Strategic Allocation Conservative Fund	3,697,249	1,253,836
Sterling Capital Strategic Allocation Balanced Fund	3,653,454	7,459,492
Sterling Capital Strategic Allocation Growth Fund	2,484,520	6,845,121
Sterling Capital Strategic Allocation Equity Fund	976,675	1,445,826

Purchases and sales of U.S. Government Securities (excluding securities maturing less than one year from acquisition) for the fiscal year ended September 30, 2011 were as follows:

	Purchases	Sales
Sterling Capital Short-Term Bond Fund	$11,479,730	$43,592,195
Sterling Capital Intermediate U.S. Government Fund	129,371,910	133,442,000
Sterling Capital Total Return Bond Fund	356,791,727	309,444,969

5.	Investments in Affiliated Issuers:

A summary of the Funds’ transactions in the shares of affiliated issuers during the fiscal year ended September 30, 2011 is set forth below:

	Shares Held at September 30, 2010	Shares Purchased	Shares Sold	Shares Held at September 30, 2011	Value at September 30, 2011	Dividend Income October 1, 2010- September, 2011	Distributions and Net Realized Gain (Loss) October 1, 2010- September 30, 2011
Sterling Capital Strategic Allocation Conservative Fund
Sterling Capital Equity Income Fund, Institutional Class	32,746	5,134	2,882	34,998	$464,421	$7,271	$643
Sterling Capital International Fund, Institutional Class	110,490	42,866	10,803	142,553	603,000	—	11,115
Sterling Capital Mid Value Fund, Institutional Class	59,145	14,371	17,562	55,954	639,550	4,388	26,729
Sterling Capital Select Equity Fund, Institutional Class	111,019	29,470	12,358	128,131	1,274,908	14,687	(21,043)
Sterling Capital Small Value Fund, Institutional Class	16,546	4,394	5,949	14,991	162,202	—	(46)
Sterling Capital Special Opportunities Fund, Institutional Class	16,948	3,880	1,732	19,096	297,891	—	10,234
Sterling Capital Total Return Bond Fund, Institutional Class	675,576	130,931	11,769	794,738	8,789,797	353,327	142,831
Sterling Capital U.S. Treasury Money Market Fund, Institutional Class	418,079	117,035,970	116,511,939	942,110	942,110	46	—

Total Affiliates	1,440,549	117,267,016	116,574,994	2,132,571	$13,173,879	$379,719	$170,463

Sterling Capital Strategic Allocation Balanced Fund
Sterling Capital Equity Income Fund, Institutional Class	134,548	2,918	29,879	107,587	$1,427,685	$27,847	$14,849
Sterling Capital International Fund, Institutional Class	454,296	46,603	62,989	437,910	1,852,360	—	22,074
Sterling Capital Mid Value Fund, Institutional Class	243,138	5,890	77,076	171,952	1,965,410	16,530	150,661

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2011

	Shares Held at September 30, 2010	Shares Purchased	Shares Sold	Shares Held at September 30, 2011	Value at September 30, 2011	Dividend Income October 1, 2010- September, 2011	Distributions and Net Realized Gain (Loss) October 1, 2010- September 30, 2011
Sterling Capital Select Equity Fund, Institutional Class	456,585	10,261	73,271	393,575	$3,916,075	$56,433	$(167,416)
Sterling Capital Small Value Fund, Institutional Class	68,130	1,315	23,367	46,078	498,560	—	25,403
Sterling Capital Special Opportunities Fund, Institutional Class	69,693	973	11,935	58,731	916,197	—	12,266
Sterling Capital Total Return Bond Fund, Institutional Class	838,469	113,404	144,203	807,670	8,932,827	431,324	195,906
Sterling Capital U.S. Treasury Money Market Fund, Institutional Class	396,164	183,930,991	181,841,655	2,485,500	2,485,500	75	—

Total Affiliates	2,661,023	184,112,355	182,264,375	4,509,003	$21,994,614	$532,209	$253,743

Sterling Capital Strategic Allocation Growth Fund
Sterling Capital Equity Income Fund, Institutional Class	125,242	763	30,546	95,459	$1,266,746	$25,388	$20,483
Sterling Capital International Fund, Institutional Class	422,855	11,038	45,111	388,782	1,644,549	—	(17,645)
Sterling Capital Mid Value Fund, Institutional Class	226,397	3,364	77,176	152,585	1,744,043	15,354	145,978
Sterling Capital Select Equity Fund, Institutional Class	425,003	6,010	81,672	349,341	3,475,945	52,257	(193,717)
Sterling Capital Small Value Fund, Institutional Class	63,423	928	23,423	40,928	442,839	—	27,476
Sterling Capital Special Opportunities Fund, Institutional Class	64,866	1,266	14,000	52,132	813,262	—	14,256
Sterling Capital Total Return Bond Fund, Institutional Class	256,099	26,247	42,621	239,725	2,651,356	127,136	55,664
Sterling Capital U.S. Treasury Money Market Fund, Institutional Class	863,643	135,043,034	133,648,569	2,258,108	2,258,108	54	—

Total Affiliates	2,447,528	135,092,650	133,963,118	3,577,060	$14,296,848	$220,189	$52,495

Sterling Capital Strategic Allocation Equity Fund
Sterling Capital Equity Income Fund, Institutional Class	43,332	605	7,410	36,527	$484,720	$9,393	$5,060
Sterling Capital International Fund, Institutional Class	146,499	11,847	9,879	148,467	628,015	—	5,134
Sterling Capital Mid Value Fund, Institutional Class	78,437	596	20,708	58,325	666,660	5,687	33,314
Sterling Capital Select Equity Fund, Institutional Class	147,155	1,883	15,532	133,506	1,328,382	19,379	(37,822)
Sterling Capital Small Value Fund, Institutional Class	21,995	387	6,713	15,669	169,543	—	8,170
Sterling Capital Special Opportunities Fund, Institutional Class	22,468	557	3,122	19,903	310,489	—	4,836
Sterling Capital U.S. Treasury Money Market Fund, Institutional Class	497,104	54,296,287	54,360,913	432,478	432,478	22	—

Total Affiliates	956,990	54,312,162	54,424,277	844,875	$4,020,287	$34,481	$18,692

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2011

6.	Related Party Transactions:

Under the terms of the investment advisory agreement Sterling Capital (the “Advisor”) is entitled to receive fees based on a percentage of the average daily net assets of the Funds. These fees are accrued daily and payable on a monthly basis and are reflected on the Statements of Operations as “Investment advisory fees.” Sterling Capital waived investment advisory fees and reimbursed certain expenses for the Funds referenced below which are not subject to recoupment, except as noted, and are included on the Statements of Operations as “Less expenses waived/reimbursed by the Investment Advisor.” Information regarding these transactions is as follows for the fiscal year ended September 30, 2011:

	Contractual Fee Rate	Fee Rate after Contractual Waivers(1)
Sterling Capital Select Equity Fund	0.74%	0.60%(2)
Sterling Capital Mid Value Fund	0.74%	0.70%(2)
Sterling Capital Small Value Fund	0.90%	0.80%(2)(3)
Sterling Capital International Fund	1.00%	0.85%(2)
Sterling Capital Special Opportunities Fund	0.80%	0.80%
Sterling Capital Equity Income Fund	0.70%	0.70%
Sterling Capital Short-Term Bond Fund	0.34%(4)	0.30%(4)
Sterling Capital Intermediate U.S. Government Fund	0.60%	0.48%(2)
Sterling Capital Total Return Bond Fund	0.60%	0.48%(2)
Sterling Capital Kentucky Intermediate Tax-Free Fund	0.45%(5)	0.40%(2)(5)
Sterling Capital Maryland Intermediate Tax-Free Fund	0.45%(5)	0.40%(2)(5)
Sterling Capital North Carolina Intermediate Tax-Free Fund	0.45%(6)	0.45%(2)(6)
Sterling Capital South Carolina Intermediate Tax-Free Fund	0.45%(6)	0.45%(2)(6)
Sterling Capital Virginia Intermediate Tax-Free Fund	0.45%(6)	0.45%(2)(6)
Sterling Capital West Virginia Intermediate Tax-Free Fund	0.45%	0.45%
Sterling Capital National Tax-Free Money Market Fund	0.25%	0.20%(7)
Sterling Capital Prime Money Market Fund	0.40%	0.28%(7)
Sterling Capital U.S. Treasury Money Market Fund	0.40%	0.26%(7)
Sterling Capital Strategic Allocation Conservative Fund	0.25%	0.25%(8)
Sterling Capital Strategic Allocation Balanced Fund	0.25%	0.25%(8)
Sterling Capital Strategic Allocation Growth Fund	0.25%	0.25%(8)
Sterling Capital Strategic Allocation Equity Fund	0.25%	0.25%(8)

(1)

For all or a portion of the fiscal year ended September 30, 2011, Sterling Capital voluntarily reimbursed certain expenses of the Funds. Voluntary reimbursements of expenses are not subject to recoupment in subsequent fiscal periods, and may be discontinued at any time.

(2)	Sterling Capital contractually agreed to limit the advisory fees paid by the Fund through January 31, 2012.
(3)

Sterling Capital and the Fund’s prior investment adviser contractually agreed to limit the advisory fees to 0.80% and total annual fund operating expenses paid by the Fund from February 1, 2010 through January 31, 2011 to 1.40% with respect to Class A Shares, 2.15% with respect to Class B and C Shares, 1.15% with respect to Institutional Shares, and 1.65% with respect to Class R Shares.

(4)

Sterling Capital contractually agreed to limit the advisory fees paid by the Fund from March 1, 2011 through January 31, 2012. The contractual fee rate was 0.60% and the fee rate after contractual waivers was 0.45% from October 1, 2010 through February 28, 2011.

(5)	The contractual fee rate was 0.60% and the fee rate after contractual waivers was 0.40% from October 1, 2010 through January 31, 2011.
(6)	The contractual fees rate for the Fund was 0.60% and the fees rate after the contractual waiver was 0.45% from October 1, 2010 through January 31, 2011.
(7)

Sterling Capital has contractually agreed to limit the advisory fees paid by each Money Market Fund to 0.20% with regard to Sterling Capital National Tax-Free Money Market Fund, 0.28% with regard to Sterling Capital Prime Money Market Fund, and 0.26% with regard to Sterling Capital U.S. Treasury Money Market Fund (each, an “Advisory Fee Limit”) for the period from March 1, 2009 through February 29, 2012. From March 1, 2010 through February 29, 2012, Sterling Capital may recoup from each Money Market Fund all or a portion of the advisory fees that it voluntarily waives with respect to such Fund beyond the Advisory Fee Limit during the period from March 1, 2009 through February 29, 2012 (the “Recoupment Amount”), subject to certain limitations. Sterling Capital may not recoup any amount from a Fund if the Recoupment Amount plus the Advisory Fee Limit would exceed the Contractual Fee Rate noted in the table above.

(8)	Sterling Capital contractually agreed to limit the advisory fees paid by the fund from February 1, 2010 to January 31, 2011. The fee rate after the contractual waiver was 0.00%.

As of September 30, 2011, the amount of waived fees that are subject to possible recoupment through February 29, 2012 are as follows:

Amount
Sterling Capital National Tax-Free Money Market Fund	$159,242
Sterling Capital Prime Money Market Fund	2,780,138
Sterling Capital U.S. Treasury Money Market Fund	4,090,515

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2011

Pursuant to a sub-advisory agreement with Sterling Capital, Artio Global Management LLC (Artio) serves as the sub-advisor to Sterling Capital International Fund, subject to the general supervision of the Board and Sterling Capital. Pursuant to a sub-advisory agreement with Sterling Capital, Federated Investment Management Company (Federated) served during the 12-month period as the sub-advisor to Sterling Capital Prime Money Market Fund and Sterling Capital National Tax-Free Money Market Fund, subject to the general supervision of the Board and Sterling Capital (See Note 9). Pursuant to a sub-advisory agreement with Sterling Capital, Scott & String fellow LLC (Scott & String fellow), a wholly owned subsidiary of BB&T Corporation, serves as the sub-advisor to Sterling Capital Special Opportunities Fund and Sterling Capital Equity Income Fund, subject to the general supervision of the Board and Sterling Capital. For their services, sub-advisors are entitled to a fee, payable by Sterling Capital.

Sterling Capital serves as the administrator to the Funds pursuant to an administration agreement. The Funds (except the Funds of Funds, Sterling Capital Corporate Fund and Sterling Capital Securitized Opportunities Fund, the latter two of which are described in a separate report) pay their portion of a fee to Sterling Capital for providing administration services based on the aggregate assets of the Funds and Sterling Capital Variable Insurance Funds (formerly known as BB&T Variable Insurance Funds), excluding the assets of the Funds of Funds, Sterling Capital Corporate Fund, Sterling Capital Securitized Opportunities Fund and Sterling Capital Strategic Allocation Equity VIF, at a rate of 0.11% on the first $3.5 billion of average net assets; 0.075% on the next $1 billion of average net assets; 0.06% on the next $1.5 billion of average net assets; and 0.04% of average net assets over $6 billion. This fee is accrued daily and payable on a monthly basis. Expenses incurred are reflected on the Statements of Operations as “Administration fees.” Pursuant to a sub-administration agreement with Sterling Capital, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon” or the “Sub-Administrator”), serves as the sub-administrator to the Funds subject to the general supervision of the Board and Sterling Capital. For these services, BNY Mellon is entitled to a fee payable by Sterling Capital.

BNY Mellon serves as the Funds’ fund accountant and transfer agent and receives compensation by the Funds (except Sterling Capital Corporate Fund and Sterling Capital Securitized Opportunities Fund which are described in a separate report) for these services. Expenses incurred are reflected on the Statements of Operations as “Fund accounting fees” and “Transfer agent fees.”

Sterling Capital’s Chief Compliance Officer (“CCO”) serves as the Funds’ CCO. The CCO’s compensation is reviewed and approved by the Funds’ Board and paid by Sterling Capital. However, the Funds reimburse Sterling Capital for their allocable portion of the CCO’s salary. Expenses incurred for the Funds are reflected on the Statements of Operations as “Compliance service fees.”

For the fiscal year ended September 30, 2011, the Funds paid $222,245 in brokerage fees to Scott & String fellow on the execution of purchases and sales of the Funds’ portfolio investments.

The Funds have adopted a Distribution and Shareholder Services Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Sterling Capital Distributors, Inc. (“the Distributor”) serves as distributor to the Funds pursuant to an underwriting agreement effective as of April 23, 2007. The Plan provides for payments to the Distributor of up to 0.50%, 1.00%, 1.00% and 0.50% of the average daily net assets of the Class A Shares, Class B Shares, Class C Shares, and Class R Shares, respectively, with the exception of Sterling Capital Mid Value Fund and Sterling Capital West Virginia Intermediate Tax-Free Fund which make payments of up to 0.25% of the average daily net assets for Class A. The Distributor contractually agreed to limit the distribution and service (12b-1) fees for Class A Shares of the Funds to 0.25% except for Sterling Capital Mid Value Fund, Sterling Capital West Virginia Intermediate Tax-Free Fund, Sterling Capital Prime Money Market Fund and Sterling Capital U.S. Treasury Money Market Fund through January 31, 2012, and may voluntarily waive additional fees at any time. The total contractual and voluntary waiver of distribution fees was $3,271,652 for the fiscal year ended September 30, 2011. Distribution fee waivers are included in the Statements of Operations as “Less expenses waived by the Distributor” and these waivers are not subject to recoupment in subsequent fiscal periods. The Distributor is entitled to receive commissions on sales of shares of the Variable Net Asset Value Funds. For the fiscal year ended September 30, 2011, the Distributor received $806,026 from commissions earned on sales of shares of the Variable Net Asset Value Funds. Commissions paid to affiliated broker-dealers during the fiscal year ended September 30, 2011 were $443,840. The fees may be used by the Distributor to pay banks, broker dealers and other institutions, including affiliates of the Advisor.

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2011

Sterling Capital and/or its affiliates may pay out of their own bona fide profits compensation to broker-dealers and other persons for the sale and distribution of the shares and/or for the servicing of the shares. These are additional payments over and above the sales charge (including Rule 12b-1 fees) and service fees paid by the Funds. The payments, which may be different for different financial institutions, will not change the price an investor will pay for shares or the amount that a Fund will receive for the sale of shares.

Certain Officers and a Trustee of the Funds are affiliated with Sterling Capital or the Sub-Administrator. Such Officers and Trustee receive no compensation from the Funds for serving in their respective roles. Each of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust who serve on the Board are compensated at the annual rate of $40,000 plus $5,000 for each regularly scheduled quarterly meeting attended, $4,000 for each special meeting attended in person and $3,000 for each special meeting attended by telephone, plus reimbursement for certain out of pocket expenses. Each Trustee serving on a Committee of the Board receives a fee of $4,000 for each Committee meeting attended in person and $3,000 for each Committee meeting attended by telephone, plus reimbursement for certain out of pocket expenses. Additionally, the Chairman of the Board and the Audit Committee Chairman each receive an annual retainer of $15,000, and the Chairman of the Nominations Committee receives additional compensation at the rate of $1,000 for each meeting over which he or she presides as Chairman. The fees are allocated across the Trust and the Sterling Capital Variable Insurance Funds based upon relative net assets.

7.	Concentration of Credit Risk:

The Tax-Free Funds invest primarily in debt instruments of municipal issuers in their respective states. The issuers’ abilities to meet their obligations may be affected by economic developments in a specific state or region.

8.	Line of Credit:

U.S. Bank, N.A. has made available a credit facility to the Trust, pursuant to an umbrella credit agreement (“the Agreement”). The primary purpose of the Agreement is to allow the Trust to avoid security liquidations that Sterling Capital believes are unfavorable to shareholders. Under the Agreement, an aggregate commitment amount of $50,000,000 has been made available for use by all funds of the Trust. Outstanding principal amounts under the Agreement bear interest at a rate per annum equal to the Prime Rate minus two percent (2%), but never at a rate of less than one percent (1%) per annum. The Agreement expires on March 31, 2012. Prior to April 1, 2011, the credit agreement in place established separate commitment amounts for each Fund. Outstanding principal amounts under the prior credit agreement bore interest at a rate per annum equal to the Prime Rate minus two percent (2%), but never at a rate of less than two percent (2%) per annum on amounts borrowed. During the fiscal year ended September 30, 2011 the following Funds utilized lines of credit:

	Average Interest Rate	Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed
Sterling Capital Mid Value Fund	1.88%	$1,531,000	13	$1,091	$9,242,000
Sterling Capital Small Value Fund	1.25%	399,500	6	83	799,000
Sterling Capital Maryland Intermediate Tax- Free Fund	2.00%	39,000	3	7	39,000
Sterling Capital West Virginia Intermediate Tax-Free Fund	1.25%	237,000	3	25	237,000

9.	Federal Tax Information:

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense. During the period, the Funds did not incur any interest or penalties.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required. The Funds’ federal income and excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2011

At September 30, 2011, the following Funds had net capital loss carryforwards available to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

	Amount	Expires
Sterling Capital Select Equity Fund	$110,011,194	2017
Sterling Capital Select Equity Fund	10,325,708	2018
Sterling Capital Mid Value Fund	22,741,167	2017
Sterling Capital Mid Value Fund	17,450,982	2018
Sterling Capital Small Value Fund	4,456,431	2016
Sterling Capital Small Value Fund	2,655,981	2017
Sterling Capital International Fund	32,299,715	2017
Sterling Capital International Fund	25,579,528	2018
Sterling Capital Equity Income Fund	33,082,724	2018
Sterling Capital Short-Term Bond Fund	48,188	2012
Sterling Capital Short-Term Bond Fund	2,094,190	2013
Sterling Capital Short-Term Bond Fund	1,246,269	2014
Sterling Capital Short-Term Bond Fund	3,940,976	2015
Sterling Capital Short-Term Bond Fund	160,380	2016
Sterling Capital Short-Term Bond Fund	359,956	2019
Sterling Capital Intermediate U.S. Government Fund	2,827,748	2014
Sterling Capital Intermediate U.S. Government Fund	10,119,332	2016
Sterling Capital Intermediate U.S. Government Fund	37,464	2019
Sterling Capital Prime Money Market Fund	19,807	2019
Sterling Capital Strategic Allocation Conservative Fund	14,165	2017
Sterling Capital Strategic Allocation Conservative Fund	8,974,540	2018
Sterling Capital Strategic Allocation Balanced Fund	508,094	2017
Sterling Capital Strategic Allocation Balanced Fund	9,432,218	2018
Sterling Capital Strategic Allocation Balanced Fund	3,964,763	2019
Sterling Capital Strategic Allocation Growth Fund	1,235,282	2017
Sterling Capital Strategic Allocation Growth Fund	8,914,876	2018
Sterling Capital Strategic Allocation Growth Fund	4,640,596	2019
Sterling Capital Strategic Allocation Equity Fund	958,260	2017
Sterling Capital Strategic Allocation Equity Fund	8,277,491	2018
Sterling Capital Strategic Allocation Equity Fund	1,129,373	2019

Capital loss carryforwards utilized in the current year were $10,067,316, $14,940,416, $4,741,183, $1,949,538, $3,852,046 and $108,049 for Sterling Capital Select Equity Fund, Sterling Capital Mid Value Fund, Sterling Capital Small Value Fund, Sterling Capital International Fund, Sterling Capital Equity Income Fund, and Sterling Capital Strategic Allocation Conservative Fund, respectively. For Sterling Capital Small Value and Sterling Capital Mid Value Funds capital losses acquired in the reorganization are subject to limitations under Internal Revenue Code Section 381-384.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to several tax rules impacting Regulated Investment Companies (“RICs”). The provisions of the Act will generally be effective for Funds’ taxable year ending September 30, 2012. The Act allows for capital losses originating in taxable years beginning after December 22, 2010 (“post-enactment capital losses”) to be carried forward indefinitely. However, the Act requires any future capital gains to be first offset by post-enactment capital losses before using capital losses incurred in taxable years beginning prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards incurred in taxable years beginning prior to the effective date of the Act have an increased likelihood to expire unused. Furthermore, post-enactment capital losses will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses as under previous law.

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2011

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2011 were as follows:

	Distributions paid from
	Ordinary Income	Net Long-Term Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*
Sterling Capital Select Equity Fund	$2,529,854	$—	$2,529,854	$—	$2,529,854
Sterling Capital Mid Value Fund	2,148,818	—	2,148,818	—	2,148,818
Sterling Capital Small Value Fund	302	—	302	—	302
Sterling Capital International Fund	—	—	—	—	—
Sterling Capital Special Opportunities Fund	—	3,480,253	3,480,253	—	3,480,253
Sterling Capital Equity Income Fund	9,549,811	—	9,549,811	—	9,549,811
Sterling Capital Short-Term Bond Fund	2,103,545	—	2,103,545	—	2,103,545
Sterling Capital Intermediate U.S. Government Fund	5,886,940	—	5,886,940	—	5,886,940
Sterling Capital Total Return Bond Fund	23,938,737	2,394,789	26,333,526	—	26,333,526
Sterling Capital Kentucky Intermediate Tax-Free Fund	1,812	109,347	111,159	666,600	777,759
Sterling Capital Maryland Intermediate Tax-Free Fund	34,364	98,229	132,593	976,969	1,109,562
Sterling Capital North Carolina Intermediate Tax-Free Fund	297,482	759,154	1,056,636	5,771,102	6,827,738
Sterling Capital South Carolina Intermediate Tax-Free Fund	126,393	8,619	135,012	1,304,839	1,439,851
Sterling Capital Virginia Intermediate Tax-Free Fund.	33,720	333,279	366,999	3,199,948	3,566,947
Sterling Capital West Virginia Intermediate Tax-Free Fund	2,308	99,488	101,796	3,432,048	3,533,844
Sterling Capital National Tax-Free Money Market Fund	—	166	166	24,613	24,779
Sterling Capital Prime Money Market Fund	72,227	—	72,227	—	72,227
Sterling Capital U.S. Treasury Money Market Fund	30,093	—	30,093	—	30,093
Sterling Capital Strategic Allocation Conservative Fund	455,323	—	455,323	—	455,323
Sterling Capital Strategic Allocation Balanced Fund	698,584	—	698,584	—	698,584
Sterling Capital Strategic Allocation Growth Fund	341,188	—	341,188	—	341,188
Sterling Capital Strategic Allocation Equity Fund	56,764	—	56,764	—	56,764

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2010 were as follows:

	Distributions paid from
	Ordinary Income	Net Long-Term Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*
Sterling Capital Select Equity Fund	$2,653,688	$—	$2,653,688	$—	$2,653,688
Sterling Capital Mid Value Fund	1,464,936	—	1,464,936	—	1,464,936
Sterling Capital Small Value Fund	325,652	—	325,652	—	325,652
Sterling Capital International Fund	1,790,076	—	1,790,076	—	1,790,076
Sterling Capital Special Opportunities Fund	—	—	—	—	—
Sterling Capital Equity Income Fund	8,024,629	—	8,024,629	—	8,024,629
Sterling Capital Short-Term Bond Fund	2,014,753	—	2,014,753	—	2,014,753
Sterling Capital Intermediate U.S. Government Fund	6,548,623	—	6,548,623	—	6,548,623
Sterling Capital Total Return Bond Fund	18,561,594	—	18,561,594	—	18,561,594
Sterling Capital Kentucky Intermediate Tax-Free Fund	129,835	80,683	210,518	634,868	845,386
Sterling Capital Maryland Intermediate Tax-Free Fund	4,261	2,231	6,492	911,102	917,594
Sterling Capital North Carolina Intermediate Tax-Free Fund	238,236	783,605	1,021,841	5,228,160	6,250,001
Sterling Capital South Carolina Intermediate Tax-Free Fund	5,618	—	5,618	1,030,343	1,035,961
Sterling Capital Virginia Intermediate Tax-Free Fund	532,421	358,874	891,295	2,961,164	3,852,459
Sterling Capital West Virginia Intermediate Tax-Free Fund	21,240	132,670	153,910	3,120,288	3,274,198
Sterling Capital National Tax-Free Money Market Fund	68	31	99	138,125	138,224
Sterling Capital Prime Money Market Fund	321,834	—	321,834	—	321,834
Sterling Capital U.S. Treasury Money Market Fund	279,363	—	279,363	—	279,363
Sterling Capital Strategic Allocation Conservative Fund	428,602	—	428,602	—	428,602
Sterling Capital Strategic Allocation Balanced Fund	769,610	—	769,610	—	769,610
Sterling Capital Strategic Allocation Growth Fund	442,022	—	442,022	—	442,022
Sterling Capital Strategic Allocation Equity Fund	94,423	—	94,423	—	94,423

*	Total Distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2011

As of September 30, 2011, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income/Tax Exempt Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
Sterling Capital Select Equity Fund	$ 58,933	$ —	$ 58,933	$ —	$(120,336,902)	$(4,212,808)	$(124,490,777)
Sterling Capital Mid Value Fund	357,536	—	357,536	(217)	(40,192,149)	(12,905,606)	(52,740,436)
Sterling Capital Small Value Fund	213,038	5,962,010	6,175,048	—	(7,112,412)	(13,741,904)	(14,679,268)
Sterling Capital International Fund	746,107	—	746,107	—	(57,972,477)	(6,627,836)	(63,854,206)
Sterling Capital Special Opportunities Fund	—	10,209,805	10,209,805	—	—	9,831,952	20,041,757
Sterling Capital Equity Income Fund	494,674	—	494,674	(3,439)	(33,082,724)	46,900,466	14,308,977
Sterling Capital Short-Term Bond Fund	86,324	—	86,324	(162,722)	(8,022,676)	(869,010)	(8,968,084)
Sterling Capital Intermediate U.S. Government Fund	1,846,336	—	1,846,336	(283,899)	(13,289,060)	9,007,657	(2,718,966)
Sterling Capital Total Return Bond Fund	2,191,040	10,538,605	12,729,645	(701,950)	—	9,006,044	21,033,739
Sterling Capital Kentucky Intermediate Tax-Free Fund	41,773	52,561	94,334	(39,327)	—	1,358,554	1,413,561
Sterling Capital Maryland Intermediate Tax-Free Fund	51,024	207,698	258,722	(50,643)	—	2,127,884	2,335,963
Sterling Capital North Carolina Intermediate Tax- Free Fund	436,221	1,251,617	1,687,838	(366,979)	—	12,136,787	13,457,646
Sterling Capital South Carolina Intermediate Tax- Free Fund	82,938	250,163	333,101	(79,193)	—	2,559,706	2,813,614
Sterling Capital Virginia Intermediate Tax-Free Fund	233,853	213,801	447,654	(192,297)	—	7,999,272	8,254,629
Sterling Capital West Virginia Intermediate Tax-Free Fund	173,140	429,573	602,713	(209,427)	—	4,902,276	5,295,562
Sterling Capital National Tax- Free Money Market Fund	2,691	—	2,691	(1,402)	—	—	1,289
Sterling Capital Prime Money Market Fund	4,308	—	4,308	(2,106)	(19,807)	—	(17,605)
Sterling Capital U.S. Treasury Money Market Fund	3,529	—	3,529	(633)	—	(844)	2,052
Sterling Capital Strategic Allocation Conservative Fund	3,731	—	3,731	(2,766)	(8,988,705)	575,370	(8,412,370)
Sterling Capital Strategic Allocation Balanced Fund	1,792	—	1,792	(811)	(13,905,075)	(253,045)	(14,157,139)
Sterling Capital Strategic Allocation Growth Fund	464	—	464	(194)	(15,036,629)	(680,804)	(15,717,163)
Sterling Capital Strategic Allocation Equity Fund	—	—	—	—	(10,391,884)	(806,731)	(11,198,615)

*	The primary differences between book basis and tax basis unrealized appreciation (depreciation) were due to the deferral of losses on wash sales and straddles, mark-to-market adjustments on passive foreign investment companies, basis adjustments on partnership interests, hybrid securities and the deferral of market discount and premium until point of sale.

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2011

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred post-October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending September 30, 2012:

	Post- October Capital Losses	Post- October Currency Losses
Sterling Capital International Fund	$—	$93,234
Sterling Capital Short-Term Bond Fund	172,717	—
Sterling Capital Intermediate U.S. Government Fund	304,516	—
Sterling Capital Strategic Allocation Growth Fund	245,875	—
Sterling Capital Strategic Allocation Equity Fund	26,760	—

At September 30, 2011, federal income tax cost, gross unrealized appreciation and gross unrealized depreciation on securities were as follows:

	Tax Cost	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
Sterling Capital Select Equity Fund	$187,568,379	$14,574,294	$(18,787,102)	$(4,212,808)
Sterling Capital Mid Value Fund	333,052,724	32,878,037	(45,783,643)	(12,905,606)
Sterling Capital Small Value Fund	85,821,029	2,259,937	(16,001,841)	(13,741,904)
Sterling Capital International Fund	68,935,267	3,357,759	(9,954,908)	(6,597,149)
Sterling Capital Special Opportunities Fund	622,365,722	59,730,526	(51,725,379)	8,005,147
Sterling Capital Equity Income Fund	677,688,609	68,218,352	(21,378,245)	46,840,107
Sterling Capital Short-Term Bond Fund	63,867,717	441,329	(1,310,339)	(869,010)
Sterling Capital Intermediate U.S. Government Fund	166,322,202	10,021,324	(1,013,667)	9,007,657
Sterling Capital Total Return Bond Fund	436,240,406	14,237,510	(5,231,466)	9,006,044
Sterling Capital Kentucky Intermediate Tax-Free Fund	20,934,051	1,362,655	(4,101)	1,358,554
Sterling Capital Maryland Intermediate Tax-Free Fund	31,644,118	2,127,884	—	2,127,884
Sterling Capital North Carolina Intermediate Tax-Free Fund	202,073,457	12,180,924	(44,137)	12,136,787
Sterling Capital South Carolina Intermediate Tax-Free Fund	54,154,336	2,580,876	(21,170)	2,559,706
Sterling Capital Virginia Intermediate Tax-Free Fund	108,690,365	8,071,931	(72,659)	7,999,272
Sterling Capital West Virginia Intermediate Tax-Free Fund	101,123,362	5,071,269	(168,993)	4,902,276
Sterling Capital National Tax-Free Money Market Fund	153,674,061	—	—	—
Sterling Capital Prime Money Market Fund	493,537,844	—	—	—
Sterling Capital U.S. Treasury Money Market Fund	220,107,102	—	(844)	(844)
Sterling Capital Strategic Allocation Conservative Fund	16,225,778	1,359,161	(783,791)	575,370
Sterling Capital Strategic Allocation Balanced Fund	33,338,872	2,301,196	(2,554,241)	(253,045)
Sterling Capital Strategic Allocation Growth Fund	24,228,495	1,559,508	(2,240,312)	(680,804)
Sterling Capital Strategic Allocation Equity Fund	8,577,034	476,416	(1,283,147)	(806,731)

10.	Subsequent Events:

Management has evaluated the need for the disclosure and/or adjustments resulting from subsequent events through the date the financial statements were issued, and has noted the following items:

On July 26, 2011, the Trust and Sterling Capital obtained exemptive relief from the Securities and Exchange Commission that permits Sterling Capital to appoint and replace unaffiliated sub-advisors, enter into sub-advisory agreements with unaffiliated sub-advisors, and amend and terminate sub-advisory agreements with unaffiliated sub-advisors on behalf of the Funds without shareholder approval. Effective October 1, 2011 BlackRock Advisors, LLC has been approved by the Board (pursuant to the recommendation of Sterling Capital) to serve as sub-advisor to Sterling Capital National Tax-Free Money Market Fund and Sterling Capital Prime Money Market Fund.

On November 18, 2011, the Board approved the liquidation and termination of Sterling Capital International Fund. Accordingly, the assets of the Fund will be liquidated on January 31, 2012. After paying in full all known or reasonably ascertainable liabilities of the Fund, including without limitation all charges, taxes and expenses of the Fund, whether due, accrued or anticipated, that have been incurred or are expected to be incurred by the Fund, the Fund will distribute to its shareholders their pro rata share of the proceeds.

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2011

On November 18, 2011, the Board approved a change with respect to the time period over which Sterling Capital may recoup all or a portion of the advisory fees that it voluntarily waives with respect to each Money Market Fund (see Note 6). In connection with this change, Sterling Capital has agreed that it will not be able to recoup any portion of the advisory fees that it voluntarily waived with respect to the Money Market Funds during the period from March 1, 2009 through February 28, 2010; however, Sterling Capital will be able to recoup advisory fees waived in subsequent periods through January 31, 2013. The amount of advisory fees waived during the period from March 1, 2009 through February 28, 2010 that Sterling Capital has agreed that it will not be able to recoup is $1,256,251. Other than as noted above, the terms of the Amended and Restated Advisory Fee Limitation and Recoupment Agreement, as described in Note 6, are unchanged.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Sterling Capital Funds:

We have audited the accompanying statements of assets and liabilities of the Sterling Capital Select Equity Fund (formerly BB&T Select Equity Fund), Sterling Capital Mid Value Fund (formerly BB&T Mid Cap Value Fund), Sterling Capital Small Value Fund (formerly Sterling Capital Small Cap Value Fund), Sterling Capital International Fund (formerly BB&T International Equity Fund), Sterling Capital Special Opportunities Fund (formerly BB&T Special Opportunities Equity Fund), Sterling Capital Equity Income Fund (formerly BB&T Equity Income Fund), Sterling Capital Short-Term Bond Fund (formerly BB&T Short U.S. Government Fund), Sterling Capital Intermediate U.S. Government Fund (formerly BB&T Intermediate U.S. Government Fund), Sterling Capital Total Return Bond Fund (formerly BB&T Total Return Bond Fund), Sterling Capital Kentucky Intermediate Tax-Free Fund (formerly BB&T Kentucky Intermediate Tax-Free Fund), Sterling Capital Maryland Intermediate Tax-Free Fund (formerly BB&T Maryland Intermediate Tax-Free Fund), Sterling Capital North Carolina Intermediate Tax-Free Fund (formerly BB&T North Carolina Intermediate Tax-Free Fund), Sterling Capital South Carolina Intermediate Tax-Free Fund (formerly BB&T South Carolina Intermediate Tax-Free Fund), Sterling Capital Virginia Intermediate Tax-Free Fund (formerly BB&T Virginia Intermediate Tax-Free Fund), Sterling Capital West Virginia Intermediate Tax-Free Fund (formerly BB&T West Virginia Intermediate Tax-Free Fund), Sterling Capital National Tax-Free Money Market Fund (formerly BB&T National Tax-Free Money Market Fund), Sterling Capital Prime Money Market Fund (formerly BB&T Prime Money Market Fund), Sterling Capital U.S. Treasury Money Market Fund (formerly BB&T U.S. Treasury Money Market Fund), Sterling Capital Strategic Allocation Conservative Fund (formerly BB&T Capital Manager Conservative Growth Fund), Sterling Capital Strategic Allocation Balanced Fund (formerly BB&T Capital Manager Moderate Growth Fund), Sterling Capital Strategic Allocation Growth Fund (formerly BB&T Capital Manager Growth Fund) and Sterling Capital Strategic Allocation Equity Fund (formerly BB&T Capital Manager Equity Fund) (collectively “the Funds”), twenty-two of the funds constituting Sterling Capital Funds, including the schedules of portfolio investments, as of September 30, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period ended September 30, 2011 (and the year ended October 31, 2006 for Sterling Capital Small Value Fund). These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian, transfer agent of the underlying funds and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of Sterling Capital Funds as of September 30, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period ended September 30, 2011 (and the year ended October 31, 2006 for Sterling Capital Small Value Fund), in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

November 28, 2011

BOARD CONSIDERATION OF ADVISORY AGREEMENTS (UNAUDITED)

May 2011 Approvals

The Board of Trustees, at a meeting held on May 19, 2011, formally considered the approval of an investment advisory agreement (the “New Advisory Agreement”) between Sterling Capital Funds (the “Trust”) and Sterling Capital Management LLC (“Sterling Capital”), which serves as investment adviser to each series of the Trust, with respect to the Sterling Capital Corporate Fund and the Sterling Capital Securitized Opportunities Fund, two proposed new series of the Trust (the “New Funds”).

At a meeting held on August 25-26, 2011, the Trustees formally considered the continuance of the Trust’s investment advisory agreement with Sterling Capital with respect to each series of the Trust other than the New Funds (the “Current Funds”). The Board of Trustees also considered the continuance of sub-advisory agreements of Sterling Capital with Scott & String fellow, LLC (“Scott & String fellow”), with respect to the Sterling Capital Special Opportunities Fund and the Sterling Capital Equity Income Fund, and with Artio Global Management LLC (“Artio” and, together with Sterling Capital and Scott & String fellow, the “Current Advisers”), with respect to the Sterling Capital International Fund. The above referenced agreements are collectively referred to herein as the “Current Advisory Agreements.” At the same meeting, the Board of Trustees also formally considered the approval of a new investment sub-advisory agreement (the “New Sub-Advisory Agreement” and, together with the New Advisory Agreement and the Current Advisory Agreements, the “Advisory Agreements”) between Sterling Capital and BlackRock Advisors, LLC (“BlackRock” and, together with the Current Advisers, the “Advisers”) with respect to the Sterling Capital National Tax-Free Money Market Fund and the Sterling Capital Prime Money Market Fund (collectively, the “Money Market Funds” and, together with the New Funds and the Current Funds, the “Funds”).

The Trustees reviewed extensive material in connection with their consideration of the Advisory Agreements, including data from an independent provider of mutual fund data (as assembled by the Trust’s administrator), which, where applicable, included comparisons with industry averages for comparable funds for advisory fees, 12b-1 fees, and total fund expenses. The data reflected Sterling Capital fee waivers in place, as well as Sterling Capital’s contractual investment advisory fee levels. The Board was assisted in its review by independent legal counsel, who provided memoranda detailing the legal standards for review of the Advisory Agreements. At each meeting, the Board received a detailed presentation by Sterling Capital, which included a fund-by-fund analysis of investment processes and, where applicable, performance. Presentations were also provided by each entity proposed to be utilized by Sterling Capital as a sub-adviser. The Board also received fund-by-fund profitability information from the Current Advisers. The Independent Trustees also deliberated outside the presence of management and the Advisers.

With respect to the New Funds and the Money Market Funds, the Trustees’ determination to approve the New Advisory Agreement and the New Sub-Advisory Agreement, respectively, was based on a comprehensive evaluation of all of the information provided to them. In the process of considering the New Advisory Agreement, the Trustees considered information regarding, among other things, the proposed portfolio management team and the experience of the members of the team, the team’s anticipated investment strategy, and other information relating to the nature, extent, and quality of services to be provided by Sterling Capital. With respect to the Money Market Funds, the Trustees received a detailed presentation from BlackRock that included information regarding, among other things, BlackRock’s risk management approach, its experience with respect to comparable cash management sub-advisory relationships, and the proposed portfolio management team.

In their deliberations regarding the Advisory Agreements, each Trustee attributed different weights to various factors involved in an analysis of the Advisory Agreements, and in each case no factor alone was considered determinative. The Trustees determined that the overall arrangements between the Trust and the Advisers, as provided in the Advisory Agreements, were fair and reasonable and that the continuance of the Current Advisory Agreements and the approval of the New Advisory Agreement and the New Sub-Advisory Agreement were in the best interests of each applicable Fund and its shareholders.

The matters addressed below were considered and discussed by the Trustees in reaching their conclusions.

Nature, Extent and Quality of Services Provided by the Adviser and Sub-Advisers

The Trustees received and considered information regarding the nature, extent, and quality of the services provided to each Current Fund under the Current Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as materials furnished specifically in connection with the annual review process. The Trustees considered the background and experience of each Current Adviser’s senior management and the expertise of investment personnel of each Current Adviser responsible for the day-to-day management of each Current Fund. The Trustees considered the overall reputation, and the capabilities and commitment of the Current Advisers to provide high quality service to the Current Funds.

With respect to the New Funds, the Trustees considered the expertise of each New Fund’s proposed portfolio management team generally and the services provided to the Current Funds by Sterling Capital. The Trustees considered the financial position of Sterling Capital and the commitment that Sterling Capital has made to the Trust generally. The Board also considered Sterling Capital’s specific responsibilities in all aspects of day-to-day management of the New Funds as well as the qualifications, experience and responsibilities of the other key personnel that would be involved in the day-to-day activities of the New Funds. The Trustees concluded that the nature and quality of services that Sterling Capital would provide to the New Funds appeared consistent with both those provided to the Current Funds by Sterling Capital as well as with industry norms.

With respect to the Money Market Funds, the Trustees considered the expertise of the Money Market Fund’s proposed portfolio management team generally and the size of similar funds managed by the proposed portfolio managers. The Trustees reviewed information concerning BlackRock’s expertise in managing money market funds and the investment philosophy and investment processes applied by BlackRock in managing such funds. The Trustees considered the background and experience of BlackRock’s senior management and the expertise of investment personnel of BlackRock responsible for the day-to-day management of the Money Market Funds. The Trustees considered the overall reputation, and the capabilities and commitment of BlackRock to provide high-quality service to the Money Market Funds, and the Trustees’ overall confidence in BlackRock’s integrity.

The Trustees received information concerning the investment philosophy and investment processes applied or to be applied by the Advisers in managing the Funds as well as each Current Adviser’s Form ADV. The Trustees also considered information regarding regulatory compliance and, with respect to the Current Funds, compliance with the investment policies of the Funds. The Trustees evaluated the trading practices of Scott & String fellow, which engages in affiliated brokerage for portfolio trades for the Current Funds it sub-advises. The Trustees evaluated the procedures of the Advisers designed to fulfill the Advisers’ fiduciary duty to the Funds with respect to possible conflicts of interest, including the Advisers’ codes of ethics (regulating the personal trading of its officers and employees).

Based on their review, the Trustees concluded that, with respect to the nature, extent and quality of services to be provided by the Advisers, the nature and extent of responsibilities was consistent with mutual fund industry norms, and that the quality of the services provided or to be provided by the Advisers was or was expected to be satisfactory or better.

Investment Performance

The Trustees considered performance results of each Current Fund in absolute terms and relative to each Current Fund’s benchmark and peer group. In the Trustees’ review of performance, long- and short-term performance were considered. In conducting their review, the Trustees particularly focused on Current Funds where performance compared unfavorably with peers. The Trustees noted that the performance of the Select Equity Fund and the International Fund continued to be a source of concern for the Board. Although the Trustees concluded that Sterling Capital had taken appropriate steps to address those Funds’ continued underperformance, the Trustees determined to increase oversight of these Funds during the upcoming year, including enhanced reporting from the Adviser.

After reviewing the performance of each Current Fund and taking into consideration the management style, investment strategies, and prevailing market conditions during the prior year and for longer periods, the Trustees concluded that the performance of each Current Fund was acceptable or better or that, in cases where performance issues were encountered, Sterling Capital was appropriately addressing the situation.

With respect to the New Funds, the Trustees noted that the New Funds had not commenced operations at the time of the May 2011 Board meeting and had no historical investment performance. The Trustees considered that Sterling Capital does not currently offer stand-alone investment products comparable to either of the New Funds, and determined that comparable performance information with respect to other Sterling Capital clients would not provide suitable comparison information for evaluation of the New Advisory Agreement. The Trustees also noted that no performance history was available in a start-up fund context, such as that presented by the New Funds. The Trustees concluded, however, that Sterling Capital possessed the personnel and resources capable of producing attractive and competitive returns for each of the New Funds.

With respect to the Money Market Funds, the Trustees determined that the prospects for the Money Market Funds to have satisfactory or better performance were good.

Cost of Services, Including the Profits Realized by the Advisers and Affiliates

The Trustees considered peer group comparable information with respect to the advisory fees charged by Sterling Capital to each of the Current Funds and the advisory fees proposed to be charged by Sterling Capital to each of the New Funds, taking into consideration both contractual and actual (i.e., after fee waivers) fee levels. The Trustees concluded that the investment advisory fees paid by the Current Funds fell within an acceptable range as compared to peer groups, and were fair and reasonable, particularly in light of the fee waivers that are in place. With respect to the New Funds, the Trustees concluded that the contractual fees were fair and reasonable and noted that fee waivers agreed to by Sterling Capital would produce actual fees well below industry averages. With respect to the Money Market Funds, the Trustees noted that the fees proposed to be paid to BlackRock fell within an acceptable range, were fair and reasonable, and were identical to those paid to the current sub-adviser. The Trustees also noted that these fees were not borne directly by the shareholders of the respective Money Market Funds, but rather by Sterling Capital.

As part of their review, the Trustees considered benefits to Sterling Capital aside from investment advisory fees. The Trustees reviewed administration fees received by Sterling Capital and considered the fallout benefits to Sterling Capital such as the research services available to Sterling Capital by reason of brokerage commissions generated by the Funds’ turnover. The Trustees also considered benefits to Sterling Capital’s affiliates, including brokerage commissions received by Scott & String fellow for executing trades on behalf of the Special Opportunities Fund and the Equity Income Fund. With respect to Scott & String fellow, the Trustees noted that brokerage commissions were paid at a standard commission rate, which was consistent with that used by Sterling Capital with respect to all equity funds of the Trust and that such brokerage arrangements were considered by Scott & String fellow to be advantageous.

The Trustees also considered information from Sterling Capital regarding fees for separate accounts managed by Sterling Capital with investment objectives and strategies similar to those of comparable Funds. The Trustees noted that a representative of Sterling

Capital explained that management of the Funds was a much more intensive process than management of separate accounts, including daily fluctuations in the size of the Funds and the need to comply with extensive and complex restrictions set by applicable regulation or established in controlling disclosure documents, and therefore the Trustees concluded that the differences between the services that Sterling Capital provides to the Funds and those it provides to separate accounts substantially limit the probative value of comparisons to those other clients. The Trustees also noted that, with respect to the New Funds, Sterling Capital did not currently offer stand-alone investment products comparable to either Fund and therefore concluded that comparable fee information with respect to other Sterling Capital clients would not provide suitable comparison information for evaluation of the New Advisory Agreement.

The Trustees also considered the reasonableness of current and proposed advisory fees in the context of the profitability of the Advisers. In determining whether all other current and proposed investment advisory and sub-advisory fees (collectively, the “investment advisory fees”) were reasonable, the Trustees reviewed profitability information provided by the Current Advisers with respect to investment advisory services. With respect to such information, the Trustees recognized that such profitability data was generally unaudited and represented an Adviser’s own determination of its and its affiliates’ revenues from the contractual services provided or expected to be provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and were calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory and sub-advisory contracts, because comparative information is not generally publicly available and could be affected by numerous factors. Based on their review, the Trustees concluded that the profitability of the Current Advisers as a result of their relationships with the Funds was acceptable.

Based on the foregoing, the Trustees concluded that the fees proposed under the Advisory Agreements were fair and reasonable, in light of the services and benefits provided or expected to be provided to each Fund.

Economies of Scale

The Trustees also considered whether fee levels reflect economies of scale and whether economies of scale would be produced by the growth of the Funds’ assets. The Trustees found that Sterling Capital had generally reduced the total expense ratios for the Current Funds through fee waivers and would do so with respect to the New Funds at least during the New Funds’ inception stage. The Trustees also noted that shareholders of the Money Market Funds had received the benefit of very significant fee waivers from Sterling Capital over the past year, and it was likely that fee waivers would continue due to the currently low interest rate conditions. The Trustees found that the asset levels of the Funds were not currently so large as to warrant formal contractual breakpoints, and found that the fee waivers were a reasonable way to provide the benefits of economies of scale to shareholders of the Funds at this time.

Sterling Capital Funds
September 30, 2011

Notice to Shareholders (Unaudited)

For shareholders that do not have a September 30, 2011 tax year end, this notice is for informational purposes only. For shareholders with a September 30, 2011 tax year end, please consult your tax advisor as to the pertinence of this notice.

For the fiscal year ended September 30, 2011, in order to meet certain requirements of the Internal Revenue Code, we are advising you that certain distributions paid during the year from the following Funds are designated as:

	(a) Long-Term Capital Gain	(b) Qualified Dividend Income %	(c) (for corporate shareholders) Dividends Received Deduction %	(d) (for foreign shareholders) Qualified Short-Term Capital Gain %	(e) (for foreign shareholders) Qualified Interest Income %	(f) Exempt- Interest Dividend
Sterling Capital Select Equity Fund	$—	100.00%	100.00%	—	0.01%	$—
Sterling Capital Mid Value Fund	—	100.00%	100.00%	—	0.01%	—
Sterling Capital Small Value Fund	—	100.00%	100.00%	100.00%	—	—
Sterling Capital International Fund	—	100.00%	—	—	0.01%	—
Sterling Capital Special Opportunities Fund	3,480,253	—	—	—	—	—
Sterling Capital Equity Income Fund	—	100.00%	100.00%	—	0.06%	—
Sterling Capital Short-Term Bond Fund	—	—	—	—	99.97%	—
Sterling Capital Intermediate U.S. Government Fund	—	—	—	—	99.45%	—
Sterling Capital Total Return Bond Fund	2,394,789	—	—	100.00%	96.63%	—
Sterling Capital Kentucky Intermediate Tax- Free Fund	109,347	—	—	100.00%	—	666,600
Sterling Capital Maryland Intermediate Tax- Free Fund	98,229	—	—	100.00%	—	976,969
Sterling Capital North Carolina Intermediate Tax-Free Fund	759,154	—	—	100.00%	—	5,771,102
Sterling Capital South Carolina Intermediate Tax-Free Fund	8,619	—	—	100.00%	97.46%	1,304,839
Sterling Capital Virginia Intermediate Tax- Free Fund	333,279	—	—	100.00%	—	3,199,948
Sterling Capital West Virginia Intermediate Tax-Free Fund	99,488	—	—	100.00%	98.57%	3,432,048
Sterling Capital National Tax-Free Money Market Fund	166	—	—	—	—	24,613
Sterling Capital Prime Money Market Fund	—	—	—	—	98.43%	—
Sterling Capital U.S. Treasury Money Market Fund	—	—	—	—	94.59%	—
Sterling Capital Strategic Allocation Conservative Fund	—	14.94%	9.46%	—	78.35%	—
Sterling Capital Strategic Allocation Balanced Fund	—	39.49%	23.76%	—	55.29%	—
Sterling Capital Strategic Allocation Growth Fund	—	76.36%	45.01%	—	28.57%	—
Sterling Capital Strategic Allocation Equity Fund	—	100.00%	99.76%	—	0.01%	—
(a) Each Fund designates the maximum amount allowable but not less than the amounts shown above as a capital gain dividend in accordance with Section 852(b)(3)(c) of the Internal Revenue Code.

(b) Each Fund designates the maximum amount allowable, but not less than the percentages shown above as ordinary income dividends paid during the year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code.

(c) Each Fund designates the maximum amount allowable but not less than the percentages shown above of ordinary income dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

(d) Each Fund designates the maximum amount allowable but not less than the percentages shown above as a short-term capital gain dividend in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

(e) Each Fund designates the maximum amount allowable but not less than the percentages shown above as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

Sterling Capital Funds
September 30, 2011

(f) Each Fund designates the maximum amount allowable but not less than the amounts shown above as exempt-interest dividends in accordance with Section 852(b)(5) of the Internal Revenue Code.

Capital gain dividends distributed during the fiscal year ended September 30, 2011 are generally subject to the maximum tax rate of 15%. In addition, Qualified Dividend Income is generally subject to a maximum rate of 15%.

The information reported herein may differ from the information and distributions paid to the shareholders subject to tax reporting.

For the fiscal year ended September 30, 2011, the following funds designate the maximum amount allowable but not less than the percentages of the following Funds investment company taxable income were derived from U.S. Treasury securities:

U.S. Government Income
Sterling Capital Short-Term Bond Fund	5.39%
Sterling Capital Intermediate U.S. Government Fund	22.79%
Sterling Capital Total Return Bond Fund	2.42%
Sterling Capital Prime Money Market Fund	3.99%
Sterling Capital U.S. Treasury Money Market Fund	54.04%
Sterling Capital Strategic Allocation Conservative Fund	1.97%
Sterling Capital Strategic Allocation Balanced Fund	1.39%
Sterling Capital Strategic Allocation Growth Fund	0.72%

For the fiscal year ended September 30, 2011, the following fund has made an election to pass-through the maximum amounts paid derived from foreign source income as well as any foreign taxes paid in accordance with Section 853 of the Internal Revenue Code to their shareholders or the following amounts:

	Foreign Dividend Income	Foreign Taxes Paid
Sterling Capital International Fund	$1,739,511	$131,760

Sterling Capital Funds
September 30, 2011

Other Information (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-228-1872; and (ii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-228-1872 and (ii) on the Commission’s website at http://www.sec.gov.

The Funds file complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Sterling Capital Funds

Information about Trustees and Officers (Unaudited)

Overall responsibility for the management of the Funds rests with its Board of Trustees (“Trustees”), who are elected by the Shareholders of the Funds. The Trustees elect the officers of the Funds to supervise actively its day-to-day operations. The names of the Trustees, birthdates, term of office and length of time served, principal occupations during the past five years, number of portfolios overseen and directorships held outside of the Funds are listed in the two tables immediately following. The business address of the persons listed below is 434 Fayetteville Street Mall, Fifth floor, Raleigh, North Carolina 27601.

INDEPENDENT TRUSTEES

Name and Birthdate	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Last 5 Years	Number of Portfolios in Fund Complex by Trustee*	Other Directorships Held by Trustee

Thomas W. Lambeth Birthdate: 01/35	Trustee, Chairman of the Board of Trustees	Indefinite, 08/92 — Present	From January 2001 to present, Senior Fellow, Z. Smith Reynolds Foundation	29	None

Drew T. Kagan	Trustee	Indefinite,	From September 2010 to	29	None
Birthdate: 02/48		08/00 — Present	present, Chairman,
			Montecito Advisors, Inc.;
			from December 2003 to
			September 2010, CEO,
			Montecito Advisors, Inc.;
			from March 1996 to
			December 2003,
			President, Investment
			Affiliate, Inc.

Laura C. Bingham	Trustee	Indefinite,	From June 2010 to present	29	None
Birthdate: 11/56		02/01 — Present	independent consultant;
			from July 1998 to June
			2010, President of Peace
			College

Douglas R. Van Scoy	Trustee	Indefinite,	Retired; from November	29	None
Birthdate: 11/43		05/04 — Present	1974 to July 2001,
			employee of Smith Barney
			(investment banking),
			most recently as Director
			of Private Client Group
			and Senior Executive Vice
			President

James L. Roberts	Trustee	Indefinite,	Retired; from November	29	None
Birthdate: 11/42		11/04 — Present	2006 to present, Director,
			Grand Mountain
			Bancshares, Inc.; from
			January 1999 to
			December 2003,
			President, CEO and
			Director, Coyest
			Bancshares, Inc.

Sterling Capital Funds

The following table shows information for the trustee who is an “interested person” of the Funds as defined in the 1940 Act:

INTERESTED TRUSTEE

Name and Birthdate	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex by Trustee*	Other Directorships Held by Trustee

Alexander W. McAlister** Birthdate: 03/60	Trustee	Indefinite, 11/10 — Present	President, Sterling Capital Management LLC	29	Director, Sterling Capital Management LLC

* The Sterling Capital Fund Complex consists of two open-end investment management companies: Sterling Capital Funds and Sterling Capital Variable Insurance Funds.

**Mr. McAlister is treated by the Fund as an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds because he is the president of Sterling Capital Management LLC, the Funds’ advisor.

The following table shows information for officers of Funds:

Name and Birthdate	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Last 5 Years

E.G. Purcell, III Birthdate: 01/55	President	Indefinite, President 11/08 — Present; Secretary, 11/08 — 08/10; Vice President, 11/00 — 11/08	From 1995 to present, Executive Director, Sterling Capital Management LLC and its predecessors

James T. Gillespie Birthdate: 11/66	Treasurer	Indefinite, 06/10 — Present	From June 2010 to present, Director, Sterling Capital Management LLC and its predecessors; from August 2008 to June 2010, Vice President Relationship Management, JPMorgan Chase & Co.; from February 2005 to August 2008, Senior Vice President and Manager of Mutual Fund Administration, Sterling Capital Management LLC and its predecessors

Todd M. Miller Birthdate: 09/71	Vice President and Secretary	Indefinite, Vice President, 08/05 — Present; Secretary, 08/10 — Present	From June 2009 to present, Director, Sterling Capital Management LLC and its predecessors; from June 2005 to May 2009, Mutual Fund Administrator; from May 2001 to May 2005, manager, BISYS Fund Services

Sterling Capital Funds

Name and Birthdate	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Last 5 Years

Clinton L. Ward Birthdate: 11/69	Executive Director, Chief Compliance and Anti-Money Laundering Officer	Indefinite, 04/07 — Present	From July 2004 to present, Chief Compliance Officer and Executive Director, Sterling Capital Management LLC and its predecessors

Andrew J. McNally Birthdate: 12/70	Assistant Treasurer	Indefinite, Assistant Treasurer, 06/10 — Present; Treasurer, 04/07 — 06/10	From January 2007 to present Vice President and Senior Director, and from July 2000 to December 2006, Vice President and Director, Fund Accounting and Administration Department, BNY Mellon Investment Servicing (US) Inc.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-228-1872.

INVESTMENT ADVISOR

Sterling Capital Management LLC

Two Morrocroft Centre

4064 Colony Road, Suite 300

Charlotte, NC 28211

DISTRIBUTOR

Sterling Capital Distributors, Inc.

760 Moore Road

King of Prussia, PA 19406

LEGAL COUNSEL

Ropes & Gray LLP

One Metro Center

700 12th Street, N.W.

Suite 900

Washington, DC 20005

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

SCF2100
10/11

STERLING
CAPITAL FUNDS

©2011 Sterling Capital Funds

ANNUAL REPORT

Sterling Capital Corporate Fund

Sterling Capital Securitized Opportunities Fund

CLASS S SHARES

SEPTEMBER 30, 2011

Notice of Privacy Policy & Practices

Sterling Capital Funds recognizes and respects the privacy expectations of our customers.1 We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the Sterling Capital Funds.

Collection of Customer Information

We collect nonpublic personal information about our customers from the following sources:

•	Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

•	Account History, including information about the transactions and balances in a customer’s accounts; and

•	Correspondence, written, telephonic or electronic between a customer and the Sterling Capital Funds or service providers to the Sterling Capital Funds.

Disclosure of Customer Information

We many disclose all of the consumer information outlined above to third parties who are not affiliated with the Sterling Capital Funds:

•	as permitted by law — for example with service providers who maintain or service shareholder accounts for the Sterling Capital Funds or to a shareholder’s broker or agent; and

•	to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

Security of Customer Information

We require service providers to the Sterling Capital Funds:

•	to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the Sterling Capital Funds; and

•	to maintain physical, electronic and procedural safeguards that comply with applicable legal standards to guard nonpublic personal information of customers of the Sterling Capital Funds.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former customer of the Sterling Capital Funds.

1 For purposes of this notice, the terms “customer” or “customers” includes both individual shareholders of the Sterling Capital Funds and individuals who provide nonpublic personal information to the Sterling Capital Funds, but do not invest in Sterling Capital Funds shares.

Sterling Capital Funds

Table of Contents
Management Discussion of Performance

Letter from the President and the Investment Advisor	1

Summary of Portfolio Holdings	2

Expense Example	3

Schedules of Portfolio Investments

Sterling Capital Corporate Fund	4

Sterling Capital Securitized Opportunities Fund	6

Financial Statements	8

Notes to Financial Statements	12

Report of Independent Registered Public Accounting Firm	17

Other Information	19

Board of Trustees	23

(This page has been left blank intentionally.)

Letter from the President and the Investment Advisor

Dear Shareholders:

We are pleased to present this annual report for the 12-month period ended September 30, 2011. The economy during this time continued its slow recovery from the severe recession of 2008. A number of leading economic indicators pointed to slow growth, though many quickly deteriorated in early 2011. Downward revisions to GDP numbers indicated the economy’s expansion had nearly stalled. The resulting blow to investor confidence sent financial markets into a period of tremendous volatility, which erased much of the gains made during the first three quarters of the fiscal year. Overall, the S&P500 returned 1.1%; the Russell 2000 Index of small-capitalization stocks returned -3.53%; the MSCI EAFE Index of international stocks returned -12.02%; and the Barclays Capital U.S. Aggregate Bond Index returned 5.26%.

A stalling economy

Entering 2011, a second round of quantitative easing by the Federal Reserve, along with strengthened corporate balance sheets and improved earnings reports, led to general sentiment that the economy was on a path to recovery. But while our projections for the first half of the fiscal year accurately predicted soft patches and a faltering expansion, they overestimated economic growth. Several factors continued to drag on the recovery, including continued weakness in the housing market and stubbornly high unemployment figures. Additionally, supply chain disruptions resulting from the March 2011 tsunami in Japan dealt a setback to manufacturing activity and the deteriorated fiscal positions of Greece, Ireland, Portugal and other peripheral members of the euro zone tempered any optimism.

Those negatives, along with concerns that domestic political bickering would limit opportunities for policies that could support a near-term recovery, boosted concerns about a double-dip recession. A few positives remained by September 2011, in particular robust manufacturing activity and an expanded service sector. Nevertheless, it appeared that the recession was much more severe than initially reported and that the U.S. economic recovery to this point has been much flatter.

A volatile period for stocks

Equity markets ended the period down slightly. Market gains through the first three quarters of the fiscal year gave way to high market volatility and steep losses in the final quarter. The market’s volatility was the result of several factors, including concern over the slowing pace of the U.S. economy, Greek sovereign debt challenges and partisan gridlock in Washington. A second round of quantitative easing by the Federal Reserve and strengthening corporate balance sheets helped the market perform well early in the period. Attractive valuations and dividend yields (which in many cases were higher than yields offered by domestic fixed-income securities) helped drive up investor confidence, fueling increasing demand for equities. Investors who until this point had traded largely based on their appetite for risk began paying more attention to industry and company fundamentals.

Equities stumbled at the end of the second quarter of 2011, as concerns about European sovereign debt, most notably in Greece, raised fears of financial system contagion and a second global recession. Additionally, unrest in the Middle East contributed to worries about the global oil supply, sending prices higher. After steadying briefly in July, the markets gave back their gains for the year in August. High market volatility continued through the remainder of the period as confidence swung wildly and investors returned to trading based on their degree of willingness to assume risk.

Consumer staples, which tends to hold up well in slowing economies, was one of the best-performing sectors during the 12-month period. Financial services and basic materials stocks were among the period’s worst performers. Emerging markets suffered from efforts by China and others to cool mounting inflation, while European stock markets were hurt by concerns about sovereign debt problems in countries such as Greece. Many of our Sterling Capital funds lagged their benchmarks slightly during this fiscal year due to the challenging economic and investing climate.

Strong performance from Treasuries

The fixed-income market performed well during the first half of the period. The Federal Reserve’s policies to provide quantitative easing and to keep the federal funds rate low provided support for many kinds of bonds. The Treasury yield curve remained steep through the first quarter of 2011: Short-term yields remained anchored by the low federal funds rate, while long-term rates reflected the expectation for higher inflation brought about by strengthening economic growth.

Concerns about European sovereign debt near the end of the third fiscal quarter drove investors to the perceived safety of the U.S. dollar and Treasuries, pushing down yields. Lower GDP numbers further contributed to the flight from risk, causing a downward shift in yields. In an ironic twist, Standard & Poor’s August downgrade of the U.S. long-term credit rating sparked a bond market rally that drove the 10-year Treasury yield close at its all-time low. Investors continued to view Treasuries as safe havens as they cut risk amid uncertainty.

Our perspective

Challenges to the recovery remain, as high unemployment and uncertain fiscal policy produce headwinds. We believe employment is unlikely to improve in 2011. Still, we believe that the Federal Reserve’s policies will continue to be accommodative although it is unlikely to be enough without fiscal expansion to boost economic growth and we see a likely chance of recession here and in Europe.

Thank you for your confidence in the Sterling Capital Funds. We encourage you to call us with any questions at 1-800-228-1872.

Sincerely,

E.G. Purcell, III

President

Sterling Capital Funds

Jeffrey J. Schappe, CFA

Managing Director-Chief Investment Officer

Sterling Capital Management LLC

Past performance does not guarantee future results.

This report is authorized for distribution only when preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money. Sterling Capital Management LLC (“Sterling Capital”) serves as investment advisor to the Sterling Capital Funds and is paid a fee for its services. Shares of the Sterling Capital Funds (each a “Fund” and collectively, the “Funds”) are not deposits or obligations of, or guaranteed or endorsed by, Branch Banking and Trust Company or its affiliates. The Funds are not insured by the FDIC or any other government agency. The Funds currently are distributed by Sterling Capital Distributors, Inc. The distributor is not affiliated with Branch Banking and Trust Company or its affiliates.

The foregoing information and opinions are for general information only. Sterling Capital does not guarantee their accuracy or completeness, nor assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only and are not intended as an offer or solicitation with respect to the purchase or sale of any security or as offering individual or personalized investment advice.

1

Sterling Capital Funds
Summary of Portfolio Holdings (Unaudited) September 30, 2011

Each Sterling Capital Fund’s portfolio composition was as follows at September 30, 2011:

Sterling Capital Corporate Fund	Percentage of net assets
Corporate Bonds	95.8%
Preferred Stocks	2.0%
Cash Equivalents	4.9%

102.7%

Sterling Capital Securitized Opportunities Fund	Percentage of net assets
Asset Backed Securities	5.3%
Collateralized Mortgage Obligations	1.2%
Commercial Mortgage-Backed Securities	14.1%
Mortgage-Backed Securities	84.8%
Cash Equivalents	9.1%

114.5%

2

Sterling Capital Funds
Expense Example (Unaudited) September 30, 2011

As a shareholder of the Sterling Capital Funds (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 30, 2011 (commencement of operations) through September 30, 2011.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 6/30/11	Ending Account Value 9/30/11	Expenses Paid During Period 6/30/11 - 9/30/11*	Expense Ratio During Period 6/30/11 - 9/30/11
Sterling Capital Corporate Fund	$1,000.00	$1,001.20	$0.76	0.30%
Sterling Capital Securitized Opportunities Fund	1,000.00	1,018.40	0.86	0.34%

*

Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 92 days divided by 365 (to reflect the period from commencement of operations).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Sterling Capital Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/30/11	Ending Account Value 9/30/11	Expenses Paid During Period 6/30/11 - 9/30/11*	Expense Ratio During Period 6/30/11 - 9/30/11
Sterling Capital Corporate Fund	$1,000.00	$1,011.85	$0.76	0.30%
Sterling Capital Securitized Opportunities Fund	1,000.00	1,011.75	0.86	0.34%

*

Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 92 days divided by 365 (to reflect the period from commencement of operations).

3

Sterling Capital Corporate Fund
Schedule of Portfolio Investments September 30, 2011

Principal Amount		Fair Value
CORPORATE BONDS (95.8%)
	Consumer Discretionary (9.9%)
$190,000	CBS Corp., 8.875%, 5/15/19	$242,660
425,000	Comcast Corp., 6.500%, 1/15/17	499,170
480,000	DIRECTV Holdings LLC, 6.000%, 8/15/40	512,306
440,000	Home Depot, Inc., 5.875%, 12/16/36	512,244
345,000	Macy’s Retail Holdings, Inc., 5.750%, 7/15/14	368,490
310,000	McDonald’s Corp., MTN, 5.350%, 3/1/18	369,714
455,000	NBCUniversal Media LLC, 5.950%, 4/1/41	506,179
75,000	Nordstrom, Inc., 6.250%, 1/15/18	88,858
515,000	Time Warner Cable, Inc., 5.000%, 2/1/20	547,075
350,000	Time Warner, Inc., 6.100%, 7/15/40	384,453
185,000	Walt Disney Co. (The), 1.350%, 8/16/16.	182,433
325,000	Walt Disney Co. (The), MTN, Series B, 6.200%, 6/20/14	367,870

		4,581,452

	Consumer Staples (9.3%)
340,000	Altria Group, Inc., 9.950%, 11/10/38	484,528
275,000	Anheuser-Busch InBev Worldwide, Inc., 4.125%, 1/15/15	298,018
214,000	Anheuser-Busch InBev Worldwide, Inc., 6.375%, 1/15/40	284,100
465,000	Cargill, Inc., 4.307%, 5/14/21(a)	504,153
412,000	Coca-Cola Co. (The), 3.150%, 11/15/20	425,261
330,000	CVS Caremark Corp., 6.125%, 9/15/39	387,227
440,000	Kraft Foods, Inc., 5.375%, 2/10/20	497,957
405,000	Lorillard Tobacco Co., 6.875%, 5/1/20	449,116
370,000	Procter & Gamble Co. (The), 1.450%, 8/15/16	370,033
345,000	Wal-Mart Stores, Inc., 2.800%, 4/15/16	363,972
205,000	Wal-Mart Stores, Inc., 5.625%, 4/15/41	252,561

		4,316,926

	Energy (9.6%)
265,000	Apache Corp., 3.625%, 2/1/21	277,978
500,000	Baker Hughes, Inc., 3.200%, 8/15/21(a)	503,870
385,000	BP Capital Markets PLC, 3.200%, 3/11/16	401,373
485,000	Buckeye Partners LP, 4.875%, 2/1/21	499,514
405,000	Energy Transfer Partners LP, 9.000%, 4/15/19	487,857
440,000	Enterprise Products Operating LLC, 6.450%, 9/1/40	498,045
185,000	Occidental Petroleum Corp., 1.750%, 2/15/17	183,609
475,000	Plains All American Pipeline LP, 5.000%, 2/1/21	500,736
300,000	Schlumberger Investment SA, 3.300%, 9/14/21(a)	300,299
385,000	Shell International Finance BV, 6.375%, 12/15/38	524,615
215,000	Statoil ASA, 5.100%, 8/17/40	251,178

		4,429,074

	Financials (37.8%)
205,000	Abbey National Treasury Services PLC, 4.000%, 4/27/16	189,244
315,000	ACE INA Holdings, Inc., 5.900%, 6/15/19	367,487
395,000	Aflac, Inc., 8.500%, 5/15/19	480,812
420,000	American Express Co., 7.250%, 5/20/14	476,009
150,000	American International Group, Inc., 4.875%, 9/15/16	143,805
360,000	ANZ National International, Ltd., 3.125%, 8/10/15(a)	361,641
290,000	Bank of America Corp., 4.875%, 1/15/13	288,990
250,000	Bank of Nova Scotia, 4.375%, 1/13/21	272,810

Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Financials — (continued)
$390,000	Caterpillar Financial Services Corp., MTN, 7.150%, 2/15/19	$501,288
405,000	Citigroup, Inc., 6.010%, 1/15/15	430,428
235,000	Citigroup, Inc., 6.875%, 3/5/38	255,145
465,000	Colonial Realty LP, 6.250%, 6/15/14	493,664
395,000	Credit Suisse AG, 5.400%, 1/14/20	379,480
355,000	Ford Motor Credit Co. LLC, 7.000%, 4/15/15	372,750
940,000	General Electric Capital Corp., 4.375%, 9/21/15	999,200
430,000	General Electric Capital Corp., GMTN, 6.875%, 1/10/39	493,529
355,000	Goldman Sachs Group, Inc. (The), 5.450%, 11/1/12	365,951
525,000	Goldman Sachs Group, Inc. (The), 6.125%, 2/15/33	527,132
510,000	HSBC Finance Corp., 6.676%, 1/15/21(a)	501,239
625,000	ING Bank NV, 2.650%, 1/14/13(a)	620,923
305,000	Jefferies Group, Inc., 8.500%, 7/15/19	339,215
185,000	John Deere Capital Corp., MTN, 1.850%, 9/15/16	184,060
485,000	JPMorgan Chase & Co., 3.700%, 1/20/15	496,959
725,000	JPMorgan Chase & Co., 4.350%, 8/15/21	732,616
490,000	KeyCorp, MTN, 3.750%, 8/13/15	504,777
375,000	Macquarie Bank, Ltd., 6.625%, 4/7/21(a)	352,298
100,000	Merrill Lynch & Co., Inc., 6.750%, 6/1/28	94,643
400,000	Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/18	400,144
315,000	MetLife, Inc., 6.750%, 6/1/16	362,289
830,000	Morgan Stanley, MTN, 6.625%, 4/1/18	823,411
345,000	National Rural Utilities Cooperative Finance Corp., 10.375%, 11/1/18	495,717
350,000	PNC Bank N.A., BKNT, 4.875%, 9/21/17	368,789
195,000	Prudential Financial, Inc., 8.875%, 6/15/38(b)	210,356
230,000	Prudential Financial, Inc., Series MTN, 5.625%, 5/12/41	218,107
265,000	Raymond James Financial, Inc., 4.250%, 4/15/16	267,738
200,000	Reinsurance Group of America, Inc., 5.000%, 6/1/21	209,698
200,000	SL Green Realty Corp., REIT, 5.000%, 8/15/18	193,299
750,000	U.S. Bank N.A., 3.778%, 4/29/20(b)	759,484
450,000	Ventas Realty LP, REIT, 4.750%, 6/1/21	432,168
505,000	Wachovia Corp., 5.500%, 8/1/35	497,052
495,000	WEA Finance LLC, 4.625%, 5/10/21(a)	472,676
480,000	Wells Fargo & Co., 3.676%, 6/15/16	499,501
101,000	XL Group, Ltd., 5.750%, 10/1/21	100,711

		17,537,235

	Health Care (6.5%)
320,000	Abbott Laboratories, 5.125%, 4/1/19	377,331
415,000	Amgen, Inc., 5.850%, 6/1/17	494,443
300,000	DENTSPLY International, Inc., 2.750%, 8/15/16	302,066
158,000	Stryker Corp., 2.000%, 9/30/16	158,762
475,000	Teva Pharmaceutical Finance II BV, 3.000%, 6/15/15	497,919
470,000	Thermo Fisher Scientific, Inc., 3.200%, 3/1/16	493,706
470,000	WellPoint, Inc., 4.350%, 8/15/20	497,328
165,000	Wyeth, 5.500%, 2/1/14	181,646

		3,003,201

Continued

4

Sterling Capital Corporate Fund
Schedule of Portfolio Investments — (continued) September 30, 2011

Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Industrials (5.6%)
$675,000	Burlington Northern Santa Fe LLC, 4.700%, 10/1/19	$752,018
100,000	Corrections Corp. of America, 6.250%, 3/15/13	100,000
350,000	Republic Services, Inc., 3.800%, 5/15/18	363,939
245,000	Textron, Inc., 4.625%, 9/21/16	247,995
345,000	Tyco International Finance SA, 4.125%, 10/15/14	366,768
445,000	Verisk Analytics, Inc., 5.800%, 5/1/21	499,580
245,000	Waste Management, Inc., 2.600%, 9/1/16	245,581

		2,575,881

	Information Technology (3.3%)
485,000	Applied Materials, Inc., 4.300%, 6/15/21	505,366
370,000	Hewlett-Packard Co., 1.550%, 5/30/14	367,631
145,000	Intel Corp., 4.800%, 10/1/41	155,867
300,000	International Business Machines Corp., 1.000%, 8/5/13	302,162
168,000	Oracle Corp., 5.375%, 7/15/40(a)	194,880

		1,525,906

	Materials (4.4%)
185,000	Alcoa, Inc., 5.550%, 2/1/17	193,396
155,000	ArcelorMittal, 9.850%, 6/1/19	175,626
130,000	Bemis Co., Inc., 4.500%, 10/15/21	131,563
495,000	Dow Chemical Co. (The), 4.250%, 11/15/20	497,659
250,000	International Paper Co., 7.500%, 8/15/21	289,130
365,000	Rio Tinto Finance USA, Ltd., 5.200%, 11/2/40	392,543
215,000	Sealed Air Corp., 6.875%, 7/15/33(a)	186,885
160,000	Vale Overseas, Ltd., 6.875%, 11/21/36	172,576

		2,039,378

	Telecommunication Services (5.1%)
320,000	AT&T, Inc., 5.500%, 2/1/18	369,370
200,000	AT&T, Inc., 3.875%, 8/15/21	205,732
255,000	British Telecommunications PLC, 9.875%, 12/15/30	368,919
90,000	Crown Castle International Corp., 9.000%, 1/15/15	95,400
195,000	France Telecom SA, 4.125%, 9/14/21	193,848
295,000	Telecom Italia Capital SA, 5.250%, 10/1/15	281,248
375,000	Telefonica Emisiones SAU, 3.992%, 2/16/16	356,822
410,000	Verizon Communications, Inc., 6.350%, 4/1/19	493,037

		2,364,376

	Utilities (4.3%)
285,000	Alabama Power Co., Series 07-D, 4.850%, 12/15/12	298,152
270,000	Columbus Southern Power Co., Series D, 6.600%, 3/1/33	345,196
410,000	Duke Energy Carolinas LLC, 6.100%, 6/1/37	516,518
250,000	Georgia Power Co., 1.300%, 9/15/13	251,662
125,000	PSEG Power LLC, 2.750%, 9/15/16	124,438

Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Utilities — (continued)
$395,000	Virginia Electric and Power Co., 5.400%, 4/30/18	$465,094

		2,001,060

	Total Corporate Bonds (Cost $44,707,308)	44,374,489

Shares
PREFERRED STOCKS (2.0%)
	Financials (1.5%)
7,200	Citigroup Capital XIII, 7.875%	190,152
12,000	Fifth Third Capital Trust VI, 7.250%	302,160
8,000	Public Storage, REIT, 7.000%	205,520

		697,832

	Telecommunication Services (0.5%)
8,000	Qwest Corp., 7.375%	200,720

	Total Preferred Stocks (Cost $919,392)	898,552

INVESTMENT COMPANY (4.9%)
2,287,857	Federated Treasury Obligations Fund, Institutional Shares	2,287,857

	Total Investment Company (Cost $2,287,857)	2,287,857

Total Investments — 102.7% (Cost $47,914,557)		47,560,898
Net Other Assets (Liabilities) — (2.7)%		(1,232,496)

NET ASSETS — 100.0%		$46,328,402

(a)

Rule 144A, Section 4(2) or other security which is restricted as to resale to qualified institutional investors. The Investment Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

(b)

The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2011. The maturity date reflected is the final maturity date.

BKNT — Bank Note

GMTN — Global Medium Term Note

MTN — Medium Term Note

REIT — Real Estate Investment Trust

See accompanying notes to the financial statements.

5

Sterling Capital Securitized Opportunities Fund
Schedule of Portfolio Investments September 30, 2011

Principal Amount		Fair Value
ASSET BACKED SECURITIES (5.3%)
$325,000	American Express Credit Account Master Trust, Series 2009-2, Class A, 1.479%, 3/15/17(a)(b)	$335,173
310,000	Bank of America Credit Card Trust, Series 2008-A7, Class A7, 0.929%, 12/15/14(a)(b)	311,545
381,000	Capital One Multi-Asset Execution Trust, Series 2006-A5, Class A5, 0.289%, 1/15/16(a)(b)	380,068
433,000	Chase Issuance Trust, Series 2008-A6, Class A6, 1.429%, 5/15/15(a)(b)	440,803
330,000	MBNA Credit Card Master Note Trust, Series 2006-A2, Class A2, 0.289%, 6/15/15(a)(b)	329,912

	Total Asset Backed Securities (Cost $1,798,781)	1,797,501

COLLATERALIZED MORTGAGE OBLIGATIONS (1.2%)
273,410	Countrywide Home Loans Mortgage Pass Through Trust, Series 2003-J7, Class 1A3, 5.250%, 8/25/33	281,060
140,567	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-7, Class 4A3, 5.000%, 8/25/20	142,467

	Total Collateralized Mortgage Obligations (Cost $423,417)	423,527

COMMERCIAL MORTGAGE-BACKED SECURITIES (14.1%)
300,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-1, Class A5, 5.330%, 11/10/42(a)(b)	325,516
355,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-3, Class A4, 5.889%, 7/10/44(a)(b)	382,608
188,846	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-2, Class A2, 5.634%, 4/10/49(a)	191,418
300,000	Bear Stearns Commercial Mortgage Securities, Series 2005-PW10, Class A4, 5.405%, 12/11/40(a)	324,458
300,000	Bear Stearns Commercial Mortgage Securities, Series 2005-PWR8, Class A4, 4.674%, 6/11/41(b)	318,752
250,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4, 5.700%, 6/11/50(b)	269,140
300,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A5, 5.617%, 10/15/48(b)	315,425
180,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/39(b)	186,643
300,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB15, Class A4, 5.814%, 6/12/43(a)(b)	319,763
300,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4, 6.072%, 4/15/45(a)(b)	329,756
345,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.420%, 1/15/49(b)	357,706

Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)
$300,000	LB-UBS Commercial Mortgage Trust, Series 2005-C2, Class A5, 5.150%, 4/15/30(a)(b)	$324,220
300,000	LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class A4, 5.424%, 2/15/40(b)	316,622
240,000	Morgan Stanley Capital I, Series 2006-HQ10, Class A4, 5.328%, 11/12/41(b)	257,921
160,000	Morgan Stanley Capital I, Series 2006-HQ8, Class AM, 5.647%, 3/12/44(a)(b)	158,289
400,000	Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class AMFX, 5.179%, 7/15/42(a)(b)	410,617

	Total Commercial Mortgage-Backed Securities (Cost $4,878,693)	4,788,854

MORTGAGE-BACKED SECURITIES (84.8%)
	Fannie Mae(c) (37.5%)
542,907	4.500%, 6/1/24, Pool #931412	578,163
110,151	4.000%, 10/1/25, Pool #MA0535	116,323
528,740	3.500%, 2/1/26, Pool #AH6973	552,932
246,341	4.000%, 2/1/26, Pool #AH4828	260,145
385,737	3.500%, 3/1/26, Pool #AH9032	403,386
469,868	4.000%, 3/1/26, Pool #AH6827	496,196
523,896	3.500%, 4/1/26, Pool #AI1242	547,867
472,079	5.500%, 3/1/37, Pool #256636	513,637
437,693	6.000%, 10/1/37, Pool #943635	481,080
953,350	5.000%, 5/1/38, Pool #933806	1,026,619
467,494	5.500%, 5/1/38, Pool #889452	508,063
758,111	5.500%, 6/1/38, Pool #984277	824,848
430,937	6.000%, 8/1/38, Pool #964874	473,385
398,687	6.000%, 9/1/38, Pool #190391	437,957
273,207	5.500%, 11/1/38, Pool #930175	296,916
478,443	5.000%, 1/1/39, Pool #995245	515,587
542,949	4.500%, 6/1/39, Pool #AA7681	576,742
546,809	4.500%, 9/1/39, Pool #AC1830	580,843
494,108	5.000%, 12/1/39, Pool #AC8518	532,082
543,137	4.500%, 6/1/40, Pool #AD6432	576,941
540,385	4.500%, 7/1/40, Pool #AB1250	574,018
299,694	4.500%, 9/1/40, Pool #AE0411	319,564
387,803	4.000%, 1/1/41, Pool #AH4732	407,472
86,586	4.000%, 2/1/41, Pool #AH6188	91,140
419,324	4.500%, 6/1/41, Pool #AC9298	445,423
532,000	4.500%, 10/15/41(d)	564,336

		12,701,665

	Freddie Mac(c) (31.0%)
492,214	3.500%, 1/1/26, Pool #J13878	513,589
512,134	4.000%, 4/1/26, Pool #J15161	539,622
400,399	4.000%, 6/1/26, Pool #G18391	421,890
268,676	3.500%, 7/1/26, Pool #J16057	280,428
181,588	6.000%, 2/1/37, Pool #G02681	199,844
464,038	6.000%, 11/1/37, Pool #G03940	509,673
525,774	5.000%, 10/1/38, Pool #G04832	565,130
406,031	5.500%, 1/1/39, Pool #G05179	440,696
524,887	5.000%, 2/1/39, Pool #G05253	563,603
424,836	5.500%, 10/1/39, Pool #A89387	460,376
512,158	5.000%, 4/1/40, Pool #A91812	553,296
402,337	5.500%, 4/1/40, Pool #C03467	436,687
439,006	5.500%, 6/1/40, Pool #A92764	475,458
551,403	5.000%, 8/1/40, Pool #C03491	592,677
416,637	4.000%, 11/1/40, Pool #A95085	436,775

Continued

6

Sterling Capital Securitized Opportunities Fund
Schedule of Portfolio Investments — (continued) September 30, 2011

Principal Amount		Fair Value
MORTGAGE-BACKED SECURITIES — (continued)
	Freddie Mac(c) — (continued)
$532,398	4.000%, 12/1/40, Pool #A95447	$ 559,628
548,669	4.500%, 2/1/41, Pool #G08435	580,849
560,418	5.000%, 4/1/41, Pool #A97944	603,856
558,732	4.500%, 6/1/41, Pool #Q01443	591,503
555,206	4.500%, 6/1/41, Pool #Q01637	587,769
560,518	5.000%, 6/1/41, Pool #Q01226	603,263

		10,516,612

	Ginnie Mae (16.3%)
51,478	5.500%, 11/15/38, Pool #411080	56,917
483,353	5.000%, 12/15/38, Pool #782483	531,407
530,893	4.500%, 6/15/39, Pool #720075	579,019
271,444	4.500%, 10/15/40, Pool #737536	296,051
56,652	4.000%, 12/20/40, Pool #755678	60,730
528,320	4.500%, 3/15/41, Pool #738121	576,214
448,489	4.500%, 3/20/41, Pool #4978	486,903
486,180	5.000%, 4/20/41, Pool #5018	534,717
507,153	4.500%, 5/15/41, Pool #738310	553,127
531,159	4.500%, 6/20/41, Pool #5082	576,654
662,000	5.000%, 10/15/41(d)	726,959
494,000	5.500%, 10/15/41(d)	545,716

		5,524,414

	Total Mortgage-Backed Securities (Cost $28,351,517)	28,742,691

Shares
INVESTMENT COMPANY (9.1%)
3,072,825	Federated Treasury Obligations Fund, Institutional Shares	3,072,825

	Total Investment Company (Cost $3,072,825)	3,072,825

Total Investments — 114.5% (Cost $38,525,233)		38,825,398
Net Other Assets (Liabilities) — (14.5)%		(4,920,494)

NET ASSETS — 100.0%		$33,904,904

(a)

The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2011. The maturity date reflected is the final maturity date.

(b)	Represents that all or a portion of the security was pledged as collateral for securities purchased on a when-issued basis.
(c)

On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Fannie Mae and Freddie Mac into conservatorship with FHFA as the conservator. The conservatorship is a statutory process designed to stabilize a troubled institution with the objective of returning the entities to normal business operations.

(d)	Represents securities purchased on a when-issued basis. At September 30, 2011, total cost of investments purchased on a when-issued basis was $1,843,474.

See accompanying notes to the financial statements.

7

Sterling Capital Funds
Statements of Assets and Liabilities September 30, 2011

	Sterling Capital Corporate Fund	Sterling Capital Securitized Opportunities Fund
Assets:
Investments:
Total investments, at cost	$47,914,557	$38,525,233
Unrealized appreciation (depreciation)	(353,659)	300,165

Investments, at fair value	47,560,898	38,825,398
Interest and dividends receivable	576,523	116,986
Receivable for capital shares issued	589,812	—

Total Assets	48,727,233	38,942,384

Liabilities:
Distributions payable	23,240	—
Payable for investments purchased	2,232,186	4,958,748
Payable for capital shares redeemed	133,542	68,374
Accrued expenses and other payables:
Investment advisory fees	4,952	4,102
Compliance service fees	29	33
Other fees	4,882	6,223

Total Liabilities	2,398,831	5,037,480

Net Assets:	$46,328,402	$33,904,904

Net Assets Consist of:
Capital	$46,666,021	$33,572,275
Accumulated undistributed net investment income	3,528	5,892
Accumulated realized gain	12,512	26,572
Net unrealized appreciation (depreciation)	(353,659)	300,165

Net Assets	$46,328,402	$33,904,904

Shares of Beneficial Interest Outstanding (Unlimited number of shares authorized, no par value)	4,659,241	3,353,906

Net Asset Value — offering and redemption price per share	$9.94	$10.11

See accompanying notes to the financial statements.

8

Sterling Capital Funds
Statements of Operations For the Period June 30, 2011* to September 30, 2011

	Sterling Capital Corporate Fund	Sterling Capital Securitized Opportunities Fund
Investment Income:
Interest income	$ 223,830	$214,082
Dividend income	15,941	102

Total investment income	239,771	214,184

Expenses:
Investment advisory fees (See Note 4)	26,845	30,141
Administration fees (See Note 4)	3,372	3,789
Audit fees	695	2,385
Compliance service fees (See Note 4)	69	90
Custodian fees	205	310
Fund accounting fees (See Note 4)	671	753
Legal fees	2,302	4,253
Printing fees	3,000	3,000
Transfer agent fees (See Note 4)	1,033	2,324
Other fees	716	1,037

Total expenses before waivers/reimbursements	38,908	48,082

Less expenses waived/reimbursed by the Investment Advisor (See Note 4)	(18,708)	(22,408)

Net expenses	20,200	25,674

Net investment income	219,571	188,510

Realized and Unrealized Gain (Loss):
Net realized gain from investment transactions	12,512	82,425
Change in unrealized appreciation/depreciation on investments	(353,659)	300,165

Net realized and unrealized gain (loss)	(341,147)	382,590

Change in net assets from operations	$(121,576)	$571,100

*	Commencement of operations.

See accompanying notes to the financial statements.

9

Sterling Capital Funds
Statements of Changes in Net Assets

	Sterling Capital Corporate Fund	Sterling Capital Securitized Opportunities Fund

	For the Period June 30, 2011* to September 30, 2011	For the Period June 30, 2011* to September 30, 2011
From Investment Activities:
Operations:
Net investment income	$219,571	$188,510
Net realized gain	12,512	82,425
Change in unrealized appreciation/depreciation	(353,659)	300,165

Change in net assets from operations	(121,576)	571,100

Distributions to Shareholders:
Net investment income	(216,043)	(238,471)

Change in net assets from shareholders distributions	(216,043)	(238,471)

Capital Transactions:
Proceeds from shares issued	48,932,269	35,993,815
Distributions reinvested	162,438	238,471
Value of shares redeemed	(2,428,686)	(2,660,011)

Change in net assets from capital transactions	46,666,021	33,572,275

Change in net assets	46,328,402	33,904,904
Net Assets:
Beginning of period	—	—

End of period	$46,328,402	$33,904,904

Accumulated undistributed net investment income	$3,528	$5,892

Share Transactions:
Issued	4,885,779	3,592,923
Reinvested	16,297	23,581
Redeemed	(242,835)	(262,598)

Change in Shares	4,659,241	3,353,906

*	Commencement of operations.

See accompanying notes to the financial statements.

10

Sterling Capital Funds
Financial Highlights, Class S Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

Sterling Capital Corporate Fund
For the Period June 30, 2011* to September 30, 2011
Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net investment income(a)	0.08
Net realized and unrealized losses from investments	(0.07)

Total from Investment Activities	0.01

Distributions:
Net investment income	(0.07)

Net Asset Value, End of Period	$9.94

Total Return(b)	0.12%
Ratios/Supplementary Data:
Net Assets, End of Period (000’s)	$46,328
Ratio of net expenses to average net assets(c)	0.30%
Ratio of net investment income to average net assets(c)	3.27%
Ratio of expenses to average net assets(c)(d)	0.58%
Portfolio turnover rate(b)	7%

Sterling Capital Securitized Opportunities Fund
For the Period June 30, 2011* to September 30, 2011
Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net investment income(a)	0.06
Net realized and unrealized gains from investments	0.12

Total from Investment Activities	0.18

Distributions:
Net investment income	(0.07)

Net Asset Value, End of Period	$10.11

Total Return(b)	1.84%
Ratios/Supplementary Data:
Net Assets, End of Period (000’s)	$33,905
Ratio of net expenses to average net assets(c)	0.34%
Ratio of net investment income to average net assets(c)	2.50%
Ratio of expenses to average net assets(c)(d)	0.64%
Portfolio turnover rate(b)	26%

*	Commencement of operations.
(a)	Per share net investment income has been calculated using the average daily shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

11

Sterling Capital Funds
Notes to Financial Statements September 30, 2011

1.	Organization:

Sterling Capital Corporate Fund and Sterling Capital Securitized Opportunities Fund (each a “Fund” and collectively as the “Funds”) commenced operations on June 30, 2011. The Funds are separate series of the Sterling Capital Funds (formerly known as BB&T Funds) (the “Trust”), a Massachusetts business trust organized in 1992 and registered under the Investment Company Act of 1940 (“the 1940 Act”) as an open-end investment company. The Funds are authorized to issue an unlimited amount of shares. The Funds offer one class of Shares, Class S Shares. Class S Shares are available to customers of Sterling Capital Management LLC (“Sterling Capital”) or its affiliates. The funds are “diversified” funds, as defined in the 1940 Act.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience of the Trust, the Funds expect that risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

Securities Valuation — Investments in securities held by the Funds, the principal market for which is a securities exchange or an over-the-counter market, are valued at their latest available sale price (except for those securities that are traded on NASDAQ, which will be valued at the NASDAQ official closing price) or in the absence of such a price, by reference to the latest available bid price in the principal market in which such securities are normally traded. The Funds may also use an independent pricing service approved by the Board of Trustees (the “Board”) to value certain securities, including through the use of electronic and matrix techniques. Short-term obligations without significant credit risk that mature in 60 days or less are valued at either amortized cost or original cost plus interest, which approximates fair value. Investments in open-end investment companies, are valued at their respective net asset values as reported by such companies. The differences between cost and fair values of investments are reflected as either unrealized appreciation or depreciation. Securities for which market quotations are not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price) will be fair valued in accordance with procedures established in good faith under the general supervision of the Board. No securities were valued in accordance with these procedures as of September 30, 2011.

Fair Value Measurements — The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. During the period June 30, 2011 (commencement of operations) through September 30, 2011 there were no significant changes to the valuation policies and procedures.

12

Sterling Capital Funds
Notes to Financial Statements — (continued) September 30, 2011

The summary of inputs used to determine the fair value of each Fund’s investments as of September 30, 2011 is as follows:

Investments in Securities	Level 1– Quoted Prices(a)	Level 2– Other Significant Observable Inputs(b)	Level 3– Significant Unobservable Inputs	Total
Sterling Capital Corporate Fund	$2,287,857	$45,273,041	$—	$47,560,898
Sterling Capital Securitized Opportunities Fund	3,072,825	35,752,573	—	38,825,398

(a)	Represents investment companies.
(b)	Industries or security types are disclosed in the Schedules of Portfolio Investments.

There were no significant transfers between Level 1 and Level 2 during the three-month period ended September 30, 2011.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. In addition, ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. Finally, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

Securities Transactions and Related Income — During the period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions as of the last business day of the reporting period are accounted for on the trade date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization/accretion of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

When-Issued and Forward Commitments — The Funds may purchase securities on a “when-issued” basis. The Funds record when-issued securities on the trade date and pledge assets with a value at least equal to the purchase commitment for payment of the securities purchased. The value of the securities underlying when-issued or forward commitments to purchase securities, and any subsequent fluctuation in their value, is taken into account when determining the net asset value of the Funds commencing with the date the Funds agree to purchase the securities. The Funds do not accrue interest or dividends on “when-issued” securities until the underlying securities are received.

Mortgage Dollar Rolls — The Funds may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. The market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. Pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls. The Funds account for mortgage dollar roll transactions as purchases and sales.

In April 2011, the FASB issued ASU No. 2011-03: Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 changes the assessment of effective control for repurchase agreements including dollar roll transactions. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-03 and its impact on the financial statements.

13

Sterling Capital Funds
Notes to Financial Statements — (continued) September 30, 2011

Expenses and Allocation Methodology — Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately across the Trust daily in relation to the net assets of each Fund or on another reasonable basis. Expenses which are attributable to both the Trust and the Sterling Capital Variable Insurance Funds are allocated across the Trust and Sterling Capital Variable Insurance Funds, based upon relative net assets or on another reasonable basis.

Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly. Distributable net realized gains, if any, are declared and distributed at least annually. Distributions to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

The character of income and gains distributed are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., tax treatment of mortgage dollar rolls and paydown gains and losses) such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no impact on net assets or net asset values per share.

As of September 30, 2011, these reclassifications were as follows:

	Increase Net Investment Income	Decrease Realized Gains
Sterling Capital Securitized Opportunities Fund	$55,853	$(55,853)

Federal Income Taxes — It is the policy of the Funds to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income tax is required.

3.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding U.S. Government Securities and securities maturing less than one year from acquisition) for the period June 30, 2011 (commencement of operations) through September 30, 2011 were as follows:

	Purchases	Sales
Sterling Capital Corporate Fund	$47,959,188	$2,284,496
Sterling Capital Securitized Opportunities Fund	7,166,106	80,927

Purchases and sales of U.S. Government Securities (excluding securities maturing less than one year from acquisition) for the period June 30, 2011 (commencement of operations) through September 30, 2011 for Sterling Capital Securitized Opportunities Fund were $38,006,832 and $8,966,572, respectively.

4.	Related Party Transactions:

Under the terms of the investment advisory agreement Sterling Capital (the “Advisor”) is entitled to receive fees based on a percentage of the average daily net assets of the Funds. These fees are accrued daily and payable on a monthly basis and are reflected on the Statements of Operations as “Investment advisory fees.” Sterling Capital waived investment advisory fees and reimbursed certain expenses for the Funds referenced below which are not subject to recoupment and are included on the Statements of Operations as “Less expenses waived/reimbursed by the Investment Advisor.” Information regarding these transactions is as follows for the period June 30, 2011 (commencement of operations) through September 30, 2011:

	Contractual Fee Rate	Fee Rate after Contractual Waivers(1,2)
Sterling Capital Corporate Fund	0.40%	0.15%
Sterling Capital Securitized Opportunities Fund	0.40%	0.15%

1

For a portion of the period ended September 30, 2011 Sterling Capital voluntarily reimbursed certain expenses of the Funds. Voluntary reimbursements of expenses are not subject to recoupment in subsequent fiscal periods, and may be discontinued at any time.

2	Sterling Capital contractually agreed to limit the advisory fees paid by the Fund from June 30, 2011 through January 31, 2013.

14

Sterling Capital Funds
Notes to Financial Statements — (continued) September 30, 2011

Sterling Capital serves as the administrator to the Funds pursuant to an administration agreement. Each Fund pays an annual asset-based fee of 0.05% of the Fund’s average daily net assets to Sterling Capital for providing administration services. This fee is accrued daily and payable on a monthly basis. Expenses incurred are reflected on the Statements of Operations as “Administration fees.” Pursuant to a sub-administration agreement with Sterling Capital, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon” or the “Sub-Administrator”), serves as the sub-administrator to the Funds subject to the general supervision of the Board and Sterling Capital. For these services, BNY Mellon is entitled to a fee payable by Sterling Capital.

BNY Mellon serves as the Funds’ fund accountant and transfer agent and receives compensation by the Funds for these services. Expenses incurred are reflected on the Statements of Operations as “Fund accounting fees” and “Transfer agent fees.”

Sterling Capital’s Chief Compliance Officer (“CCO”) serves as the Funds’ CCO. The CCO’s compensation is reviewed and approved by the Funds’ Board and paid by Sterling Capital. However, the Funds reimburse Sterling Capital for their allocable portion of the CCO’s salary. Expenses incurred for the Funds are reflected on the Statements of Operations as “Compliance service fees.”

Certain Officers and a Trustee of the Funds are affiliated with Sterling Capital or the Sub-Administrator. Such Officers and Trustee receive no compensation from the Funds for serving in their respective roles. Each of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust who serve on the Board are compensated at the annual rate of $40,000 plus $5,000 for each regularly scheduled quarterly meeting attended, $4,000 for each special meeting attended in person and $3,000 for each special meeting attended by telephone, plus reimbursement for certain out of pocket expenses. Each Trustee serving on a Committee of the Board receives a fee of $4,000 for each Committee meeting attended in person and $3,000 for each Committee meeting attended by telephone, plus reimbursement for certain out of pocket expenses. Additionally, the Chairman of the Board and the Audit Committee Chairman each receive an annual retainer of $15,000, and the Chairman of the Nominations Committee receives additional compensation at the rate of $1,000 for each meeting over which he or she presides as Chairman. The fees are allocated across the Funds in the Trust and the Sterling Capital Variable Insurance Funds based upon relative net assets.

5.	Line of Credit:

U.S. Bank, N.A. has made available a credit facility to the Trust, pursuant to an umbrella credit agreement (the “Agreement”). The primary purpose of the Agreement is to allow the Trust to avoid security liquidations that Sterling Capital believes are unfavorable to shareholders. Under the Agreement, an aggregate commitment amount of $50,000,000 has been made available for use by all funds of the Trust. Outstanding principal amounts under the Agreement bear interest at a rate per annum equal to the Prime Rate minus two percent (2%), but never at a rate of less than one percent (1%) per annum. The Agreement expires on March 31, 2012. During the period June 30, 2011 (commencement of operations) through September 30, 2011 the line of credit was not utilized by the Funds.

6.	Federal Tax Information:

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as “Income tax expense” in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current year), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

The tax character of distributions paid to shareholders during the period June 30, 2011 (commencement of operations) through September 30, 2011, were as follows:

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Sterling Capital Funds
Notes to Financial Statements — (continued) September 30, 2011

Ordinary Income*
Sterling Capital Corporate Fund	$192,803
Sterling Capital Securitized Opportunities Fund	238,471

*	Distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

As of September 30, 2011, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Distributions Payable	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings(Deficit)
Sterling Capital Corporate Fund	$37,663	$(23,240)	$(352,042)	$(337,619)
Sterling Capital Securitized Opportunities Fund	32,464	—	300,165	332,629

*	The primary differences between book basis and tax basis unrealized appreciation were due to hybrid securities.

As of September 30, 2011, federal income tax cost, gross unrealized appreciation and gross unrealized depreciation on securities were as follows:

	Tax Cost	Tax Gross Unrealized Appreciation	Tax Gross Unrealized Depreciation	Net Tax Gross Unrealized Appreciation (Depreciation)
Sterling Capital Corporate Fund	$47,912,940	$354,744	$(706,786)	$(352,042)
Sterling Capital Securitized Opportunities Fund	38,525,233	412,640	(112,475)	300,165

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to several tax rules impacting Regulated Investment Companies (“RICs”). The provisions of the Act are generally effective for the Funds taxable year ending September 30, 2011 as these Funds commenced operations subsequent to December 22, 2010. The Act allows for capital losses originating in taxable years beginning after December 22, 2010 (“post-enactment capital losses”) to be carried forward indefinitely. Furthermore, post-enactment capital losses will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses as under previous law.

7.	Subsequent Events:

Management has evaluated the need for disclosure and/or adjustments resulting from subsequent events through the date the financial statements were issued, and has noted no events that require recognition or disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Sterling Capital Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the Sterling Capital Corporate Fund and the Sterling Capital Securitized Opportunities Fund (collectively “the Funds”), two of the funds constituting Sterling Capital Funds, as of September 30, 2011, and the related statements of operations and changes in net assets, and the financial highlights for the period June 30, 2011 (commencement of operations) through September 30, 2011. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Sterling Capital Corporate Fund and the Sterling Capital Securitized Opportunities Fund as of September 30, 2011, and the results of their operations, the changes in their net assets, and the financial highlights for the period June 30, 2011 (commencement of operations) through September 30, 2011, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

November 28, 2011

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Sterling Capital Funds
September 30, 2011

Notice to Shareholders (Unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the period June 30, 2011 (commencement of operations) through September 30, 2011, each Fund is designating the following items with regard to distributions paid during the period.

For the period June 30, 2011 (commencement of operations) through September 30, 2011, in order to meet certain requirements of the Internal Revenue Code, we are advising you that certain distributions paid during the period June 30, 2011 (commencement of operations) through September 30, 2011 from the following Funds are designated as:

	(a) Long-Term Capital Gain	(b) Qualified Dividend Income %	(c) (for corporate shareholders) Dividends Received Deduction %	(d) (for foreign shareholders) Qualified Short-Term Capital Gain %	(e) (for foreign shareholders) Qualified Interest Income %
Sterling Capital Corporate Fund	N/A	1.48%	1.48%	N/A	82.85%
Sterling Capital Securitized Opportunities Fund	N/A	—	—	N/A	96.80%

(a) Each Fund designates the maximum amount allowable but not less than the amounts shown above as a capital gain dividend in accordance with Section 852(b)(3)(c) of the Internal Revenue Code.

(b) Each Fund designates the maximum amount allowable, but not less than the percentages shown above as ordinary income dividends paid during the period as qualified dividend income in accordance with Section 854 of the Internal Revenue Code.

(c) Each Fund designates the maximum amount allowable but not less than the percentages shown above of ordinary income dividends paid during the period as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

(d) Each Fund designates the maximum amount allowable but not less than the percentages shown above as a short-term capital gain dividend in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

(e) Each Fund designates the maximum amount allowable but not less than the percentages shown above as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

Capital gain dividends distributed during the period are generally subject to the maximum tax rate of 15%. In addition, Qualified Dividend Income is generally subject to a maximum rate of 15%.

The information reported herein may differ from the information and distributions paid to the shareholders subject to tax reporting.

For the period June 30, 2011 (commencement of operations) through September 30, 2011, the following Fund designated the following percentage of investment company taxable income, or if different the maximum allowable by tax law, as being derived from U.S. Treasury securities:

U.S. Government Income
Sterling Capital Corporate Fund	0.10%

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Sterling Capital Funds
Other Information September 30, 2011

Other Information (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-228-1872; and (ii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Information regarding how the Sterling Capital Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-228-1872 and (ii) on the Commission’s website at http://www.sec.gov.

The Funds file complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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BOARD CONSIDERATION OF ADVISORY AGREEMENTS (UNAUDITED)

The Board of Trustees, at a meeting held on May 19, 2011, formally considered the approval of an investment advisory agreement (the “New Advisory Agreement”) between Sterling Capital Funds (the “Trust”) and Sterling Capital Management LLC (“Sterling Capital”), which serves as investment adviser to each series of the Trust, with respect to the Sterling Capital Corporate Fund and the Sterling Capital Securitized Opportunities Fund, two proposed new series of the Trust (the “New Funds”).

At a meeting held on August 25-26, 2011, the Trustees formally considered the continuance of the Trust’s investment advisory agreement with Sterling Capital with respect to each series of the Trust other than the New Funds (the “Current Funds”). The Board of Trustees also considered the continuance of sub-advisory agreements of Sterling Capital with Scott & Stringfellow, LLC (“Scott & Stringfellow”), with respect to the Sterling Capital Special Opportunities Fund and the Sterling Capital Equity Income Fund, and with Artio Global Management LLC (“Artio” and, together with Sterling Capital and Scott & Stringfellow, the “Current Advisers”), with respect to the Sterling Capital International Fund. The above referenced agreements are collectively referred to herein as the “Current Advisory Agreements.” At the same meeting, the Board of Trustees also formally considered the approval of a new investment sub-advisory agreement (the “New Sub-Advisory Agreement” and, together with the New Advisory Agreement and the Current Advisory Agreements, the “Advisory Agreements”) between Sterling Capital and BlackRock Advisors, LLC (“BlackRock” and, together with the Current Advisers, the “Advisers”) with respect to the Sterling Capital National Tax-Free Money Market Fund and the Sterling Capital Prime Money Market Fund (collectively, the “Money Market Funds” and, together with the New Funds and the Current Funds, the “Funds”).

The Trustees reviewed extensive material in connection with their consideration of the Advisory Agreements, including data from an independent provider of mutual fund data (as assembled by the Trust’s administrator), which, where applicable, included comparisons with industry averages for comparable funds for advisory fees, 12b-1 fees, and total fund expenses. The data reflected Sterling Capital fee waivers in place, as well as Sterling Capital’s contractual investment advisory fee levels. The Board was assisted in its review by independent legal counsel, who provided memoranda detailing the legal standards for review of the Advisory Agreements. At each meeting, the Board received a detailed presentation by Sterling Capital, which included a fund-by-fund analysis of investment processes and, where applicable, performance. Presentations were also provided by each entity proposed to be utilized by Sterling Capital as a sub-adviser. The Board also received fund-by-fund profitability information from the Current Advisers. The Independent Trustees also deliberated outside the presence of management and the Advisers.

With respect to the New Funds and the Money Market Funds, the Trustees’ determination to approve the New Advisory Agreement and the New Sub-Advisory Agreement, respectively, was based on a comprehensive evaluation of all of the information provided to them. In the process of considering the New Advisory Agreement, the Trustees considered information regarding, among other things, the proposed portfolio management team and the experience of the members of the team, the team’s anticipated investment strategy, and other information relating to the nature, extent, and quality of services to be provided by Sterling Capital. With respect to the Money Market Funds, the Trustees received a detailed presentation from BlackRock that included information regarding, among other things, BlackRock’s risk management approach, its experience with respect to comparable cash management sub-advisory relationships, and the proposed portfolio management team.

In their deliberations regarding the Advisory Agreements, each Trustee attributed different weights to various factors involved in an analysis of the Advisory Agreements, and in each case no factor alone was considered determinative. The Trustees determined that the overall arrangements between the Trust and the Advisers, as provided in the Advisory Agreements, were fair and reasonable and that the continuance of the Current Advisory Agreements and the approval of the New Advisory Agreement and the New Sub-Advisory Agreement were in the best interests of each applicable Fund and its shareholders.

The matters addressed below were considered and discussed by the Trustees in reaching their conclusions.

Nature, Extent and Quality of Services Provided by the Adviser and Sub-Advisers

The Trustees received and considered information regarding the nature, extent, and quality of the services provided to each Current Fund under the Current Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as materials furnished specifically in connection with the annual review process. The Trustees considered the background and experience of each Current Adviser’s senior management and the expertise of investment personnel of each Current Adviser responsible for the day-to-day management of each Current Fund. The Trustees considered the overall reputation, and the capabilities and commitment of the Current Advisers to provide high quality service to the Current Funds.

With respect to the New Funds, the Trustees considered the expertise of each New Fund’s proposed portfolio management team generally and the services provided to the Current Funds by Sterling Capital. The Trustees considered the financial position of Sterling Capital and the commitment that Sterling Capital has made to the Trust generally. The Board also considered Sterling Capital’s specific responsibilities in all aspects of day-to-day management of the New Funds as well as the qualifications, experience and responsibilities of the other key personnel that would be involved in the day-to-day activities of the New Funds. The Trustees concluded that the nature and quality of services that Sterling Capital would provide to the New Funds appeared consistent with both those provided to the Current Funds by Sterling Capital as well as with industry norms.

With respect to the Money Market Funds, the Trustees considered the expertise of the Money Market Fund’s proposed portfolio

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management team generally and the size of similar funds managed by the proposed portfolio managers. The Trustees reviewed information concerning BlackRock’s expertise in managing money market funds and the investment philosophy and investment processes applied by BlackRock in managing such funds. The Trustees considered the background and experience of BlackRock’s senior management and the expertise of investment personnel of BlackRock responsible for the day-to-day management of the Money Market Funds. The Trustees considered the overall reputation, and the capabilities and commitment of BlackRock to provide high-quality service to the Money Market Funds, and the Trustees’ overall confidence in BlackRock’s integrity.

The Trustees received information concerning the investment philosophy and investment processes applied or to be applied by the Advisers in managing the Funds as well as each Current Adviser’s Form ADV. The Trustees also considered information regarding regulatory compliance and, with respect to the Current Funds, compliance with the investment policies of the Funds. The Trustees evaluated the trading practices of Scott & Stringfellow, which engages in affiliated brokerage for portfolio trades for the Current Funds it sub-advises. The Trustees evaluated the procedures of the Advisers designed to fulfill the Advisers’ fiduciary duty to the Funds with respect to possible conflicts of interest, including the Advisers’ codes of ethics (regulating the personal trading of its officers and employees).

Based on their review, the Trustees concluded that, with respect to the nature, extent and quality of services to be provided by the Advisers, the nature and extent of responsibilities was consistent with mutual fund industry norms, and that the quality of the services provided or to be provided by the Advisers was or was expected to be satisfactory or better.

Investment Performance

The Trustees considered performance results of each Current Fund in absolute terms and relative to each Current Fund’s benchmark and peer group. In the Trustees’review of performance, long- and short-term performance were considered. In conducting their review, the Trustees particularly focused on Current Funds where performance compared unfavorably with peers. The Trustees noted that the performance of the Select Equity Fund and the International Fund continued to be a source of concern for the Board. Although the Trustees concluded that Sterling Capital had taken appropriate steps to address those Funds’ continued underperformance, the Trustees determined to increase oversight of these Funds during the upcoming year, including enhanced reporting from the Adviser.

After reviewing the performance of each Current Fund and taking into consideration the management style, investment strategies, and prevailing market conditions during the prior year and for longer periods, the Trustees concluded that the performance of each Current Fund was acceptable or better or that, in cases where performance issues were encountered, Sterling Capital was appropriately addressing the situation.

With respect to the New Funds, the Trustees noted that the New Funds had not commenced operations at the time of the May 2011 Board meeting and had no historical investment performance. The Trustees considered that Sterling Capital does not currently offer stand-alone investment products comparable to either of the New Funds, and determined that comparable performance information with respect to other Sterling Capital clients would not provide suitable comparison information for evaluation of the New Advisory Agreement. The Trustees also noted that no performance history was available in a start-up fund context, such as that presented by the New Funds. The Trustees concluded, however, that Sterling Capital possessed the personnel and resources capable of producing attractive and competitive returns for each of the New Funds.

With respect to the Money Market Funds, the Trustees determined that the prospects for the Money Market Funds to have satisfactory or better performance were good.

Cost of Services, Including the Profits Realized by the Advisers and Affiliates

The Trustees considered peer group comparable information with respect to the advisory fees charged by Sterling Capital to each of the Current Funds and the advisory fees proposed to be charged by Sterling Capital to each of the New Funds, taking into consideration both contractual and actual (i.e., after fee waivers) fee levels. The Trustees concluded that the investment advisory fees paid by the Current Funds fell within an acceptable range as compared to peer groups, and were fair and reasonable, particularly in light of the fee waivers that are in place. With respect to the New Funds, the Trustees concluded that the contractual fees were fair and reasonable and noted that fee waivers agreed to by Sterling Capital would produce actual fees well below industry averages. With respect to the Money Market Funds, the Trustees noted that the fees proposed to be paid to BlackRock fell within an acceptable range, were fair and reasonable, and were identical to those paid to the current sub-adviser. The Trustees also noted that these fees were not borne directly by the shareholders of the respective Money Market Funds, but rather by Sterling Capital.

As part of their review, the Trustees considered benefits to Sterling Capital aside from investment advisory fees. The Trustees reviewed administration fees received by Sterling Capital and considered the fallout benefits to Sterling Capital such as the research services available to Sterling Capital by reason of brokerage commissions generated by the Funds’turnover. The Trustees also considered benefits to Sterling Capital’s affiliates, including brokerage commissions received by Scott & Stringfellow for executing trades on behalf of the Special Opportunities Fund and the Equity Income Fund. With respect to Scott & Stringfellow, the Trustees noted that brokerage commissions were paid at a standard commission rate, which was consistent with that used by Sterling Capital with respect to all equity funds of the Trust and that such brokerage arrangements were considered by Scott & Stringfellow to be advantageous.

The Trustees also considered information from Sterling Capital regarding fees for separate accounts managed by Sterling Capital with investment objectives and strategies similar to those of comparable Funds. The Trustees noted that a representative of Sterling Capital explained that management of the Funds was a much more intensive process than management of separate accounts, including

21

daily fluctuations in the size of the Funds and the need to comply with extensive and complex restrictions set by applicable regulation or established in controlling disclosure documents, and therefore the Trustees concluded that the differences between the services that Sterling Capital provides to the Funds and those it provides to separate accounts substantially limit the probative value of comparisons to those other clients. The Trustees also noted that, with respect to the New Funds, Sterling Capital did not currently offer stand-alone investment products comparable to either Fund and therefore concluded that comparable fee information with respect to other Sterling Capital clients would not provide suitable comparison information for evaluation of the New Advisory Agreement.

The Trustees also considered the reasonableness of current and proposed advisory fees in the context of the profitability of the Advisers. In determining whether all other current and proposed investment advisory and sub-advisory fees (collectively, the “investment advisory fees”) were reasonable, the Trustees reviewed profitability information provided by the Current Advisers with respect to investment advisory services. With respect to such information, the Trustees recognized that such profitability data was generally unaudited and represented an Adviser’s own determination of its and its affiliates’ revenues from the contractual services provided or expected to be provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and were calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory and sub-advisory contracts, because comparative information is not generally publicly available and could be affected by numerous factors. Based on their review, the Trustees concluded that the profitability of the Current Advisers as a result of their relationships with the Funds was acceptable.

Based on the foregoing, the Trustees concluded that the fees proposed under the Advisory Agreements were fair and reasonable, in light of the services and benefits provided or expected to be provided to each Fund.

Economies of Scale

The Trustees also considered whether fee levels reflect economies of scale and whether economies of scale would be produced by the growth of the Funds’ assets. The Trustees found that Sterling Capital had generally reduced the total expense ratios for the Current Funds through fee waivers and would do so with respect to the New Funds at least during the New Funds’ inception stage. The Trustees also noted that shareholders of the Money Market Funds had received the benefit of very significant fee waivers from Sterling Capital over the past year, and it was likely that fee waivers would continue due to the currently low interest rate conditions. The Trustees found that the asset levels of the Funds were not currently so large as to warrant formal contractual breakpoints, and found that the fee waivers were a reasonable way to provide the benefits of economies of scale to shareholders of the Funds at this time.

22

Sterling Capital Funds

Information about Trustees and Officers (Unaudited)

Overall responsibility for the management of the Funds rests with its Board of Trustees (“Trustees”), who are elected by the Shareholders of the Funds. The Trustees elect the officers of the Funds to supervise actively its day-to-day operations. The names of the Trustees, birthdates, term of office and length of time served, principal occupations during the past five years, number of portfolios overseen and directorships held outside of the Funds are listed in the two tables immediately following. The business address of the persons listed below is 434 Fayetteville Street Mall, 5th Floor, Raleigh, North Carolina 27601.

INDEPENDENT TRUSTEES

Name and Birthdate	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Last 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee

Thomas W. Lambeth Birthdate: 01/35	Trustee, Chairman of the Board of Trustees	Indefinite, 08/92 — Present	From January 2001 to present, Senior Fellow, Z. Smith Reynolds Foundation	29	None

Drew T. Kagan Birthdate: 02/48	Trustee	Indefinite, 08/00 — Present	From September 2010 to present, Chairman, Montecito Advisors, Inc.; from December 2003 to September 2010, CEO, Montecito Advisors, Inc.; from March 1996 to December 2003, President, Investment Affiliate, Inc.	29	None

Laura C. Bingham Birthdate: 11/56	Trustee	Indefinite, 02/01 — Present	From June 2010 to present, independent consultant; from July 1998 to June 2010, President of Peace College	29	None

Douglas R. Van Scoy Birthdate: 11/43	Trustee	Indefinite, 05/04 — Present	Retired; from November 1974 to July 2001, employee of Smith Barney (investment banking), most recently as Director of Private Client Group and Senior Executive Vice President	29	None

James L. Roberts Birthdate: 11/42	Trustee	Indefinite, 11/04 — Present	Retired; from November 2006 to present, Director, Grand Mountain Bancshares, Inc.; from January 1999 to December 2003, President, CEO and Director, Covest Bancshares, Inc.	29	None

23

Sterling Capital Funds

The following table shows information for the trustee who is an “interested person” of the Funds as defined in the 1940 Act :

INTERESTED TRUSTEE

Name and Birthdate	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex by Trustee*	Other Directorships Held by Trustee

Alexander W. McAlister** Birthdate: 03/60	Trustee	Indefinite, 11/10 — Present	President, Sterling Capital Management LLC	29	Director, Sterling Capital Management LLC

*	The Sterling Capital Funds Complex consists of two open-end investment management companies: Sterling Capital Funds and Sterling Capital Variable Insurance Funds.

**	Mr. McAlister is treated by the Funds as an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds because he is an officer of the Advisor.

The following table shows information for officers of Funds:

Name and Birthdate	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Last 5 Years

E.G. Purcell, III Birthdate: 01/55	President	Indefinite, President 11/08 — Present; Secretary, 11/08 — 08/10; Vice President, 11/00 — 11/08	From 1995 to present, Executive Director, Sterling Capital Management LLC and its predecessors

James T. Gillespie Birthdate: 11/66	Treasurer	Indefinite, 06/10 — Present	From June 2010 to present, Director, Sterling Capital Management LLC and its predecessors; from August 2008 to June 2010, Vice President Relationship Management, JPMorgan Chase & Co.; from February 2005 to August 2008, Director, Sterling Capital Management LLC and its predecessors

24

Sterling Capital Funds

Name and Birthdate	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Last 5 Years

Todd M. Miller Birthdate: 09/71	Vice President and Secretary	Indefinite, Vice President, 08/05 — Present; Secretary, 08/10 — Present	From May 2009 to present, Director, Sterling Capital Management LLC and its predecessors; from June 2005 to May 2009, Mutual Fund Administrator; from May 2001 to May 2005, Manager, BISYS Fund Services

Clinton L. Ward Birthdate: 11/69	Executive Director, Chief Compliance and Anti-Money Laundering Officer	Indefinite, 04/07 — Present	From July 2004 to present, Chief Compliance Officer and Executive Director, Sterling Capital Management LLC and its predecessors

Andrew J. McNally Birthdate: 12/70	Assistant Treasurer	Indefinite, Assistant Treasurer, 06/10 — Present; Treasurer, 04/07 — 06/10	From January 2007 to present, Vice President and Senior Director, and from July 2000 to December 2006, Vice President and Director, Fund Accounting and Administration Department, BNY Mellon Investment Servicing (US) Inc.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-228-1872.

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INVESTMENT ADVISOR

Sterling Capital Management LLC

Two Morrocroft Centre

4064 Colony Road, Suite 300

Charlotte, NC 28211

DISTRIBUTOR

Sterling Capital Distributors, Inc.

760 Moore Road

King of Prussia, PA 19406

LEGALCOUNSEL

Ropes & Gray LLP

One Metro Center

700 12th Street, N.W.

Suite 900

Washington, DC 20005

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)

There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in Item 2(b) of Form N-CSR.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in Item 2(b) of Form N-CSR.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Drew Kagan is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $409,500 for 2011 and $414,655 for 2010.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2011 and $0 for 2010.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $87,780 for 2011 and $96,230 for 2010. Fees for both 2011 and 2010 relate to the preparation of federal income and excise tax returns and review of capital gains distribution calculations.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2011 and $0 for 2010.

(e)(1)

Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $94,600 for 2011 and $67,000 for 2010.

(h)

The audit committee of the registrant’s board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The registrant’s Code of Ethics is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Sterling Capital Funds

By (Signature and Title)        /s/ E.G. Purcell, III

                                               E.G. Purcell, III, President

                                               (principal executive officer)

Date    11/22/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)        /s/ E.G. Purcell, III

                                               E.G. Purcell, III, President

                                               (principal executive officer)

Date    11/22/11

By (Signature and Title)        /s/ James T. Gillespie

                                               James T. Gillespie, Treasurer

                                               (principal financial officer)

Date    11/22/11